UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Clear Channel Outdoor Holdings, Inc.
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CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

200 East Basse Road
San Antonio, Texas 78209

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2012

As a stockholder of Clear Channel Outdoor Holdings, Inc. (“Clear Channel Outdoor” or the “Company”), you are hereby given notice of and invited to attend, in person or by proxy, the Annual Meeting of Stockholders of Clear Channel Outdoor to be held in the Lone Star Ballroom-East at the Hilton San Antonio Airport, located at 611 NW Loop 410, San Antonio, Texas 78216, on May 18, 2012, at 8:00 a.m. local time, for the following purposes:

1.	to elect James C. Carlisle, Robert W. Pittman and Dale W. Tremblay to serve as directors for a three year term;

2.	to approve the adoption of the 2012 Stock Incentive Plan;

3.	to approve the adoption of the Amended and Restated 2006 Annual Incentive Plan;

4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Clear Channel Outdoor for the year ending December 31, 2012; and

5.	to transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 2, 2012 are entitled to notice of and to vote at the annual meeting.

Two cut-out admission tickets are included on the back cover of this document and are required for admission to the annual meeting.  Please contact Clear Channel Outdoor’s Secretary at Clear Channel Outdoor’s corporate headquarters if you need additional tickets.  If you plan to attend the annual meeting, please note that space limitations make it necessary to limit attendance to stockholders and one guest per each stockholder.  Admission to the annual meeting will be on a first-come, first-served basis.  Registration and seating will begin at 7:45 a.m. local time.  Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport.  Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.  Cameras (including cellular telephones with photographic capabilities), recording devices and other electronic devices will not be permitted at the annual meeting.  The annual meeting will begin promptly at 8:00 a.m. local time.

Your attention is directed to the accompanying proxy statement.  In addition, although mere attendance at the annual meeting will not revoke your proxy, if you attend the annual meeting you may revoke your proxy and vote in person.  To ensure that your shares are represented at the annual meeting, please complete, date, sign and mail the enclosed proxy card in the return envelope provided for that purpose.

By Order of the Board of Directors

/s/ Robert H. Walls, Jr.

Robert H. Walls, Jr.
Executive Vice President, General Counsel and Secretary
San Antonio, Texas
April 9, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2012

The Proxy and Annual Report Materials are available at:
 http://bnymellon.mobular.net/bnymellon/cco

2012 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

ii

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Clear Channel Outdoor Holdings, Inc. (referred to herein as “Clear Channel Outdoor,” “Company,” “we,” “our” or “us”) to be held on Friday, May 18, 2012, beginning at 8:00 a.m. local time, in the Lone Star Ballroom-East at the Hilton San Antonio Airport, located at 611 NW Loop 410, San Antonio, Texas 78216, and at any postponements or adjournments thereof.  This proxy statement is first being mailed to stockholders on or about April 18, 2012.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:           Why am I receiving these materials?

A:
Clear Channel Outdoor’s Board of Directors (the “Board”) is providing these proxy materials to you in connection with Clear Channel Outdoor’s annual meeting of stockholders (the “annual meeting”), which will take place on May 18, 2012.  The Board is soliciting proxies to be used at the annual meeting.  You also are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and our most highly paid executive officers, and certain other required information.  Following this proxy statement are Clear Channel Outdoor’s 2012 Stock Incentive Plan (Appendix A), Clear Channel Outdoor’s Amended and Restated 2006 Annual Incentive Plan (Appendix B) and excerpts from Clear Channel Outdoor’s 2011 Annual Report on Form 10-K, including the Consolidated Financial Statements, Notes to the Consolidated Financial Statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as certain other data (Appendix C).  A proxy card and a return envelope also are enclosed.

Q:	What proposals will be voted on at the annual meeting?

A:	There are four proposals scheduled to be voted on at the annual meeting:

•	the election of the three nominees for directors named in this proxy statement;
•	the approval of the adoption of the 2012 Stock Incentive Plan;
•	the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan; and
•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2012.

Q:	Which of my shares may I vote?

A:
All shares of Class A and Class B common stock owned by you as of the close of business on April 2, 2012 (the “Record Date”) may be voted by you.  These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.  Each share of Class A common stock is entitled to one vote at the annual meeting and each share of Class B common stock is entitled to twenty votes at the annual meeting.  As of the Record Date, there were 41,802,578 shares of Class A common stock outstanding and 315,000,000 shares of Class B common stock outstanding.  All shares of our Class B common stock are held by Clear Channel Holdings, Inc., a wholly owned indirect subsidiary of CC Media Holdings, Inc. (“CC Media” or “CCMH”).

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most stockholders of Clear Channel Outdoor hold their shares through a stockbroker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with Clear Channel Outdoor’s transfer agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Computershare on behalf of Clear Channel Outdoor.  As the stockholder of record, you have the right to grant your voting proxy directly to Clear Channel Outdoor or to vote in person at the annual meeting.  Clear Channel Outdoor has enclosed a proxy card for you to use.  Please sign and return your proxy card.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker on how to vote and also are invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting, unless you obtain and present at the meeting a signed proxy from the record holder giving you the right to vote the shares.  Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.  Please sign and return your voting instruction card.

Q:	What constitutes a quorum?

A:
The holders of a majority of the total voting power of Clear Channel Outdoor’s Class A and Class B common stock entitled to vote and represented in person or by proxy will constitute a quorum at the annual meeting.  Votes “withheld,” abstentions and “broker non-votes” (described below) are counted as present for purposes of establishing a quorum.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
Under New York Stock Exchange (“NYSE”) rules, brokers will have discretion to vote the shares of customers who fail to provide voting instructions on “routine matters,” but brokers may not vote such shares on “non-routine matters” without voting instructions.  When a broker is not permitted to vote the shares of a customer who does not provide voting instructions, it is called a “broker non-vote.”  If you do not provide your broker with voting instructions, your broker will not be able to vote your shares with respect to (1) the election of directors, (2) the approval of the adoption of the 2012 Stock Incentive Plan and (3) the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan.  Your broker will send you directions on how you can instruct your broker to vote.

As described above, if you do not provide your broker with voting instructions and the broker is not permitted to vote your shares on a proposal, a “broker non-vote” occurs.  Broker non-votes will be counted for purposes of establishing a quorum at the annual meeting and will have no effect on the vote on the election of directors or the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan at the annual meeting. With respect to the proposal to approve the adoption of the 2012 Stock Incentive Plan, a broker non-vote is not counted as a vote cast and, therefore, could prevent the total votes cast on that proposal from representing more than 50% of the outstanding shares of our Class A and Class B common stock as required, but will not otherwise have an effect on the vote.

Q:	How can I vote my shares in person at the annual meeting?

A:
Shares held directly in your name as the stockholder of record may be voted by you in person at the annual meeting.  If you choose to vote your shares held of record in person at the annual meeting, please bring the enclosed proxy card and proof of identification.  Even if you plan to attend the annual meeting, Clear Channel Outdoor recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting.  You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the annual meeting.  Shares held in “street name” may be voted in person by you at the annual meeting only if you obtain and present at the meeting a signed proxy from the record holder giving you the right to vote the shares.  Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the annual meeting.

If you plan to attend the annual meeting, please note that space limitations make it necessary to limit attendance to stockholders and one guest per each stockholder.  Admission to the annual meeting will be on a first-come, first-served basis.  Registration and seating will begin at 7:45 a.m. local time.  Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport.  Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date.  Cameras (including cellular telephones with photographic capabilities), recording devices and other electronic devices will not be permitted at the annual meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in “street name,” when you return your proxy card or voting instructions accompanying this proxy statement, properly signed, the shares represented will be voted in accordance with your directions.  You can specify your choices by marking the appropriate boxes on the enclosed proxy card or voting instruction card.

For participants in the 401(k) plan who own shares of Clear Channel Outdoor through the plan, the plan permits you to direct the plan trustee on how to vote the Clear Channel Outdoor shares allocated to your account.  Your instructions to the plan trustee regarding how to vote your shares will be delivered via the enclosed proxy card.  Your proxy card for shares held in the 401(k) must be received by 11:59 p.m. Eastern Time on May 15, 2012.  The plan administrator will instruct the trustee to vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all plan participants who vote.

Q:	What if I return my proxy card without specifying my voting choices?

A:	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:	What if I abstain from voting or withhold my vote on a specific proposal?

A:	If you withhold your vote on the election of directors, it will have no effect on the outcome of the vote on the election of directors.

If you abstain from voting on (1) the approval of the adoption of the 2012 Stock Incentive Plan, (2) the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan and (3) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2012, it will have the same effect as a vote “against” these proposals.

Abstentions are counted as present for purposes of determining a quorum.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	What are Clear Channel Outdoor’s voting recommendations?

A:	The Board recommends that you vote your shares “FOR”:

•	each of the three nominees for directors named in this proxy statement;
•	the approval of the adoption of the 2012 Stock Incentive Plan;
•	the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan; and
•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2012.

Q:	What vote is required to elect the directors and approve each proposal?

A:
The directors will be elected by a plurality of the votes properly cast.  The approval of the adoption of the 2012 Stock Incentive Plan, the approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan and the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2012 will be approved by the affirmative vote of the holders of at least a majority of the total voting power of the voting stock present in person or by proxy at the annual meeting and entitled to vote on the matter.  However, under NYSE rules, the total votes cast in favor of the adoption of the 2012 Stock Incentive Plan must represent a majority of all issued and outstanding shares of our common stock entitled to vote on the proposal.

Q:	May I change my vote?

A:
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the annual meeting by sending the Secretary of Clear Channel Outdoor a proxy card dated later than your last submitted proxy card, notifying the Secretary of Clear Channel Outdoor in writing, or voting in person at the annual meeting.  If your shares are held beneficially in “street name,” you should follow the instructions provided by your broker or other nominee to change your vote.

Q:	Where can I find the voting results of the annual meeting?

A:
Clear Channel Outdoor will announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K, which we anticipate filing with the Securities and Exchange Commission (the “SEC”) by May 24, 2012.

Q:	May I access Clear Channel Outdoor’s proxy materials from the Internet?

A:	Yes. These materials are available at http://bnymellon.mobular.net/bnymellon/cco.

THE BOARD OF DIRECTORS

Our Board, which currently consists of ten members, is responsible for overseeing the direction of Clear Channel Outdoor and for establishing broad corporate policies.  However, in accordance with corporate legal principles, it is not involved in day-to-day operating details.  Members of the Board are kept informed of Clear Channel Outdoor’s business through discussions with the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer and other executive officers, by reviewing analyses and reports sent to them, by receiving updates from Board committees and by otherwise participating in Board and committee meetings.

COMPOSITION OF THE BOARD OF DIRECTORS

Our Board is divided into three classes serving staggered three-year terms.  At each annual meeting of our stockholders, directors will be elected to succeed the class of directors whose terms have expired.  As long as CC Media continues to indirectly own shares of our common stock representing more than 50% of the total voting power of our common stock, it will have the ability to direct the election of all the members of our Board, the composition of our Board committees and the size of the Board.

Because CC Media controls more than 50% of the voting power of Clear Channel Outdoor, we have elected to be treated as a “controlled company” under the NYSE’s Corporate Governance Standards.  Accordingly, we are exempt from the provisions of the Corporate Governance Standards requiring that: (1) a majority of our Board consists of independent directors; (2) we have a nominating and governance committee composed entirely of independent directors and governed by a written charter addressing the nominating and governance committee’s purpose and responsibilities; and (3) we have a compensation committee composed entirely of independent directors with a written charter addressing the compensation committee’s purpose and responsibilities.  However, notwithstanding this exemption, as described more fully below, we have a Compensation Committee composed entirely of independent directors with a written charter addressing the Compensation Committee’s purpose and responsibilities.

BOARD MEETINGS

During 2011, the Board held ten meetings.  All of Clear Channel Outdoor’s directors attended at least 75% of the aggregate of all meetings of the Board and committees on which they served during the periods in which they served during 2011, with the exception of Margaret W. Covell, who resigned as a director on January 4, 2012.

STOCKHOLDER MEETING ATTENDANCE

Clear Channel Outdoor encourages, but does not require, directors to attend the annual meetings of stockholders.  Mark P. Mays, who served as our Chairman of the Board at the time, attended the annual meeting of stockholders in 2011.

INDEPENDENCE OF DIRECTORS

The Board has adopted a set of Governance Guidelines, addressing, among other things, standards for evaluating the independence of Clear Channel Outdoor’s directors.  The full text of the Governance Guidelines can be found on the investor relations section of Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.

The Board has adopted the following standards for determining the independence of its members:

1.
A director must not be, or have been within the last three years, an employee of Clear Channel Outdoor.  In addition, a director’s immediate family member (“immediate family member” is defined to include a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and anyone (other than domestic employees) who shares such person’s home) must not be, or have been within the last three years, an executive officer of Clear Channel Outdoor.

2.
A director or immediate family member must not have received, during any twelve month period within the last three years, more than $120,000 in direct compensation from Clear Channel Outdoor, other than director or committee fees and pension or other forms of deferred compensation for prior service (and no such compensation may be contingent in any way on continued service).

3.
A director must not be a current partner or employee of a firm that is Clear Channel Outdoor’s internal or external auditor.  In addition, a director must not have an immediate family member who is (a) a current partner of such firm, or (b) a current employee of such a firm and personally works on Clear Channel Outdoor’s audit. Finally, neither the director nor an immediate family member of the director may have been, within the last three years, a partner or employee of such a firm and personally worked on Clear Channel Outdoor’s audit within that time.

4.
A director or an immediate family member must not be, or have been within the last three years, employed as an executive officer of another company where any of Clear Channel Outdoor’s present executive officers at the same time serve or served on that company’s compensation committee.

5.
A director must not be a current employee, and no director’s immediate family member may be a current executive officer, of a material relationship party (“material relationship party” is defined as any company that has made payments to, or received payments from, Clear Channel Outdoor for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues).

6.	A director must not own, together with ownership interests of his or her family, ten percent (10%) or more of a material relationship party.

7.
A director or immediate family member must not be or have been during the last three years, a director, trustee or officer of a charitable organization (or hold a similar position), to which Clear Channel Outdoor makes contributions in an amount which, in any of the last three fiscal years, exceeds the greater of $50,000, or 5% of such organization’s consolidated gross revenues.

8.
A director must be “independent” as that term is defined from time to time by the rules and regulations promulgated by the SEC, by the listing standards of the NYSE and, with respect to at least two members of the compensation committee, by the applicable provisions of, and rules promulgated under, the Internal Revenue Code (collectively, the “Applicable Rules”).  For purposes of determining independence, the Board will consider relationships with Clear Channel Outdoor and any parent or subsidiary in a consolidated group with Clear Channel Outdoor or any other company relevant to an independence determination under the Applicable Rules.

The above independence standards conform to, or are more exacting than, the director independence requirements of the NYSE.  The above independence standards are set forth on Appendix A of the Governance Guidelines.

    Our Board currently consists of ten directors, one of whom served as our Chief Executive Officer until March 31, 2011 and one of whom currently serves as our Executive Chairman.  For a director to be independent, the Board must determine that such director does not have any direct or indirect material relationship with Clear Channel Outdoor.  Pursuant to the Governance Guidelines, the Board has undertaken its annual review of director independence.

    Our Board has affirmatively determined that Douglas L. Jacobs, Thomas R. Shepherd, Christopher M. Temple and Dale W. Tremblay are independent (and previously determined that Marsha M. Shields, who served as a director until May 16, 2011, was independent) under the listing standards of the NYSE, as well as Clear Channel Outdoor’s independence standards set forth above.  In addition, the Board has determined that each member of the Compensation Committee is independent and that each member of the Audit Committee is independent under the heightened independence standards required for audit committee members by the rules and regulations of the SEC.  In making these determinations, our Board reviewed and discussed information provided by the directors and by Clear Channel Outdoor with regard to the directors’ business and personal activities as they relate to Clear Channel Outdoor and its affiliates.  In the ordinary course of business during 2011, we entered into purchase and sale transactions for products and services with certain entities affiliated with members of our Board, as described below, and the following transactions were considered by our Board in making their independence determinations with respect to Messrs. Jacobs, Shepherd, Temple and Tremblay:

•	During 2011, we and our affiliates conducted a small amount of business (less than $10,000) with an entity of which Mr. Shepherd and his partners are the largest shareholder.
•
During 2011, we and our affiliates conducted a small amount of business (less than $50,000 in the aggregate) with an entity for which Mr. Jacobs serves as a director and a charity for which Mr. Jacobs serves as a director.

•	During 2011, we and our affiliates conducted a small amount of business (less than $5,000) with the entity for which Mr. Tremblay serves as President and Chief Executive Officer.

All of the payments described above are for arms-length, ordinary course of business transactions and we generally expect transactions of a similar nature to occur during 2012.  In each case, the Board concluded that the transaction or relationship did not impair the independence of the director.

The rules of the NYSE require that non-management or independent directors of a listed company meet periodically in executive sessions.  In addition, the rules of the NYSE require listed companies to schedule an executive session including only independent directors at least once a year.  Clear Channel Outdoor’s independent directors met separately in executive sessions following two regular meetings of the Board in 2011.

The Board has created the office of Presiding Director to serve as the lead non-management director of the Board.  The office of the Presiding Director at all times will be held by an “independent” director, as that term is defined from time to time by the listing standards of the NYSE and as determined by the Board in accordance with the Board’s Governance Guidelines.  The Presiding Director has the power and authority to do the following:

•	preside at all meetings of non-management directors when they meet in executive session without management participation;

•	set agendas, priorities and procedures for meetings of non-management directors meeting in executive session without management participation;
•	generally assist the Chairman of the Board;
•	add agenda items to the established agenda for meetings of the Board;
•	request access to Clear Channel Outdoor’s management, employees and its independent advisers for purposes of discharging his or her duties and responsibilities as a director; and
•	retain independent outside financial, legal or other advisors at any time, at the expense of Clear Channel Outdoor, on behalf of the Board or any committee or subcommittee of the Board.

The Presiding Director position is rotated among the independent directors, in alphabetical order of last name, effective the first day of each calendar quarter.  As of the date of this proxy statement, Douglas L. Jacobs is serving as the Presiding Director.

COMMITTEES OF THE BOARD

The Board has two standing committees: the Audit Committee and the Compensation Committee.  Each committee has a written charter, which guides its operations.  The written charters are available on Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.  The table below sets forth the members of each of these committees.

Board Committee Membership

Name	Audit Committee	Compensation Committee
Douglas L. Jacobs	*X	X
Christopher M. Temple	X
Dale W. Tremblay	X	*X

* = Chairman
X = Committee member

In addition, in December 2011, Clear Channel Outdoor formed a Special Committee composed of independent directors Messrs. Jacobs, Temple and Tremblay to review certain transactions between Clear Channel Outdoor and Clear Channel Communications, Inc., our indirect parent entity (“Clear Channel”).  Mr. Jacobs serves as Chairman of the Special Committee.  The Special Committee met two times during 2011.

The Audit Committee

The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Clear Channel Outdoor.  Douglas L. Jacobs has been designated by our Board as an “Audit Committee Financial Expert,” as defined by the SEC.  The Audit Committee met eight times during 2011.  All members of the Audit Committee are independent as defined by the listing standards of the NYSE and Clear Channel Outdoor’s independence standards and satisfy the other requirements for audit committee membership, including the heightened independence standards, of the NYSE and the SEC.

The Audit Committee’s primary responsibilities, which are discussed in detail within its charter, include the following, subject to the consent of our corporate parent:

•
be responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing an audit report or to perform other audit, review or attest services, and all fees and other terms of their engagement;

•	review and discuss reports regarding the independent registered public accounting firm’s independence;
•	review with the independent registered public accounting firm the annual audit scope and plan;
•	review with management, the director of internal audit and the independent registered public accounting firm the budget and staffing of the internal audit department;

•
review and discuss with management and the independent registered public accounting firm the annual and quarterly financial statements and the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•	review with the independent registered public accounting firm the critical accounting policies and practices used;
•
review with management, the independent registered public accounting firm and the director of internal audit Clear Channel Outdoor’s internal accounting controls and any significant findings and recommendations;

•	discuss guidelines and policies with respect to risk assessment and risk management;
•	oversee Clear Channel Outdoor’s policies with respect to related party transactions; and
•	review with management and the General Counsel the status of legal and regulatory matters that may have a material impact on Clear Channel Outdoor’s financial statements and compliance policies.

The full text of the Audit Committee’s charter can be found on our website at www.clearchanneloutdoor.com.

The Compensation Committee

The Compensation Committee administers Clear Channel Outdoor’s incentive-compensation plans and equity-based plans, determines compensation arrangements for all executive officers, other than our Executive Chairman, Chief Financial Officer, General Counsel and Chief Accounting Officer, and makes recommendations to the Board concerning compensation for directors of Clear Channel Outdoor and its subsidiaries.  The Compensation Discussion and Analysis section of this proxy statement provides additional details regarding the basis on which the Compensation Committee determines executive compensation.  The Compensation Committee met seven times during 2011.  All members of the Compensation Committee are independent as defined by the listing standards of the NYSE and Clear Channel Outdoor’s independence standards.

The Compensation Committee has the ability, under its charter, to select and retain, at the expense of Clear Channel Outdoor, independent legal and financial counsel and other consultants necessary to assist the Compensation Committee as the Compensation Committee may deem appropriate, in its sole discretion.  The Compensation Committee also has the authority to select and retain any compensation consultant to be used to survey the compensation practices in Clear Channel Outdoor’s industry and to provide advice so that Clear Channel Outdoor can maintain its competitive ability to recruit and retain highly qualified personnel.  The Compensation Committee has the sole authority to approve related fees and retention terms for any of its counsel and consultants.

The Compensation Committee’s primary purposes, which are discussed in detail within its charter, are to:

•
assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and Clear Channel Outdoor;

•
review and approve corporate goals and objectives relevant to the compensation of Clear Channel Outdoor’s executive officers, evaluate the performance of the executive officers in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation level of the executive officers based on this evaluation;

•	review and adopt, and/or make recommendations to the Board with respect to, incentive-compensation plans and equity-based plans;
•
review and discuss with management the Compensation Discussion and Analysis to be included in Clear Channel Outdoor’s proxy statement and determine whether to recommend to the Board the inclusion of the Compensation Discussion and Analysis in the proxy statement;

•	prepare the Compensation Committee report for inclusion in Clear Channel Outdoor’s proxy statement; and
•	recommend to the Board the appropriate compensation for the non-employee members of the Board.

Our Chief Financial Officer, General Counsel and Chief Accounting Officer simultaneously hold the same positions at Clear Channel and CC Media, our indirect parent entities, and our Executive Chairman serves as Chief Executive Officer of Clear Channel and CC Media.  The compensation of those officers is set by the Compensation Committee of the board of directors of CC Media, and we are allocated a portion of the cost of the services of certain of those officers pursuant to the Corporate Services Agreement, dated November 16, 2005, by and between Clear Channel Management Services, L.P. and us.  Accordingly, our Compensation Committee charter does not govern the compensation arrangements, policies and practices of our Executive Chairman, Chief Financial Officer, General Counsel and Chief Accounting Officer.  The term “executive officer” used above in the description of the Compensation Committee’s purposes refers to our employees (other than the Executive Chairman, Chief Financial Officer, General Counsel and Chief Accounting Officer) who are (1) subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, governing insider trading reporting or (2) covered by the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), governing qualified performance-based compensation. See the Compensation Discussion and Analysis section of this proxy statement.  The Compensation Committee has the authority to delegate its responsibilities to subcommittees if the Compensation Committee determines such delegation would be in the best interest of Clear Channel Outdoor.

The full text of the Compensation Committee’s charter can be found on our website at www.clearchanneloutdoor.com.

DIRECTOR NOMINATING PROCEDURES

The Board oversees the identification and consideration of candidates for membership on the Board, and each member of the Board participates in this process.  It is the view of the Board that this function has been performed effectively by the Board, and that it is appropriate for Clear Channel Outdoor not to have a separate nominating committee or charter for this purpose.

The Board is responsible for developing and reviewing background information for candidates for the Board, including those recommended by stockholders.  Our directors play a critical role in guiding Clear Channel Outdoor’s strategic direction and overseeing the management of Clear Channel Outdoor.  Clear Channel Outdoor does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate mix of experience, skills, and expertise to oversee Clear Channel Outdoor’s businesses.  Director candidates should have experience in positions with a high degree of responsibility, be leaders in the organizations with which they are affiliated and have the time, energy, interest and willingness to serve as a member of the Board.  The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.  The Board evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to the Board during their current term.

Director Margaret W. Covell resigned as a member of our Board on January 4, 2012.  Pursuant to our bylaws, on January 9, 2012, our Board appointed James C. Carlisle as a member of our Board to fill the vacancy created by Ms. Covell’s resignation.  Mr. Carlisle was recommended for election as a director by our Board members affiliated with Thomas H. Lee Partners, L.P.  Director Mark P. Mays’ term will end at the annual meeting and he is not standing for re-election.  Our Board has decided not to replace Mr. Mays as a director at this time and, accordingly, the size of our Board will be reduced from ten to nine immediately prior to the annual meeting.

The Board will consider as potential nominees individuals properly recommended by stockholders.  Recommendations concerning individuals proposed for consideration should be addressed to the Board, c/o Secretary, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.  Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected.  The Board evaluates candidates recommended by stockholders in the same manner in which it evaluates other nominees.  Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws, as described below under “Stockholder Proposals for 2013 Annual Meeting and Advance Notice Procedures.”

BOARD LEADERSHIP STRUCTURE

Mark P. Mays served as our Chairman from 2009 until November 2, 2011 and as our Chief Executive Officer from August 2005 until March 31, 2011.  On March 31, 2011, our Board (1) established a new “Office of the Chief Executive Officer” to serve the functions of the Chief Executive Officer and President until a permanent replacement for Mr. Mays was hired and (2) appointed Thomas W. Casey (our Executive Vice President and Chief Financial Officer) and Robert H. Walls, Jr. (our Executive Vice President, General Counsel and Secretary) to serve in the newly-created office in addition to their existing offices, which they retained.  Messrs. Casey and Walls are not members of our Board.  On October 2, 2011, Robert W. Pittman was appointed as our Executive Chairman and a member of our Board and, on January 24, 2012, C. William Eccleshare was appointed as our Chief Executive Officer, at which time our Office of the Chief Executive Officer ceased to exist.  Mr. Mays will continue to serve as a member of our Board until the annual meeting.  Mr. Mays’ term as a director will end at the annual meeting and he is not standing for re-election.

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of Clear Channel Outdoor to make that determination based on the position and direction of Clear Channel Outdoor, the membership of the Board and the individuals who occupy those roles.  As our previous Chairman and Chief Executive Officer and as a member of our Board, Mr. Mays worked collaboratively with Messrs. Casey and Walls in our Office of the Chief Executive Officer during 2011 and has continued to work collaboratively with Mr. Pittman, our Executive Chairman, and Mr. Eccleshare, our Chief Executive Officer, to effect a smooth transition.  Mr. Mays has remained available to provide advice and input regarding long term strategy and vision.  Mr. Mays, Mr. Pittman and Mr. Eccleshare together have provided our Board with insight into our operations and helped facilitate the flow of information between management and the Board, and Messrs. Pittman and Eccleshare will continue to do so following the annual meeting.  In addition, the position of Presiding Director of our Board rotates quarterly among our independent directors, providing an additional layer of independent director oversight, as described above under “—Independence of Directors.”  For the reasons described above, our Board believes that this leadership structure is appropriate for us at this time.

Our risk management philosophy strives to:

•	timely identify the material risks that Clear Channel Outdoor faces;
•	communicate necessary information with respect to material risks to senior management and, as appropriate, to the Board or relevant Board committee;
•	implement appropriate and responsive risk management strategies consistent with Clear Channel Outdoor’s risk profile; and
•	integrate risk management into Clear Channel Outdoor’s decision-making.

The Board has designated the Audit Committee to oversee risk management.  The Audit Committee reports to the Board regarding briefings provided by management and advisors, as well as the Audit Committee’s own analysis and conclusions regarding the adequacy of Clear Channel Outdoor’s risk management processes.  In addition, Mr. Pittman (as our Executive Chairman and a member of our Board) and Mr. Eccleshare (as our Chief Executive Officer) are able to provide our Board with valuable insight into our risk profile and the options to mitigate and address our risks based on their respective experiences with the daily management of our business.  The Board encourages management to promote a corporate culture that incorporates risk management into Clear Channel Outdoor’s corporate strategy and day-to-day operations.

STOCKHOLDER AND INTERESTED PARTY COMMUNICATION WITH THE BOARD

Stockholders and other interested parties may contact an individual director, the Presiding Director, the Board as a group, or a specified Board committee or group, including the non-management directors as a group, by sending regular mail to the following address:

Board of Directors
Clear Channel Outdoor Holdings, Inc.
P.O. Box 659512
San Antonio, Texas 75265-9512

CODE OF BUSINESS CONDUCT AND ETHICS

Clear Channel Outdoor adopted a Code of Business Conduct and Ethics applicable to all of its directors and employees, including its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (the “Code of Conduct”), which is a “code of ethics,” as defined by Item 406(b) of Regulation S-K.  The Code of Conduct is publicly available on Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.  We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer or principal accounting officer and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.clearchanneloutdoor.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise stated, the table below sets forth information concerning the beneficial ownership of Clear Channel Outdoor’s common stock as of April 2, 2012 for: (1) each director currently serving on our Board and each of the nominees for director; (2) each of our named executive officers; (3) our directors and executive officers as a group; and (4) each person known to Clear Channel Outdoor to beneficially own more than 5% of any class of Clear Channel Outdoor’s outstanding shares of common stock.  At the close of business on April 2, 2012, there were 41,802,578 shares of Clear Channel Outdoor’s Class A common stock outstanding and 315,000,000 shares of Clear Channel Outdoor’s Class B common stock outstanding.   In addition, information concerning the beneficial ownership of common stock of CC Media, our indirect parent entity, by: (1) each director currently serving on our Board and each of the nominees for director; (2) each of our named executive officers; and (3) our directors and executive officers as a group is set forth in the footnotes to the table below.  At the close of business on April 2, 2012, there were 23,579,852 shares of CC Media’s Class A common stock, 555,556 shares of CC Media’s Class B common stock and 58,967,502 shares of CC Media’s Class C common stock outstanding.  Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Each share of Clear Channel Outdoor Class A common stock is entitled to one vote on matters submitted to a vote of the stockholders and each share of Clear Channel Outdoor Class B common stock is entitled to twenty votes on matters submitted to a vote of the stockholders.  Each share of our Class B common stock is convertible at the option of the holder thereof into one share of Class A common stock.  Each share of our common stock is entitled to share equally on a per share basis in any dividends and distributions by us.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(a)	Number of Shares of Class A Common Stock	Number of Shares of Class B Common Stock	Percent of Class A Common Stock(b)	Percent of Class B Common Stock(b)	Percent of Outstanding Common Stock on an As-Converted Basis(b)
Holders of More than 5%:
Clear Channel Communications, Inc.(c)	1,553,971	315,000,000	3.7%	100.0%	88.7%
Mason Capital Management LLC(d)	5,072,946	—	12.1%	—	1.4%
GAMCO Asset Management, Inc. and affiliates(e)	4,843,942	—	11.6%	—	1.4%
Canyon Capital Advisors LLC (f)	4,099,505	—	9.8%	—	1.1%
Abrams Capital Management, L.P. and affiliates (g)	3,354,390	—	8.0%	—	*

Named Executive Officers, Nominees, Executive Officers and Directors:
Jonathan D. Bevan(h)	231,721	—	*	—	*
James C. Carlisle (i)	—	—	—	—	—
Thomas W. Casey(j)	—	—	—	—	—
Ronald H. Cooper(k)	49,292	—	*	—	*
C. William Eccleshare(l)	199,862	—	*	—	*
Blair E. Hendrix(m)	—	—	—	—	—
Douglas L. Jacobs(n)	6,875	—	*	—	*
Daniel G. Jones(i)	—	—	—	—	—
Mark P. Mays(o)	165,565	—	*	—	*
Robert W. Pittman(p)	—	—	—	—	—
Thomas R. Shepherd(q)	2,500	—	*	—	*
Christopher M. Temple(q)	2,500	—	*	—	*
Dale W. Tremblay(r)	41,641	—	*	—	*
Robert H. Walls, Jr. (s)	—	—	—	—	—
Scott R. Wells(m)	—	—	—	—	—
All directors and executive officers as a group (16 individuals)(t)	1,080,824	—	2.5%	—	*
_________________
* Means less than 1%.

(a)	Unless otherwise indicated, the address for all beneficial owners is c/o Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

(b)	Percentage of ownership calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

(c)
Represents 1,553,971 shares of Clear Channel Outdoor’s Class A common stock held by CC Finco, LLC, a wholly owned subsidiary of Clear Channel and 315,000,000 shares of Clear Channel Outdoor’s Class B common stock held by Clear Channel Holdings, Inc., a wholly owned subsidiary of Clear Channel.  Shares of Class B common stock are convertible on a one for one basis into shares of Class A common stock and entitle the holder to 20 votes per share upon all matters on which stockholders are entitled to vote.  The business address of CC Finco, LLC, Clear Channel Holdings, Inc. and Clear Channel is 200 E. Basse Road, San Antonio, Texas 78209.

(d)
As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 14, 2012. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A are directly owned by Mason Capital L.P., a Delaware limited partnership (“Mason Capital LP”), Mason Capital Master Fund, L.P., a Cayman Islands exempted limited partnership (“Mason Capital Master Fund”), and an account (the “Managed Account”) separately managed by Mason Capital Management LLC, a Delaware limited liability company (“Mason Management”).  Mason Management is the investment manager of each of Mason Capital LP, Mason Capital Master Fund and the Managed Account, and Mason Management may be deemed to have beneficial ownership over the shares of Class A common stock reported in the Schedule 13G/A by virtue of the authority granted to Mason Management by Mason Capital LP, Mason Capital Master Fund and the Managed Account to vote and exercise investment discretion over such shares. Kenneth M. Garschina and Michael E. Martino are managing principals of Mason Management and the sole members of Mason Management. Mason Capital Management, Mr. Garschina and Mr. Martino disclaim beneficial ownership of all shares reported in the Schedule 13G/A pursuant to 13d-4 under the Securities Exchange Act of 1934, as amended.  The business address of each reporting person is 110 East 59th Street, New York, New York 10022.

(e)
As reported on a Schedule 13D/A filed with respect to Clear Channel Outdoor’s Class A common stock on March 12, 2012. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13D/A may be deemed to be beneficially owned by one or more of the following persons: GGCP, Inc. (“GGCP”), GGCP Holdings LLC (“GGCP Holdings”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), Gabelli Securities, Inc. (“GSI”), Gabelli & Company, Inc. (“Gabelli & Company”), MJG Associates, Inc. (“MJG Associates”), Gabelli Foundation, Inc. (“Foundation”), MJG-IV Limited Partnership (“MJG”) and Mario Gabelli. Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of GAMCO, Gabelli Funds, GSI and MJG.  GSI is deemed to have beneficial ownership of the securities owned beneficially by Gabelli & Company.  GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than Mario Gabelli and the Foundation. The business address of GBL, Gabelli Funds, Gabelli & Company, GAMCO, GSI, Teton Advisors and Mario Gabelli is One Corporate Center, Rye, New York 10580.  The business address of GGCP, GGCP Holdings and MJG Associates is 140 Greenwich Avenue, Greenwich, Connecticut 06850.  The business address of the Foundation is 165 West Liberty Street, Reno, Nevada 89501.

(f)
As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 14, 2012. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G may be deemed to be beneficially owned by one or more of the following persons: Canyon Capital Advisors LLC (“CCA”), Mitchell R. Julis, Joshua S. Friedman and K. Robert Turner.  CCA is an investment advisor to various managed accounts, including Canyon Value Realization Fund, L.P., The Canyon Value Realization Master Fund (Cayman), L.P., Citi Canyon Ltd., Canyon Value Realization Fund MAC 18, Ltd., Canyon-GRF Master Fund, L.P., Canyon Balanced Master Fund, Ltd., Pernal Canyon Fund Ltd., Canyon Distressed Opportunity Investing Fund, L.P. and Canyon-GRF Master Fund II, L.P., with the right to receive, or the power to direct the receipt, of dividends from, or the proceeds from the sale of the securities held by, such managed accounts. Messrs. Julis, Friedman, and Turner control entities which own 100% of CCA.  The business address of each reporting person is 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067.

(g)
As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 10, 2012. Shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A for Abrams Capital Partners II, L.P. (“ACP II”) represent shares beneficially owned by ACP II.  Shares reported in the Schedule 13G/A for Abrams Capital, LLC (“Abrams Capital”) represent shares beneficially owned by ACP II and other private investment funds for which Abrams Capital serves as general partner.  Shares reported in the Schedule 13G/A for Abrams Capital Management, L.P. (“Abrams CM LP”) and Abrams Capital Management, LLC (“Abrams CM LLC”) represent the above-referenced shares beneficially owned by Abrams Capital and shares beneficially owned by another private investment fund for which Abrams CM LP serves as investment manager.  Abrams CM LLC is the general partner of Abrams CM LP.  Shares reported in the Schedule 13G/A for Mr. Abrams represent the above referenced shares reported for Abrams Capital and Abrams CM LLC.  Mr. Abrams is the managing member of Abrams Capital and Abrams CM LLC.  Each disclaims beneficial ownership of the shares reported except to the extent of its or his pecuniary interest therein.  The business address of each reporting person is c/o Abrams Capital Management, L.P., 222 Berkley Street, 22nd Floor, Boston, Massachusetts 02116.

As reported on a Schedule 13D filed on November 29, 2011, Abrams CM LP and affiliates also own 6,811,407 shares of the Class A common stock of CC Media, which represent 28.9% of CC Media’s Class A common stock and 8.2% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.  The CC Media shares reported in the Schedule 13D for ACP II represent shares beneficially owned by ACP II. Shares reported in the Schedule 13D for Abrams Capital represent shares beneficially owned by ACP II and other private investment vehicles for which Abrams Capital serves as general partner.  Shares reported in the Schedule 13D for Abrams CM LP and Abrams CM LLC represent shares beneficially owned by ACP II and other private investment vehicles (including those for which shares are reported for Abrams Capital) for which Abrams CM LP serves as investment manager.  Abrams CM LLC is the general partner of Abrams CM LP.  The CC Media shares reported in the Schedule 13D for Mr. Abrams represent the above referenced shares reported for Abrams Capital and Abrams CM LLC.  Mr. Abrams is the managing member of Abrams Capital and Abrams CM LLC.

(h)
Includes vested stock options and stock options that will vest within 60 days after April 2, 2012 collectively representing 222,363 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Bevan.

(i)
Mr. Carlisle and Mr. Jones are a managing director and a director, respectively, at Thomas H. Lee Partners, L.P.  Entities controlled by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. hold all of the shares of CC Media’s Class B common stock and CC Media’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of CC Media.

(j)
As of April 2, 2012, Mr. Casey held vested stock options to purchase 125,000 shares of CC Media’s Class A common stock, which represented less than 1% of CC Media’s Class A common stock and less than 1% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.

(k)	Includes vested stock options representing 16,666 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Cooper.

As of April 2, 2012, Mr. Cooper also held vested stock options representing 82,500 shares of CC Media’s Class A common stock, which represented less than 1% of CC Media’s Class A common stock and less than 1% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.

(l)	Includes vested stock options representing 197,360 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Eccleshare.

(m)
Mr. Hendrix and Mr. Wells are a managing director and an operating partner, respectively, at Bain Capital Partners, LLC.  Entities controlled by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. hold all of the shares of CC Media’s Class B common stock and CC Media’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of CC Media.

(n)
Represents vested stock options and stock options that will vest within 60 days after April 2, 2012 collectively representing 6,875 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Jacobs.

(o)	Includes vested stock options representing 150,000 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Mays.

As of April 2, 2012, Mr. Mays also held 245,124 shares of CC Media’s Class A common stock, 222,223 shares of unvested restricted Class A common stock of CC Media and stock options that are vested or will vest within 60 days after April 2, 2012 collectively representing 327,044 shares of CC Media’s Class A common stock.  In addition, Mr. Mays held indirectly 29,970 shares of CC Media’s Class A common stock through a trust of which Mr. Mays is the trustee.  These holdings represented 3.4% of CC Media’s Class A common stock and 1.0% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.

(p)
As of April 2, 2012, Pittman CC LLC, a limited liability company controlled by Mr. Pittman, beneficially owned 706,215 shares of CC Media’s Class A common stock. These holdings represented 3.0% of CC Media’s Class A common stock and less than 1% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.

(q)	Represents stock options that will vest within 60 days after April 2, 2012 representing 2,500 shares of Clear Channel Outdoor’s Class A common stock held by each of Messrs. Shepherd and Temple.

(r)
Includes vested stock options and stock options that will vest within 60 days after April 2, 2012 collectively representing 35,391 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Tremblay.

(s)
As of April 2, 2012, Mr. Walls held vested stock options to purchase 25,000 shares of CC Media’s Class A common stock, which represented less than 1% of CC Media’s Class A common stock and less than 1% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B and Class C common stock are converted to shares of CC Media’s Class A common stock.

(t)
Includes vested stock options and stock options that will vest within 60 days after April 2, 2012 collectively representing 957,028 shares of Clear Channel Outdoor’s Class A common stock and 5,253 shares of Clear Channel Outdoor’s Class A common stock held indirectly through the 401(k) plan by such persons.

As of April 2, 2012, all of our directors and executive officers as a group were the beneficial owners of CC Media’s Class A common stock as follows: (1) 245,124 shares of CC Media’s Class A common stock held by such persons; (2) 222,223 shares of unvested restricted Class A common stock of CC Media’s held by such persons; (3) stock options to purchase 479,544 shares of CC Media’s Class A common stock that are vested and that will vest within 60 days after April 2, 2012; and (4) 736,185 shares of CC Media’s Class A common stock held indirectly.  These holdings represented 7.0% of CC Media’s Class A common stock and 2.0% of CC Media’s Class A common stock assuming all shares of CC Media’s Class B common stock and CC Media’s Class C common stock are converted to shares of CC Media’s Class A common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

Director Mark P. Mays’ term will end at the annual meeting and he is not standing for re-election.  Our Board has decided not to replace Mr. Mays as a director at this time and, accordingly, the size of our Board will be reduced from ten to nine immediately prior to the annual meeting.  The Board has nominated the three persons listed as nominees below for election as directors at the annual meeting of stockholders.  Each of the nominees listed below currently is a director and is standing for re-election. Each of the directors elected at the annual meeting will serve a three year term or until his successor shall have been elected and qualified, subject to earlier death, resignation or removal.  The directors are to be elected by a plurality of the votes cast at the annual meeting.  Each nominee has indicated a willingness to serve as director if elected.  Should any nominee become unavailable for election, discretionary authority is conferred on the proxies to vote for a substitute.  Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The following information, which is as of April 2, 2012, is furnished with respect to each of the nominees for election at our annual meeting and each of the other continuing members of our Board:

NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 2015 (CLASS III)

James C. Carlisle, age 36, is a Managing Director at Thomas H. Lee Partners, L.P. (“THL”). Prior to joining THL in 2000, Mr. Carlisle worked at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Carlisle is currently a Board Observer at Univision Communications, Inc. and a Director of Sword Insurance Software. His prior directorships include Broadcast Media Partners, Inc., Front Line Management Companies, Inc. and Univision Communications, Inc. Mr. Carlisle holds a B.S.E., summa cum laude, in Operations Research from Princeton University and an M.B.A. from Harvard Business School. He also serves as a member of the Board of Directors of The Massachusetts Eye and Ear Infirmary and is an active contributor to the National Park Foundation. Mr. Carlisle has been a member of our Board since January 2012.  Mr. Carlisle was selected to serve as a director based on his experience evaluating strategies, operations and risks gained through his work at Goldman, Sachs & Co. and THL, as well as his experience serving as a director for other media companies.

Robert W. Pittman, age 58, was appointed as Chief Executive Officer and a director of CC Media and Clear Channel and as Executive Chairman and a director of ours on October 2, 2011. Prior thereto, Mr. Pittman served as Chairman of Media and Entertainment Platforms for CC Media and Clear Channel since November 2010.  He has been a member of, and an investor in, Pilot Group, a private equity investment company, since April 2003.  Mr. Pittman was formerly Chief Operating Officer of AOL Time Warner, Inc. from May 2002 to July 2002.  He also served as Co-Chief Operating Officer of AOL Time Warner, Inc. from January 2001 to May 2002, and earlier, as President and Chief Operating Officer of America Online, Inc. from February 1998 to January 2001.  Mr. Pittman serves on the boards of numerous charitable organizations, including the Alliance for Lupus Research, the New York City Ballet, Public Theater, the Rock and Roll Hall of Fame Foundation and the Robin Hood Foundation, where he has served as past Chairman.  Mr. Pittman was selected to serve as a director because of his service as Chief Executive Officer of CC Media and Clear Channel, as well as his extensive media experience gained through the course of his career.

Dale W. Tremblay, age 53, has served as President and Chief Executive Officer of C.H. Guenther & Son, Inc., a food marketing and manufacturing company, since July 2001.  Prior to joining C.H. Guenther & Son, Inc., Mr. Tremblay was an officer at the Quaker Oats Company, where he was responsible for all Worldwide Foodservice Businesses.  Mr. Tremblay has been a member of our Board since November 2005. He currently serves on the Board of Directors of Texas Capital Bank, on the Advisory Board for the Michigan State University Financial Analysis Lab and on the Advisory Board of the Federal Reserve Bank of Dallas. Mr. Tremblay was selected to serve as a director based on his operational and managerial expertise gained through building and managing a large privately-held company.

The Board recommends that you vote “For” the director nominees named above.  Properly submitted proxies will be so voted unless stockholders specify otherwise.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2013 (CLASS I)

Blair E. Hendrix, age 47, is a Managing Director of Bain Capital Partners, LLC (“Bain Capital”) and one of the leaders of the firm’s operationally focused Portfolio Group.  Mr. Hendrix joined Bain Capital in 2000.  Prior to joining Bain Capital, Mr. Hendrix was Executive Vice President and Chief Operating Officer of DigiTrace Care Services, Inc. (now SleepMed), a national healthcare services company he co-founded.  Earlier in his career, Mr. Hendrix was employed by Corporate Decisions, Inc. (now Oliver Wyman), a management consulting firm.  Mr. Hendrix also serves as a director of TWCC Holdings Corp. (The Weather Channel), Clear Channel and CC Media, and has previously served as a director of Keystone Automotive Operations, Inc., Innophos Holdings, Inc. and SMTC Corporation.  Mr. Hendrix received a B.A. from Brown University, awarded with honors.  Mr. Hendrix has been a member of our Board since August 2008.  Mr. Hendrix was selected to serve as a director because of his operational knowledge gained through his experience with Bain Capital and in management consulting.

Douglas L. Jacobs, age 64, has been self-employed since 2003.  He was the Executive Vice President and Treasurer for FleetBoston Financial Group from 1995 to 2003. His career began at Citibank in 1972, where he ultimately assumed the position of Division Executive for the Investment Banking Group’s MBS Group. Mr. Jacobs’ other directorships include Springleaf Finance, Inc. (and its subsidiary with securities traded on the NYSE, Springleaf Finance Corporation), Doral Financial Corporation and Fortress Investment Group LLC.  His previous directorships include ACA Capital Holdings, Inc., Global Signal Inc. and Hanover Capital Mortgage Holdings, Inc.  Mr. Jacobs holds a B.A. from Amherst College and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.  Mr. Jacobs has been a member of our Board since May 2010.  Mr. Jacobs was selected to serve as a director for his operational, financial and capital markets experience as well as his experience evaluating risks gained through his service as an executive and as a director of several financial institutions.

Daniel G. Jones, age 37, is a Director at THL and is part of the firm’s Strategic Resource Group, which works in collaboration with senior management and THL investment professionals to drive value at portfolio companies.  Prior to joining THL in 2007, Mr. Jones was a management consultant at the Monitor Group, a global strategic advisory firm, from 2004 to 2007.  He also served as account leader at Monitor Clipper Fund.  Before Monitor, Mr. Jones worked in a variety of corporate finance roles, lastly as Financial Project Manager and Deputy to the Chief Financial Officer at LAN Airlines, one of the leading Latin American passenger and cargo airlines.  Mr. Jones has been a member of our Board since August 2008. He holds a B.A. from Dartmouth College and an M.B.A. from the MIT Sloan School of Management. Mr. Jones was selected to serve as a director for his experience in acquisitions and financings gained through his work in private equity at THL and his experience in evaluating strategies, operations and risks gained through his work as a consultant.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2014 (CLASS II)

Thomas R. Shepherd, age 82, is Chairman of TSG Equity Partners LLC, a Massachusetts venture capital and private equity investment firm that he co-founded in 1998, and also is a director of various privately-held companies.  From 1986 through 1998, Mr. Shepherd served as a managing director of THL.  Prior to joining THL, he previously served as President of GTE Lighting Products Group (GTE Sylvania) from 1983 through 1986, and was President of North American Philips Commercial Electronics Corporation from 1981 until 1983.  Mr. Shepherd previously served as a director of Andover.net, Inc., General Nutrition Centers, Inc., Signature Brands, Inc., Spectrum Brands, Inc. and Vermont Teddy Bear Co.  Mr. Shepherd received a Master of Industrial and Labor Relations degree from Cornell University, a B.A. in Economics from Washington & Lee University and completed the executive program at the Tuck School of Business at Dartmouth University.  Mr. Shepherd has been a member of our Board since May 2011.  Mr. Shepherd was selected to serve as a director because of his corporate and financial experience, including senior leadership roles in operations, management and private equity, as well as his service on multiple boards of directors.

Christopher M. Temple, age 44, is President of DelTex Capital LLC, a financial advisory and consulting firm.  Mr. Temple served as the President of Vulcan Capital, the private investment group of Vulcan Inc. from May 2009 until December 2009, and as Vice President of Vulcan Capital from September 2008 to May 2009.  Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital LLC from May 2008 to August 2008.  Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008.  From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple also serves as a director of Plains All American Pipeline GP, LLC and previously served on the board of directors of Charter Communications, Inc.  Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard University, and previously was a licensed CPA serving clients in the energy sector with KPMG in Houston, Texas.  Mr. Temple has been a member of our Board since May 2011.  Mr. Temple was selected to serve as a director because of his of financial and accounting knowledge, as well as his strategic experience gained through his private equity work and service on multiple boards of directors.

Scott R. Wells, age 43, has served as Operating Partner at Bain Capital since January 2011 and previously served as an Executive Vice President at Bain Capital since 2007.  Mr. Wells also is one of the leaders of the firm’s operationally focused Portfolio Group.  Prior to joining Bain Capital, he held several executive roles at Dell, Inc. from 2004 to 2007, most recently as Vice President of Public Marketing and On-line in the Americas.  Prior to joining Dell, Mr. Wells was a Partner at Bain & Company, where he focused primarily on technology and consumer-oriented companies.  Mr. Wells has been a member of our Board since August 2008.  He has an M.B.A., with distinction, from the Wharton School of the University of Pennsylvania and a B.S. from Virginia Tech.  Mr. Wells was selected to serve as a director for his experience in operations gained through his work serving as a senior executive at Dell and through his work as a consultant and for his experience in acquisitions and financings gained through his work in private equity at Bain Capital.

LEGAL PROCEEDINGS

Two derivative lawsuits were filed in 2012 in Delaware Chancery Court by stockholders of Clear Channel Outdoor, which is an indirect non-wholly owned subsidiary of Clear Channel, which is, in turn, an indirect wholly owned subsidiary of CC Media.  The lawsuits are captioned NECA-IBEW Pension Trust Fund v. Mays, et al., Case No. 7353CS, and City of Pinellas Park Firefighters Pension Board v. Covell, et al., Case No. 7315.  The complaints name as defendants certain of Clear Channel’s and Clear Channel Outdoor’s current and former directors and Clear Channel, as well Bain Capital and THL.  Clear Channel Outdoor also is named as a nominal defendant.  The complaints allege, among other things, that Clear Channel breached fiduciary duties to Clear Channel Outdoor and its stockholders by allegedly requiring Clear Channel Outdoor to enter into a loan transaction with Clear Channel.  The complaints further allege that Clear Channel was unjustly enriched as a result of that transaction.  The complaints also allege that the director defendants breached fiduciary duties to Clear Channel Outdoor in connection with that transaction and that the transaction constituted corporate waste.  Clear Channel Outdoor and Clear Channel were served with the complaints on March 26, 2012 and March 30, 2012, respectively.

PROPOSAL 2: APPROVAL OF THE ADOPTION OF THE 2012 STOCK INCENTIVE PLAN

BACKGROUND

    Our Board approved and adopted the Clear Channel Outdoor Holdings, Inc. 2012 Stock Incentive Plan (the “Stock Incentive Plan”) on February 16, 2012.  The Stock Incentive Plan is effective on that date as long as it is approved by our stockholders within 12 months after that date.  Pursuant to the terms of the Stock Incentive Plan, no stock option awards may be exercisable and no shares may be granted pursuant to awards made pursuant to the Stock Incentive Plan until the Stock Incentive Plan is approved by our stockholders.

    The Stock Incentive Plan is a broad-based incentive plan that provides for granting stock options, stock appreciation rights, restricted stock, deferred stock awards, and performance-based cash and stock awards. The Board believes that our success and long-term progress are dependent upon attracting and retaining its directors, officers, employees, consultants, and advisers, and aligning the interests of such individuals with those of its stockholders. The Stock Incentive Plan gives the Compensation Committee the maximum flexibility to use various forms of incentive awards as part of our overall compensation program.

    The Board of Directors has determined that it is in the best interests of us and our stockholders to maximize the tax deductibility of performance-based cash and stock awards payable under the Stock Incentive Plan. Accordingly, we have structured the Stock Incentive Plan in a manner that payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Chief Executive Officer and our next four highest compensated officers (collectively, the “Covered Persons”) who were employed by us on the last day of our taxable year. Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as “performance-based” does not count against the $1 million limitation. The Stock Incentive Plan sets forth, among other things, the performance objectives under which awards may be paid under the plan.

    The closing sale price of our Class A common stock on April 2, 2012 was $8.02.

PLAN SUMMARY

The principal features of the Stock Incentive Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached as Appendix A to this Proxy Statement.

Administration

The Stock Incentive Plan is administered by the Compensation Committee; however, the full Board of Directors will have sole responsibility and authority for making and administering awards to any of our non-employee directors. Subject to the terms of the Stock Incentive Plan, the Compensation Committee has authority to (1) select the individuals that may participate in the plan, (2) prescribe the terms and conditions of each participant’s award and make amendments thereto, (3) construe, interpret, and apply the provisions of the Stock Incentive Plan and of any award made under the plan, and (4) take all other actions necessary to administer the plan. The Compensation Committee may delegate any of its responsibilities and authority to other persons, subject to applicable law.

Securities Covered by the Plan

Subject to adjustments as required or permitted by the Stock Incentive Plan’s terms, under the Stock Incentive Plan, we may issue a total of (1) 29,306,833 shares of our Class A common stock, $.01 par value per share, plus (2) the number of shares of common stock granted under our 2005 Stock Incentive Plan, as amended and restated, that would be considered “Lapsed Awards” under Section 3.2 of the Stock Incentive Plan (as more fully described below) had they been granted under the Stock Incentive Plan.

The following shares are not taken into account in applying these limitations: (1) shares covered by awards that expire or are canceled, forfeited, settled in cash, or otherwise terminated; (2) shares delivered to us or withheld by us for the payment or satisfaction of purchase price or tax withholding obligations associated with the exercise or settlement of an award; and (3) shares covered by stock-based awards assumed by us in connection with the acquisition of another company or business (collectively, “Lapsed Awards”).

Individual Award Limitations

In any calendar year, no participant may receive (1) awards covering more than one million (1,000,000) shares plus the amount of the participant’s unused annual limit as of the close of the preceding calendar year, and (2) performance-based cash awards under the Stock Incentive Plan exceeding more than five million dollars ($5,000,000) plus the amount of the participant’s unused annual dollar limit as of the close of the preceding calendar year.

Eligibility

Awards may be made under the Stock Incentive Plan to any of our or our subsidiaries’ present or future directors, officers, employees, consultants, or advisers. As of April 2, 2012, there were approximately 225 individuals eligible to participate in the Stock Incentive Plan. For purposes of the plan, a subsidiary is any entity in which the Company has a direct or indirect ownership interest of at least 50%.

Forms of Award

Stock Options and Stock Appreciation Rights. We may grant stock options that qualify as “incentive stock options” under Section 422 of the Code (“ISOs”), as well as stock options that do not qualify as ISOs. However, no ISOs may be granted subsequent to the tenth anniversary of the date that the Stock Incentive Plan is adopted. We also may grant stock appreciation rights (“SARs”). In general, a SAR gives the holder the right to receive the appreciation in value of the shares of our Class A common stock covered by the SAR from the date the SAR is granted to the date the SAR is exercised. The per share exercise price of a stock option and the per share base value of a SAR may not be less than the fair market value per share of Class A common stock on the date the option or SAR is granted. We may not reprice options granted under the Stock Incentive Plan without stockholder approval. Generally, the term of a stock option is ten years; provided, however, different limitations apply to ISOs granted to ten-percent stockholders: in such cases, the term may not be greater than five years and the exercise price may not be less than 110% of the fair market value per share of our Class A common stock on the date the option is granted.

The Compensation Committee may impose such exercise, forfeiture, and other terms and conditions as it deems appropriate with respect to stock options and SARs. The exercise price under a stock option may be paid in cash or in any other form or manner permitted by the Compensation Committee, including without limitation, payment of previously-owned shares of our Class A common stock or payment pursuant to broker-assisted cashless exercise procedures. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee.

The Compensation Committee may establish such exercise and other conditions applicable to an option following the termination of the optionee’s employment or other service with us and our subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.

Restricted Stock and Deferred Stock Awards. The Stock Incentive Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of the Class A common stock are issued to designated participants subject to transfer restrictions and vesting conditions. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

Deferred stock awards generally consist of the right to receive shares of Class A common stock in the future, subject to such conditions as the Compensation Committee may impose including, for example, continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, deferred stock awards do not carry voting, dividend, or other rights associated with stock ownership; however, dividend equivalents may be payable or accrue if the Compensation Committee so determines.

Unless the Compensation Committee determines otherwise, shares of restricted stock and non-vested deferred stock awards will be forfeited upon the recipient’s termination of employment or other service with the Company and its subsidiaries.

Other Stock-Based Awards. The Stock Incentive Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards, including, for example, dividend equivalent payment rights, phantom shares, and bonus shares, and to provide for settlement in cash and/or shares. The Stock Incentive Plan also allows non-employee directors to elect to receive all or part of their annual retainers in the form of shares of the Class A common stock in lieu of cash.

Performance-Based Awards. The Compensation Committee may also grant performance-based awards under the Stock Incentive Plan. In general, performance awards provide for the payment of cash and/or shares of Class A common stock upon the achievement of objective, predetermined performance objectives established by the Compensation Committee. Performance objectives may be based upon any one or more of the following business criteria:

•	Earnings per share;
•	Share price or total stockholder return;
•	Pre-tax profits;
•	Net earnings;
•	Return on equity or assets;
•	Revenues;
•	Operating income before depreciation, amortization, and non-cash compensation expense, or “OIBDAN;”
•	Market share or market penetration; or
•	Any combination of the foregoing.

Performance objectives may be applied to an individual, a subsidiary, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating units as the Compensation Committee may designate. Performance objectives may be expressed in absolute or relative terms and must include an objective formula or standard for computing the amount of compensation payable to an employee if the goal is attained. The Compensation Committee must certify in writing prior to payment of the performance award that the performance objectives and any other material terms of the award were in fact satisfied.

Adjustments of Awards

Generally, in the event of a split-up, spin-off, recapitalization, or consolidation of shares or any similar capital adjustment, or a change in the character or class of shares covered by the Stock Incentive Plan or any award made pursuant to the plan, we will adjust (1) the maximum number of shares of Class A common stock which may be issued under the Stock Incentive Plan, (2) the maximum number of shares of Class A common stock which may be covered by awards made to an individual in any calendar year, (3) the number of shares of Class A common stock subject to outstanding awards, and (4) where applicable, the exercise price, base price, target market price, or purchase price under outstanding awards, as required to equitably reflect the effect on the Class A common stock of such transactions or changes.

Generally, if we enter into a merger, consolidation, acquisition or disposition of property or stock, separation, reorganization, liquidation, or any other similar transaction or event so designated by the Board in its sole discretion (collectively, an “Exchange Transaction”), all outstanding options and SARs will either (1) become fully vested and exercisable immediately prior to the Exchange Transaction (and any such outstanding options or SARs which are not exercised before the Exchange Transaction will thereupon terminate), or (2), at the sole discretion of the Board, be assumed by and converted into options or SARs for shares of the acquiring company. The Board may make similar adjustments to other outstanding awards under the Stock Incentive Plan and may direct a cashout of any or all outstanding awards based upon the value of the consideration paid for our shares in the Exchange Transaction giving rise to the adjustment of plan awards.

Amendment and Termination of the Plan; Term

Except as may otherwise be required by law or the requirements of any stock exchange or market upon which our Class A common stock may then be listed, the Board, acting in its sole discretion and without further action on the part of our stockholders, may amend the Stock Incentive Plan at any time and from time to time and may terminate the Stock Incentive Plan at any time. No such amendment or termination may impair or adversely alter any awards previously granted under the plan (without the consent of the recipient or holder) or deprive any person of shares previously acquired under the plan.

Unless sooner terminated, the plan shall terminate on the tenth anniversary of the date of its adoption by our Board, or February 16, 2022.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The grant of a stock option or SAR under the Stock Incentive Plan is not a taxable event to the participant for federal income tax purposes. In general, ordinary income is realized upon the exercise of a stock option (other than an ISO) in an amount equal to the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise over the option exercise price paid for the shares. The amount of ordinary income realized upon the exercise of an SAR is equal to the excess of the fair market value of the shares covered by the exercise over the SAR base price. The Company generally will be entitled to a deduction equal to the amount of ordinary income realized by a participant upon the exercise of an option or SAR. The tax basis of shares acquired upon the exercise of a stock option (other than an ISO) or SAR is equal to the value of the shares on the date of exercise. Upon a subsequent sale of the shares, capital gain or loss (long-term or short-term, depending on the holding period of the shares sold) will be realized in an amount equal to the difference between the selling price and the basis of the shares. Certain additional rules apply if the exercise price of an option is paid in shares previously owned by participant.

    No income is realized upon the exercise of an ISO other than for purposes of the alternative minimum tax. Income or loss is realized upon a disposition of shares acquired pursuant to the exercise of an ISO. If the disposition occurs more than one year after the ISO exercise date and more than two years after the ISO grant date, then gain or loss on the disposition, measured by the difference between the selling price and the option exercise price for the shares, will be long-term capital gain or loss. If the disposition occurs within one year of the exercise date or within two years of the grant date, then the gain realized on the disposition will be taxable as ordinary income to the extent such gain is not more than the difference between the value of the shares on the date of exercise and the exercise price, and the balance of the gain, if any, will be capital gain. The Company is not entitled to a deduction with respect to the exercise of an ISO; however, it is entitled to a deduction corresponding to the ordinary income realized by a participant upon a disposition of shares acquired pursuant to the exercise of an ISO before the satisfaction of the applicable one- and two-year holding period requirements described above.

    In general, a participant will realize ordinary income with respect to common stock received pursuant to a restricted stock award at the time the shares become vested in accordance with the terms of the award in an amount equal to the fair market value of the shares at the time they become vested, and except as discussed below, the Company is generally entitled to a corresponding deduction. The participant’s tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the participant will realize long-term or short-term capital gain or loss, depending on the holding period of the shares sold.

    A participant may make an “early income election” within 30 days of the receipt of restricted shares of common stock, in which case the participant will realize ordinary income on the date the restricted shares are received equal to the difference between the value of the shares on that date and the amount, if any, paid for the shares. In such event, any appreciation in the value of the shares after the date of the award will be taxable as capital gain upon a subsequent disposition of the shares. The Company’s deduction is limited to the amount of ordinary income realized by the participant as a result of the early income election.

    A participant who receives deferred stock awards will be taxed at ordinary income tax rates on the then fair market value of the shares of common stock distributed at the time of settlement of the deferred stock awards and, except as discussed below, the Company will generally be entitled to a tax deduction at that time. The participant’s tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition the participant will realize long-term or short-term capital gain or loss.

    Other awards will generally result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other awards. Except as discussed below, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.
Section 162(m) generally allows the Company to obtain tax deductions without limit for performance-based compensation. The Company intends that options and SARs, and, subject to stockholder approval of the performance objectives described herein, contingent long-term performance awards granted under the Stock Incentive Plan will continue to qualify as performance-based compensation not subject to the $1 million deductibility cap under Section 162(m). A number of requirements must be met in order for particular compensation to so qualify. However, there can be no assurance that such compensation under the plan will be fully deductible under all circumstances. In addition, other awards under the Stock Incentive Plan, such as restricted stock and other stock-based awards, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.

THE ABOVE SUMMARY PERTAINS SOLELY TO CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH AWARDS MADE UNDER THE STOCK INCENTIVE PLAN AND DOES NOT PURPORT TO BE COMPLETE. THE SUMMARY DOES NOT ADDRESS ALL FEDERAL INCOME TAX CONSEQUENCES AND IT DOES NOT ADDRESS STATE, LOCAL, AND NON-U.S. TAX CONSIDERATIONS.

NEW PLAN BENEFITS

The Compensation Committee and the Board, as applicable, in their discretion determine awards granted under the Stock Incentive Plan and, therefore, we are unable to determine the awards that will be granted in the future under the Stock Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

Except for the Stock Incentive Plan, our only other equity plan is the 2005 Stock Incentive Plan, which shall automatically terminate (other than with respect to outstanding awards) upon the approval of the Stock Incentive Plan pursuant to this proposal and after such termination there shall be no shares available for grant under the 2005 Stock Incentive Plan. Information regarding the 2005 Stock Incentive Plan as of December 31, 2011 is outlined in the following table.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	9,073,719	$14.96	31,341,582
Equity compensation plans not approved by security holders	—	—	—
Total	9,073,719	$14.96	31,341,582
__________________

(1)
Represents the 2005 Stock Incentive Plan.  As described above, the 2005 Stock Incentive Plan shall automatically terminate (other than with respect to outstanding awards) upon stockholder approval of the 2012 Stock Incentive Plan and after such termination there shall be no shares available for grant under the 2005 Stock Incentive Plan.

The Board recommends that you vote “For” approval of the adoption of the 2012 Stock Incentive Plan.  Properly submitted proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 3: APPROVAL OF THE ADOPTION OF THE
AMENDED AND RESTATED 2006 ANNUAL INCENTIVE PLAN

BACKGROUND

The Board has approved and adopted the Clear Channel Outdoor Holdings, Inc. Amended and Restated 2006 Annual Incentive Plan (the “Amended and Restated Annual Incentive Plan”). Pursuant to its terms the Amended and Restated Annual Incentive Plan will terminate unless it is approved by our stockholders at the annual meeting. The purpose of the Amended and Restated Annual Incentive Plan is to provide performance-based compensation to executive officers and other selected key employees of the Company and its subsidiaries that will not be subject to the executive compensation deduction limitations of Section 162(m) of the Code.

Under the Amended and Restated Annual Incentive Plan, our Compensation Committee will designate performance objectives with respect to a performance period for each plan participant. Utilizing those performance objectives, the Compensation Committee uses the Amended and Restated Annual Incentive Plan to reward accomplishments achieved during the performance period. The Board believes that the Amended and Restated Annual Incentive Plan benefits stockholders because it creates a strong incentive for executives to meet or exceed specified performance goals.

The Board has determined that it is in the best interests of us and our stockholders to maximize the tax deductibility of amounts payable under the Amended and Restated Annual Incentive Plan. Accordingly, we have structured the Amended and Restated Annual Incentive Plan in a manner that payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Covered Persons. Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year is not generally deductible. However, compensation that qualifies as “performance-based” does not count against the $1 million limitation. The Amended and Restated Annual Incentive Plan sets forth, among other things, the performance objectives under which bonuses may be paid under the plan. Pursuant to Section 162(m), if our stockholders approve the Amended and Restated Annual Incentive Plan and the other requirements of Section 162(m) are satisfied with respect to awards under the plan, amounts paid to the Covered Persons pursuant to the plan in forthcoming periods will qualify as fully tax-deductible to us, potentially generating substantial after-tax savings.

PLAN SUMMARY

The principal features of the Amended and Restated Annual Incentive Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Annual Incentive Plan attached as Appendix B to this Proxy Statement.

Administration

The Amended and Restated Annual Incentive Plan is administered by the Compensation Committee. Subject to the terms of the Amended and Restated Annual Incentive Plan, the Compensation Committee has the authority to (1) select the individuals who may participate in the plan, (2) prescribe the terms and conditions of each participant’s award and make amendments thereto, (3) determine whether the performance objectives have been met, and (4) take all other actions necessary to administer the plan.

Eligibility

Executive officers and other key employees of the Company and its subsidiaries selected by the Compensation Committee will be eligible to participate in the Amended and Restated Annual Incentive Plan.  As of April 2, 2012, approximately 15 individuals were eligible to participate in the Amended and Restated Annual Incentive Plan.

Performance Awards

Performance objectives may be based upon any one or more of the following criteria:

•	Revenue growth;
•	Operating income before depreciation and amortization and non-cash compensation expense (“OIBDAN”);
•	OIBDAN growth;
•	Funds from operations;
•	Funds from operations per share and per share growth;
•	Cash available for distribution;
•	Cash available for distribution per share and per share growth;
•	Operating income and operating income growth;
•	Net earnings;
•	Earnings per share and per share growth;
•	Return on equity;
•	Return on assets;
•	Share price performance on an absolute basis and relative to an index;
•	Improvements in attainment of expense levels;
•	Implementing or completion of critical projects; or
•	Improvements in cash-flow (before or after tax).

The amount of an award, if any, payable to a participant will depend upon whether and the extent to which the performance objective(s) of the award are achieved during the applicable performance period. Performance objectives may be established on a periodic, annual, cumulative, or average basis, and may be established on a corporate-wide basis and/or with respect to operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The Compensation Committee may establish different payout levels based upon the levels of achievement of the performance objectives specified in the award. Awards may contain more than one performance objective and performance objectives may be based upon multiple performance criteria. Multiple performance objectives contained in an award may be aggregated, weighted, expressed in the alternative or otherwise specified by the Compensation Committee. The level or levels of performance specified with respect to a performance objective may be expressed in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Compensation Committee may determine.

Maximum Annual Amount Payable to a Participant

No participant may earn more than $15,000,000 in any calendar year pursuant to an award under the Amended and Restated Annual Incentive Plan.

Plan Operation

Performance objectives will be established by the Compensation Committee and communicated to the participant by the 90th day of the applicable performance period or, if earlier, before 25% of the applicable performance period has elapsed. The Compensation Committee will determine the performance period applicable to an award. Subject to the requirements of the Amended and Restated Annual Incentive Plan and applicable law, each award will contain such other terms and conditions as the Compensation Committee, acting in its discretion, may prescribe.

Payment of Awards

Upon certification of the achievement of performance objectives by the Compensation Committee and subject to any deferral arrangements or other conditions that may be permitted or required by the Compensation Committee, the award will be settled in cash.

The Compensation Committee is authorized to reduce or eliminate the performance award of any participant, for any reason, including changes in the participant’s position or duties, whether due to termination of employment (including death, disability, retirement, voluntary termination, or termination with or without cause) or otherwise. To the extent necessary to preserve the intended economic effects of the Amended and Restated Annual Incentive Plan or an award under the Amended and Restated Annual Incentive Plan, the Compensation Committee is authorized to adjust pre-established performance objectives and other terms of performance awards to take into account certain material events, including: (1) a change in corporate capitalization; (2) a material or extraordinary corporate transaction involving the Company or a subsidiary, including, without limitation, a merger, consolidation, reorganization, spin-off, or the sale of a subsidiary or of the assets of a business or division; (3) a partial or complete liquidation of the Company or any subsidiary; or (4) certain changes in accounting rules; provided, however, that no such adjustment may cause a performance award to fail to be non-deductible under Section 162(m) of the Code.

Unless the Compensation Committee determines otherwise, no payment related to an award will be made to a participant whose employment with the Company and its subsidiaries terminates (for any reason other than death) before the payment date of the award.

Duration and Amendment

The Amended and Restated Annual Incentive Plan was effective as of January 1, 2006 and will terminate on May 18, 2012, unless the plan is approved by our stockholders at the annual meeting. The Board or the Compensation Committee may, at any time or from time to time, amend the Amended and Restated Annual Incentive Plan. Amendments may be made without stockholder approval, unless such approval is required to maintain the status of the Amended and Restated Annual Incentive Plan under Section 162(m) of the Code. The Board may terminate the Amended and Restated Annual Incentive Plan at any time.

U.S. FEDERAL INCOME TAX CONSEQUENCES

All amounts paid under the Amended and Restated Annual Incentive Plan constitute taxable income to the participant when received. If the Compensation Committee so allows under the terms of the plan, a participant may be able to elect to defer a portion of the bonus, and as a result may be entitled to defer the recognition of income. Generally, and subject to Section 162(m) of the Code, the Company will be entitled to a federal income tax deduction when amounts paid under the Amended and Restated Annual Incentive Plan are included in the employee’s income.

As stated above, the Amended and Restated Annual Incentive Plan is being submitted for stockholder approval so that cash bonuses paid under the plan qualify for tax deductibility by the Company. However, stockholder approval is only one of several requirements under Section 162(m), and stockholder approval of the plan should not be viewed as a guarantee that all amounts paid under the plan will be deductible by the Company.

THE ABOVE SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. THE PRECEDING DISCUSSION IS ONLY A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES CONCERNING THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN AND DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF A PARTICIPANT’S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH A PARTICIPANT’S INCOME OR GAIN MAY BE TAXABLE.

NEW PLAN BENEFITS

The Committee has awarded grants with respect to 2012 performance to certain employees.  However, we are unable to determine the value of those awards because they are based on 2012 corporate performance, in combination with individual performance goals that are specific to 2012.  Accordingly, the table below sets forth, as of April 2, 2012, the target amounts for the outstanding awards that have been granted under the Amended and Restated Annual Incentive Plan (subject to applicable performance goals) to: (1) each of our named executive officers (listed individually below); (2) all of our current executive officers as a group; (3) all of our directors who are not executive officers as a group; and (4) all of our other employees, including all current officers who are not executive officers, as a group, respectively:

Name	2012 Target Annual Incentive Plan Award(a) ($)
Mark P. Mays	—
Thomas W. Casey	—
Robert H. Walls, Jr.	—
C. William Eccleshare	1,076,235
Ronald H. Cooper	—
Jonathan D. Bevan	513,149
All Executive Officers, as a Group (7 people)	2,129,384
All Directors Who are Not Executive Officers, as a Group (9 people)	—
All Other Non-Executive Officer Employees, as a Group	4,032,814
__________________
(a)
All amounts have been converted from local currencies to U.S. dollars using the following average exchange rates for the year ended December 31, 2011: £1=$1.60359 (in the case of Messrs. Eccleshare and Bevan and the other participants who are citizens of the United Kingdom); Australian $1=$1.03 (in the case of the participant who is a citizen of Australia); Swedish Kronor 1=$0.15 (in the case of the participant who is a citizen of Sweden); and €1=$1.39 (in the case of the participant who is a citizen of France).

    Messrs. Mays, Casey, Walls and Cooper are named executive officers, but do not participate in the Amended and Restated Annual Incentive Plan at this time.  Of our seven executive officers as a group, only three currently participate in the Amended and Restated Annual Incentive Plan.  Our directors (including Messrs. Mays and Pittman, who are employed by CC Media) do not participate in the Amended and Restated Annual Incentive Plan.

FUTURE PLAN AWARDS

    Future cash awards under the Amended and Restated Annual Incentive Plan are based on satisfaction of pre-established performance objectives during each applicable performance period and, therefore, are not determinable at this time.

    If our stockholders approve the Amended and Restated Annual Incentive Plan, the plan will continue for 2012 and future years as permitted by applicable law. If our stockholders do not approve the Amended and Restated Annual Incentive Plan, the plan will terminate at the annual meeting.

    In considering whether to vote for approval of the Amended and Restated Annual Incentive Plan, you should be aware that certain of our executive officers have received, and in the future may continue to receive, awards under this plan (if approved by the stockholders). Failure of the stockholders to approve this proposal will not affect the awards previously granted under the Amended and Restated Annual Incentive Plan.

    The Board recommends that you vote “For” approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan.  Properly submitted proxies will be so voted unless stockholders specify otherwise.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

THE COMPENSATION COMMITTEE
Dale W. Tremblay, Chairman
Douglas L. Jacobs

COMPENSATION DISCUSSION AND ANALYSIS

    The following Compensation Discussion and Analysis contains statements regarding Company and individual performance measures and other goals.  These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance.  Further, the Company performance measures used for purposes of executive compensation, as described more fully below, differ from segment results reported in our financial statements.  Segment results are used to measure the overall financial performance of the Company’s segments, while the performance measures used for compensation purposes are used in connection with assessing the performance of executives.  We specifically caution investors not to apply the following discussion to other contexts.

OVERVIEW AND OBJECTIVES OF OUR COMPENSATION PROGRAM

    We believe that compensation of our named executive officers should be directly and materially linked to operating performance.  The fundamental objective of our compensation program is to attract, retain and motivate top quality executives through compensation and incentives which are competitive with the various labor markets and industries in which we compete for talent and which align the interests of our executives with the interests of our stockholders.

    Overall, we have designed our compensation program to:

•	support our business strategy and business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievement;
•	recruit, motivate and retain executive talent; and
•	align executive performance with stockholder interests.

    We seek to achieve these objectives through a variety of compensation elements, as summarized below:

Element	Form	Purpose
Base salary	Cash	Provide a competitive level of base compensation in recognition of responsibilities, value to the Company and individual performance
Bonus	Cash
Through annual incentive bonuses, recognize and provide an incentive for performance that achieves specific corporate and/or individual goals intended to correlate closely with the growth of long-term stockholder value

Long-Term Incentive Compensation	Generally stock options, restricted stock, restricted stock units or other equity-based compensation
Incentivize achievement of long-term goals, enable retention and/or recognize achievements and promotions—in each case aligning compensation over a multi-year period directly with the interests of stockholders by creating an equity stake

Other benefits and perquisites
Retirement plans, health and welfare plans and certain perquisites (such as club dues, relocation benefits and payment of legal fees in connection with promotions/new hires, transportation and other services)

Provide tools for employees to pursue financial security through retirement benefits, promote the health and welfare of all employees and provide other specific benefits of value to individual executive officers

Severance	Varies by circumstances of separation	Facilitate an orderly transition in the event of management changes

In May 2011, we held a stockholder advisory vote on the compensation of our named executive officers.  More than 99% of the votes cast on the matter approved the compensation of our named executive officers as disclosed in our 2011 proxy statement.  Accordingly, we made no significant changes to the objectives or structure of our executive compensation program.

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER COMPENSATION

On March 31, 2011, Mark P. Mays retired as our Chief Executive Officer.  In connection with Mr. Mays’ retirement, on March 31, 2011 our Board (1) established a new “Office of the Chief Executive Officer” to serve the functions of the Chief Executive Officer and President until such time that a permanent replacement for Mr. Mays was hired and (2) appointed Thomas W. Casey (our Executive Vice President and Chief Financial Officer) and Robert H. Walls, Jr. (our Executive Vice President, General Counsel and Secretary) to serve in the newly-created office in addition to their existing offices, which they retained.  On January 24, 2012, C. William Eccleshare, previously our Chief Executive Officer—International, was promoted to be our Chief Executive Officer, overseeing both our Americas and International divisions, at which time our Office of the Chief Executive Officer ceased to exist.

The following of our named executive officers are employed and compensated by CC Media:

•	Mark P. Mays, who served as our Chief Executive Officer (Principal Executive Officer) until his retirement on March 31, 2011 and who will remain a member of our Board until the annual meeting;
•
Thomas W. Casey, our Executive Vice President and Chief Financial Officer (Principal Financial Officer), who also served in our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011 (Principal Executive Officer); and

•
Robert H. Walls, Jr., our Executive Vice President, General Counsel and Secretary, who also served in our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011 (Principal Executive Officer).

Accordingly, the 2011 compensation for Messrs. Mays, Casey and Walls was set by the Compensation Committee and Executive Performance Subcommittee (the “Subcommittee”) of the Board of Directors of CC Media.  Clear Channel Outdoor’s Compensation Committee had no involvement in recommending or approving their compensation.

As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” a portion of the 2011 compensation for Messrs. Mays, Casey and Walls was allocated to us in recognition of their services provided to us pursuant to a Corporate Services Agreement between us and a subsidiary of CC Media.  Those allocated amounts are reflected in the Summary Compensation Table below, along with any compensation that we or our subsidiaries provided to them directly.  See footnote (f) to the Summary Compensation Table below for a description of the allocations.  Additionally, upon termination or a change in control, a portion of certain payments that would be due to Messrs. Casey and Walls would be allocated to us, as reflected in the Potential Payments Upon Termination or Change in Control table set forth below.  These allocations were or would be made, as applicable, based on Clear Channel Outdoor’s OIBDAN (as defined below) as a percentage of Clear Channel’s OIBDAN for the prior year, each as reported in connection with year-end financial results.  For purposes of these allocations, OIBDAN is defined as: consolidated net income (loss) adjusted to exclude non-cash compensation expense and the following line items presented in the Statement of Operations: Income tax benefit (expense); Other income (expense) - net; Equity in earnings (loss) of nonconsolidated affiliates; Gain (loss) on marketable securities; Interest expense; Other operating income (expense) – net; Depreciation & Amortization; and Impairment charges.

All references in this Compensation Discussion and Analysis to compensation policies and practices for our executive officers should be read to exclude the compensation policies and practices applicable to the named executive officers listed above and any other executive officers whose compensation was determined by CC Media.  Accordingly, references in this Compensation Discussion and Analysis to our named executive officers are intended to include:

•
C. William Eccleshare, who served as our Chief Executive Officer—International until his January 24, 2012 promotion to Chief Executive Officer, overseeing both our Americas and International divisions;

•	Ronald H. Cooper, who served as our Chief Executive Officer—Americas until his February 7, 2012 termination of service; and
•	Jonathan D. Bevan, who served as our Chief Operating Officer—International until his February 1, 2012 promotion to Managing Director and Chief Operating Officer—International.

COMPENSATION PRACTICES

The Compensation Committee typically determines total compensation, as well as the individual components of such compensation, of our named executive officers on an annual basis.  All compensation decisions are made within the scope of each named executive officer’s employment agreement.

In making decisions with respect to each element of executive compensation, the Compensation Committee considers the total compensation that may be awarded to the executive, including salary, annual incentive bonus and long-term incentive compensation.  Multiple factors are considered in determining the amount of total compensation awarded to the named executive officers, including:

•	the terms of our named executive officers’ employment agreements;
•
the recommendations of the Chief Executive Officer and, for 2011 compensation, the Chief Executive Officer—Americas and Chief Executive Officer—International (other than recommendations for themselves);

•	the value of previous equity awards;
•	internal pay equity considerations; and
•	broad trends in executive compensation generally.

The goal is to award compensation that is reasonable when all elements of potential compensation are considered.

ELEMENTS OF COMPENSATION

As described above, we believe that a combination of various elements of compensation best serves the interests of Clear Channel Outdoor and its stockholders.  Having a variety of compensation elements enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that our named executive officers are compensated in a way that advances the interests of all stockholders.  Under this approach, executive compensation generally involves a significant portion of pay that is “at risk,” namely, the annual incentive bonus.  The annual incentive bonus is based entirely on Company financial performance, individual performance or a combination of both.  In conjunction with the annual incentive bonus awards, the Compensation Committee also may provide annual discretionary bonuses to our named executive officers, which also would be based on Company financial performance, individual performance or a combination of both.  Equity awards constitute a significant portion of long-term remuneration that is tied directly to stock price appreciation, which benefits all stockholders.

Our practices with respect to each of the elements of executive compensation are set forth below, followed by a discussion of the specific factors considered in determining the amounts for each of the key elements.

Base Salary

Administration.  Base salaries for executive officers typically are reviewed on an annual basis and at the time of promotion or other change in responsibilities.  In general, any increases in salary will be based on the subjective evaluation of factors such as the level of responsibility, individual performance, level of pay both of the executive in question and other similarly situated executives and competitive pay practices.  All decisions regarding increasing or decreasing an executive officer’s base salary are made within the scope of the executive’s respective employment agreement, if any.  In the case of our named executive officers, each of their employment agreements contains a minimum level of base salary, as described below under “Executive Compensation—Employment Agreements with the Named Executive Officers.”

In reviewing base salaries, the Compensation Committee considers the importance of linking a significant proportion of the named executive officer’s compensation to performance in the form of the annual incentive bonus (plus any annual discretionary bonus), which is tied to Company financial performance measures, individual performance, or a combination of both, as well as long-term incentive compensation.

Analysis.  We hired Messrs. Eccleshare and Cooper in September 2009 and December 2009, respectively.  Messrs. Eccleshare and Cooper did not receive annual base salary increases in 2011; however, Mr. Eccleshare’s base salary increased from £486,577 (or $780,270 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011) to £671,141 (or $1,076,235 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011) in connection with his promotion on January 24, 2012.  For 2011, Mr. Bevan’s annual base salary increased from £240,000 (or $384,862 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011) to £265,000 (or $424,951 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011) in connection with his promotion to the position of Chief Operating Officer—International. Mr. Bevan’s base salary further increased to £320,000 (or $513,149 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011) in connection with his promotion to the position of Managing Director and Chief Operating Officer—International on February 1, 2012.  For a more detailed description of the employment agreements of the named executive officers, please refer to “Executive Compensation—Employment Agreements with the Named Executive Officers.”

Annual Incentive Bonus

Administration.  Each of our named executive officers, other than Messrs. Mays, Casey and Walls, participates in our 2006 Annual Incentive Plan (the “Annual Incentive Plan”).  The Annual Incentive Plan is administered by the Compensation Committee and is intended to provide an incentive to the named executive officers and other selected key executives to contribute to the growth, profitability and increased stockholder value and to retain such executives.  Under the Annual Incentive Plan, participants are eligible for performance-based awards, which represent the conditional right to receive cash or other property based upon the achievement of pre-established performance goals within a specified performance period.  No single participant may receive more than $15,000,000 in awards in any calendar year.  Awards granted under the Annual Incentive Plan generally are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code.

The performance goals for our named executive officers are set pursuant to an extensive annual operating plan developed by the Chief Executive Officer in consultation with the Board, the Chief Financial Officer and other senior executive officers of Clear Channel Outdoor, within any parameters specified within each executive’s employment agreement.  The Chief Executive Officer makes recommendations as to the compensation levels and performance goals of our named executive officers (other than his own and those of the officers whose compensation is determined by CC Media, as described above) to the Compensation Committee for its review, consideration, and approval.  The Compensation Committee has complete discretion to accept, reject, or modify the recommendations of the Chief Executive Officer.

The 2011 annual incentive bonus was paid in cash at the end of February 2012, and is reflected in the Non-Equity Incentive Compensation Plan column of the Summary Compensation Table (other than for Mr. Cooper).  Mr. Cooper’s annual incentive bonus is reflected in the Bonus column of the Summary Compensation Table because his annual incentive bonus for 2011 was determined in connection with his Severance Agreement and General Release before our reportable OIBDAN for 2011 was finalized.  The aggregate annual incentive bonus is determined according to the level of achievement of the objective performance goals and any individual performance goals, as applicable.  Below a minimum threshold level of performance, no awards may be granted pursuant to the objective performance goal, and the Compensation Committee may, in its discretion, reduce the awards pursuant to either objective or individual performance goals, as applicable.

The annual incentive bonus process for our named executive officers involves four basic steps:

•	at the outset of the fiscal year:

•	set performance goals for the year for Clear Channel Outdoor and the operating divisions;
•	set individual performance goals for each participant; and
•	set a target bonus for each participant; and

•
after the end of the fiscal year, measure actual performance against the predetermined goals of Clear Channel Outdoor and the operating divisions and any individual performance goals to determine the bonus.

From time to time, the Compensation Committee also awards discretionary bonuses to certain executive officers.  Our Compensation Committee did not grant discretionary bonuses to our named executive officers for 2011.

Analysis.  In determining whether the 2011 financial performance goals were met, the Compensation Committee considered the financial results of Clear Channel Outdoor from January 1, 2011 to December 31, 2011.  For 2011, the performance-based goals applicable to our named executive officers are set forth below.

C. William Eccleshare

Mr. Eccleshare’s target bonus for 2011 was set at 100% of his base salary for 2011, or £486,577 (or $780,270 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011), with 70% attributed to achieving OIBDAN in the International division of $359 million and 30% attributed to achieving the other qualitative performance objectives described below.  His maximum bonus for 2011 was set at £973,154 (or $1,560,540 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).  For purposes of calculating Mr. Eccleshare’s bonus, OIBDAN is our OIBDAN before restructuring charges, which is defined as consolidated net income (loss) adjusted to include the results of non-consolidated joint ventures as if they were consolidated, and adjusted to exclude the following items: non-cash compensation expense; income tax benefit (expense); other income (expense)-net; equity in earnings (loss) of nonconsolidated affiliates; gain (loss) on marketable securities; interest expense; other operating income (expense)-net; depreciation and amortization; impairment charges; restructuring charges, the impact of foreign currency and other items, except only for the International division.  Mr. Eccleshare’s individual qualitative performance objectives for 2011 consisted of: (1) improving OIBDAN margins for the International division; (2) successfully deploying a new shared business tracking system throughout the International division; (3) achieving budgeted yield improvements as compared to 2010; and (4) providing leadership and vision for the International division.  The 2011 International division OIBDAN was approximately $362 million, which exceeded the OIBDAN target and, in connection with his maximum achievement of his qualitative performance objectives described above, resulted in Mr. Eccleshare receiving an annual incentive bonus of ₤573,796 (or $920,134 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).

Ronald H. Cooper

Mr. Cooper’s target bonus for 2011 was set at $1,000,000, with 70% attributed to achieving OIBDAN in the Americas division of $532 million and 30% attributed to achieving the other qualitative performance objectives described below.  His maximum bonus for 2011 was set at $2,000,000.  For purposes of calculating Mr. Cooper’s bonus, OIBDAN is our reportable OIBDAN before restructuring charges, which is defined as consolidated net income (loss) adjusted to exclude the following items: non-cash compensation expense; income tax benefit (expense); other income (expense)-net; equity in earnings (loss) of nonconsolidated affiliates; gain (loss) on marketable securities; interest expense; other operating income (expense)-net; depreciation and amortization; impairment charges; restructuring charges and other items, except only for the Americas division.  Mr. Cooper’s individual qualitative performance objectives for 2011 consisted of: (1) increasing digital deployment; (2) preserving OIBDAN margins for the Americas division; and (3) improving year-over-year digital performance.  The 2011 Americas division OIBDAN was approximately $486 million, which was less than the OIBDAN target.  Mr. Cooper entered into a Severance Agreement and General Release with us in January 2012, prior to the time that our reportable OIBDAN was finalized for 2011.  Based on preliminary OIBDAN results and, in connection with his performance against the qualitative performance objectives described above, we and Mr. Cooper agreed that he would receive an annual bonus of $381,500 for 2011 as part of his severance.

Jonathan D. Bevan

Mr. Bevan’s target bonus for 2011 was set at 100% of his base salary for 2011, or £265,000 (or $424,951 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011), with 70% attributed to achieving OIBDAN in the International division of $359 million and 30% attributed to achieving the other qualitative performance objectives described below.  His maximum bonus for 2011 was set at £530,000 (or $849,902 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).  For purposes of calculating Mr. Bevan’s bonus, OIBDAN is calculated in the manner described above for Mr. Eccleshare.  Mr. Bevan’s individual qualitative performance objectives for 2011 consisted of: (1) improving OIBDAN margins for the International division; (2) successfully deploying a new shared business tracking system throughout the International division; (3) achieving budgeted yield improvements as compared to 2010; and (4) completing his transition to the role of Chief Operating Officer—International.  The 2011 International division OIBDAN was approximately $362 million, which exceeded the OIBDAN target and, in connection with his maximum achievement of his qualitative performance objectives described above, resulted in Mr. Bevan receiving an annual incentive bonus of ₤302,829 (or $485,614 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).

Long-Term Incentive Compensation

Administration.  Our named executive officers participate in our 2005 Stock Incentive Plan (the “Incentive Plan”), which allows for the issuance of incentive and non-statutory stock options, restricted stock and other equity awards.  The Incentive Plan is administered by our Compensation Committee.  See “Executive Compensation—Grants of Plan-Based Awards” for more detailed description of the Incentive Plan.  As of April 2, 2012, there were approximately 430 employees holding outstanding stock incentive awards under the Incentive Plan.  In general, the level of long-term incentive compensation is determined based on an evaluation of competitive factors in conjunction with total compensation provided to the executive officers and the overall goals of the compensation program described above.  Long-term incentive compensation typically has been paid in stock options and/or restricted stock or restricted stock units with time-vesting conditions and/or vesting conditions tied to predetermined performance goals.  Equity ownership is important for purposes of executive retention and alignment of interests with stockholders.

Stock Options.  Long-term incentive compensation may be granted to our named executive officers in the form of stock options, with exercise prices of not less than fair market value of our Class A common stock on the date of grant and with a 10-year term.  We typically define fair market value as the closing price on the date of grant.  Vesting schedules are set by the Compensation Committee in their discretion and vary on a case by case basis.  All vesting is contingent on continued employment, with rare exceptions made by the Compensation Committee.  See “Executive Compensation—Potential Post-Employment Payments” for a description of the treatment of the named executive officers’ stock option awards upon termination or change in control.  All decisions to award the named executive officers stock options are in the sole discretion of the Compensation Committee.

Restricted Stock or Restricted Stock Unit Awards.  Long-term incentive compensation also may be granted to our named executive officers in the form of restricted stock or restricted stock unit awards.  Vesting schedules are set by the Compensation Committee in their discretion and vary on a case by case basis.  All vesting is contingent on continued employment, with rare exceptions made by the Compensation Committee.  See “Executive Compensation—Potential Post-Employment Payments” for a description of the treatment of the named executive officers’ restricted stock and restricted stock unit awards upon termination or change in control.  All decisions to award the named executive officers restricted stock or restricted stock unit awards are in the sole discretion of the Compensation Committee.

Analysis. Restricted stock and restricted stock unit awards were not provided to named executive officers during 2011.  Awards of stock options representing a total of 309,138 shares of our Class A common stock were made to our named executive officers in 2011.  During 2011, Mr. Eccleshare was awarded stock options to purchase 178,471 shares of our Class A common stock, 88,471 shares of which reflect the August 11, 2011 modifications to the terms of stock options originally awarded to Mr. Eccleshare in September 2009 and September 2010 as described below, and 90,000 shares of which were granted to Mr. Eccleshare in February 2011 concurrently with our annual stock option awards to other employees.  Mr. Bevan was awarded stock options to purchase 64,000 shares of our Class A common stock in February 2011 concurrently with our annual stock option awards to other employees.  The amounts of the annual stock option awards to Messrs. Eccleshare and Bevan in February 2011 were based upon: (1) general performance; (2) internal pay equity relative to other key employees; and (3) the value of equity awards granted in prior years.  Mr. Cooper received an award of stock options to purchase 66,667 shares of our Class A common stock in December 2011 pursuant to the terms of his employment agreement.

On August 11, 2011, the Compensation Committee amended and restated Mr. Eccleshare’s Stock Option Agreement originally dated September 17, 2009 to simplify the structure of Mr. Eccleshare’s long-term incentive compensation while retaining alignment between Mr. Eccleshare’s contributions to the performance of the business and the value of his long-term incentive compensation arrangements.  Pursuant to the terms of the amended and restated agreement: (1) Mr. Eccleshare forfeited his rights under the original agreement to receive additional stock option awards on September 10, 2011 and September 10, 2012, with the number of shares subject to those future stock option awards based on a formula provided in the original agreement; (2) we agreed to grant Mr. Eccleshare, no later than March 31, 2012, a time-vesting stock option to purchase 90,000 shares of our Class A common stock; and (3) the performance-based vesting conditions applicable to Mr. Eccleshare’s stock options originally awarded on September 10, 2009 and September 10, 2010 (referred to in the original agreement as Option B and Option C, respectively) were replaced with time-vesting conditions such that one third of the then-remaining unvested shares subject to Option B would vest on the second, third and fourth anniversaries of the original grant date of Option B (at the original $7.02 per share exercise price) and one quarter of the shares then-subject to Option C would vest on the first, second, third and fourth anniversaries of the original grant date of Option C (at the original $10.40 per share exercise price).

As mentioned above, the Compensation Committee typically considers internal pay equity when determining the amount of long-term incentive compensation to grant to our named executive officers.  However, the Committee does so broadly and does not have a specific policy, or seek to follow established guidelines or formulas, to maintain a particular ratio of long-term incentive compensation among the named executive officers or other executives.  For further information about the stock options awarded during 2011 and anti-dilution adjustments thereto in connection with the payment by Clear Channel Outdoor of a special dividend to its stockholders in March 2012, please refer to the “Grants of Plan-Based Awards” and the “Employment Agreements with the Named Executive Officers” sections appearing later under the “Executive Compensation” heading in this proxy statement.

Equity Award Grant Timing Practices

Regular Annual Equity Award Grant Dates.  The grant date for regular annual stock options and other equity awards, as applicable, for employees, including the named executive officers and for our independent directors, typically is in February.

Employee New Hires/Promotions Grant Dates.  Grants of stock options and other equity awards, if any, to newly-hired or newly promoted employees generally are made at the regularly scheduled meeting of the Compensation Committee immediately following the hire or promotion.  However, timing may vary as provided in a particular employee’s agreement or to accommodate the Compensation Committee.

Initial Equity Award Grant Dates for Newly-Elected Independent Directors.  Grants of stock options and other equity awards, as applicable, to newly-elected independent directors generally are made at the regularly scheduled meeting of the Board of Directors following their election.  If an independent director is appointed between regularly scheduled Board meetings, then grants of stock options and other equity awards, as applicable, generally are made at the first meeting in attendance after such appointment.

Timing of Equity Awards.  We do not have a formal policy on the timing of equity awards in connection with the release of material non-public information to affect the value of compensation.  In the event that material non-public information becomes known to the Compensation Committee prior to granting equity awards, the Compensation Committee will take the existence of such information under advisement and make an assessment in its business judgment regarding whether to delay the grant of the equity award in order to avoid any potential impropriety.

Executive Benefits and Perquisites

We provide the following personal benefits to one or more of the named executive officers: (1) certain pension benefits (or payments in lieu thereof) in the United Kingdom; (2) personal club dues; (3) company matching 401(k) contributions; (4) relocation expenses and related tax gross-up payments; (5) private medical insurance in the United Kingdom; and (6) transportation and automobile allowances in the United Kingdom.

Pursuant to his employment agreement, we agreed to reimburse Mr. Cooper for all reasonable expenses and related tax gross-ups in connection with his commute from Denver, Colorado to Phoenix, Arizona and certain housing expenses until no later than August 2012 (had he remained employed through that date).  In addition, we reimbursed him for legal fees that he incurred in the negotiation of his employment agreement.

Mr. Eccleshare participates in a private pension scheme (not sponsored by Clear Channel Outdoor) and, pursuant to his employment agreement, is entitled to have the Company contribute a portion of his salary to the private pension scheme.  The pension scheme provides pension income at retirement based upon contributions made during the employee’s years of participation.  Mr. Eccleshare is required to make contributions to this scheme in order for the Company to make contributions (or provide cash benefits to him as salary in lieu of such contributions).  He also receives a car allowance, private medical insurance and personal club dues.

Mr. Bevan participates in the Clear Channel Retirement Benefit Pension Scheme, which is a pension plan that we sponsor for certain employees in the United Kingdom.  The pension scheme provides pension income at retirement based on service and salary at retirement.  Participation is elective, and participants are required to contribute to the pension scheme if they participate.  The pension scheme is closed to new entrants, but approximately 19% of our United Kingdom employees participate in the pension scheme.  See the discussion of the pension scheme with respect to Mr. Bevan under “Executive Compensation—Pension Benefits” set forth below in this proxy statement.  He also is eligible for private medical insurance and a transportation and automobile allowance.

The Compensation Committee believes that the above benefits provide a more tangible incentive than an equivalent amount of cash compensation.  In determining the named executive officers’ total compensation, the Compensation Committee will consider these benefits.  However, as these benefits and perquisites represent a relatively insignificant portion of the named executive officers’ total compensation (or, in the case of benefits such as relocation benefits, are not intended to occur frequently for each named executive officer), it is unlikely that they will materially influence the Compensation Committee’s decision in setting such named executive officers’ total compensation.  For further discussion of these benefits and perquisites, please refer to the Summary Compensation Table included in this proxy statement, as well as the All Other Compensation table included in footnote (d) to the Summary Compensation Table.  For further information about other benefits provided to the named executive officers, please refer to “Executive Compensation—Employment Agreements with the Named Executive Officers.”

Severance Arrangements

Pursuant to their respective employment agreements, each of our named executive officers is entitled to certain payments and benefits in certain termination situations or upon a change in control.  In addition, in connection with Mr. Cooper’s termination of service in 2012, he entered into a Severance Agreement and General Release with us in January 2012.  We believe that our severance arrangements facilitate an orderly transition in the event of changes in management.  For further discussion of severance payments and benefits, see “Executive Compensation—Potential Post-Employment Payments” set forth below in this proxy statement.

Roles and Responsibilities

Role of the Committee.  The Compensation Committee is primarily responsible for conducting reviews of our executive compensation policies and strategies and overseeing and evaluating our overall compensation structure and programs.  The responsibilities of the Compensation Committee are described above under “The Board of Directors—Committees of the Board.”

Role of Executive Officers.  For 2011, Mr. Mays, Mr. Cooper (with respect to the Americas division) and Mr. Eccleshare (with respect to the International division) each were involved in recommending the form and amount of executive compensation (other than for themselves).  They jointly provided reviews and recommendations for the Compensation Committee’s consideration and assisted the Compensation Committee to manage our executive compensation programs, policies, and governance.  Their direct, joint responsibilities include, but are not limited to:

•	providing an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with Clear Channel Outdoor’s objectives;
•	recommending changes and new programs, if necessary, to ensure achievement of all program objectives; and
•	recommending pay levels, payout and awards for executive officers (other than recommendations for themselves).

The Compensation Committee has the responsibility for administrating performance awards under the Annual Incentive Plan in accordance with Section 162(m) of the Code.  These duties included, among other things, setting the performance period, setting the performance goals, and certifying the achievement of the predetermined performance goals by each named executive officer.

Use of Compensation Consultants.  As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” our parent entity provides us with certain services, including human resources support.  For 2011, CC Media’s management retained Hay Group, Inc. (“Hay”) to assist with management’s review and communication of both CC Media and Clear Channel Outdoor executive compensation matters as well as to provide other services to CC Media and Clear Channel Outdoor.  In addition, our management retained Towers Watson Limited (“Towers”), to assist management with its review of international compensation matters specifically.  The services provided to management by Hay with respect to Clear Channel Outdoor included: providing support to management in its review of the Company-wide compensation structure; assisting with overall market analysis of executive compensation structures generally, and specifically consulting with management regarding potential annual incentive bonus structures and executive compensation structures and trends for the primary international locations where we operate; providing equity valuation support in connection with the August 2011 modifications to Mr. Eccleshare’s stock option awards described above; and assisting management with communication materials related to executive compensation as well as employee compensation more broadly.  Hay used existing sources of data for its market analysis.  Towers was engaged by management specifically to provide a review, using its existing sources of data, regarding executive compensation structures and trends for the primary international locations where we operate.

TAX AND ACCOUNTING TREATMENT

Deductibility of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation Clear Channel Outdoor may deduct for federal income tax purposes in any one year with respect to certain senior executives of Clear Channel Outdoor, which we referred to herein as the “Covered Employees.”  However, performance-based compensation that meets certain requirements is excluded from this $1,000,000 limitation.

In reviewing the effectiveness of the executive compensation program, the Compensation Committee considers the anticipated tax treatment to Clear Channel Outdoor and to the Covered Employees of various payments and benefits.  However, the deductibility of certain compensation payments depends upon the timing of a Covered Employee’s vesting or exercise of previously granted equity awards, as well as interpretations and changes in the tax laws and other factors beyond the control of the Compensation Committee.  For these and other reasons, including to maintain flexibility in compensating the named executive officers in a manner designed to promote varying corporate goals, the Compensation Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Code and has not adopted a policy requiring all compensation to be deductible.

The Compensation Committee may consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.  To this end, the Compensation Committee annually establishes performance criteria in an effort to ensure deductibility of annual incentive bonuses under the Annual Incentive Plan.  Base salary does not qualify as performance-based compensation under Section 162(m) of the Code.

Accounting for Stock-Based Compensation

Clear Channel Outdoor accounts for stock-based payments, including awards under the 2005 Stock Incentive Plan, in accordance with the requirements of ASC 718 (formerly Statement of Financial Accounting Standards No. 123(R)).

EXECUTIVE COMPENSATION

The Summary Compensation Table below provides compensation information for the years ended December 31, 2011, 2010 and 2009 for the principal executive officers (“PEO”) and the principal financial officer (“PFO”) serving during 2011 and each of the three next most highly compensated executive officers of Clear Channel Outdoor for services rendered in all capacities (collectively, the “named executive officers”).  As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” a portion of the compensation (1) for the first quarter of 2011 and for 2010 and 2009 for Mark P. Mays, (2) for 2011 and 2010 for Thomas W. Casey and (3) for March 31, 2011 through December 31, 2011 for Robert H. Walls, Jr. was allocated to us in recognition of their services provided to us.  Those allocated amounts are reflected in the Summary Compensation Table below, along with any compensation that we or our subsidiaries provided to them directly.

SUMMARY COMPENSATION TABLE

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus(a) ($)		Stock Awards(b) ($)	Option Awards(b) ($)		Non-Equity Incentive Plan Compensation(c) ($)		Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)		All Other Compensation(d) ($)		Total ($)
Mark P. Mays – Former Chief Executive Officer (PEO)(e)	2011	97,375	(f)	48,688	(f)	—	—		—		—		2,939	(f)	149,002
	2010	416,907	(f)(g)	—		—	—		1,088,051	(f)	—		11,322	(f)	1,516,280
	2009	234,750	(f)(g)	—		—	—		97,035	(f)	—		10,176	(f)	341,961

Thomas W. Casey – Executive Vice President and Chief Financial	2011	292,125	(f)	222,014	(f)	—	—		276,786	(f)	—		25,299	(f)	816,224
Officer (PFO) and Former Office of the Chief Executive Officer (PEO)(h)	2010	307,500	(f)	266,500	(f)	—	—		539,007	(f)	—		471,660	(f)	1,584,667

Robert H. Walls, Jr. –Executive Vice President, General Counsel	2011	—		148,250	(f)	—	—		—		—		—		148,250
and Secretary and Former Office of the Chief Executive Officer (PEO)(i)

C. William Eccleshare – Former Chief Executive Officer – Clear Channel	2011	798,260	(g)	—		—	1,256,729	(k)	920,134		—		126,970		3,102,093
Outdoor – International(j)	2010	771,118	(g)	199,260		104,648	582,557	(k)	1,296,837		—		178,041		3,132,461

Ronald H. Cooper –Former Chief Executive Officer – Americas(l)	2011	775,000		381,500		—	424,589		—		—		49,557		1,630,646
	2010	775,000		150,000		—	528,891		1,031,500		—		88,866		2,574,257
	2009	20,865		—		1,354,500	1,551,000		—		—		—		2,926,365

Jonathan D. Bevan – Chief Operating Officer – International(m)	2011	442,941	(g)	—		—	546,061		485,614		286,523	(n)	127,407		1,888,546
	2010	389,478	(g)	98,623		—	348,961		523,573		234,124	(n)	109,236		1,703,995
	2009	353,347	(g)	—		—	186,952		38,587		220,551	(n)	94,645		894,082

__________________
(a)	The amounts reflect:

•	In the case of Messrs. Mays for 2011 and Casey for 2011 and 2010, cash payments as discretionary bonus awards from CC Media;
•	In the case of Messrs. Casey and Walls for 2011, discretionary bonus awards that each of Messrs. Casey and Walls received for their service in the Office of the Chief Executive Officer during 2011;
•	In the case of Mr. Casey for 2010, a signing bonus that Mr. Casey received upon joining CC Media; and
•	In the case of Messrs. Eccleshare, Cooper and Bevan, cash payments for 2011 and 2010, as applicable, as discretionary bonus awards from Clear Channel Outdoor.

See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(b)
The amounts shown in the Stock Awards column for Mr. Eccleshare for 2010 and Mr. Cooper for 2009 reflect the full grant date fair value of time-vesting restricted stock units awarded by Clear Channel Outdoor in 2010 and 2009, respectively, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.  For time-vesting restricted stock unit awards, the grant date fair value is based on the closing price of our Class A common stock on the date of grant.

The amounts shown in the Option Awards column reflect the full grant date fair value of time-vesting stock options awarded to Messrs. Eccleshare, Cooper and Bevan by Clear Channel Outdoor in 2011, 2010 and 2009, as applicable, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.

The fair value of the time-vesting stock options awarded in 2011 was estimated, based on several assumptions, on the date of grant using a Black-Scholes option valuation model.  The fair value and assumptions used for the stock option awards to Messrs. Eccleshare, Cooper and Bevan in 2011 are shown below:

	Bevan and Eccleshare 2/21/11 Grants	Cooper 12/10/11 Grant
Fair value per share of options granted	$8.53	$6.37
Fair value assumptions:
Expected volatility	57.35%	57.35%
Expected life, in years	6.3	6.3
Risk-free interest rate	2.75%	1.31%
Dividend yield	0.00%	0.00%

In addition, for Mr. Eccleshare, the amount shown in the Option Awards column for 2011 includes the incremental fair value of modifications made on August 11, 2011 to certain of his outstanding stock option awards originally granted on September 10, 2009 and September 10, 2010.   For a description of Mr. Eccleshare’s award modifications, see footnote (k) below and the Grants of Plan-Based Awards During 2011 table below.  The incremental fair value and assumptions used for Mr. Eccleshare’s award modifications on August 11, 2011 are shown below for each modified award:

	Original Grant Date
	Eccleshare 9/10/09 Grant	Eccleshare 9/10/10 Grant
Fair value per share of options granted	$5.95	$5.06
Fair value assumptions:
Expected volatility	57.35%	57.35%
Expected life, in years	5.1	5.4
Risk-free interest rate	1.06%	1.14%
Dividend yield	0.00%	0.00%

For further discussion of the assumptions made in valuation, see also Note 10-Shareholders’ Equity beginning on page C-62 of Appendix C.

(c)
In the case of Messrs. Mays and Casey, the amounts reflect cash payments by CC Media for the applicable fiscal year as annual incentive bonus awards under the CC Media 2008 Annual Incentive Plan pursuant to pre-established performance goals.  In the case of Messrs. Eccleshare, Cooper and Bevan, the amounts reflect cash payments by Clear Channel Outdoor for the applicable fiscal year as annual incentive bonus awards under Clear Channel Outdoor’s 2006 Annual Incentive Plan pursuant to pre-established performance goals.  For discussion of the 2011 pre-established performance goals and payments, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(d)	As described below, for 2011 the All Other Compensation column reflects:

•
amounts we contributed under company-sponsored or private retirement programs for the benefit of Messrs. Eccleshare and Bevan in the United Kingdom (or a cash payment in lieu thereof) or under the 401(k) plan as a matching contribution for the benefit of Mr. Cooper in the United States;

•	club membership dues for Mr. Eccleshare paid by us;
•	automobile allowances for the benefit of Messrs. Eccleshare and Bevan in the United Kingdom;
•	a transportation allowance for the benefit of Mr. Bevan in the United Kingdom;
•	relocation expenses for Mr. Cooper;
•	tax gross-ups on relocation expenses for Mr. Cooper; and
•	private medical insurance for the benefit of Messrs. Eccleshare and Bevan in the United Kingdom.

For 2011, the All Other Compensation column also reflects the allocation to us pursuant to the Corporate Services Agreement of the following items paid by CC Media:

•	amounts CC Media contributed under the 401(k) plan as a matching contribution for the benefit of Messrs. Mays and Casey;
•	club membership dues for Mr. Mays paid by CC Media;
•	personal accounting and tax services for Mr. Mays;
•	relocation expenses for Mr. Casey; and
•	tax gross-ups on relocation expenses for Mr. Casey.

Messrs. Eccleshare and Bevan are citizens of the United Kingdom.  The amounts reported for Messrs. Eccleshare and Bevan have been converted from British pounds to U.S. dollars using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011.

	Mays	Casey	Walls	Eccleshare	Cooper	Bevan
Plan contributions (or cash payments in lieu thereof)	$596	$2,386	—	$97,534	$6,125	$89,665
Club dues	576	—	—	2,659	—	—
Automobile allowance	—	—	—	23,581	—	35,412
Transportation allowance	—	—	—	—	—	1,732
Accounting/tax services	1,767	—	—	—	—	—
Relocation expenses	—	14,561	—	—	26,736	—
Relocation tax gross-up	—	8,352	—	—	16,696	—
Legal review fees	—	—	—	—	—	—
Private medical insurance	—	—	—	3,196	—	598
Total	$2,939	$25,299	—	$126,970	$49,557	$127,407

For a description of the relocation expenses and related tax gross-ups, see “—Employment Agreements with the Named Executive Officers” below.

(e)
The summary compensation information presented above for Mr. Mays reflects his service as our Chief Executive Officer during 2010 and 2009 and from January 1, 2011 until March 31, 2011, as well as his service as a director of Clear Media Limited, as described in footnote (g) below.  Mr. Mays continues to serve as a member of our Board of Directors until the annual meeting but does not receive separate compensation for such service.

(f)
As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” a subsidiary of CC Media provides, among other things, certain executive officer services to us.  Pursuant to the Corporate Services Agreement, based on our OBIDAN as a percentage of Clear Channel’s total OIBDAN, we were allocated 38.95% of certain amounts for 2011 and 41% of certain amounts for 2010 and 2009.

The Summary Compensation Table above reflects these allocated amounts, as described below:

•
The Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation columns presented above reflect the portion of the Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation amounts of Messrs. Mays and Casey allocated to us pursuant to the Corporate Services Agreement, as well as, in the case of the Salary column for Mr. Mays, 100% of the amounts described below in footnote (g) with respect to his service as a director of Clear Media Limited.  For 2011, amounts were only allocated to us with respect to Mr. Mays through March 31, 2011 because he ceased serving as our Chief Executive Officer on March 31, 2011.  The Bonus column presented above for Mr. Casey for 2011 includes $73,764 of his discretionary bonus allocated to us for his service as Chief Financial Officer during 2011 and $148,250 of his discretionary bonus allocated to us for his service as a member of our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011.

•
The Bonus column presented above for Mr. Walls reflects $148,250 of his discretionary bonus allocated to us for his service as a member of our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011.  Amounts were only allocated to us with respect to Mr. Walls for 2011 because he did not serve in our Office of the Chief Executive Officer prior to March 31, 2011.

The tables below reflect 100% of the applicable Salary (in the case of Mr. Mays, excluding the amounts described in footnote (g) below for 2010 and 2009), Bonus and Non-Equity Incentive Plan Compensation amounts and 100% of those allocated elements of the All Other Compensation amounts, the allocated percentage of which is included in the Summary Compensation Table above.  These 100% amounts for the allocated items are disclosed by CC Media in the Summary Compensation Table in CC Media’s proxy statement.

	100% of Allocated Salary Amounts
	2011	2010	2009
Mark P. Mays	$250,000	$1,000,000	$532,917
Thomas W. Casey	750,000	750,000	—

	100% of Allocated Bonus and Non-Equity Incentive Plan Compensation
	2011	2010	2009
Mark P. Mays	$125,000	$2,653,784	$236,670
Thomas W. Casey	1,150,000	1,964,650	—
Robert H. Walls, Jr.	250,000	—	—

	100% of Allocated All Other Compensation Amounts
	2011	2010	2009
Mark P. Mays	$7,545	$27,615	$24,820
Thomas W. Casey	64,953	1,150,391	—

(g)
The amounts in the Salary column for Messrs. Mays, Eccleshare and Bevan include their base salary for their service as an officer of ours, as well as amounts paid for their service as a director or an alternate director of our majority-owned subsidiary, Clear Media Limited.  The amounts paid for the periods during which they each served as a director of Clear Media Limited are set forth in the table below.  Clear Media Limited is listed on the Hong Kong Stock Exchange.  The amounts reflected in the table have been converted from Hong Kong dollars to U.S. dollars using the average exchange rate of HK$1=$0.1285, HK$1=$0.1287 and HK$1=$0.1290 for the years ended December 31, 2011, 2010 and 2009, respectively.

	2011	2010	2009
Mark P. Mays	—	$6,907	$16,254
C. William Eccleshare	$17,990	18,018	—
Jonathan D. Bevan	17,990	18,018	16,254

(h)
Mr. Casey became our Executive Vice President and Chief Financial Officer on January 4, 2010.  The summary compensation information presented above for Mr. Casey reflects his service in that capacity since January 4, 2010.  Mr. Casey also began serving as a member of our Office of the Chief Executive Officer on March 31, 2011 when Mr. Mays ceased serving as our Chief Executive Officer.  The information presented in the Bonus column above for 2011 also includes $148,250 of his discretionary bonus allocated to us for his service as a member of our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011, as described in footnote (f) above.

(i)
Mr. Walls began serving as a member of our Office of the Chief Executive Officer on March 31, 2011 when Mr. Mays ceased serving as our Chief Executive Officer.  The information presented in the Bonus column above for 2011 reflects $148,250 of his discretionary bonus allocated to us for his service as a member of our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011, as described in footnote (f) above.

(j)
Mr. Eccleshare became our Chief Executive Officer—International on September 1, 2009 but was not a named executive officer in 2009.  The summary compensation information presented above for Mr. Eccleshare reflects his service in that capacity during 2011 and 2010, as well as his service as a director of Clear Media Limited, as described in footnote (g) above.  On January 24, 2012, Mr. Eccleshare was promoted to Chief Executive Officer of Clear Channel Outdoor, overseeing both our Americas and International divisions.  Mr. Eccleshare is a citizen of the United Kingdom, and the compensation amounts reported for him in the Summary Compensation Table have been converted from British pounds to U.S. dollars using the average exchange rate of ₤1=$1.60359 and ₤1=$1.54775 for the years ended December 31, 2011 and 2010, respectively.

(k)	The amounts in the table reflect the full grant date fair market value of time-vesting stock options awarded by Clear Channel Outdoor, as described in footnote (b) above.

On September 10, 2010, Mr. Eccleshare also received stock options to purchase 42,389 shares of Clear Channel Outdoor’s Class A common stock that contained performance-based vesting conditions.  Assuming that all of the performance-based vesting conditions would be achieved, the grant date fair value of the performance-based stock options would have been $246,916.  However, on the grant date, the actual fair value of these options was $0 based on the probable outcome of the performance-based vesting conditions and, accordingly, no amount is reflected for these performance-based options in the Option Awards column for 2010.

On August 11, 2011, the Compensation Committee amended and restated certain of Mr. Eccleshare’s outstanding stock options.  As part of the amendment and restatement, the performance-based vesting conditions applicable to Mr. Eccleshare’s outstanding stock options originally awarded on September 10, 2009 and September 10, 2010 were replaced with time-vesting conditions.  Accordingly, as described in footnote (b) above, the amount in the Option Awards column for 2011 also includes the incremental fair value of the August 11, 2011 modifications made to his September 10, 2009 and September 10, 2010 stock option awards.

(l)
Mr. Cooper became our Chief Executive Officer—Americas on December 10, 2009 and was a named executive officer in 2009.  The summary compensation information presented above for Mr. Cooper reflects his service in that capacity since December 10, 2009.  Mr. Cooper’s service with us terminated on February 7, 2012.

(m)
Mr. Bevan has served as our Chief Operating Officer—International since October 2009.  He served as our Chief Financial Officer—International and Director of Corporate Development for the remainder of 2009.  The summary compensation information presented above for Mr. Bevan reflects his service in those capacities for those periods, as well as his service as a director or alternate director of Clear Media Limited, as described in footnote (g) above.  On February 1, 2012, Mr. Bevan was promoted to Managing Director and Chief Operating Officer—International of Clear Channel Outdoor.  Mr. Bevan is a citizen of the United Kingdom, and the compensation amounts reported for him in the Summary Compensation Table have been converted from British pounds to U.S. dollars using the average exchange rate of ₤1=$1.60359, ₤1=$1.54775 and ₤1=$1.5648 for the years ended December 31, 2011, 2010 and 2009, respectively.

(n)	Amounts reflect the increase in Mr. Bevan’s actuarial present value of accumulated pension benefits during 2011, 2010 and 2009 under the Clear Channel Retirement Benefit Scheme in the United Kingdom.

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

    Certain elements of the compensation of the named executive officers are determined based on their respective employment agreements.  The descriptions of the employment agreements set forth herein do not purport to be complete and are qualified in their entirety by the employment agreements.  Each of the employment agreements discussed below provides for severance and change in control payments as more fully described under the heading “—Potential Post-Employment Payments” in this proxy statement, which descriptions are incorporated herein by reference.  For further discussion of the amounts of salary and bonus and other forms of compensation, see “Compensation Discussion and Analysis” above.

    As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” Clear Channel, our indirect parent entity, makes available to us, and we are obligated to use, the services of certain executive officers of Clear Channel, and a portion of their compensation is allocated to us in recognition of their services provided to us.  Accordingly, a portion of the compensation (1) for the first quarter of 2011 and for 2010 and 2009 for Mark P. Mays, (2) for 2011 and 2010 for Thomas W. Casey and (3) for March 31, 2011 through December 31, 2011 for Robert H. Walls, Jr. was allocated to us in recognition of their services provided to us under the Corporate Services Agreement.  Each of Messrs. Mays, Casey and Walls has an employment agreement with CC Media and/or Clear Channel.  The provisions of those agreements are described below to the extent that amounts payable thereunder would be or have been allocated to us under the Corporate Services Agreement.

Mark P. Mays

Upon the consummation of the July 2008 merger (the “Merger”) pursuant to which Clear Channel became an indirect wholly owned subsidiary of CC Media, Mark P. Mays was employed by CC Media and Clear Channel as the Chief Executive Officer of each entity, and entered into an employment agreement with a term ending July 31, 2013.  Mr. Mays’ employment agreement was amended in January 2009 and amended and restated in June 2010 in connection with his announcement of his intention to retire as their President and Chief Executive Officer.  The amended and restated agreement provides for a term through July 31, 2013, which will be extended thereafter only by written agreement of the parties.  Upon the consummation of the Merger, the parties agreed that Mr. Mays would receive an annual base salary of not less than $895,000.  Pursuant to the January 2009 amendment to his employment agreement, Mr. Mays voluntarily reduced his base salary to $500,000 for 2009, which increased to not less than $1,000,000 per year thereafter.  Mr. Mays’ current annual base salary from CC Media is $1,000,000.  Pursuant to his June 2010 amended and restated employment agreement, Mr. Mays also will receive benefits and perquisites consistent with his previous arrangement with Clear Channel (including “gross-up” payments for excise taxes that may be payable by Mr. Mays in connection with any payments made in connection with the Merger and for additional taxes that may be payable by Mr. Mays under Section 409A of the Code).

Pursuant to his amended and restated employment agreement, for 2010, Mr. Mays was entitled to receive an annual bonus from CC Media of between $0 and $4,000,000 based on the percentage of target OIBDAN achieved, as set forth in the table below.

Achieved OIBDAN/Target OIBDAN (expressed as a percentage)	Performance Bonus
90% or less	$0
100%	$2,000,000
120% or more	$4,000,000

For purposes of calculating Mr. Mays’ 2010 bonus under his amended and restated employment agreement, OIBDAN was Clear Channel’s reportable OIBDAN before restructuring charges, defined as consolidated net income (loss) adjusted to exclude the following items: non-cash compensation expense; income tax benefit (expense); other income (expense)-net; equity in earnings (loss) of nonconsolidated affiliates; gain (loss) on marketable securities; interest expense; other operating income (expense)-net; depreciation and amortization; impairment charges; restructuring charges and other items.  For purposes of that calculation only, Target OIBDAN to achieve 100% bonus for 2010 was $1.57 billion and Target OIBDAN to achieve a greater than 100% bonus for 2010 was $1.62 billion, with the bonus amount set at $2 million if Achieved OIBDAN was between $1.57 and $1.62 billion.  For any year after 2010, Mr. Mays’ performance bonus from CC Media will be determined solely at the discretion of CC Media’s Board, but shall not be less than $500,000 for any year (prorated if employment is terminated for any reason).  For 2011, Mr. Mays received an annual bonus of $500,000 from CC Media.

Thomas W. Casey

On December 15, 2009, Thomas W. Casey entered into an employment agreement with Clear Channel.  Pursuant to his agreement, Mr. Casey will serve as Chief Financial Officer until his agreement is terminated by either party as permitted in the agreement.

Under his agreement, Mr. Casey receives compensation from Clear Channel consisting of a base salary, incentive awards and other benefits and perquisites.  Mr. Casey’s annual base salary was set at $750,000, with eligibility for additional annual raises commensurate with company policy.  Mr. Casey’s current annual base salary from Clear Channel is $800,000.  During 2010, Mr. Casey received a $500,000 signing bonus from Clear Channel, half of which he would have been required to reimburse if he terminated his employment within the first twelve months or Clear Channel terminated his employment for cause during that period.  No later than March 15 of each calendar year, Mr. Casey is eligible to receive a performance bonus.  For 2010 and each year thereafter (subject to annual increases as may be approved by Clear Channel), Mr. Casey’s target bonus will be $1,000,000, with bonus criteria being 70% company financial performance-based and 30% MBO-based.  For 2011, Mr. Casey received an annual bonus from Clear Channel of $1,150,000, including a discretionary bonus of $189,390 with respect to his service as Chief Financial Officer and an additional discretionary bonus of $250,000 in recognition of his service in the Office of the Chief Executive Officer during 2011.  He is entitled to participate in all employee welfare benefit plans in which other similarly situated employees may participate.

Mr. Casey also was entitled to receive certain relocation benefits from Clear Channel in connection with his relocation to San Antonio, Texas for a period of 24 months after entering into his employment agreement.  During 2010, Mr. Casey’s relocation benefits from Clear Channel included a $15,000 relocation allowance, $21,678 to reimburse him for duplicate housing expenses, $82,901 for travel, temporary living and miscellaneous relocation expenses and $19,372 for closing costs related to the purchase of his new home.  Clear Channel also engaged a third party relocation company, which purchased Mr. Casey’s home in Washington, with the purchase price based on appraisals obtained by the relocation company.  In addition, Clear Channel paid Mr. Casey $270,000 to compensate him for losses to him on the sale of his Washington home (after the first 10% of any such losses) and $163,812 to compensate him for taxes resulting from these relocation benefits.  Clear Channel bore the costs associated with the relocation company’s purchase and subsequent resale of Mr. Casey’s Washington home, as well as the costs of maintaining the home during the resale process and the loss to the relocation company on the resale of Mr. Casey’s Washington home, paying the relocation company an aggregate amount of $577,628 for these items.  During 2011, Mr. Casey completed his relocation and received relocation benefits from Clear Channel of $37,385 with respect to the transfer tax on the deed to his home, plus $21,443 to compensate him for the taxes on those relocation benefits.

Robert H. Walls, Jr.

Effective January 1, 2010, Robert H. Walls, Jr. entered into an employment agreement with Clear Channel Management Services, Inc. (“CCMS”), an indirect subsidiary of CC Media.  Pursuant to his agreement, Mr. Walls will serve as Executive Vice President, General Counsel and Secretary until his agreement is terminated by either party as permitted in the agreement.

Under his agreement, Mr. Walls receives compensation from CCMS consisting of a base salary, incentive awards and other benefits and perquisites.  Mr. Walls’ annual base salary was set at $550,000, with eligibility for additional annual raises commensurate with company policy.  Mr. Walls’ current annual base salary from CCMS is $750,000.  During 2010, Mr. Walls received a $500,000 signing bonus from CCMS, a prorated portion of which he would have been required to reimburse if he terminated his employment without good reason within the first twelve months or CCMS terminated his employment for cause during that period.  No later than March 15 of each calendar year, Mr. Walls is eligible to receive a performance bonus.  For 2010, Mr. Walls’ target bonus was $1,000,000, with the criteria being 50% EBITDA-based and 50% MBO-based.  For purposes of his agreement, (1) EBITDA-based means performance criteria selected by the Board with respect to the annual bonus and with target performance determined on the same basis as determined for other similarly situated employees of CCMS and its affiliates and (2) MBO-based means the subjective performance criteria agreed to on an annual basis between the Chief Executive Officer and Mr. Walls at about the same time as established for other similarly situated employees.  For 2011, Mr. Walls’ target bonus was required to be no less than 100% of his base salary for 2011, with the criteria being 50% EBITDA-based and 50% MBO-based.  For 2011, Mr. Walls received an annual bonus from CCMS of $750,000, including a discretionary bonus of $23,694 with respect to his service as General Counsel and Secretary and an additional discretionary bonus of $250,000 in recognition of his service in the Office of the Chief Executive Officer during 2011.  For 2012 and thereafter, Mr. Walls’ target bonus will be no less than his base salary for the year to which the bonus relates and the criteria will be set by management in consultation with Mr. Walls.  He is entitled to participate in all employee benefit plans and perquisites in which other similarly situated employees may participate.

Mr. Walls also received certain other benefits from CCMS, including reimbursement of legal expenses in connection with the negotiation of his employment agreement and certain relocation benefits in connection with his relocation to San Antonio, Texas, such as reimbursement of living expenses and commuting expenses until September 1, 2010, reimbursement of taxes associated with the relocation benefits as well as other relocation benefits in accordance with company policy.

C. William Eccleshare

August 31, 2009 Contract of Employment.  On August 31, 2009, Clear Channel Outdoor Ltd., a subsidiary of Clear Channel Outdoor, entered into an employment agreement with C. William Eccleshare, pursuant to which he served as Chief Executive Officer of our International division.  The agreement had no specified term, but generally could be terminated by Clear Channel Outdoor Ltd. without cause upon 12 months prior written notice or by Mr. Eccleshare without cause upon six months prior written notice.

The agreement set Mr. Eccleshare’s initial base salary at £402,685, subject to additional annual raises at the sole discretion of Clear Channel Outdoor Ltd.  In connection with his promotion described below, Mr. Eccleshare’s annual base salary was increased and currently is £671,141 (or $1,076,235 using the average exchange rate of £1=$1.60359 for the year ended December 31, 2011).  Mr. Eccleshare also received a car allowance, was eligible to receive a performance bonus as decided at the sole discretion of the Chief Executive Officer of Clear Channel Outdoor, and was entitled to certain other employee benefits.  For 2011, Mr. Eccleshare received an annual bonus of £573,796 (or $920,134 using the average exchange rate of £1=$1.60359 for the year ended December 31, 2011).  See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

In addition, pursuant to his employment agreement, Mr. Eccleshare was entitled to have Clear Channel Outdoor Ltd. contribute a portion of his annual base salary to a personal pension plan (not sponsored by Clear Channel Outdoor Ltd.) registered under Chapter 2, Part 4 of the Finance Act of 2004 in the United Kingdom.  Mr. Eccleshare’s employment agreement also contained non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

   New Employment Agreement.  On January 24, 2012, Mr. Eccleshare was promoted to serve as Chief Executive Officer of Clear Channel Outdoor, overseeing both our Americas and International divisions.  In connection with his promotion, we have been negotiating a new employment agreement (the “New Employment Agreement”) with Mr. Eccleshare to replace his existing employment agreement.  Although the New Employment Agreement is still being finalized, the anticipated material terms are described below.

    Mr. Eccleshare’s New Employment Agreement will have an initial term ending on December 31, 2014, and thereafter will provide for automatic 12-month extensions, beginning on January 1, 2015, unless either we or Mr. Eccleshare gives prior notice electing not to extend the New Employment Agreement.  As our Chief Executive Officer, Mr. Eccleshare will relocate from our offices in London to our offices in New York City upon finalizing the necessary immigration applications.  In his new position, Mr. Eccleshare will receive an annual base salary of $1,000,000 (to be paid in British Pounds Sterling using an exchange rate of $1.49:£1 until he relocates to the United States).  His salary will be reviewed for increase from time to time by the Board.  During the term of the New Employment Agreement, Mr. Eccleshare will be eligible to receive an annual performance bonus with a target of not less than $1,000,000 and the opportunity to earn up to 200% of the target amount based on the achievement of performance goals specified in his New Employment Agreement for 2012 and performance goals to be set by the Compensation Committee for years after 2012.  In addition to the annual bonus, Mr. Eccleshare will be eligible to receive an additional bonus of up to $300,000 (the “Additional Bonus Opportunity”), based on the achievement of one or more annual performance goals determined by our Board or a subcommittee thereof.  Any bonus earned under the Additional Bonus Opportunity will be paid in equal installments on or about the first, second and third anniversary of the beginning of the performance period and will be contingent upon his continued employment through the applicable payment date.

    We will continue to contribute to Mr. Eccleshare’s personal pension plan, as provided in his previous employment agreement.  We will reimburse Mr. Eccleshare for the reasonable costs and expenses (not to exceed $25,000 annually, fully grossed-up for applicable taxes) associated with filing his personal income tax returns.  We also will make a car service available for Mr. Eccleshare’s business use and will pay all fees associated with the immigration applications for Mr. Eccleshare and his spouse.  Prior to his relocation, Mr. Eccleshare will continue to receive the health, medical, welfare and life insurance benefits currently provided to him.  After his relocation, Mr. Eccleshare will be eligible to receive health, medical, welfare and life insurance benefits on a basis no less favorable than provided to similarly situated employees.  He also will be entitled to vacation, pursuant to company policy.

    We will reimburse Mr. Eccleshare for reasonable expenses associated with his relocation to New York City pursuant to our relocation policy.  In addition, we will: (1) pay Mr. Eccleshare an additional $200,000 (less applicable taxes) for relocation-related expenses not otherwise covered by our relocation policy; (2) provide a reasonable number of flights during the first 12 months after Mr. Eccleshare’s relocation for his family to visit New York; and (3) for the duration of Mr. Eccleshare’s assignment in New York City, reimburse Mr. Eccleshare up to $20,000 per month, fully grossed-up for applicable taxes, for housing in New York City.  If Mr. Eccleshare’s employment is terminated without cause or if Mr. Eccleshare terminates his employment for good reason, we will reimburse Mr. Eccleshare for reasonable relocation expenses from New York to London.  However, no relocation reimbursement will be provided if: (1) Mr. Eccleshare’s employment is terminated for cause; (2) Mr. Eccleshare resigns without good reason; or (3) Mr. Eccleshare violates any of the restrictive covenants described below.  See “—Potential Post-Employment Payments.”

    During Mr. Eccleshare’s employment and for 18 months thereafter, Mr. Eccleshare will be subject to non-competition, non-interference and non-solicitation covenants substantially consistent with our other senior executives.  Mr. Eccleshare also will be subject to customary confidentiality, work product, non-disparagement and trade secret provisions.

    In addition to the outstanding and future equity awards provided for in Mr. Eccleshare’s Amended and Restated Stock Option Agreement dated August 11, 2011, in connection with his promotion, we agreed that Mr. Eccleshare would be awarded (contingent upon Compensation Committee approval) restricted stock units having a value of $4,000,000 based on the closing price of our Class A common stock.  The restricted stock units will vest as follows:  25% of the units will vest if we achieve agreed upon performance targets, and the remaining units will vest 50% on each of the third and fourth anniversaries of Mr. Eccleshare’s appointment as our Chief Executive Officer.  The Compensation Committee approved the terms of the restricted stock unit award on March 26, 2012 but the award will not be effective until the New Employment Agreement is finalized and signed by all parties.

During the term of the New Employment Agreement, Mr. Eccleshare may continue to perform non-executive services with Hays plc.  Upon his service with Hays plc ceasing, Mr. Eccleshare will be permitted to perform another non-executive role at any time with a business that does not compete with us or our affiliates, subject to our prior written consent, which shall not be unreasonably withheld.

Ronald H. Cooper

Effective as of December 10, 2009, Clear Channel Outdoor entered into an employment agreement with Ronald H. Cooper, pursuant to which Mr. Cooper served as Chief Executive Officer of our Americas division until February 7, 2012.  In January 2012, Mr. Cooper entered into a Severance and General Release agreement with Clear Channel Outdoor, which is described under “—Potential Post-Employment Payments.”

Under his employment agreement, Mr. Cooper received compensation consisting of a base salary, incentive awards and other benefits and perquisites.  The agreement set Mr. Cooper’s initial base salary at $775,000, subject to annual raises in accordance with company policy.  Mr. Cooper also was eligible to receive a performance bonus based on a target bonus of no less than $1,000,000, with the bonus criteria being 70% company financial performance-based and 30% MBO-based and no less favorable versus the bonus plan of any similarly situated executive domestic employee of Clear Channel Outdoor and its domestic affiliates.  For 2011, Mr. Cooper received a bonus of $381,500 as part of his severance payment.  See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

Mr. Cooper also was entitled to certain relocation benefits under his employment agreement in connection with his relocation to Phoenix, Arizona.  Clear Channel Outdoor agreed to reimburse all reasonable expenses associated with his commute from the Denver area to Phoenix and housing expenses in Phoenix during the term of his employment (until no later than August 2012, if he had remained employed through that date).  Upon his relocation, Clear Channel Outdoor also agreed to pay relocation costs associated with the move in accordance with applicable company policies.

Pursuant to the employment agreement: (1) on December 10, 2009, Mr. Cooper was granted 150,000 restricted shares of Clear Channel Outdoor’s Class A common stock and stock options to purchase 300,000 shares of Clear Channel Outdoor’s Class A common stock; (2) on December 10, 2010, he received stock options to purchase 66,667 shares of the Class A common stock; and (3) on December 10, 2011, he received stock options to purchase an additional 66,667 shares of Class A common stock.  Mr. Cooper also was granted options to purchase 165,000 shares of CC Media’s Class A common stock.  See “—Outstanding Equity Awards at Fiscal Year End” below.

Mr. Cooper’s employment agreement also contained non-compete and non-solicitation provisions, each with an 18-month term, and a confidentiality provision with a perpetual term.  Mr. Cooper is entitled to defense and indemnification for acts committed during his employment.

Jonathan D. Bevan

On October 30, 2009, Clear Channel Outdoor Ltd. entered into a new employment agreement with Jonathan D. Bevan, pursuant to which he served as Chief Operating Officer of our International division.  Mr. Bevan was promoted to Managing Director and Chief Operating Officer—International on February 1, 2012.  The agreement has no specified term, but generally can be terminated by Clear Channel Outdoor Ltd. without cause upon 12 months prior written notice or by Mr. Bevan without cause upon six months prior written notice.

The agreement set Mr. Bevan’s initial base salary at £240,000 (or $384,862 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011), subject to additional annual raises at the sole discretion of Clear Channel Outdoor Ltd.  In connection with his February 2012 promotion, Mr. Bevan’s salary increased and currently is £320,000 (or $513,149 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).  Mr. Bevan also receives a car allowance, is eligible to receive a performance bonus as decided at the sole discretion of the Chief Executive Officer of Clear Channel Outdoor Ltd., and is entitled to certain other employee benefits.  For 2011, Mr. Bevan received an annual bonus of £302,829 (or $485,614 using the average exchange rate of ₤1=$1.60359 for the year ended December 31, 2011).  See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

    Mr. Bevan’s employment agreement also contains non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

GRANTS OF PLAN-BASED AWARDS

2005 Stock Incentive Plan

    Clear Channel Outdoor grants equity incentive awards to named executive officers and other eligible participants under the 2005 Stock Incentive Plan.  The 2005 Stock Incentive Plan is intended to facilitate the ability of Clear Channel Outdoor to attract, motivate and retain employees, directors and other personnel through the use of equity-based and other incentive compensation opportunities.

    The 2005 Stock Incentive Plan allows for the issuance of restricted stock, incentive and non-statutory stock options, stock appreciation rights, director shares, deferred stock rights and other types of stock-based and/or performance-based awards to any present or future director, officer, employee, consultant or advisor of or to Clear Channel Outdoor or its subsidiaries.

    The 2005 Stock Incentive Plan is administered by the Compensation Committee, except that the entire Board has sole authority for granting and administering awards to non-employee directors.  The Compensation Committee determines which eligible persons receive an award and the types of awards to be granted as well as the amounts, terms and conditions of each award, including, if relevant, the exercise price, the form of payment of the exercise price, the number of shares, cash or other consideration subject to the award and the vesting schedule.  These terms and conditions will be set forth in the award agreement furnished to each participant at the time an award is granted to him or her under the 2005 Stock Incentive Plan.  The Compensation Committee also makes other determinations and interpretations necessary to carry out the purposes of the 2005 Stock Incentive Plan.  For a description of the treatment of awards upon a participant’s termination of employment or change in control, see “—Potential Post-Employment Payments.”

2006 Annual Incentive Plan

    As discussed above, named executive officers also are eligible to receive awards under the 2006 Annual Incentive Plan.  See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus” for a more detailed description of the 2006 Annual Incentive Plan and the grant of awards to the named executive officers thereunder.

    The following table sets forth certain information concerning plan-based awards granted to the named executive officers during the year ended December 31, 2011.  As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” our parent entities provide us with, among other things, certain executive officer services.  A portion (38.95%) of the annual incentive awards provided by our parent entities to Messrs. Mays and Casey with respect to 2011 was allocated to us in recognition of their services provided to us (in the case of Mr. Mays, through his March 31, 2011 retirement as our Chief Executive Officer).  Those allocated amounts are reflected in the Grants of Plan-Based Awards During 2011 table below and 100% of the annual incentive awards are reflected by CC Media in the comparable table in CC Media’s proxy statement.  In addition, as described above in footnote (f) to the Summary Compensation Table, a pro rata portion of the discretionary bonus awards provided to Mr. Casey and Mr. Walls with respect to their service as members of our Office of the Chief Executive Officer during 2011 was allocated to us under the Corporate Services Agreement.

Grants of Plan-Based Awards During 2011

		Estimated Possible Payouts Under Non-Equity Incentive Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(a) (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(b) ($)
Mark P. Mays(c)	N/A	—	48,688	—	—	—	—	—

Thomas W. Casey(c)	N/A	—	389,500	779,000	—	—	—	—

Robert H. Walls, Jr.	N/A	—	—	—	—	—	—	—

C. William Eccleshare(d)
Stock Option Award	02/21/11	—	—	—	—	90,000	15.06	767,898
Stock Option Award	08/11/11	—	—	—	—	46,082	7.02	274,342
Stock Option Award	08/11/11	—	—	—	—	42,389	10.40	214,489
Annual Incentive Bonus	N/A	—	780,270	1,560,540	—	—	—	—

Ronald H. Cooper(e)
Stock Option Award	12/10/11	—	—	—	—	66,667	11.66	424,589
Annual Incentive Bonus	N/A	—	1,000,000	2,000,000	—	—	—	—

Jonathan D. Bevan(f)
Stock Option Award	02/21/11	—	—	—	—	64,000	15.06	546,061
Annual Incentive Bonus	N/A	—	424,951	849,902	—	—	—	—

(a)
In connection with the payment of a special cash dividend of $6.0832 on March 15, 2012 to Clear Channel Outdoor’s stockholders of record on March 12, 2012, Clear Channel Outdoor made the following anti-dilution adjustments to awards outstanding under Clear Channel Outdoor’s 2005 Stock Incentive Plan as of March 16, 2012 and March 26, 2012 (other than those awarded on March 26, 2012): (1) the exercise price of options with a per share exercise price of $7.75 or greater was adjusted downward by $6.09; (2) options with a per share exercise price of less than $7.75 were adjusted by (A) dividing the exercise price by the "Conversion Ratio" and (B) multiplying the number of shares of common stock subject to such award by the "Conversion Ratio" (where the "Conversion Ratio" was equal to 1.736, which was (x) the closing price of a share of Clear Channel Outdoor’s Class A common stock as of March 15, 2012 divided by (y) the opening price of a share of Clear Channel Outdoor’s Class A common stock on the ex dividend date, March 16, 2012); and (3) each award of restricted stock units was amended such that the number of restricted stock units subject to such award was increased to an amount equal to B+((AxB)/C), where A was equal to $6.09, B was equal to the number of restricted stock units underlying such award and C was equal to $8.27.  All other terms and conditions governing each such award remained unchanged.  The table above reflects the terms of each award granted during 2011, prior to such adjustments.

(b)
Reflects the full grant date fair value of time-vesting stock options awarded to the named executive officers in 2011, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.  With respect to Mr. Eccleshare, his August 11, 2011 awards in the table above reflect the amendment and restatement on August 11, 2011 of his outstanding stock options originally awarded on September 10, 2010 and 2009, as described below.  The grant date fair value shown above for those August 11, 2011 awards reflects the incremental fair value of the amended and restated awards.  For assumptions made in the valuation, see footnote (b) to the Summary Compensation Table above and Note 10-Shareholders’ Equity beginning on page C-62 of Appendix C.

(c)
Messrs. Mays and Casey were eligible to receive cash incentive awards from CC Media under the CC Media 2008 Annual Incentive Plan.  The amount shown for Mr. Mays reflects the allocated portion of a discretionary bonus award provided to him instead of a cash incentive award under the 2008 Annual Incentive Plan.  The amount shown for Mr. Casey reflects the allocated portion of his cash incentive award under the 2008 Annual Incentive Award based on the achievement of pre-established performance goals.

(d)
On February 21, 2011, Mr. Eccleshare was granted stock options to purchase 90,000 shares of Clear Channel Outdoor’s Class A common stock under the Clear Channel Outdoor 2005 Stock Incentive Plan.  The options vest in 25% increments annually, beginning on the first anniversary of the grant date.

On August 11, 2011, the Compensation Committee amended and restated Mr. Eccleshare’s Stock Option Agreement originally dated September 17, 2009.  Pursuant to the terms of the amended and restated agreement: (1) Mr. Eccleshare forfeited his rights under the original agreement to receive additional stock option awards on September 10, 2011 and September 10, 2012, with the number of shares subject to those future stock option awards based on a formula provided in the original agreement; (2) we agreed to grant Mr. Eccleshare, no later than March 31, 2012, a time-vesting stock option to purchase 90,000 shares of our Class A common stock; and (3) the performance-based vesting conditions applicable to Mr. Eccleshare’s stock options originally awarded on September 10, 2009 and September 10, 2010 (referred to in the original agreement as Option B and Option C, respectively) were replaced with time-vesting conditions such that one third of the then-remaining unvested shares subject to Option B would vest on the second, third and fourth anniversaries of the original grant date of Option B (at the original $7.02 per share exercise price) and one quarter of the shares then-subject to Option C would vest on the first, second, third and fourth anniversaries of the original grant date of Option C (at the original $10.40 per share exercise price).

For 2011, Mr. Eccleshare also was granted a cash incentive award under the 2006 Annual Incentive Plan based on the achievement of pre-established performance goals.  For discussion of his 2011 cash incentive award, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(e)
On December 10, 2011, pursuant to the terms of his employment agreement, Mr. Cooper was granted stock options to purchase 66,667 shares of Clear Channel Outdoor’s Class A common stock under the Clear Channel Outdoor 2005 Stock Incentive Plan.  The options would have vested in 25% increments annually, beginning on the first anniversary of the grant date; however, the options were cancelled upon Mr. Cooper’s February 7, 2012 termination of service with us.

Mr. Cooper also was granted a cash incentive award under the 2006 Annual Incentive Plan based on the achievement of pre-established performance goals.  Payment of such award was included as part of his severance.  For discussion of his 2011 cash incentive award, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(f)
On February 21, 2011, Mr. Bevan was granted stock options to purchase 64,000 shares of Clear Channel Outdoor’s Class A common stock under the Clear Channel Outdoor 2005 Stock Incentive Plan.  The options vest in 25% increments annually, beginning on the first anniversary of the grant date.

Mr. Bevan also was granted a cash incentive award under the 2006 Annual Incentive Plan based on the achievement of pre-established performance goals.  For discussion of his 2011 cash incentive award, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards of the named executive officers at December 31, 2011.  In connection with the payment of a special cash dividend of $6.0832 on March 15, 2012 to Clear Channel Outdoor’s stockholders of record on March 12, 2012, Clear Channel Outdoor made the following anti-dilution adjustments to awards outstanding under Clear Channel Outdoor’s 2005 Stock Incentive Plan as of March 16, 2012 and March 26, 2012 (other than those awarded on March 26, 2012): (1) the exercise price of options with a per share exercise price of $7.75 or greater was adjusted downward by $6.09; (2) options with a per share exercise price of less than $7.75 were adjusted by (A) dividing the exercise price by the "Conversion Ratio" and (B) multiplying the number of shares of common stock subject to such award by the "Conversion Ratio" (where the "Conversion Ratio" was equal to 1.736, which was (x) the closing price of a share of Clear Channel Outdoor’s Class A common stock as of March 15, 2012 divided by (y) the opening price of a share of Clear Channel Outdoor’s Class A common stock on the ex dividend date, March 16, 2012); and (3) each award of restricted stock units was amended such that the number of restricted stock units subject to such award was increased to an amount equal to B+((AxB)/C), where A was equal to $6.09, B was equal to the number of restricted stock units underlying such award and C was equal to $8.27.  All other terms and conditions governing each such award remained unchanged.  The table below reflects the terms of each award outstanding at December 31, 2011, prior to such adjustments.

Outstanding Equity Awards at December 31, 2011

Option Awards	Stock Awards
	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable		(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(a) ($)
Mark P. Mays	100,000	(b)	—		18.00	11/11/15	—		—
	50,000	(c)	—		29.03	05/23/17	—		—

Thomas W. Casey	—		—		—	—	—		—

Robert H. Walls, Jr.	—		—		—	—	—		—

C. William Eccleshare	70,721	(d)	46,082	(d)	7.02	09/10/19	—		—
	15,523	(e)	46,571	(e)	9.57	02/24/20	—		—
	15,895	(f)	47,688	(f)	10.40	09/10/20	—		—
	5,120	(g)	10,240	(g)	13.75	12/13/20	—		—
	—		90,000	(h)	15.06	02/21/21	—		—
	—		—		—	—	5,005	(i)	62,813

Ronald H. Cooper	150,000	(j)	150,000	(j)	9.03	12/10/19	—		—
	16,666	(k)	50,001	(k)	13.88	12/10/20	—		—
	—		66,667	(l)	11.66	12/10/21	75,000	(m)	941,250

Jonathan D. Bevan	13,175	(n)	—		17.89	01/12/12	—		—
	12,500	(o)	—		19.85	02/13/13	—		—
	26,500	(p)	—		29.03	05/23/17	—		—
	41,250	(q)	13,750	(q)	20.64	05/16/18	—		—
	30,960	(r)	30,961	(r)	5.28	02/06/19	—		—
	15,862	(s)	47,589	(s)	9.57	02/24/20	—		—
	—		64,000	(t)	15.06	02/21/21	—		—

(a)	This value is based upon the closing sale price of Clear Channel Outdoor’s Class A common stock on December 30, 2011 (the last trading day of the year) of $12.55.

(b)	These options vested on November 11, 2010.

(c)	These options vested on May 23, 2011.

(d)
Options to purchase 27,680 shares vested on September 10, 2010 and options to purchase 43,041 shares vested on September 10, 2011.  The remaining options will vest as follows: options to purchase 23,040 shares will vest on September 10, 2012 and options to purchase 23,042 shares will vest on September 10, 2013.

(e)	Options to purchase 15,523 shares vested on February 24, 2011. The remaining options will vest in three equal annual installments, beginning on February 24, 2012.

(f)	Options to purchase 15,895 shares vested on September 10, 2011. The remaining options will vest in three equal annual installments, beginning on September 10, 2012.

(g)	Options to purchase 5,120 shares vested on September 10, 2011. The remaining options will vest in two equal annual installments, beginning on September 10, 2012.

(h)	These options vest in four equal annual installments, beginning on February 21, 2012.

(i)
Unvested restricted stock unit awards representing 5,005 shares will vest as follows:  units representing 2,502 shares will vest on September 10, 2012 and units representing 2,503 shares will vest on September 10, 2013.

(j)	These options began vesting in four equal annual installments, beginning on December 10, 2010. Upon Mr. Cooper’s termination on February 7, 2012, all unvested options were cancelled.

(k)	These options began vesting in four equal annual installments, beginning on December 10, 2011. Upon Mr. Cooper’s termination on February 7, 2012, all unvested options were cancelled.

(l)	These options would have vested in four equal annual installments, beginning on December 10, 2012. Upon Mr. Cooper’s termination on February 7, 2012, all unvested options were cancelled.

(m)
Unvested restricted stock unit awards representing 75,000 shares would have vested in two equal annual installments, beginning on December 10, 2012.  Upon Mr. Cooper’s termination on February 7, 2012, all unvested restricted stock units were cancelled.

(n)	These options vested on January 12, 2010.

(o)	These options vested on February 13, 2011.

(p)	These options vested on May 23, 2011.

(q)	Options to purchase 41,250 shares vested in three equal annual installments, beginning on May 16, 2009. The remaining options will vest on May 16, 2012.

(r)
Options to purchase 30,960 shares vested in two equal annual installments, beginning on February 6, 2010.  The remaining options will vest in two equal annual installments, beginning on February 6, 2012.

(s)	Options to purchase 15,862 shares vested on February 24, 2011. The remaining options will vest in three equal annual installments, beginning on February 24, 2012.

(t)	These options vest in four equal annual installments, beginning on February 21, 2012.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information concerning option exercises by and stock vesting for the named executive officers during the year ended December 31, 2011.

Option Exercises and Stock Vested During 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(a) (#)	Value Realized on Vesting(b) ($)
Mark P. Mays	—	—	4,167	60,505
Thomas W. Casey	—	—	—	—
Robert H. Walls, Jr.	—	—	—	—
C. William Eccleshare	—	—	2,502	26,496
Ronald H. Cooper	—	—	37,500	437,250
Jonathan D. Bevan	—	—	3,772	55,301

(a)	Represents the gross number of shares acquired on vesting of restricted stock or restricted stock units, without taking into account any shares withheld to satisfy applicable tax obligations.

(b)
Represents the value of the vested restricted stock or restricted stock units, as applicable, calculated by multiplying (1) the number of vested shares of restricted stock or the number of vested restricted stock units, as applicable, by (2) the closing price on the vesting date or, if the vesting date is not a trading day, the previous trading day.

PENSION BENEFITS

The following table sets forth certain information concerning pension benefits for the named executive officers at December 31, 2011.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(a) ($)	Payments During Last Fiscal Year ($)
Mark P. Mays	—	—	—	—
Thomas W. Casey	—	—	—	—
Robert H. Walls, Jr.	—	—	—	—
C. William Eccleshare	—	—	—	—
Ronald H. Cooper	—	—	—	—
Jonathan D. Bevan(b)	Clear Channel Retirement Benefit Scheme	8	1,025,451	—

(a)
Amount reflects the actuarial present value of the accumulated benefit at December 31, 2011 based upon the following material assumptions: discount rate of 4.6% per annum; expected return on invested assets of 6.0% per annum; salary increases of 2.3% per annum; inflation of 2.8% per annum; post retirement pension increases of 3.1% per annum and post retirement mortality PA00 (Year of Birth) with medium cohort projections and a 1% minimum rate of improvement.

(b)
Mr. Bevan is a citizen and resident of the United Kingdom.  The present value of the accumulated benefit reported in this table for Mr. Bevan has been converted from British pounds to U.S. dollars using the exchange rate in effect at December 31, 2011 of £1 = $1.54902.

    Clear Channel Outdoor operates a pension plan (with defined benefit and defined contribution sections) for eligible employees based in the United Kingdom called the Clear Channel Retirement Benefit Scheme (the “Scheme”).  As of December 31, 2011, there were approximately 145 current employees paying into the defined benefit section.  In order to be eligible to participate in the defined benefit section, an employee must have joined Clear Channel Outdoor prior to March 1, 2002 and elected to participate prior to turning age 35.  Mr. Bevan is the only named executive officer that is a participant of the Scheme and the Scheme is the only material defined benefit pension plan operated by Clear Channel Outdoor.

    Mr. Bevan, age 40, joined the Scheme on December 1, 2003 and had accrued a total of 8 years and 1 month of pensionable service as of December 31, 2011.  As a member of the Scheme, Mr. Bevan currently contributes the lower of 12.8% of his “Pensionable Salary” and 19.2% of the notional earnings cap (described below) per month. “Pensionable Salary” is defined as base salary as of January 1 of each year, and does not include any bonuses, commissions or car allowance.  Clear Channel Outdoor contributes 21.1% of Mr. Bevan’s Pensionable Salary to the Scheme.  As reported in footnote (d) to the Summary Compensation Table, this amount equaled $89,665 in 2011.

    Under the Scheme, Mr. Bevan’s normal retirement age is 60 and provides a pension on retirement of 1/45 of “Final Pensionable Salary” for each year and complete month of pensionable service to Clear Channel Outdoor.  “Final Pensionable Salary” is defined as the Pensionable Salary on January 1, 2011 indexed by the UK Consumer Price Index to the date of retirement.  However, as Mr. Bevan’s Pensionable Salary exceeds the current notional earnings cap of £129,600 per annum, his benefits under the Scheme are likely to be restricted.  Assuming he remained in service until age 60, the maximum pension would be based on two-thirds of the notional earnings cap.

    Under the Scheme, Mr. Bevan could elect early retirement at any age after 55 (or earlier if in ill health), subject to Clear Channel Outdoor’s consent.  In this case, Mr. Bevan would receive a pension on retirement of 1/45th of his “Final Pensionable Salary,” less an early retirement reduction factor of 3% per annum simple for each year (and pro-rata for each month) for each of the first 5 years that his retirement date precedes his normal retirement date, and by 6% per annum simple (and pro-rata for each month) thereafter.  The actual level of pension would then be subject to a maximum of the amount calculated as actual service divided by potential service multiplied by two-thirds of the notional earnings cap.

    If Mr. Bevan’s pensionable service is terminated prior to being eligible for early retirement, then the following options would be available:

•
To leave his accrued benefits within the Scheme until normal retirement date.  His pension would increase broadly in line with increases in the UK Consumer Prices Index (to a maximum of 5% per annum) during the period of deferment.

•
To leave his accrued benefits within the Scheme, and then to apply for early retirement once he has reached age 55, or earlier if in ill-health.  The Scheme trustees’ consent would be required, and his pension would be subject to an actuarial reduction for early payment.  The reduction factor would be calculated by the actuary at the time of request and may be subject to further restriction by the Scheme’s rules.

•	To transfer the value of his accrued benefits to an alternative pension arrangement.

Where any pension is put into payment (from normal or early retirement) then the following would generally apply:

•	Mr. Bevan would be given the option of exchanging part of his annual pension for a one-off tax free cash sum. The amount available will depend on the circumstances at the time.
•	If Mr. Bevan predeceased any spouse, then a spouse’s pension of two-thirds his own pension (ignoring any amount exchanged for a lump sum) would continue for the remainder of her lifetime.
•	Any pension in payment would normally attract increases broadly in line with increases in the UK Retail Prices Index subject to a minimum of 3% and a maximum of 5% per annum.

NONQUALIFIED DEFERRED COMPENSATION PLANS

Clear Channel historically has maintained a nonqualified deferred compensation plan pursuant to which participants could make an annual election to defer up to 50% of their annual salary and up to 80% of their bonus before taxes.  Any matching credits on amounts would be made in Clear Channel’s sole discretion.  Participants in the plan could allocate their deferrals and any matching credits among different investment options, the performance of which would be used to determine the amounts to be paid to participants under the plan.

The committee that administers the nonqualified deferred compensation plan decided to suspend all salary and bonus deferral contributions and matching contributions for the 2010 plan year and all succeeding plan years until reinstated by such committee.  None of the named executive officers currently participates in the plan.

POTENTIAL POST-EMPLOYMENT PAYMENTS

The following narrative and table describe the potential payments or benefits upon termination, change in control or other post-employment scenarios for each of our named executive officers (other than Ronald H. Cooper), using an assumed December 31, 2011 trigger event for each scenario.  In the case of Mr. Cooper, the narrative and table describe the actual payments and benefits provided in connection with his February 7, 2012 termination of service.

As described below under “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement,” Clear Channel, our indirect parent entity, makes available to us, and we are obligated to use, the services of certain executive officers of Clear Channel and a portion of their salary and other personnel costs are allocated to us in recognition of their services provided to us.  Thomas W. Casey and Robert H. Walls, Jr. have employment agreements with Clear Channel or its subsidiaries.  The provisions of their respective agreements are described below to the extent that amounts payable thereunder would be allocated to us under the Corporate Services Agreement upon termination, change in control or other post-employment scenario.

Mark P. Mays

Mark P. Mays ceased serving as our Chief Executive Officer on March 31, 2011.  Accordingly, amounts payable under his employment agreement with CC Media will not be allocated to us under the Corporate Services Agreement upon termination, change in control or other post-employment scenario.  Clear Channel Outdoor does not have any separate compensation arrangements with Mr. Mays, other than the award agreements with respect to his outstanding Clear Channel Outdoor equity awards, all of which vested prior to December 31, 2011.  Accordingly, Mr. Mays will not receive any additional payments or benefits from Clear Channel Outdoor upon termination, change in control or other post-employment scenario.

Thomas W. Casey

Termination by Clear Channel for Cause or by Mr. Casey without Good Reason.  Mr. Casey’s employment agreement provides for the following payments and benefits upon termination by Clear Channel for “Cause” or by Mr. Casey without “Good Reason.”

Under the agreement, “Cause” is defined as Mr. Casey’s: (1) willful and continued failure to perform substantially his duties (other than due to disability or following his notice to us of termination for Good Reason), after a demand for substantial performance is delivered by the Board or the Compensation Committee specifically identifying the manner in which he has not performed; (2) willful and material misconduct that causes material and demonstrable injury, monetarily or otherwise, to Clear Channel; (3) willful disregard or violation of published company policies and procedures or codes of ethics; (4) fraud, dishonesty, breach of fiduciary duty, misappropriation, embezzlement or gross misfeasance of duty; or (5) conviction of, or plea of guilty or nolo contendere to, a felony or other crime involving moral turpitude.  In the case of (1), (2) or (3), unless the action by its nature is not curable or is a recurrence of a previously cured act with respect to which Mr. Casey has previously been provided notice, those acts will not constitute Cause unless the Board provides Mr. Casey with notice specifying (a) the conduct qualifying for Cause, (b) reasonable action that would remedy it and (c) a reasonable time (not less than 30 days) within which Mr. Casey can take the remedial action, and Mr. Casey fails to take the remedial action within the specified time.

The term “Good Reason” includes, subject to certain exceptions: (1) Clear Channel’s repeated failure to comply with a material term of the agreement after written notice from Mr. Casey specifying the failure; (2) a substantial and unusual increase in responsibilities and authority without an offer of additional reasonable compensation; or (3) a substantial and unusual reduction in responsibilities or authority.  To terminate for Good Reason, Mr. Casey must provide Clear Channel with 30 days notice, after which Clear Channel has 30 days to cure.

If Mr. Casey is terminated for Cause, he will receive a lump-sum cash payment equal to his accrued but unpaid base salary through the date of termination.  If Mr. Casey resigns without Good Reason, he will receive his base salary for the 90-day notice period and any accrued but unpaid base salary and prior year bonus.

Termination by Clear Channel without Cause, by Mr. Casey for Good Reason or Upon Change in Control.  If Mr. Casey is terminated by Clear Channel without Cause or if Mr. Casey resigns for Good Reason: (1) he will receive a lump-sum cash payment equal to his accrued but unpaid base salary through the date of termination; (2) provided he signs and returns a release of claims in the time period required, he will receive (a) a lump sum cash payment equal to any earned but unpaid bonus with respect to the year prior to his termination, (b) a prorated annual bonus with respect to the days he was employed in the year that includes the termination, calculated as if he had remained employed through the normal payment date, had 100% of his bonus opportunity been based on Clear Channel’s financial performance criteria and based on Clear Channel’s actual performance against those criteria as of the end of the performance period, (c) an “equity value preservation payment” equal to $2,500,000 for a termination that occurs in 2011 (with amounts varying for terminations occurring in other years), and (d) a severance payment paid over 18 months in an amount equal to 1.5 times the sum of (i) his annual base salary at the termination date and (ii) his target bonus for the year that includes the termination.  However, if Mr. Casey violates the non-compete provisions of his agreement during the 18-month period above, Clear Channel may cease the severance payment referred to in (d) above.

Mr. Casey’s employment agreement does not provide for payments or benefits upon a change in control.  Accordingly, if he is terminated without Cause after a change in control, Mr. Casey will be entitled to the benefits described for a termination without Cause.

Termination due to Disability.  If Mr. Casey is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period, Clear Channel may terminate his employment.  If Mr. Casey’s employment is terminated: (1) he will receive a lump-sum cash payment equal to his accrued but unpaid base salary through the date of termination; (2) provided he signs and returns a release of claims in the time period required, he will receive (a) a lump sum cash payment equal to any earned but unpaid bonus with respect to the year prior to his termination and (b) a prorated annual bonus with respect to the days he was employed in the year that includes the termination, calculated as if he had remained employed through the normal payment date, had 100% of his bonus opportunity been based on Clear Channel’s financial performance criteria and based on Clear Channel’s actual performance against those criteria as of the end of the performance period.

Termination due to Death.  If Mr. Casey’s employment is terminated by his death, Clear Channel will pay in a lump sum to his designee or, if no designee, to his estate, his accrued but unpaid base salary and any earned but unpaid bonus with respect to the year prior to the termination.

Robert H. Walls, Jr.

Mr. Walls served in our Office of the Chief Executive Officer from March 31, 2011 through December 31, 2011.  With the exception of a pro rata portion of the discretionary bonus that Mr. Walls’ received in recognition of his service in our Office of the Chief Executive Officer during 2011, amounts payable under Mr. Walls’ employment agreement with CCMS will not be allocated to us under the Corporate Services Agreement upon termination, change in control or other post-employment scenario.

In the following termination scenarios, Mr. Walls will be entitled to receive from CCMS (among other payments and benefits from CCMS), a prorated annual bonus with respect to the days he was employed in the year that includes the termination:

•	Termination by CCMS without Cause (including termination after a change in control);
•	Termination by Mr. Walls for Good Cause;
•	Termination due to disability if Mr. Walls is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period; or
•	Termination due to death.

Accordingly, in the termination scenarios described above, a the pro rata portion of Mr. Walls’ discretionary bonus with respect to his service in our Office of the Chief Executive Officer will be allocated to us under the Corporate Services Agreement.  That allocated amount is reflected in the Post-Employment Table below.

Under Mr. Walls’ agreement, “Cause” is defined as Mr. Walls’: (1) willful and material misconduct that causes material and demonstrable injury, monetarily or otherwise, to CCMS or its affiliates; (2) willful and material nonperformance of his duties (other than due to disability), willful and material failure to follow lawful directives consistent with his obligations under the agreement or other willful and material breach of the agreement, in each case after written notice specifying the failure; (3) conviction of, or plea of nolo contendere to, a felony or misdemeanor involving moral turpitude; or (4) fraud, embezzlement, theft or other act of dishonesty that causes material and demonstrable injury, monetarily or otherwise, to CCMS or its affiliates. In the case of (1) or (2), unless the action by its nature is not curable or is a recurrence of a previously cured act with respect to which Mr. Walls has previously been provided notice, those acts will not constitute Cause unless Mr. Walls is provided with ten days to cure after written notice and has an opportunity to address the Board upon his written request during the cure period.

Under Mr. Walls’ agreement, the term “Good Cause” includes, subject to certain exceptions: (1) CCMS’ material breach of the agreement after written notice from Mr. Walls specifying the alleged failure; (2) a material diminution in Mr. Walls’ base compensation; (3) a material diminution in his authority, duties or responsibilities; (4) a material diminution in the authority, duties or responsibilities of the Chief Executive Officer; or (5) a change in the place of Mr. Walls’ performance of more than 50 miles. To terminate for Good Cause, Mr. Walls must provide CCMS with 30 days notice, after which CCMS has 30 days to cure.

To the extent that any of the payments and benefits under the agreement or otherwise would be subject to an excise tax under Section 4999 of the Code, then the payments will be payable either in full or as to such lesser amounts as would result in no portion of the payments being subject to an excise tax, whichever amount results in Mr. Walls’ receiving the greatest after-tax amount.

In March 2012, we awarded Mr. Walls restricted stock units.  His unvested restricted stock units will vest if his employment terminates after the grant date due to death or if a change in control occurs after the grant date.  If his employment terminates after the grant date due to disability or retirement, his unvested restricted stock units will continue to vest as if he were employed.

C. William Eccleshare

August 31, 2009 Contract of Employment.  Under Mr. Eccleshare’s Contract of Employment dated August 31, 2009, Clear Channel Outdoor Ltd. (“CCI”) may terminate his employment by providing not less than 12 months written notice and Mr. Eccleshare may resign by providing not less than 6 months written notice.  CCI will continue to pay Mr. Eccleshare’s normal compensation during the notice period and a pro rata bonus for the portion of the year through the date of termination.  The bonus will be calculated at year-end based on actual audited results.  If CCI terminates Mr. Eccleshare’s employment for a serious breach of any material and fundamental terms of his employment agreement or for any gross misconduct by him, CCI will not be obligated to make any further payments to Mr. Eccleshare other than his accrued but unpaid compensation and untaken holiday entitlement through the date of termination.

If Mr. Eccleshare is terminated due to his death, all of his issued stock options will vest and continue to be exercisable for the shorter of one-year or the remainder of the original 10-year term and his unvested restricted stock units will vest.  If he is terminated due to his disability or Retirement (resignation from employment when the sum of his full years of age and full years of service equals at least 70, and he is at least 60 years of age with five full years of service at the time), all of his issued options will continue to vest for the shorter of five years or the remainder of their original 10-year terms, and any unvested restricted stock units will continue to vest as if he were employed.  If Mr. Eccleshare is terminated for Cause, all of his stock options will be cancelled and his unvested restricted stock units will be forfeited.  Upon a change in control, all issued stock options and any unvested restricted stock units will vest.  If CCI is divested before August 31, 2012, Mr. Eccleshare will have the option to instead receive a value of $1,200,000 for his stock options subject to his Amended and Restated Stock Option Agreement dated August 11, 2011. In all other termination situations, any vested options will remain exercisable for three months and any unvested options and unvested restricted stock units will be forfeited.

New Employment Agreement.  On January 24, 2012, Mr. Eccleshare was promoted to serve as Chief Executive Officer of Clear Channel Outdoor, overseeing both our Americas and International divisions.  In connection with his promotion, we have been negotiating the New Employment Agreement to replace his existing employment agreement.  Although the New Employment Agreement is still being finalized, the description below summarizes how we anticipate that the various termination scenarios would be treated for a termination occurring after the New Employment Agreement is finalized.

In connection with Mr. Eccleshare’s relocation to New York City, we will reimburse Mr. Eccleshare for certain expenses associated with his relocation to New York City.  If Mr. Eccleshare’s employment is terminated without Cause (to be defined in the New Employment Agreement) or if Mr. Eccleshare terminates his employment for Good Reason (to be defined in the New Employment Agreement), we will reimburse Mr. Eccleshare for reasonable relocation expenses from New York to London.  However, no relocation reimbursement will be provided if: (1) Mr. Eccleshare’s employment is terminated for Cause; (2) Mr. Eccleshare resigns without Good Reason; or (3) Mr. Eccleshare violates any of the restrictive covenants to be contained in the New Employment Agreement.

Contingent upon Mr. Eccleshare’s compliance with the restrictive covenants to be contained in the New Employment Agreement, if Mr. Eccleshare’s employment is terminated by us without Cause or by Mr. Eccleshare for Good Reason, we will pay Mr. Eccleshare severance in an amount equal to 120% of his then-applicable annual base salary plus 100% of his then-applicable target bonus for the year in which the termination occurs, with such amount to be paid in equal ratable installments over the 12-month period after such termination.  If Mr. Eccleshare’s employment is terminated due to his death or disability, Mr. Eccleshare (or his estate) will receive a pro rata portion of his actual bonus earned for the year of termination, with such amount to be paid at the time bonuses are required to be paid.  Except in the case of death, Mr. Eccleshare also would be required to execute and deliver a general release as a condition to receiving the benefits described above.

In addition to the outstanding and future equity awards provided for in Mr. Eccleshare’s Amended and Restated Stock Option Agreement dated August 11, 2011, in connection with his promotion, we agreed that Mr. Eccleshare would be awarded (contingent upon Compensation Committee approval) restricted stock units having a value of $4,000,000 based on the closing price of our Class A common stock.  Any unvested portion of the restricted stock unit award will: (1) vest upon a Change in Control (to be defined in the New Employment Agreement); (2) vest if Mr. Eccleshare’s employment is terminated by us for a reason other than Cause or if Mr. Eccleshare terminates his employment for Good Reason; and (3) terminate upon any other termination of Mr. Eccleshare’s employment.  The Compensation Committee approved the terms of the restricted stock unit award on March 26, 2012 but the award will not be effective until the New Employment Agreement is finalized and signed by all parties.

Ronald H. Cooper

In January 2012, we and Ronald H. Cooper entered into a Severance Agreement and General Release (the “Agreement”), pursuant to which his service as our Chief Executive Officer—Americas terminated on February 7, 2012.  Pursuant to the Agreement: (1) Mr. Cooper received a lump sum cash payment in the aggregate amount of $2,547,600 (the “Severance Payment”) in exchange for the Agreement and his release of claims, $381,500 of which represented payment of his bonus earned with respect to 2011; and (2) Mr. Cooper agreed to comply with the nondisclosure, non-hire, non-interference, non-competition, violation of post-employment covenants during non-compete period, ownership of materials, litigation and regulatory cooperation, dispute resolution and confidentiality provisions (collectively, the “Post-Employment Covenants”) of his employment agreement with us dated December 10, 2009 (the “2009 Employment Agreement”).  If Mr. Cooper violates any Post-Employment Covenant during any non-compete period, Mr. Cooper will forfeit any right to the pro-rata portion of the Severance Payment, calculated as provided in the 2009 Employment Agreement.  In addition, pursuant to the Agreement: (1) Mr. Cooper’s unvested options to purchase shares of our Class A common stock terminated upon his termination of employment and his vested options to purchase shares of our Class A common stock remain exercisable for 90 days after his termination of employment; (2) Mr. Cooper’s unvested restricted stock units with respect to our Class A common stock were forfeited upon his termination of employment; and (3) Mr. Cooper’s unvested options to purchase shares of the Class A common stock of CC Media terminated upon the termination of his employment and his vested options to purchase shares of CC Media’s Class A common stock remain exercisable for 90 days after his termination of employment.  For no less than 60 days after his termination of employment, Mr. Cooper agreed to assist with the transition of functions related to his position with us.

Jonathan D. Bevan

Under Mr. Bevan’s employment agreement, CCI may terminate employment by providing not less than 12 months written notice and Mr. Bevan may resign by providing not less than 6 months written notice.  CCI will continue to pay Mr. Bevan’s normal compensation during the notice period and a prorata bonus for the portion of the year through the date of termination.  The bonus will be calculated at year-end based on actual audited results.  In addition, if Mr. Bevan’s employment is terminated due to disability, Mr. Bevan will be entitled to payments from an insurer under the Prolonged Disability Scheme applicable to eligible U.K. employees who participate in the Clear Channel Retirement Benefit Scheme.  The amount of the payments will be determined after medical assessment by the insurer, and will be subject to continued regular assessments by the insurer.  If Mr. Bevan’s employment is terminated due to his death, his beneficiaries or estate will receive four times Mr. Bevan’s base salary under the death-in-service insurance applicable to eligible U.K. employees who participate in the Clear Channel Retirement Benefit Scheme.

If Mr. Bevan is terminated due to his death, all of his stock options will vest and continue to be exercisable for the shorter of one-year or the remainder of the original 10-year term.  If he is terminated due to his disability or Retirement (resignation from employment when the sum of his full years of age and full years of service equals at least 70, and he is at least 60 years of age with five full years of service at the time), all of his options will continue to vest for the shorter of five years or the remainder of their original 10-year terms.  If Mr. Bevan is terminated for Cause, all of his stock options will be cancelled.  Upon a change in control, all stock options will vest.  In all other termination situations, any vested options will remain exercisable for three months and any unvested options will be forfeited.

Post-Employment Table

With respect to Ronald H. Cooper, the following table reflects the actual payments to Mr. Cooper in connection with his February 7, 2012 termination of service.  With respect to all other named executive officers, the following table describes the potential payments or benefits upon termination, other post-employment scenarios or change in control for each of those named executive officers.  The amounts in the table below show only the value of amounts payable or benefits due to enhancements in connection with each scenario, and do not reflect amounts otherwise payable or benefits otherwise due as a result of employment.  In addition, the table does not include amounts payable pursuant to plans that are available generally to all salaried employees. The actual amounts to be paid out can only be determined at the time of such change in control or such executive officer’s termination of service.

Potential Payments Upon Termination or Change in Control(a)

Name	Benefit	Termination with “Cause”		Termination without “Cause”		Termination due to “Disability”		Termination due to Death		Retirement or Resignation		“Change in Control”
Mark P. Mays(b)	TOTAL	—		—		—		—		—		—

Thomas W. Casey(c)	Cash payment	—		$2,224,668	(d)	$228,481	(e)	—		$72,031	(f)	—
	TOTAL	—		$2,224,668		$228,481		—		$72,031		—

Robert H. Walls, Jr.(c)	Cash payment	—		$148,250		$148,250		$148,250		—		—
	TOTAL	—		$148,250		$148,250		$148,250		—		—

C. William Eccleshare(g)	Cash payment	$888,821	(h)	$1,642,539	(i)	—		—		$1,265,680	(i)	—
	Value of Benefits(j)	—		138,922		—		—		69,462		—
	Vesting of equity awards(k)	—		—		—		$558,957		—		$558,957
	TOTAL	$888,821		$1,781,461		—		$558,957		$1,335,142		$558,957

Ronald H. Cooper	Cash payment	—		—		—		—		$2,547,600	(l)	—
	TOTAL	—		—		—		—		$2,547,600		—

Jonathan D. Bevan(g)	Cash payment	$879,578	(i)	$879,578	(i)	—	(m)	$1,641,961	(n)	$674,333	(i)	—
	Value of Benefits(j)	121,398		121,398		—		—		60,699		—
	Vesting of equity awards(k)	—		—		—		366,902		—		$366,902
	TOTAL	$1,000,976		$1,000,976		—		$2,008,863		$735,032		$366,902

(a)	Amounts reflected in the table were calculated assuming the triggering event occurred on December 31, 2011 or, in the case of Mr. Cooper, his actual February 7, 2012 termination date.

(b)
Mr. Mays ceased serving as our Chief Executive Officer on March 31, 2011.  Clear Channel Outdoor does not have any separate compensation arrangements with Mr. Mays, other than the award agreements with respect to his outstanding Clear Channel Outdoor equity awards, all of which vested prior to December 31, 2011.  Accordingly, Mr. Mays will not receive any additional payments or benefits from Clear Channel Outdoor upon termination, change in control or other post-employment scenario.

(c)
Amounts reflected in the table represent Clear Channel Outdoor’s portion of post-employment payments for Messrs. Casey and Walls.  Pursuant to the Corporate Services Agreement, a percentage of payments made to Mr. Casey upon termination or a change in control, other than payments with respect to the vesting of any CC Media equity awards, will be allocated to Clear Channel Outdoor.  With respect to Mr. Walls, in certain termination scenarios a pro rata portion of his discretionary bonus in recognition of his service in the Office of the Chief Executive Officer during 2011 will be allocated to Clear Channel Outdoor.  For 2011, this allocation is based on Clear Channel Outdoor’s 2010 OIBDAN as a percentage of Clear Channel’s 2010 OIBDAN.  For a further discussion of the Corporate Services Agreement, please refer to “Certain Relationships and Related Party Transactions—CC Media Holdings, Inc.—Corporate Services Agreement.”

(d)
Represents the allocated portion of (1) 1.5 times the sum of Mr. Casey’s base salary at termination and annual bonus target for the year ended December 31, 2011, (2) $2,500,000 payable for equity value preservation and (3) a prorated annual bonus for the year ended December 31, 2011 based on Clear Channel’s performance pursuant to Mr. Casey’s employment agreement.

(e)	Represents the allocated portion of the prorated annual bonus for the year ended December 31, 2011 for Mr. Casey based on Clear Channel’s performance pursuant to his employment agreement.

(f)	Represents the allocated portion of base salary during the required 90 day notice period under Mr. Casey’s employment agreement.

(g)
Messrs. Eccleshare and Bevan are citizens and residents of the United Kingdom.  The amounts presented in this table for Messrs. Eccleshare and Bevan have been converted from British pounds to U.S. dollars using the exchange rate in effect at December 31, 2011 of £1 = $1.54902.  The amounts reflected for Mr. Bevan do not include amounts payable to him under the Clear Channel Retirement Benefit Scheme because those are disclosed in the Pension Benefits table above.

(h)	Represents a prorated annual bonus for the year ended December 31, 2011 pursuant to Mr. Eccleshare’s employment agreement.

(i)
Represents the continuation of salary during the notice period required in each termination scenario (12 months in the case of termination of Mr. Bevan by the Company with cause, 12 months in the case of termination of Messrs. Eccleshare or Bevan without cause and 6 months in the case of retirement or resignation by Messrs. Eccleshare or Bevan) and a prorated annual bonus for the year ended December 31, 2011 in each case, pursuant to the respective employment agreements for Messrs. Eccleshare and Bevan.

(j)
The values associated with the continued provision of health benefits are based on the 2012 premiums for medical insurance multiplied by the amount of time the executive is entitled to those benefits pursuant to his employment agreement.  For Messrs. Eccleshare and Bevan, the amounts also include pension contributions (or payments in lieu thereof) and car allowances for the amount of time they are entitled to those benefits pursuant to their respective employment agreements.

(k)
Amounts reflect the value of unvested Clear Channel Outdoor equity awards held by the respective named executive officers on December 31, 2011 that are subject to accelerated vesting.  This value is based upon the closing sale price of Clear Channel’s Outdoor’s Class A common stock on December 30, 2011 (the last trading day of the year) of $12.55, but it excludes stock options where the exercise price exceeds the closing sale price of Clear Channel Outdoor’s Class A common stock on December 30, 2011.  The value of vested equity awards is not included in this table.

(l)	Represents the actual severance paid to Mr. Cooper in connection with his February 7, 2012 termination of service.

(m)
If Mr. Bevan’s employment terminates due to disability, Mr. Bevan is entitled to payments from an insurer under the Prolonged Disability Scheme applicable to eligible United Kingdom employees who participate in the Clear Channel Retirement Benefit Scheme.  The amount of the payments will be determined after medical assessment by the insurer, and will be subject to continued regular assessments by the insurer.

(n)
Represents four times Mr. Bevan’s base salary, which he is entitled to receive under the death-in-service insurance applicable to eligible United Kingdom employees who participate in the Clear Channel Retirement Benefit Scheme.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

In consultation with the Compensation Committee, management conducted an assessment of whether Clear Channel Outdoor’s compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our named executive officers.  This assessment included discussions with members of the corporate Human Resources, Legal, Finance and Internal Audit departments, as well as personnel in the business units, and a review of corporate and operational compensation arrangements.  The assessment analyzed the risk characteristics of our business and the design and structure of our incentive plans and policies.  Although a significant portion of our executive compensation program is performance-based, the Compensation Committee has focused on aligning Clear Channel Outdoor’s compensation policies with the long-term interests of Clear Channel Outdoor and avoiding rewards or incentive structures that could create unnecessary risks to Clear Channel Outdoor.

Management reported its findings to the Compensation Committee, which agreed with management's assessment that our plans and policies do not encourage excessive or inappropriate risk taking and determined such policies or practices are not reasonably likely to have a material adverse effect on Clear Channel Outdoor.

DIRECTOR COMPENSATION

Only our independent directors are compensated for serving as directors of Clear Channel Outdoor.  As a result, only Messrs. Jacobs, Shepherd, Temple and Tremblay and Ms. Shields were compensated for their service as directors of Clear Channel Outdoor during 2011.  The following table contains information about our independent directors’ 2011 compensation.  For information regarding service as directors of our majority-owned subsidiary, Clear Media Limited, see footnote (g) to the Summary Compensation Table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards(a) ($)	Total ($)
James C. Carlisle	—	—	—
Margaret W. Covell	—	—	—
Blair E. Hendrix	—	—	—
Douglas L. Jacobs	93,000	82,412	175,412
Daniel G. Jones	—	—	—
Mark P. Mays(b)	—	—	—
Randall T. Mays(b)	—	—	—
Robert W. Pittman(b)	—	—	—
Thomas R. Shepherd	41,250	82,175	123,425
Marsha M. Shields	31,500	134,568	166,068
Christopher M. Temple	47,250	82,175	129,425
Dale W. Tremblay	88,000	82,412	170,412
Scott R. Wells	—	—	—

(a)
Amounts in the Option Awards column reflect the full grant date fair value of stock options awarded under our 2005 Stock Incentive Plan during 2011, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.  Messrs. Jacobs and Tremblay and Ms. Shields received an annual stock option award on March 1, 2011.  Messrs. Shepherd and Temple received stock option awards on May 16, 2011, upon their election to the Board.

The fair value of each stock option awarded in 2011 was estimated, based on several assumptions, on the date of grant using a Black Scholes option valuation model.  The fair value and assumptions used for the stock option awards are shown below:

	March 1, 2011	May 16, 2011
Fair value per share of options granted	$8.24	$8.22
Fair value assumptions:
Expected volatility	57.35%	57.35%
Expected life, in years	6.3	6.3
Risk-free interest rate	2.56%	2.29%
Dividend yield	0.00%	0.00%

Upon her cessation as a director on May 16, 2011, the vesting of Ms. Shields’ outstanding stock option and restricted stock awards was accelerated.  There was no incremental fair value associated with her outstanding restricted stock awards, the vesting of which was accelerated upon her cessation as a director on May 16, 2011, based on the closing price of our Class A common stock on that date.  The amount shown in the Option Awards column for Ms. Shields reflects the grant date fair value of her March 1, 2011 stock option award, as described above, as well as the incremental fair value of all of her outstanding stock option awards, the vesting of which was accelerated on May 16, 2011 when she ceased serving as a director.  The incremental fair value and the assumptions used for Ms. Shields’ modified stock option awards are shown below:

	May 23, 2007	May 16, 2008	February 6, 2009	February 24, 2010	July 19, 2010	March 1, 2011
Fair value per share of options granted	$2.90	$4.72	$10.47	$8.60	$8.62	$7.32
Fair value assumptions:
Expected volatility	57.35%	57.35%	57.35%	57.35%	57.35%	57.35%
Expected life, in years	3.0	3.5	3.9	4.4	4.6	4.9
Risk-free interest rate	0.98%	1.19%	1.40%	1.64%	1.64%	1.87%
Dividend yield	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

For further discussion of the assumptions made in valuation, see also Note 10-Shareholders’ Equity beginning on page C-62 of Appendix C.

As of December 31, 2011, there were stock options (awarded to our independent directors in 2011 and prior thereto) with respect to an aggregate of 151,250 shares of our Class A common stock outstanding under our 2005 Stock Incentive Plan and there were no unvested shares of restricted stock outstanding under our 2005 Stock Incentive Plan.

(b)
Mark P. Mays and Robert W. Pittman served as officers of Clear Channel Outdoor, Clear Channel and CC Media, and Randall T. Mays served as an officer of Clear Channel and CC Media, during 2011.  They do not receive any additional compensation for their service on our Board.  Mark P. Mays served as our Chief Executive Officer until March 31, 2011 and his compensation for such service to Clear Channel Outdoor is included in the Summary Compensation Table above.

Messrs. Jacobs, Shepherd, Temple and Tremblay and Ms. Shields all served as our independent directors during 2011.  Messrs. Shepherd and Temple joined our Board on May 16, 2011, replacing Mr. Randall T. Mays and Ms. Shields.  The Board’s compensation structure for our independent directors consists of the following components: (1) an annual cash retainer; (2) an additional cash payment for each Board meeting attended; (3) an additional cash payment for each committee meeting attended; and (4) an additional annual cash retainer for the chairpersons of the Audit Committee and the Compensation Committee, as set forth in the table below.  We also may grant stock options or other stock-based awards to the independent directors as provided below, and the independent directors may elect to receive their fees in the form of shares of our common stock.  None of the independent directors made this election during 2011. Directors also are reimbursed for their expenses associated with their service as directors of Clear Channel Outdoor.

Annual cash retainer	$45,000
Additional cash payment per Board meeting attended	$1,500
Additional cash payment per committee meeting attended	$1,500
Additional annual cash retainer for Audit Committee chairperson	$15,000
Additional annual cash retainer for Compensation Committee chairperson	$10,000
Annual stock option award	Up to 10,000 shares

In 2011, Messrs. Jacobs and Tremblay and Ms. Shields were each granted 10,000 stock options on March 1, 2011.  Messrs. Shepherd and Temple were each granted 10,000 stock options on May 16, 2011, upon joining the Board.  All of the stock option awards vest in four equal annual installments, beginning on the first anniversary of the date of grant.  As described above, upon her cessation as a director in May 2011, the vesting of Ms. Shields’ outstanding stock options and restricted stock awards was accelerated.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Clear Channel Outdoor’s directors, executive officers and beneficial owners of more than 10% of any class of equity securities of Clear Channel Outdoor to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required to furnish Clear Channel Outdoor with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2011 and through the date of this proxy statement, and any written representations from reporting persons that no Form 5 is required, we have determined that all such Section 16(a) filing requirements were satisfied, except for: one late Form 3 with respect to one transaction for CC Media and its subsidiaries Clear Channel Capital I, LLC and Clear Channel Capital II, LLC; one late Form 4 with respect to one transaction for CC Media and its subsidiaries Clear Channel Capital I, LLC, Clear Channel Capital II, LLC, Clear Channel and Clear Channel Holdings, Inc.; and one late Form 4 for Franklin G. Sisson, Jr. with respect to one transaction.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

There were no “interlocks” among any of the directors who served as members of our Compensation Committee and any of our executive officers during 2011 and as of the date of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CC MEDIA HOLDINGS, INC.

We are an indirect subsidiary of CC Media.  As of December 31, 2011, CC Media, through its wholly owned subsidiaries, owned all of our outstanding shares of Class B common stock and 1,553,971 of our outstanding shares of Class A common stock, collectively representing approximately 89% of the outstanding shares of our common stock and approximately 99% of the total voting power of our common stock.  Each share of our Class B common stock is convertible while owned by CC Media or any of its affiliates (excluding us and our subsidiaries) at the option of the holder thereof into one share of Class A common stock.  The agreements between us and CC Media do not prohibit it from selling, spinning off, splitting off or otherwise disposing of any shares of our common stock.

Each of Blair E. Hendrix, Mark P. Mays and Robert W. Pittman, three of our current directors, is a director of CC Media and Clear Channel.  In addition, Thomas W. Casey, C. William Eccleshare, Scott D. Hamilton, Robert W. Pittman and Robert H. Walls, Jr. serve as executive officers of Clear Channel Outdoor, CC Media and Clear Channel.  Mark P. Mays also served as our Chief Executive Officer and as President and Chief Executive Officer of CC Media and Clear Channel until March 31, 2011 and remains Chairman and an employee of CC Media and Clear Channel.  Blair E. Hendrix and Scott R. Wells, two of our current directors, are employed as a managing director and operating partner, respectively, of Bain Capital.  James C. Carlisle and Daniel G. Jones, two of our current directors, are employed as a managing director and director, respectively, of THL.  Entities controlled by Bain Capital and THL hold all of the shares of CC Media’s Class B common stock and CC Media’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of CC Media.

We have entered into a number of agreements with certain subsidiaries of CC Media setting forth various matters governing our relationship with CC Media and Clear Channel, referred to collectively in this section as “Clear Channel.”  These agreements provide for, among other things, the allocation of employee benefit, tax and other liabilities and obligations attributable to our operations.

Set forth below are descriptions of certain agreements, relationships and transactions we have with Clear Channel.

Master Agreement

We have entered into a master agreement (the “Master Agreement”) with Clear Channel.  Among other things, the Master Agreement sets forth agreements governing our relationship with Clear Channel.

Auditors and Audits; Annual Financial Statements and Accounting.  We have agreed that, for so long as Clear Channel is required to consolidate our results of operations and financial position or account for its investment in our company under the equity method of accounting, we will maintain a fiscal year end and accounting periods the same as Clear Channel, conform our financial presentation with that of Clear Channel and we will not change our independent auditors without Clear Channel’s prior written consent (which will not be unreasonably withheld), and we will use commercially reasonable efforts to enable our independent auditors to complete their audit of our financial statements in a timely manner so as to permit timely filing of Clear Channel’s financial statements. We have also agreed to provide to Clear Channel all information required for Clear Channel to meet its schedule for the filing and distribution of its financial statements and to make available to Clear Channel and its independent auditors all documents necessary for the annual audit of our company as well as access to the responsible personnel so that Clear Channel and its independent auditors may conduct their audits relating to our financial statements. We provide Clear Channel with financial reports, financial statements, budgets, projections, press releases and other financial data and information with respect to our business, properties and financial positions. We have also agreed to adhere to certain specified disclosure controls and procedures and Clear Channel accounting policies and to notify and consult with Clear Channel regarding any changes to our accounting principles and estimates used in the preparation of our financial statements, and any deficiencies in, or violations of law in connection with, our internal control over financial reporting and certain fraudulent conduct and other violations of law.

Exchange of Other Information.  The Master Agreement also provides for other arrangements with respect to the mutual sharing of information between Clear Channel and us in order to comply with reporting, filing, audit or tax requirements, for use in judicial proceedings, and in order to comply with our respective obligations after the separation. We have also agreed to provide mutual access to historical records relating to the other’s businesses that may be in our possession.

Indemnification.  We have agreed to indemnify, hold harmless and defend Clear Channel, each of its affiliates (excluding us and our subsidiaries) and each of their respective directors, officers and employees, on an after-tax basis, from and against all liabilities relating to, arising out of or resulting from:

•
the failure by us or any of our affiliates or any other person or entity to pay, perform or otherwise promptly discharge any liabilities or contractual obligations associated with our businesses, whether arising before or after the separation;

•	the operations, liabilities and contractual obligations of our business;
•	any guarantee, indemnification obligation, surety bond or other credit support arrangement by Clear Channel or any of its affiliates for our benefit;
•	any breach by us or any of our affiliates of the Master Agreement or our other agreements with Clear Channel or our amended and restated certificate of incorporation or bylaws; and
•
any untrue statement of, or omission to state, a material fact in Clear Channel’s public filings to the extent the statement or omission was as a result of information that we furnished to Clear Channel or that Clear Channel incorporated by reference from our public filings, if the statement or omission was made or occurred after November 16, 2005.

Clear Channel has agreed to indemnify, hold harmless and defend us, each of our subsidiaries and each of our and our subsidiaries’ respective directors, officers and employees, on an after-tax basis, from and against all liabilities relating to, arising out of or resulting from:

•
the failure of Clear Channel or any of its affiliates or any other person or entity to pay, perform or otherwise promptly discharge any liabilities of Clear Channel or its affiliates, other than liabilities associated with our businesses;

•	the liabilities of Clear Channel and its affiliates’ businesses, other than liabilities associated with our businesses;
•	any breach by Clear Channel or any of its affiliates of the Master Agreement or its other agreements with us; and
•
any untrue statement of, or omission to state, a material fact in our public filings to the extent the statement or omission was as a result of information that Clear Channel furnished to us or that we incorporated by reference from Clear Channel’s public filings, if the statement or omission was made or occurred after November 16, 2005.

The Master Agreement also specifies procedures with respect to claims subject to indemnification and related matters and provides for contribution in the event that indemnification is not available to an indemnified party.

Dispute Resolution Procedures.  We have agreed with Clear Channel that neither party will commence any court action to resolve any dispute or claim arising out of or relating to the Master Agreement, subject to certain exceptions. Instead, any dispute that is not resolved in the normal course of business will be submitted to senior executives of each business entity involved in the dispute for resolution. If the dispute is not resolved by negotiation within 45 days after submission to the executives, either party may submit the dispute to mediation. If the dispute is not resolved by mediation within 30 days after the selection of a mediator, either party may submit the dispute to binding arbitration before a panel of three arbitrators. The arbitrators will determine the dispute in accordance with Texas law. Most of the other agreements between Clear Channel and us have similar dispute resolution provisions.

Other Provisions.  The Master Agreement also contains covenants between Clear Channel and us with respect to other matters, including the following:

•
our agreement (subject to certain limited exceptions) not to repurchase shares of our outstanding Class A common stock or any other securities convertible into or exercisable for our Class A common stock, without first obtaining the prior written consent or affirmative vote of Clear Channel, for so long as Clear Channel owns more than 50% of the total voting power of our common stock;

•	confidentiality of our and Clear Channel’s information;
•	our right to continue coverage under Clear Channel’s insurance policies for so long as Clear Channel owns more than 50% of our outstanding common stock;
•	restrictions on our ability to take any action or enter into any agreement that would cause Clear Channel to violate any law, organizational document, agreement or judgment;
•	restrictions on our ability to take any action that limits Clear Channel’s ability to freely sell, transfer, pledge or otherwise dispose of our stock;
•
our obligation to comply with Clear Channel’s policies applicable to its subsidiaries for so long as Clear Channel owns more than 50% of the total voting power of our outstanding common stock, except (i) to the extent such policies conflict with our amended and restated certificate of incorporation or bylaws or any of the agreements between Clear Channel and us, or (ii) as otherwise agreed with Clear Channel or superseded by any policies adopted by our Board; and

•	restrictions on our ability to enter into any agreement that binds or purports to bind Clear Channel.

Approval Rights of Clear Channel on Certain of our Activities.  Until the first date on which Clear Channel owns less than 50% of the total voting power of our common stock, the prior affirmative vote or written consent of Clear Channel is required for the following actions (subject in each case to certain agreed exceptions):

•
a merger involving us or any of our subsidiaries (other than mergers involving our wholly owned subsidiaries or to effect acquisitions permitted under our amended and restated certificate of incorporation and the Master Agreement);

•	acquisitions by us or our subsidiaries of the stock or assets of another business for a price (including assumed debt) in excess of $5 million;
•
dispositions by us or our subsidiaries of assets in a single transaction or a series of related transactions for a price (including assumed debt) in excess of $5 million, other than transactions to which we and one or more wholly owned subsidiaries of ours are the only parties;

•
incurrence or guarantee of debt by us or our subsidiaries in excess of $400 million outstanding at any one time or that could reasonably be expected to result in a negative change in any of our credit ratings, excluding our debt with Clear Channel, intercompany debt (within our company and its subsidiaries), and debt determined to constitute operating leverage by a nationally recognized statistical rating organization;

•	issuance by us or our subsidiaries of capital stock or other securities convertible into capital stock;
•
entry into any agreement restricting our ability or the ability of any of our subsidiaries to pay dividends, borrow money, repay indebtedness, make loans or transfer assets, in any such case to our company or Clear Channel;

•	dissolution, liquidation or winding up of our company or any of our subsidiaries;
•	adoption of a rights agreement; and
•
alteration, amendment, termination or repeal of, or adoption of any provision inconsistent with, the provisions of our amended and restated certificate of incorporation or our bylaws relating to our authorized capital stock, the rights granted to the holders of the Class B common stock, amendments to our bylaws, stockholder action by written consent, stockholder proposals and meetings, limitation of liability of and indemnification of our officers and directors, the size or classes of our Board, corporate opportunities and conflicts of interest between our company and Clear Channel, and Section 203 of the Delaware General Corporation Law.

Corporate Services Agreement

We have entered into a corporate services agreement (the “Corporate Services Agreement”) with an affiliate of Clear Channel (referred to as Clear Channel for purposes of this description) to provide us certain administrative and support services and other assistance. Pursuant to the Corporate Services Agreement, so long as Clear Channel continues to own greater than 50% of the total voting power of our common stock then Clear Channel will provide us with such services and other assistance which we must accept.  These include, among other things, the following:

•	treasury, payroll and other financial related services;
•	certain executive officer services;
•	human resources and employee benefits;
•	legal and related services;
•	information systems, network and related services;
•	investment services;
•	corporate services; and
•	procurement and sourcing support.

    The charges for the corporate services generally are intended to allow Clear Channel to fully recover the allocated direct costs of providing the services, plus all out-of-pocket costs and expenses, generally without profit. The allocation of cost is based on various measures depending on the service provided, which measures include relative revenue, employee headcount or number of users of a service.

    Under the Corporate Services Agreement, we and Clear Channel each have the right to purchase goods or services, use intellectual property licensed from third parties and realize other benefits and rights under the other party’s agreements with third-party vendors to the extent allowed by such vendor agreements. The agreement also provides for the lease or sublease of certain facilities used in the operation of our respective businesses and for access to each other’s computing and telecommunications systems to the extent necessary to perform or receive the corporate services.

    The Corporate Services Agreement provides that Clear Channel will make available to us, and we will be obligated to utilize, certain executive officers of Clear Channel to serve as our executive officers. The Corporate Services Agreement may be terminated by mutual agreement or, after the date Clear Channel owns shares of our common stock representing less than 50% of the total voting power of our common stock, upon six months written notice by us to Clear Channel. Clear Channel charges an allocable portion of the compensation and benefits costs of such persons based on a ratio of our financial performance to the financial performance of Clear Channel. The compensation and benefits costs allocated to us include such executives’ base salary, bonus and other standard employee benefits, but exclude equity based compensation.  See footnote (f) to the Summary Compensation Table for additional information regarding the allocations.  For the year ended December 31, 2011, charges for the corporate and executive services provided to us by Clear Channel under the Corporate Services Agreement totaled $26.4 million.

    Tax Matters Agreement

    We and certain of our corporate subsidiaries continue to be included in the affiliated group of corporations that files a consolidated return for U.S. federal income tax purposes of which Clear Channel is the common parent corporation, and in certain cases, we or one or more of our subsidiaries may be included in a combined, consolidated or unitary group with Clear Channel or one or more of its subsidiaries for certain state and local income tax purposes. We and Clear Channel have entered into a tax matters agreement (the “Tax Matters Agreement”) to allocate the responsibility of Clear Channel and its subsidiaries, on the one hand, and we and our subsidiaries, on the other, for the payment of taxes resulting from filing tax returns on a combined, consolidated or unitary basis.

    With respect to tax returns in which we or any of our subsidiaries are included in a combined, consolidated or unitary group with Clear Channel or any of its subsidiaries for Federal, state or local tax purposes, we make payments to Clear Channel pursuant to the Tax Matters Agreement equal to the amount of taxes that would be paid if we and each of our subsidiaries included in such group filed a separate tax return. We also reimburse Clear Channel for the amount of any taxes paid by it on our behalf with respect to tax returns that include only us or any of our subsidiaries for Federal, state or local tax purposes, which tax returns are prepared and filed by Clear Channel. With respect to certain tax items, such as foreign tax credits, alternative minimum tax credits, net operating losses and net capital losses, that are generated by us or our subsidiaries, but are used by Clear Channel or its subsidiaries when a tax return is filed on a combined, consolidated or unitary basis for Federal, state or local tax purposes, we are reimbursed by Clear Channel as such tax items are used.

    Under the Tax Matters Agreement, Clear Channel is appointed the sole and exclusive agent for us and our subsidiaries in any and all matters relating to Federal, state and local income taxes, and has sole and exclusive responsibility for the preparation and filing of all tax returns (or amended returns) related to such taxes and has the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of us or any of our subsidiaries with respect to such taxes. Additionally, Clear Channel determines the amount of our liability to (or entitlement to payment from) Clear Channel under the Tax Matters Agreement. This arrangement may result in conflicts of interest between Clear Channel and us. For example, under the Tax Matters Agreement, Clear Channel will be able to choose to contest, compromise or settle any adjustment or deficiency proposed by the relevant taxing authority in a manner that may be beneficial to Clear Channel and detrimental to us.

    For U.S. Federal income tax purposes, each member of an affiliated group of corporations that files a consolidated return is jointly and severally liable for the U.S. Federal income tax liability of the entire group. Similar principles may apply with respect to members of a group that file a tax return on a combined, consolidated or unitary group basis for state and local tax purposes. Accordingly, although the Tax Matters Agreement will allocate tax liabilities between Clear Channel and us during the period in which we or any of our subsidiaries are included in the consolidated group of Clear Channel or any of its subsidiaries, we and our subsidiaries included in such consolidated group could be liable for the tax liability of the entire consolidated group in the event any such tax liability is incurred and not discharged by Clear Channel. The Tax Matters Agreement provides, however, that Clear Channel will indemnify us and our subsidiaries to the extent that, as a result of us or any of our subsidiaries being a member of a consolidated group, we or our subsidiaries becomes liable for the tax liability of the entire consolidated group (other than the portion of such liability for which we and our subsidiaries are liable under the Tax Matters Agreement).

    Under Section 482 of the Code, the Internal Revenue Service has the authority in certain instances to redistribute, reapportion or reallocate gross income, deductions, credits or allowances between Clear Channel and us. Other taxing authorities may have similar authority under comparable provisions of foreign, state and local law. The Tax Matters Agreement provides that we or Clear Channel will indemnify the other to the extent that, as a result of the Internal Revenue Service exercising its authority (or any other taxing authority exercising a similar authority), the tax liability of one group is reduced while the tax liability of the other group is increased.

    If Clear Channel spins off our Class B common stock to its stockholders in a distribution that is intended to be tax-free under Section 355 of the Code, we have agreed in the Tax Matters Agreement to indemnify Clear Channel and its affiliates against any and all tax-related liabilities if such a spin-off fails to qualify as a tax-free distribution (including as a result of Section 355(e) of the Code) due to actions, events or transactions relating to our stock, assets or business, or a breach of the relevant representations or covenants made by us in the Tax Matters Agreement. If neither we nor Clear Channel is responsible under the Tax Matters Agreement for any such spin-off not being tax-free under Section 355 of the Code, we and Clear Channel have agreed that we will each be responsible for 50% of the tax related liabilities arising from the failure of such a spin-off to so qualify.

    At December 31, 2011, the amount payable to Clear Channel under the Tax Matters Agreement was $0.1 million.

    Employee Matters Agreement

    We have entered into an employee matters agreement (the “Employee Matters Agreement”) with Clear Channel covering certain compensation and employee benefit issues. In general, with certain exceptions, our employees participate in the Clear Channel employee plans and arrangements along with the employees of other Clear Channel subsidiaries. Our payroll is also administered by Clear Channel.

    We and Clear Channel reserve the right to withdraw from or terminate our participation, as the case may be, in any of the Clear Channel employee plans and arrangements at any time and for any reason, subject to at least 90 days’ notice. Unless sooner terminated, it is likely that our participation in Clear Channel employee plans and arrangements will end if and at such time as we are no longer a subsidiary of Clear Channel, which, for this purpose, means Clear Channel owns less than 80% of the total combined voting power of all classes of our capital stock entitled to vote. We will, however, continue to bear the cost of and retain responsibility for all employment-related liabilities and obligations associated with our employees (and their covered dependents and beneficiaries), regardless of when incurred.

Trademarks

We have entered into a trademark license agreement (the “Trademark License Agreement”) with a subsidiary of Clear Channel that entitles us to use (1) on a nonexclusive basis, the “Clear Channel” trademark and the Clear Channel “outdoor” trademark logo with respect to day-to-day operations of our business in the U.S. and on the Internet, and (2) certain other Clear Channel marks in connection with our business. Our use of the marks is subject to Clear Channel’s approval. Clear Channel may terminate our use of the marks in certain circumstances, including (1) a breach by us of a term or condition of our various agreements with Clear Channel and (2) at any time after Clear Channel ceases to own at least 50% of the total voting power of our common stock.  In 2011, Clear Channel did not charge us a royalty fee for our use of the trademarks and other marks.  We also do not currently anticipate that we will be charged a royalty fee under the Trademark License Agreement in 2012.

Products and Services Provided between Clear Channel and Us

We and Clear Channel engage in transactions in the ordinary course of our respective businesses. These transactions include our providing billboard and other advertising space to Clear Channel at rates we believe would be charged to a third party in an arm’s length transaction.

Our branch managers have historically followed a corporate policy allowing Clear Channel to use, without charge, domestic displays that they or their staff believe would otherwise be unsold.  Our sales personnel receive partial revenue credit for that usage for compensation purposes.  This partial revenue credit is not included in our reported revenues. Clear Channel bears the cost of producing the advertising and we bear the costs of installing and removing this advertising.  In 2011, we estimated that these discounted revenues would have been less than 1% of our domestic revenues.

Intercompany Note and Other Indebtedness

On August 2, 2005, we distributed a note (the “CCU Intercompany Note”) in the original principal amount of $2.5 billion to Clear Channel as a dividend. The CCU Intercompany Note was scheduled to mature on August 2, 2010, could be prepaid in whole at any time, or in part from time to time. The CCU Intercompany Note accrued interest at a variable per annum rate equal to the weighted average cost of debt for Clear Channel, calculated on a monthly basis. The CCU Intercompany Note was mandatorily payable upon a change of control and, subject to certain exceptions, all proceeds from debt or equity raised by us were required to be used to prepay such note.  In December 2009, we made voluntary payments on the CCU Intercompany Note in the amount of the total outstanding balance and subsequently retired the debt with Clear Channel as of December 31, 2009.

As part of the day-to-day cash management services provided by Clear Channel, we maintain accounts that represent net amounts due to or from Clear Channel, which are recorded as “Due from/to Clear Channel Communications” on the consolidated balance sheet.  The respective balances of these accounts are evidenced by the CCU Cash Management Note and the CCOH Cash Management Note.  In connection with the issuance of the Series A Notes and Series B Notes by our subsidiary in December 2009, we and Clear Channel modified the terms of the CCU and CCOH Cash Management Notes (recorded as Due from/to Clear Channel Communications account) to extend the maturity of each note to coincide with the maturity date of the Series A Notes and Series B Notes.  In addition, the terms were modified to change the interest rate on each note to equal the interest rate on the Series A Notes and Series B Notes.  While the face amount of each Cash Management Note is $1.0 billion, the accounts represent the aggregate unpaid principal amount of all advances under the promissory note, which may from time to time exceed $1.0 billion pursuant to the terms of the promissory note.  The Cash Management Notes accrue interest and are generally payable on demand.  Interest on the CCOH Cash Management Note accrues on the daily net negative cash position and interest on the CCU Cash Management Note accrues on the daily net positive cash position.  The Cash Management Notes mature on December 15, 2017 and the interest rate on the Cash Management Notes is a fixed rate of interest equal to 9.25%.  Included in the accounts are the net activities resulting from day-to-day cash management services provided by Clear Channel.  As a part of these services, we maintain collection bank accounts swept daily via our master account into accounts of Clear Channel.  In return, Clear Channel funds our master account on days where disbursements exceed our collections.  Our claim in relation to cash transferred from our master account is on an unsecured basis and is limited to the balance of the “Due from Clear Channel Communications” account.  If Clear Channel were to become insolvent, the Series A Notes and Series B Notes would not be accelerated, and we would be an unsecured creditor of Clear Channel with respect to any amounts owed to us under the CCU Cash Management Note.  At December 31, 2011, the asset recorded in “Due from Clear Channel Communications” on the consolidated balance sheet was $656.0 million.  At December 31, 2011, we had no borrowings under the CCOH Cash Management Note.

COMMERCIAL TRANSACTIONS

    As described above, we are an indirect subsidiary of CC Media, and entities controlled by Bain Capital and THL hold all of the shares of CC Media’s Class B common stock and CC Media’s Class C common stock, representing a majority (whether measured by voting power or economic interest) of the equity of CC Media. Three of our directors also serve as directors of CC Media (one of whom is affiliated with Bain Capital) and three of our other directors are affiliated with Bain Capital or THL.

    We are a global advertising company providing clients with advertising opportunities through billboards, street furniture displays, transit displays and other out-of-home advertising displays in more than 40 countries across five continents. Bain Capital and THL are private equity firms that have investments in many companies. As a result of our worldwide reach, the nature of our business and the breadth of investments by Bain Capital and THL, it is not unusual for us to engage in ordinary course of business transactions with entities in which one of our directors, executive officers, greater than 5% stockholders or an immediate family member of any of them, may also be a director, executive officer, partner or investor or have some other direct or indirect interest.

    During 2011, we provided ordinary course of business advertising services exceeding $120,000 in value for six companies in which Bain Capital and/or THL directly or indirectly owns a greater than 10% equity interest. These transactions were negotiated on an arms-length basis and, in the aggregate, we were paid $4.2 million with respect to these 2011 transactions. In addition, entities in which THL directly or indirectly owns a greater than 10% equity interest provided us (and our parent entities and subsidiaries) with audio conferencing services, payroll tax processing services and commercial credit card processing services pursuant to arms-length agreements at competitive market rates. The fees paid by us for each of these services did not exceed $120,000.

POLICY ON REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

We have adopted formal written policies and procedures for the review, approval, or ratification of certain related party transactions involving us and one of our executive officers, directors or nominees for director, or owner of more than 5% of any class of our voting securities, and which may be required to be reported under the SEC disclosure rules.  Such transactions must be pre-approved by the Audit Committee of our Board of Directors (other than the directors involved, if any) or by a majority of disinterested directors, except that no such pre-approval shall be required for an agreement, or series of related agreements, providing solely for ordinary course of business transactions made on standard terms and conditions where the aggregate amount to be paid to us is less than $10 million.  In addition, if our management, in consultation with our Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Audit Committee meeting to approve or ratify a particular transaction, then the Board has delegated authority to the Chairman of the Audit Committee to approve or ratify such transactions. The Chairman of the Audit Committee reports to the Audit Committee any transactions reviewed by him or her pursuant to this delegated authority at the next Audit Committee meeting.  The primary consideration with respect to the approval of related party transactions is the overall fairness of the terms of the transaction to us.  The related person transactions described above in this proxy statement were ratified or approved by the Audit Committee or Board of Directors pursuant to these policies and procedures, with the exception of the transactions described above with respect to Clear Channel because they occurred prior to the time the policies and procedures were adopted.  We generally expect transactions of a similar nature to occur during 2012.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee concerns the Audit Committee’s activities regarding oversight of Clear Channel Outdoor’s financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Clear Channel Outdoor specifically incorporates this Report by reference therein.

The Audit Committee is comprised solely of independent directors and it operates under a written charter adopted by the Board. The charter reflects standards set forth in SEC regulations and NYSE rules.  In addition, the composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.  The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.  The full text of the Audit Committee’s charter can be found on Clear Channel Outdoor’s Internet website at www.clearchanneloutdoor.com.

As set forth in more detail in the charter, the Audit Committee assists the Board in its general oversight of Clear Channel Outdoor’s financial reporting, internal control and audit functions.  Management is responsible for the preparation, presentation and integrity of Clear Channel Outdoor’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Ernst & Young LLP, the independent registered public accounting firm that serves as Clear Channel Outdoor’s independent auditor, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with United States generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules.  The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of Clear Channel Outdoor’s internal and external auditors, including the audit scope and staffing, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services.  Subject to the consent of our corporate parent, the Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace Clear Channel Outdoor’s independent auditor.  The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of Clear Channel Outdoor’s financial, accounting and internal controls.  Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.  In addition, the Audit Committee generally oversees Clear Channel Outdoor’s internal compliance programs.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter.

In overseeing the preparation of Clear Channel Outdoor’s financial statements, the Audit Committee met with both management and Clear Channel Outdoor’s independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

With respect to Clear Channel Outdoor’s independent auditors, the Audit Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, and received from the independent auditors their letter and the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that Clear Channel Outdoor’s audited financial statements be included in Clear Channel Outdoor’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE
Douglas L. Jacobs, Chairman
Christopher M. Temple
Dale W. Tremblay

AUDITOR FEES

The following fees for services provided by Ernst & Young LLP were incurred by Clear Channel Outdoor with respect to the years ended December 31, 2011 and 2010:

	Years Ended December 31,
(In thousands)	2011	2010
Audit fees (a)	$3,364	$3,650
Audit-related fees (b)	2	16
Tax fees (c)	554	418
All other fees (d)	459	589
Total fees for services	$4,379	$4,673
___________________
(a)
Audit fees are for professional services rendered for the audit of our annual financial statements and reviews of quarterly financial statements. This category also includes fees for statutory audits required domestically and internationally, comfort letters, consents, assistance with and review of documents filed with the SEC, work done by tax professionals in connection with the audit or quarterly reviews, and accounting consultations and research work necessary to comply with generally accepted auditing standards.

(b)
Audit-related fees are for assurance and related services not reported under annual audit fees that reasonably relate to the performance of the audit or review of our financial statements, including due diligence related to mergers and acquisitions, internal control reviews and attest services not required by statute or regulations.

(c)
Tax fees are for professional services rendered for tax compliance, tax advice and tax planning, except those provided in connection with the audit or quarterly reviews.  Of the $553,503 in tax fees with respect to 2011 and the $417,709 in tax fees with respect to 2010, $176,284 and $202,415, respectively, was related to tax compliance services.

(d)	All other fees are the fees for products and services other than those in the above three categories. This category includes permitted corporate finance services and certain advisory services.

Clear Channel Outdoor’s Audit Committee has considered whether Ernst & Young LLP’s provision of non-audit services to Clear Channel Outdoor is compatible with maintaining Ernst & Young LLP’s independence.

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for Clear Channel Outdoor by its independent auditor.  The chairperson of the Audit Committee may represent the entire committee for the purposes of pre-approving permissible non-audit services, provided that the decision to pre-approve any service is disclosed to the Audit Committee no later than its next scheduled meeting.

PROPOSAL 4: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Clear Channel Outdoor for the year ending December 31, 2012.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or any other applicable legal requirement.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but ultimately may determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders.  Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may terminate the appointment of Ernst & Young LLP as the independent registered public accounting firm without stockholder approval whenever the Audit Committee deems termination necessary or appropriate.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board recommends that you vote “For” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2012.  Properly submitted proxies will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING
AND ADVANCE NOTICE PROCEDURES

    Stockholders interested in submitting a proposal for inclusion in our proxy materials for the annual meeting of stockholders in 2013 may do so by following the procedures prescribed in SEC Rule 14a-8.  To be eligible for inclusion, stockholder proposals must be received by the Secretary of Clear Channel Outdoor no later than December 19, 2012, and must otherwise comply with the SEC’s rules.  Proposals should be sent to: Secretary, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

    If you intend to present a proposal at the annual meeting of stockholders in 2013, or if you want to nominate one or more directors at the annual meeting of stockholders in 2013, you must comply with the advance notice provisions of Clear Channel Outdoor’s bylaws.  If you intend to present a proposal at the annual meeting, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Secretary at the address set forth above.  Our Secretary must receive the notice not less than 90 days and not more than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders.  This means that, for our 2013 annual meeting, our Secretary must receive the notice no earlier than January 18, 2013 and no later than February 17, 2013.  You may contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

    Neither Clear Channel Outdoor’s management nor the Board knows of any other business to be brought before the annual meeting other than the matters described above.  If any other matters properly come before the annual meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

GENERAL

    The cost of soliciting proxies will be borne by Clear Channel Outdoor. Following the original mailing of the proxy soliciting material, regular employees of Clear Channel Outdoor may solicit proxies by mail, telephone, facsimile, e-mail and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties.  Clear Channel Outdoor expects to reimburse such parties for their charges and expenses connected therewith.

    The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Clear Channel Outdoor and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if your shares are registered in your name. You can notify us by sending a written request to Clear Channel Outdoor Holdings, Inc., Stockholder Relations, 200 East Basse Road, San Antonio, Texas 78209 or by calling (210) 832-3700.  Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the proxy statement was delivered.

An electronic copy of Clear Channel Outdoor’s Annual Report on Form 10-K filed with the SEC on February 21, 2012 is available free of charge at Clear Channel Outdoor’s Internet website at www.clearchanneloutdoor.com.  A paper copy of the Form 10-K also is available without charge to stockholders upon written request to: Investor Relations, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

APPENDIX A
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
2012 STOCK INCENTIVE PLAN

1.           Purpose. The purpose of the plan is to facilitate the ability of Clear Channel Outdoor Holdings, Inc. (the “Company”) and its subsidiaries to attract, motivate and retain eligible employees, directors and other personnel through the use of equity-based and other incentive compensation opportunities. Awards made under the plan may take the form of options to purchase shares of the Company’s Class A common stock, $.01 par value (the “Common Stock”) granted pursuant to Section 5, director shares issued pursuant to Section 6, stock appreciation rights granted pursuant to Section 7, restricted stock and deferred stock rights issued or granted pursuant to Section 8, other types of stock-based awards made pursuant to Section 9, and/or performance-based awards made pursuant to Section 10.

2.           Administration.

2.1           The Committee. The plan will be administered by the compensation committee of the Company’s board of directors, except the entire board will have sole authority for granting and administering awards to non-employee directors.

2.2           Responsibility and Authority of the Committee. Subject to the provisions of the plan, the committee, acting in its discretion, will have responsibility and the power and authority to (a) select the persons to whom awards will be made, (b) prescribe the terms and conditions of each award and make amendments thereto, (c) construe, interpret and apply the provisions of the plan and of any agreement or other document evidencing an award made under the plan, and (d) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the plan. The committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as the committee deems appropriate in connection with the proper administration of the plan.

2.3           Delegation of Authority by Committee. Subject to the requirements of applicable law, the committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the committee) such plan-related functions within the scope of its responsibility, power and authority as it deems appropriate. If the committee wishes to delegate a particular function to a subcommittee consisting solely of its own members, it may choose to do so on a de facto basis by limiting the members entitled to vote on matters relating to that function. Reference herein to the committee with respect to functions delegated to another person, group or subcommittee will be deemed to refer to such person, group or subcommittee.

2.4           Committee Actions. A majority of the members of the committee shall constitute a quorum. The committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the committee as to any disputed question arising under the plan or an agreement or other document governing an individual award, including questions of construction, interpretation and administration, shall be final and conclusive on all persons. The committee shall keep a record of its proceedings and acts and shall keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the plan.

2.5           Indemnification. The Company shall indemnify and hold harmless each member of the board of directors of the committee or of any subcommittee appointed by the board of directors or the committee and any employee of the Company or any of its subsidiaries and affiliates who provides assistance with the administration of the plan or to whom a plan-related responsibility is delegated, from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the board of directors), damage and expense (including reasonable legal fees and other expenses incident thereto and, to the extent permitted by applicable law, advancement of such fees and expenses) arising out of or incurred in connection with the plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

3.           Limitations on Company Stock Awards Under the Plan.

3.1           Aggregate Share Limitation. Subject to adjustments required or permitted by the plan, the number of shares of Common Stock available for grant under the plan shall be the sum of (a) 29,306,833 plus (b) the number of shares of Common Stock subject to awards granted under the 2005 Stock Incentive Plan, as amended and restated, that thereafter would meet the requirements of Section 3.2 herein if such awards had been granted under this plan.

3.2           Lapsed Awards.  For these purposes, the following shares of Common Stock will not be taken into account and will remain available for issuance under the plan: (a) shares covered by awards that expire or are canceled, forfeited, settled in cash or otherwise terminated, (b) shares delivered to the Company and shares withheld by the Company for the payment or satisfaction of purchase price or tax withholding obligations associated with the exercise or settlement of an award, and (c) shares covered by stock-based awards assumed by the Company in connection with the acquisition of another company or business.

3.3           Individual Employee Limitations. In any calendar year, (a) the total number of shares that may be covered by awards made to an individual may not exceed 1,000,000 plus the aggregate amount of such individual’s unused annual share limit as of the close of the preceding calendar year, (b) the maximum amount of cash that may be payable to an individual pursuant to performance-based cash awards made under the plan is $5,000,000 plus the aggregate amount of such individual’s unused annual dollar limit as of the close of the preceding calendar year.

4.           Eligibility to Receive Awards. Awards may be granted under the plan to any present or future director, officer, employee, consultant or adviser of or to the Company or any of its subsidiaries. For purposes of the plan, a subsidiary is any entity in which the Company has a direct or indirect ownership interest of at least 50%.

5.           Stock Option Awards.

5.1           General. Stock options granted under the plan will have such vesting and other terms and conditions as the committee, acting in its discretion in accordance with the plan, may determine, either at the time the option is granted or, if the holder’s rights are not adversely affected, at any subsequent time.

5.2           Minimum Exercise Price. The exercise price per share of Common Stock covered by an option granted under the plan may not be less than 100% of the fair market value per share on the date the option is granted (110% in the case of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”)) granted to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code). For purposes of the plan, unless determined otherwise by the committee, the fair market value of a share of Common Stock on any date is the closing sale price per share in consolidated trading of securities listed on the principal national securities exchange or market on which shares of Common Stock are then traded, as reported by a recognized reporting service or, if there is no sale on such date, on the first preceding date on which such shares are traded.

5.3           Limitation on Repricing of Options. Except for adjustments made in accordance with Section 11, the repricing of stock options granted under the plan is prohibited in the absence of stockholder approval.

5.4           Maximum Duration. Unless sooner terminated in accordance with its terms, an option granted under the plan will automatically expire on the tenth anniversary of the date it is granted or, in the case of an “incentive stock option” granted to an employee who is a 10% stockholder, the fifth anniversary of the date it is granted.

5.5           Effect of Termination of Employment or Service. The committee may establish such exercise and other conditions applicable to an option following the termination of the optionee’s employment or other service with the Company and its subsidiaries as the committee deems appropriate on a grant-by-grant basis. For purposes of the plan, an individual’s employment or service with the Company and its subsidiaries will be deemed to have terminated if such individual is no longer receiving or entitled to receive compensation for providing services to the Company and its subsidiaries.

5.6           Method of Exercise. An outstanding and exercisable option may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the committee) a written notice identifying the option that is being exercised and specifying the number of whole shares to be purchased pursuant to that option, together with payment in full of the exercise price and the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment(s). The exercise price may be paid in cash or in any other manner the committee, in its discretion, may permit, including, without limitation, (a) by the delivery of previously-owned shares, (b) by a combination of a cash payment and delivery of previously-owned shares, or (c) pursuant to a cashless exercise program established and made available through a registered broker-dealer in accordance with applicable law. Any shares transferred to the Company (or withheld upon exercise) in connection with the exercise of an option shall be valued at fair market value for purposes of determining the extent to which the exercise price and/or tax withholding obligation is satisfied by such transfer (or withholding) of shares.

5.7           Non-Transferability. No option shall be assignable or transferable except upon the optionee’s death to a beneficiary designated by the optionee in a manner prescribed or approved for this purpose by the committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee’s will or by the laws of descent and distribution. During an optionee’s lifetime, options may be exercised only by the optionee or the optionee’s guardian or legal representative. Notwithstanding the foregoing, the committee may permit the inter vivos transfer of an option (other than an “incentive stock option”) pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) in settlement of marital property rights, or by gift to any “family member” (within the meaning of Item A.1.(a)(5) of the General Instructions to Form S-8 or any successor provision), on such terms and conditions as the committee deems appropriate.

5.8           Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an option until payment of the exercise price and the applicable tax withholding obligations have been satisfied or provided for to the satisfaction of the Company, and the holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until such shares are duly and validly issued by the Company to or on behalf of such holder.

6.           Director Shares.

6.1           The committee may permit non-employee directors to elect to receive all or part of their annual retainers in the form of shares (“Director Shares”). Unless the committee determines otherwise, any such elections may be made during the month a director first becomes a director and during the last month of each calendar quarter thereafter, and shall remain in effect unless and until the end of the calendar quarter in which a new election is made (or, if later, the calendar quarter next following the calendar quarter in which the director first becomes a director). Any such election shall also indicate the percentage of the retainer to be paid in shares and shall contain such other information as the committee or the Board may require.

6.2           The Company shall issue Director Shares on the first trading day of each calendar quarter to all directors on that trading day except any Director whose retainer is to be paid entirely in cash. The number of Director Shares issuable to a director on the relevant trading date shall equal:

[ % multiplied by (R/4) ] divided by P

WHERE:

%	=	the percentage of the director’s retainer that is payable in shares;

R	=	the director’s retainer for the applicable calendar year; and

P	=	the closing price, as quoted on the principal exchange on which shares are traded, on the date of issuance.
Director Shares shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

7.           Stock Appreciation Rights.

7.1           General. The committee may grant stock appreciation rights (“SARs”), either alone or in connection with the grant of an option, upon such vesting and other terms and conditions as the committee, acting in its discretion in accordance with the plan, including, as applicable, Section 5 (relating to options), may determine, either at the time the SARs are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Upon exercise, the holder of an SAR shall be entitled to receive a number of whole shares of Common Stock having a fair market value equal to the product of X and Y, where—

X = the number of whole shares of Common Stock as to which the SAR is being exercised, and

Y = the excess of the fair market value per share of Common Stock on the date of exercise over the fair market value per share of Common Stock on the date the SAR is granted (or such greater base value as the committee may prescribe at the time the SAR is granted).

7.2           Tandem SARs. An SAR granted in tandem with an option shall cover the same shares covered by the option (or such lesser number of shares as the committee may determine) and, unless the committee determines otherwise, shall be subject to the same terms and conditions as the related option. Upon the exercise of an SAR granted in tandem with an option, the option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and, upon the exercise of an option granted in tandem with an SAR, the SAR shall be canceled to the extent of the number of shares as to which the option is exercised.

7.3           Method of Exercise. An outstanding and exercisable SAR may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the committee) a written notice identifying the SAR that is being exercised and specifying the number of shares as to which the SAR is being exercised, together with payment in full of the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment. The withholding taxes may be paid in cash or in any other manner the committee, in its discretion, may permit, including, without limitation, (a) by the delivery of previously-owned shares of Common Stock, or (b) by a combination of a cash payment and the delivery of previously-owned shares. The committee may impose such additional or different conditions for exercise of an SAR as it deems appropriate. No fractional shares will be issued in connection with the exercise of an SAR.

7.4           Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an SAR until payment of the applicable tax withholding obligations have been satisfied or provided for to the satisfaction of the Company, and the holder of an SAR shall have no rights as a stockholder with respect to any shares issuable upon such exercise until such shares are duly and validly issued by the Company to or on behalf of such holder.

8.           Restricted Stock and Deferred Stock Awards.

8.1           General. Under a restricted stock award, shares of Common Stock will be issued by the Company to the recipient at the time of the award. Under a deferred stock award, the recipient will be entitled to receive shares of Common Stock in the future. The shares covered by a restricted stock award and the right to receive shares under a deferred stock award will be subject to such vesting and other conditions and restrictions as the committee, acting in its discretion in accordance with the plan, may determine.

8.2           Minimum Purchase Price. Unless the committee, acting in accordance with applicable law, determines otherwise, the purchase price payable for shares of Common Stock transferred pursuant to a restricted or deferred stock award must be at least equal to the par value of the shares.

8.3           Issuance of Restricted Stock. Shares of Common Stock issued pursuant to a restricted stock award may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for restricted shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the shares. The Company may require that any or all such stock certificates be held in custody by the Company until the applicable conditions are satisfied and other restrictions lapse. The committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for restricted shares, including, without limitation, a requirement that the recipient deliver a duly signed stock power, endorsed in blank, for shares covered by the award.

8.4           Stock Certificates for Vested Stock. The recipient of a restricted or deferred stock award will be entitled to receive a certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law), for shares that vest in accordance with the award, subject, however, to the payment or satisfaction of applicable withholding taxes. The delivery of vested shares covered by a deferred stock award may be deferred if and to the extent provided by the terms of the award, subject, however, to the applicable deferral requirements of Section 409A of the Code.

8.5           Rights as a Stockholder. Subject to and except as otherwise provided by the terms of a restricted stock award, the holder of restricted shares of Common Stock will be entitled to receive dividends paid on, and exercise voting rights associated with, such shares as if the shares were fully vested. The holder of a deferred stock award shall have no rights as a stockholder with respect to shares covered by a deferred stock award unless and until the award vests and the shares are issued; provided, however, that the committee, in its discretion, may provide for the payment of dividend equivalents on shares covered by a deferred stock award.

8.6           Nontransferability. Neither a restricted or deferred stock award nor restricted shares of Common Stock issued pursuant to any such award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company or its designee in accordance with the terms of the award or of the plan, and any attempt to do so shall be null and void and, unless the committee determines otherwise, shall result in the immediate forfeiture of the award or the restricted shares, as the case may be.

8.7           Termination of Service Before Vesting; Forfeiture. Unless the committee determines otherwise, shares of restricted stock and non-vested deferred stock awards will be forfeited upon the recipient’s termination of employment or other service with the Company and its subsidiaries. If shares of restricted stock are forfeited, any certificate representing such shares will be canceled on the books of the Company and the recipient will be entitled to receive from the Company an amount equal to any cash purchase price previously paid for such shares. If a non-vested deferred stock award is forfeited, the recipient will have no further right to receive the shares of Common Stock covered by the non-vested award.

9.           Other Equity-Based Awards. The committee may grant dividend equivalent payment rights, phantom shares, bonus shares and other forms of equity-based awards to eligible persons, subject to such terms and conditions as it may establish. Awards made pursuant to this Section may entail the transfer of shares of Common Stock to the recipient or the payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of applicable tax and/or other laws, provided, that the terms and conditions of any award that is treated as non-qualified deferred compensation must satisfy the applicable deferral requirements of Section 409A of the Code.

10.           Performance Awards.

10.1           General. The committee may condition the grant, exercise, vesting or settlement of equity-based awards under the plan (whether settled in shares of Common Stock or cash or other property) on the achievement of specified performance goals in accordance with this Section.

10.2           Objective Performance Goals. A performance goal established in connection with an award covered by this Section must be (a) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met; (b) prescribed in writing by the committee at a time when the outcome is substantially uncertain, but in no event later than the first to occur of (1) the 90th day of the applicable performance period, or (2) the date on which 25% of the performance period has elapsed; and (c) based on any one or more of the following business criteria, applied to an individual, a subsidiary, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating unit(s) as the committee may designate (in each case, subject to the conditions of the performance-based compensation exemption from Section 162(m) of the Code):

(i)           earnings per share,

(ii)          share price or total stockholder return,

(iii)          pre-tax profits,

(iv)          net earnings,

(v)           return on equity or assets,

(vi)          revenues,

(vii)         operating income before depreciation, amortization and non-cash compensation expense,

(viii)        market share or market penetration, or

(ix)           any combination of the foregoing.

The applicable performance goals may be expressed in absolute or relative terms, and must include an objective formula or standard for computing the amount of compensation payable to an employee if the goal is attained. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the employee. The formula or standard may provide for the payment of a higher or lower amount depending upon whether and the extent to which a performance goal is attained. The committee may not use its discretion to increase the amount of compensation payable that would otherwise be due upon attainment of a performance goal; provided that, subject to the requirements for exemption under Section 162(m) of the Code, the committee may make appropriate adjustments to an award in order to equitably reflect changes in accounting rules, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable performance period.

10.3           Determination of Amount Payable. Following the expiration of the performance period applicable to an award made under this Section, the committee shall determine whether and the extent to which the performance goals have been attained and the amount of compensation, if any, that is payable as a result. The committee must certify in writing prior to payment of the compensation that the performance goals and any other material terms of the award were in fact satisfied. Compensation otherwise payable pursuant to a performance-based award made under this Section will be subject to the individual limitations set forth in Section 3.3.

11.           Capital Changes, Reorganization or Sale of the Company.

11.1           Adjustments Upon Changes in Capitalization. The aggregate number and class of shares issuable under the plan, the total number and class of shares with respect to which awards may be granted to any individual in any calendar year, the number and class of shares and the exercise price per share covered by each outstanding option, the number and class of shares and the base price per share covered by each outstanding SAR, and the number and class of shares covered by each outstanding deferred stock award or other-equity-based award, and any per-share base or purchase price or target market price included in the terms of any such award, and related terms shall be subject to adjustment in order to equitably reflect the effect on issued shares of Common Stock resulting from a split-up, spin-off, recapitalization, consolidation of shares or any similar capital adjustment, and/or to reflect a change in the character or class of shares covered by the plan and an award.

11.2           Cash, Stock or Other Property for Stock. Except as otherwise provided in this Section, in the event of an Exchange Transaction (as defined below), all option holders shall be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such Exchange Transaction, and any outstanding options and SARs which are not exercised before the Exchange Transaction shall thereupon terminate. Notwithstanding the preceding sentence, if, as part of an Exchange Transaction, the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), and if the Company’s board of directors, in its sole discretion, so directs, then all options and SARs for Common Stock that are outstanding at the time of the Exchange Transaction shall be converted into options or SARs (as the case may be) for shares of Exchange Stock. The number of shares of Exchange Stock and the exercise price per share under a converted option will be adjusted such that (a) the ratio of the exercise price per share to the value per share at the time of the conversion (which value will be equal to the consideration payable for each share of Common Stock in the Exchange Transaction) is the same as the ratio of the per share exercise price to the value of per share of Common Stock under the original option; and (b) the aggregate difference between the value of the shares of Exchange Stock and the exercise price under the converted option immediately after the Exchange Transaction is the same as the aggregate difference between the value of the shares of Common Stock and the exercise price under the original option immediately before the Exchange Transaction. Similar adjustments will be made to the number of shares of Exchange Stock and the base value per share covered by SARs that are converted. Unless the Company’s board of directors determines otherwise, the vesting and other terms and conditions of the converted options and SARs shall be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Company’ board of directors, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards (including, without limitation, options and SARs) as it deems appropriate in the context of an Exchange Transaction, taking into account with respect to other awards the manner in which outstanding options and SARs are being treated.

11.3           Definition of Exchange Transaction. For purposes of the plan, the term “Exchange Transaction” means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition or disposition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Company’s board of directors in its sole discretion, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

11.4           Fractional Shares. In the event of any adjustment in the number of shares covered by any award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such award shall cover only the number of full shares resulting from the adjustment.

11.5           Determination of Board to be Final. All adjustments under this Section shall be made by the Company’s board of directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

12.           Termination and Amendment of the Plan. The board of directors of the Company may terminate the plan at any time or amend the plan at any time and from time to time; provided, however, that:

(a)           no such action shall impair or adversely alter any awards theretofore granted under the plan, except with the consent of the recipient or holder, nor shall any such action deprive any such person of any shares which he or she may have acquired through or as a result of the plan; and

(b)           to the extent necessary under applicable law or the requirements of any stock exchange or market upon which the shares of Common Stock may then be listed, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

(c)           Limitation of Rights. Nothing contained in the plan or in any award agreement shall confer upon any recipient of an award any right with respect to the continuation of his or her employment or other service with the Company or a subsidiary or other affiliate, or interfere in any way with the right of the Company and its subsidiaries and other affiliates at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the compensation and/or other terms and conditions of the recipient’s employment or other service.

13.           Miscellaneous.

13.1           Governing Law. The plan and the rights of all persons claiming under the plan shall be governed by the laws of the State of Delaware, without giving effect to conflicts of laws principles thereof.

13.2           Shares Issued Under Plan. Shares of Common Stock available for issuance under the plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the plan. No fractional shares of Common Stock will be issued under the plan.

13.3           Compliance with Law. The Company will not be obligated to issue or deliver shares of Common Stock pursuant to the plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

13.4           Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

13.5           Decisions and Determinations Final. All decisions and determinations made by the Company’s board of directors pursuant to the provisions hereof and, except to the extent rights or powers under the plan are reserved specifically to the discretion of the board of directors, all decisions and determinations of the committee, shall be final, binding and conclusive on all persons.

13.6           Withholding of Taxes. As a condition to the exercise and/or settlement of any award or the lapse of restrictions on any award or shares, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or a subsidiary with respect to an award, the Company and/or the subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution otherwise payable to the award recipient, whether or not such payment or distribution is covered by the plan, or (b) require the recipient to remit cash (through payroll deduction or otherwise) or make other arrangements permitted by the Company, in each case in an amount or of a nature sufficient in the opinion of the Company to satisfy or provide for the satisfaction of such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the sole discretion of the committee, the recipient may satisfy the withholding obligations associated with such transfer by electing to have the Company withhold shares of Common Stock or by tendering previously-owned shares of Common Stock, in each case having a fair market value equal to the amount of tax to be withheld.

13.7           Disqualifying Disposition. If a person acquires shares of Common Stock pursuant to the exercise of an incentive stock option and the shares so acquired are sold or otherwise transferred in a “disqualifying disposition” (within the meaning of Section 424(c) of the Code) within two-years from the date the option was granted or one year after the option is exercised, such person shall, within ten days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

13.8           Effective Date. The plan shall become effective on the date it is initially approved and adopted by the Company’s board of directors, provided that the plan is approved by the Company’s stockholders within twelve months thereafter. However, no option shall be exercisable and no shares may be granted pursuant to awards made pursuant to the plan until the Company’s stockholders approve the plan.

14.           Term of the Plan. Unless sooner terminated, the plan shall terminate on the tenth anniversary of the date of its adoption by the Company’s board of directors. The rights of any person with respect to awards granted under the plan that are outstanding at the time of the termination of the plan shall not be affected solely by reason of the termination of the plan and shall continue in accordance with the terms of the awards (as then in effect or thereafter amended) and the plan.

15.           Section 409A of the Code. This plan is intended to comply with the applicable requirements of Section 409A of the Code (“Section 409A”) and shall be limited, construed and interpreted in accordance with such intent.  To the extent that any award is subject to Section 409A, it shall be paid in a manner that will comply with Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  Notwithstanding anything herein to the contrary, any provision in the plan that is inconsistent with Section 409A shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.  The Company shall have no liability to any holder or recipient of an award or any other person if an award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the committee or the Company that is inconsistent with Section 409A.  In the event that any amount or benefit under this plan becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected holder or recipient of the award and not with the Company.

APPENDIX B
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
AMENDED AND RESTATED 2006 ANNUAL INCENTIVE PLAN

1.           Purpose. The purpose of the plan is to provide performance-based incentive compensation to executive officers and other selected key executives of Clear Channel Outdoor Holdings, Inc. (the “Company”) and its subsidiaries, which, as applicable, will not be subject to the executive compensation deduction limitations of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).

2.           Administration.

2.1           The Committee. The plan will be administered by the compensation committee of the Company’s board of directors, or a committee of such other persons as the board of directors may appoint. Unless the board of directors determines otherwise, the members of the committee must be “outside directors” for purposes of 162(m) of the Code.

2.2           Responsibility and Authority of the Committee. Subject to the provisions of the plan, the committee, acting in its discretion, will have responsibility and authority to (a) select the individuals who may participate in the plan, (b) prescribe the terms and conditions of each participant’s award and make amendments thereto, (c) determine whether and the extent to which performance goals have been met, (d) construe, interpret and apply the provisions of the plan and of any agreement or other document evidencing an award made under the plan, and (e) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the plan. In exercising its responsibilities, the committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as it deems appropriate. The decision of the committee regarding any disputed question, including questions of construction, interpretation and administration, shall be final and conclusive on all persons.

2.3           Manner of Exercise of Committee Authority. The Committee may delegate responsibilities with respect to the administration of the Plan to one or more officers of the Company or any of its subsidiaries, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility if and to the extent such delegation would cause an award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code. The committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the plan to one or more members of the committee or to one or more officers of the Company.

2.4           Indemnification. The Company shall indemnify and hold harmless each member of the board of directors and of the committee or any employee of the Company or any of its subsidiaries and affiliates who provides assistance with the administration of the plan or to whom a plan-related responsibility is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the board of directors), damage and expense (including reasonable legal fees and other expenses incident thereto and, to the extent permitted by applicable law, advancement of such fees and expenses) arising out of or incurred in connection with the plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

3.           Performance-Based Compensation Opportunities.

3.1           General. Each award made under the plan will represent the right to receive incentive compensation upon the achievement of one or more performance objectives that are established by the committee and communicated to the recipient of the award by the 90th day of the applicable performance period or, if earlier, before 25% of the applicable performance period has elapsed. The committee will determine the performance period applicable to an award. Subject to the requirements of the plan and applicable law, each award will contain such other terms and conditions as the committee, acting in its discretion, may prescribe.

3.2           Performance Criteria. Performance objectives may be based upon any one or more of the following criteria: revenue growth, operating income before depreciation and amortization and non-cash compensation expense (“OIBDAN”), OIBDAN growth, funds from operations, funds from operations per share and per share growth, cash available for distribution, cash available for distribution per share and per share growth, operating income and operating income growth, net earnings, earnings per share and per share growth, return on equity, return on assets, share price performance on an absolute basis and relative to an index, improvements in attainment of expense levels, implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

3.3           Performance Objectives. The amount, if any, payable to a participant with respect to an award will depend upon whether and the extent to which the performance objective(s) of the award are achieved during the applicable performance period. Performance objectives may be established on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis and/or with respect to operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The committee may establish different levels of payment under an award to correspond with different levels of achievement of performance objectives specified in the award. Awards may contain more than one performance objective; and performance objectives may be based upon multiple performance criteria. Multiple performance objectives contained in an award may be aggregated, weighted, expressed in the alternative or otherwise specified by the committee. The level or levels of performance specified with respect to a performance objective may be expressed in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the committee may determine. Notwithstanding anything to the contrary contained in the plan, the performance objectives under any award must be objective and must otherwise meet the requirements of Section 162(m) of the Code.

3.4           Adjustments. The committee may reduce or eliminate an award made under the plan for any reason, including, without limitation, changes in the position or duties of a participant during or after a performance period, whether due to termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise. In addition, to the extent necessary to preserve the intended economic effects of the plan and individual awards, the committee may make appropriate adjustments to the performance objectives and other terms of an award to properly reflect (a) a change in corporate capitalization; (b) a material or extraordinary corporate transaction involving the Company or a subsidiary, including, without limitation, a merger, consolidation, reorganization, spin-off, or the sale of a subsidiary or of the assets of a business or division (whether or not such transaction constitutes a reorganization within the meaning of Section 368(a) of the Code); (c) a partial or complete liquidation of the Company or a subsidiary, or (d) a change in accounting or other relevant rules or regulations; provided, however, that no adjustment hereunder shall be authorized or made if and to the extent that the authority to make or the making of such adjustment would cause an award to fail to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

3.5           Certification. Following the completion of the performance period applicable to an award, the committee shall determine and shall certify in writing whether and the extent to which the performance objective(s) under the award have been achieved, as well as the amount, if any, payable to the participant as a result of such achievement(s), which determination(s) and certification(s) shall be subject to and shall be made in accordance with the requirements of Section 162(m) of the Code.

3.6           Payment of Amounts Earned. Subject to such deferral and/or other conditions as may be permitted or required by the committee, amounts earned under an award will be paid or distributed as soon as practicable following the committee’s determination and certification of such amounts, but in no event later than the calendar year following the calendar year to which such award relates.

3.7           Maximum Annual Amount Payable to a Participant. Notwithstanding anything to the contrary contained herein, no individual may earn more than $15,000,000 in any calendar year pursuant to an award made to such individual under the plan.

4.           Termination of Employment; Death. Unless the committee determines otherwise, no amount will be payable under an award made to a participant whose employment with the Company and its subsidiaries terminates (for any reason other than death) before the payment date of such award. If a participant dies before receiving payment of an amount earned under the plan, such payment will be made to the deceased participant’s designated beneficiary, if any, or, if none, to the deceased participant’s estate. No beneficiary designation shall be effective unless it is in writing and received by the committee prior to the participant’s death, and any such designation will supersede and be deemed a revocation of any prior beneficiary designation made by the participant.

5.           Withholding Taxes. All amounts payable pursuant to the settlement of an award made under the plan are subject to applicable tax withholding. The Company and its subsidiaries shall withhold funds (or other property) from the payment of any such award and shall be entitled to take such other action with respect to other amounts that are or may become payable to the participant as may be necessary or appropriate in order to enable the Company and its subsidiaries to satisfy such tax withholding requirements.

6.           No Implied Rights Afforded to Participants. No award and nothing contained in the plan or in any document relating to the plan shall confer upon an eligible employee or participant any right to continue as an employee of the Company or a subsidiary or constitute a contract or agreement of employment, or interfere in any way with the right of the Company and its subsidiaries to reduce such person’s compensation, to change the position held by such person or to terminate such person’s employment, with or without cause.

7.           Non-transferability. No interest in or under an award made or a payment due or to become due under the plan may be assigned, transferred or otherwise alienated other than by will or the laws of descent and distribution, and any attempted assignment, alienation, sale, transfer, pledge, encumbrance, charge or other alienation of any such interest shall be void and unenforceable.

8.           Amendment and Termination. The board of directors of the Company or the committee may amend the plan at any time and from time to time. Any such amendment may be made without approval of the Company’s stockholders unless and except to the extent such approval is required in order to satisfy the stockholder approval requirements of Section 162(m) of the Code. The Company’s board of directors may terminate the plan.

9.           Unfunded Status of Awards. The plan is intended to constitute a bonus plan and not a pension other employee benefit plan or purposes of ERISA. The right of a participant (or beneficiary) to receive payment(s) under a plan award will constitute and be equivalent to the right of a general unsecured creditor of the Company (or the subsidiary by whom the participant is or was employed, as the case may be), whether or not a trust is created and funded in order to facilitate the payment of amounts due or to become due under the plan (including, for this purpose, any deferral arrangement made with respect to any such payment).

10.           Miscellaneous.

10.1           Governing Law. The plan and any award made under the plan will be subject to and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

10.2           Section 162(m) of the Code. It is intended that amounts payable pursuant to awards made under the plan will constitute “qualified performance based compensation” and thus be exempt from the annual $1 million limitation on the deductibility of executive compensation. The plan and each award made under the plan will be interpreted, construed and applied accordingly.

10.3           Effective Date. The plan is effective as of January 1, 2006. However, the plan will terminate on the date of the Company’s annual meeting of stockholders in 2012, unless the performance criteria contained in the plan are approved by the Company’s stockholders at such meeting. The performance criteria specified in the plan shall be re-submitted for stockholder approval as and when required by Treasury Department regulations in order to ensure compliance with the stockholder approval requirements of Section 162(m) of the Code on an ongoing basis.

10.4           Section 409A of the Code. This plan is intended to comply with the applicable requirements of Section 409A of the Code (“Section 409A”) and shall be limited, construed and interpreted in accordance with such intent.  To the extent that any award is subject to Section 409A, it shall be paid in a manner that will comply with Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  Notwithstanding anything herein to the contrary, any provision in the plan that is inconsistent with Section 409A shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.  The Company shall have no liability to any holder or recipient of an award or any other person if an award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the committee or the Company that is inconsistent with Section 409A.  In the event that any amount or benefit under this plan becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected holder or recipient of the award and not with the Company.

APPENDIX C
FINANCIAL STATEMENTS, FOOTNOTES AND OTHER DATA

STOCK PERFORMANCE GRAPH

The following chart provides a comparison of the cumulative total returns, adjusted for any stock splits and dividends, for Clear Channel Outdoor Holdings, Inc., Lamar Advertising Company, an outdoor advertising company, and the S&P 500 Composite Index from December 31, 2006 through December 31, 2011.

Indexed Yearly Stock Price Close
(Price Adjusted for Stock Splits and Dividends)

	12/31/06	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11
Clear Channel Outdoor Holdings, Inc.	$1,000	$991	$220	$372	$503	$450
Lamar Advertising Company	$1,000	$774	$202	$500	$641	$443
S&P 500 Composite Index	$1,000	$1,055	$665	$841	$967	$987

EXCERPTS FROM THE ANNUAL REPORT ON FORM 10-K

Our Business Segments

We have two reportable business segments, Americas outdoor advertising (“Americas”) and International outdoor advertising (“International”), which represented 44% and 56% of our 2011 revenue, respectively.

We are a leading global outdoor advertising company providing clients with advertising opportunities through billboards, street furniture displays, transit displays and other out-of-home advertising displays. Through our extensive display inventory, we have the ability to deliver innovative, effective marketing campaigns for advertisers and marketing, creative and strategic partners in communities across the Americas and internationally.

We are focused on building the leadership position of our diverse global assets and maximizing our financial performance while serving our local communities.  We intend to continue to execute upon our long-standing outdoor advertising strategies, while closely managing expenses and focusing on achieving operating efficiencies throughout our businesses.  Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as alternatives to traditional methods of displaying our clients’ advertisements.  We are currently installing these technologies in certain markets, both domestically and internationally.

Americas Sources of Revenue

Americas generated 44%, 46% and 46% of our revenue in 2011, 2010 and 2009, respectively.  Americas revenue is derived from the sale of advertising copy placed on our digital displays and our traditional displays.  Our display inventory consists primarily of billboards, street furniture displays and transit displays.  The margins on our billboard contracts, including those related to digital billboards, tend to be higher than those on contracts for other displays, due to their greater size, impact and location along major roadways that are highly trafficked.  Billboards comprise approximately two-thirds of our display revenues.  The following table shows the approximate percentage of revenue derived from each category for our Americas advertising inventory:

	Year Ended December 31,
	2011	2010	2009
Billboards:
Bulletins	53%	53%	51%
Posters	13%	14%	14%
Street furniture displays	7%	6%	5%
Transit displays	16%	15%	17%
Other displays (1)	11%	12%	13%
Total	100%	100%	100%

(1)	Includes spectaculars, mall displays and wallscapes.

Our Americas segment generates revenues from local, regional and national sales.  Our advertising rates are based on a number of different factors including location, competition, size of display, illumination, market and gross ratings points.  Gross ratings points are the total number of impressions delivered, expressed as a percentage of a market population, of a display or group of displays.  The number of impressions delivered by a display is measured by the number of people passing the site during a defined period of time.  For all of our billboards in the United States, we use independent, third-party auditing companies to verify the number of impressions delivered by a display.  “Reach” is the percent of a target audience exposed to an advertising message at least once during a specified period of time, typically during a period of four weeks.  “Frequency” is the average number of exposures an individual has to an advertising message during a specified period of time.  Out-of-home frequency is typically measured over a four-week period.

While location, price and availability of displays are important competitive factors, we believe that providing quality customer service and establishing strong client relationships are also critical components of sales.

In addition, we have long-standing relationships with a diversified group of advertising brands and agencies that allow us to diversify client accounts and establish continuing revenue streams.

International Sources of Revenue

Our International segment generated 56%, 54% and 54% of our revenue in 2011, 2010 and 2009, respectively.  International revenue is derived from the sale of traditional advertising copy placed on our display inventory and electronic displays which are part of our network of digital displays.  Our International display inventory consists primarily of street furniture displays, billboards, transit displays and other out-of-home advertising displays, such as neon displays.  The following table shows the approximate percentage of revenue derived from each inventory category of our International segment:

	Year Ended December 31,
	2011	2010	2009
Street furniture displays	43%	42%	40%
Billboards (1)	27%	30%	32%
Transit displays	9%	8%	8%
Other (2)	21%	20%	20%
Total	100%	100%	100%

(1)	Includes revenue from posters and neon displays.

(2)
Includes advertising revenue from mall displays, other small displays, and non-advertising revenue from sales of street furniture equipment, cleaning and maintenance services, operation of Smartbike schemes and production revenue.

Our International segment generates revenues worldwide from local, regional and national sales. Similar to our Americas business, advertising rates generally are based on the gross ratings points of a display or group of displays. The number of impressions delivered by a display, in some countries, is weighted to account for such factors as illumination, proximity to other displays and the speed and viewing angle of approaching traffic.

While location, price and availability of displays are important competitive factors, we believe that providing quality customer service and establishing strong client relationships are also critical components of sales.  Our entrepreneurial culture allows local management to operate their markets as separate profit centers, encouraging customer cultivation and service.

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our Class A common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “CCO.”  There were 79 shareholders of record as of January 31, 2012.  This figure does not include an estimate of the indeterminate number of beneficial holders whose shares may be held of record by brokerage firms and clearing agencies.  The following table sets forth, for the calendar quarters indicated, the reported high and low sales prices of our Class A common stock as reported on the NYSE:

	Class A			Class A
	Common Stock Market Price			Common Stock Market Price
	High	Low		High	Low
2011			2010
First Quarter	$15.47	$12.80	First Quarter	$12.10	$9.00
Second Quarter	15.38	12.70	Second Quarter	13.25	8.43
Third Quarter	13.67	9.31	Third Quarter	11.99	8.08
Fourth Quarter	12.60	8.66	Fourth Quarter	14.46	10.97

There is no established public trading market for our Class B common Stock.  There were 315,000,000 Class B common shares outstanding on January 31, 2012.  Clear Channel Communications indirectly holds all of the shares of Class B common stock outstanding, representing approximately 89% of the shares outstanding and approximately 99% of the voting power.  The holders of our Class A common stock and Class B common stock have identical rights, except holders of our Class A common stock are entitled to one vote per share while holders of Class B common stock are entitled to 20 votes per share.  The Class B shares of common stock are convertible, at the option of the holder at any time or upon any transfer, into shares of Class A common stock on a one-for-one basis, subject to certain limited exceptions.

Dividend Policy

As of December 31, 2011, we have never paid dividends on our Class A common stock and our ability to pay dividends on our common stock is subject to restrictions should we seek to do so in the future.  We are a holding company with no independent operations and no significant assets other than the stock of our subsidiaries.  We, therefore, are dependent on the receipt of dividends or other distributions from our subsidiaries to pay dividends.  In addition, the indenture governing our Series B senior notes contains restrictions on our ability to pay dividends.  If we were to declare and pay cash dividends in the future, holders of our Class A common stock and Class B common stock would share equally, on a per share basis, in any such cash dividend.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Sources of Capital — Clear Channel Worldwide Holdings Senior Notes” and Note 6 to the Consolidated Financial Statements.

Sales of Unregistered Securities

We did not sell any equity securities during 2011 that were not registered under the Securities Act of 1933.

Purchases of Equity Securities

The following table sets forth the purchases made during the quarter ended December 31, 2011 by us or on our behalf or by or on behalf of an affiliated purchaser of shares of our Class A common stock registered pursuant to Section 12 of the Exchange Act:

Period	Total Number of Shares Purchased (1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	394	$10.84	—		(2)
November 1 through November 30	555,721	$10.35	555,721		(2)
December 1 through December 31	15,581	$11.66	—		(2)
Total	571,696	$10.38	555,721	$83,627,310	(2)

(1)
The shares indicated consist of (a) 15,975 shares tendered by employees to us during the three months ended December 31, 2011 to satisfy the employees’ tax withholding obligations in connection with the vesting and release of restricted shares, which are repurchased by us based on their fair market value on the date the relevant transaction occurs and (b) 555,721 shares of our Class A common stock purchased pursuant to a stock purchase program, as described in footnote (2) below.

(2)
On August 9, 2010, Clear Channel Communications announced that its board of directors approved a stock purchase program under which Clear Channel Communications or its subsidiaries may purchase up to an aggregate of $100 million of our Class A common stock and/or the Class A common stock of CC Media Holdings. No shares of the Class A common stock of CC Media Holdings were purchased under the stock purchase program during the three months ended December 31, 2011.  However, during the three months ended December 31, 2011, a subsidiary of Clear Channel Communications purchased $5,749,343 of our Class A common stock (555,721 shares) through open market purchases, which, together with previous purchases under the program, leaves an aggregate of $83,627,310 available under the stock purchase program to purchase the Class A common stock of CC Media Holdings and/or our Class A common stock. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at Clear Channel Communications’ discretion.

ITEM 6.                      SELECTED FINANCIAL DATA

The following tables set forth our summary historical consolidated financial and other data as of the dates and for the periods indicated. The summary historical financial data are derived from our audited consolidated financial statements. Certain prior period amounts have been reclassified to conform to the 2011 presentation.  Historical results are not necessarily indicative of the results to be expected for future periods.   Acquisitions and dispositions impact the comparability of the historical consolidated financial data reflected in this schedule of Selected Financial Data.

The summary historical consolidated financial and other data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto located within Item 8 of Part II of the Annual Report on Form 10-K.  The statement of operations for the year ended December 31, 2008 is comprised of two periods: post-merger and pre-merger.  We applied purchase accounting adjustments to the opening balance sheet on July 31, 2008 as the merger occurred at the close of business on July 30, 2008. The merger resulted in a new basis of accounting beginning on July 31, 2008.

(In thousands)	For the Years Ended December 31,
	2011	2010	2009	2008	2007 (1)
	Post-Merger	Post-Merger	Post-Merger	Combined	Pre-Merger
Results of Operations Data:
Revenue	$3,003,874	$2,797,994	$2,698,024	$3,289,287	$3,281,836
Operating expenses:
Direct operating expenses	1,638,801	1,559,972	1,625,083	1,882,136	1,734,845
Selling, general and administrative expenses	540,872	494,656	484,404	606,370	537,994
Corporate expenses	90,205	107,596	65,247	71,045	66,080
Depreciation and amortization	432,035	413,588	439,647	472,350	399,483
Impairment charges (2)	7,614	11,493	890,737	3,217,649	—
Other operating income (expense) — net	8,591	(23,753)	(8,231)	15,848	11,824
Operating income (loss)	302,938	186,936	(815,325)	(2,944,415)	555,258
Interest expense — net (including interest on debt with Clear Channel Communications)	196,976	219,993	154,195	161,650	157,881
Loss on marketable securities	(4,827)	(6,490)	(11,315)	(59,842)	—
Equity in earnings (loss) of nonconsolidated affiliates	6,029	(9,936)	(31,442)	68,733	4,402
Other income (expense)— net	(649)	(5,335)	(9,368)	25,479	10,113
Income (loss) before income taxes	106,515	(54,818)	(1,021,645)	(3,071,695)	411,892
Income tax benefit (expense)	(43,296)	(21,599)	149,110	220,319	(146,641)
Consolidated net income (loss)	63,219	(76,417)	(872,535)	(2,851,376)	265,251
Less amount attributable to noncontrolling interest	20,273	11,106	(4,346)	(293)	19,261
Net income (loss) attributable to the Company	$42,946	$(87,523)	$(868,189)	$(2,851,083)	$245,990

(In thousands, except per share data)	For the Years Ended December 31,
	2011	2010	2009	2008	2007 (1)
	Post-Merger	Post-Merger	Post-Merger	Combined	Pre-Merger
Net income (loss) attributable to the Company per common share:
Basic	$0.11	$(0.26)	$(2.46)	$(8.03)	$0.69
Weighted average common shares	355,907	355,568	355,377	355,233	354,838

Diluted	$0.11	$(0.26)	$(2.46)	$(8.03)	$0.69
Weighted average common shares	356,528	355,568	355,377	355,233	355,806

(In thousands)	As of December 31,
	2011	2010	2009	2008	2007 (1)
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger
Balance Sheet Data:
Current assets	$1,453,728	$1,550,493	$1,640,545	$1,554,652	$1,607,107
Property, plant and equipment – net	2,246,710	2,297,724	2,440,638	2,586,720	2,244,108
Total assets	7,088,185	7,076,565	7,192,422	8,050,761	5,935,604
Current liabilities	720,983	765,936	771,093	791,865	921,292
Long-term debt, including current maturities	2,545,909	2,563,809	2,608,878	2,601,854	2,682,021
Shareholders’ equity	2,740,227	2,708,055	2,761,377	3,543,823	2,198,594
(1)
Effective January 1, 2007, we adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, codified in ASC 740-10.  In accordance with the provisions of ASC 740-10, the effects of adoption were accounted for as a cumulative-effect adjustment recorded to the balance of retained earnings on the date of adoption.

(2)
We recorded non-cash impairment charges of $7.6 million and $11.5 million during 2011 and 2010, respectively.  We also recorded non-cash impairment charges of $890.7 million in 2009 and $3.2 billion in 2008 as a result of the global economic downturn which adversely affected advertising revenues across our businesses.  Our impairment charges are discussed more fully in Item 8 of Part II of the Annual Report on Form 10-K.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Clear Channel Communications’ Merger

On July 30, 2008, Clear Channel Communications, Inc. (“Clear Channel Communications”), our parent company, completed its merger with a subsidiary of CC Media Holdings, Inc. (“CC Media Holdings”), a company formed by a group of private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. (together, the “Sponsors”).  Clear Channel Communications is now owned indirectly by CC Media Holdings.  The merger was accounted for as a purchase business combination in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations, and Emerging Issues Task Force Issue 88-16, Basis in Leveraged Buyout Transactions.  ASC 805-50-S99-1 requires the application of push down accounting in situations where the ownership of an entity has changed.  As a result, the post-merger financial statements reflect a new basis of accounting.  A portion of the consideration paid was allocated to the assets and liabilities acquired at their respective fair values at July 30, 2008.  The remaining portion was recorded at the continuing shareholders basis, due to the fact that certain shares of Clear Channel Communications were exchanged for shares of CC Media Holdings’ Class A common stock.  Excess consideration after this allocation was recorded as goodwill.

Format of Presentation

Management’s discussion and analysis of our results of operations and financial condition (“MD&A”) should be read in conjunction with the consolidated financial statements and related footnotes.  Our discussion is presented on both a consolidated and segment basis.  Our reportable operating segments are Americas outdoor advertising (“Americas”) and International outdoor advertising (“International”).  Our Americas and International segments provide outdoor advertising services in their respective geographic regions using various digital and traditional display types.

We manage our operating segments primarily focusing on their operating income, while Corporate expenses, Impairment charges, Other operating income (expense) - net, Interest expense, Loss on marketable securities, Equity in earnings (loss) of nonconsolidated affiliates, Other income (expense) – net and Income tax benefit (expense) are managed on a total company basis and are, therefore, included only in our discussion of consolidated results.

Certain prior period amounts have been reclassified to conform to the 2011 presentation.

Description of Our Business

Our revenue is derived from selling advertising space on the displays we own or operate in key markets worldwide, consisting primarily of billboards, street furniture and transit displays.  Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as alternatives to traditional methods of displaying our clients’ advertisements. We are currently installing these technologies in certain markets, both domestically and internationally.

We own the majority of our advertising displays, which typically are located on sites that we either lease or own or for which we have acquired permanent easements.  Our advertising contracts with clients typically outline the number of displays reserved, the duration of the advertising campaign and the unit price per display.

Management typically monitors our business by reviewing the average rates, average revenue per display, or yield, occupancy, and inventory levels of each of our display types by market.

The significant expenses associated with our operations include (i) direct production, maintenance and installation expenses, (ii) site lease expenses for land under our displays and (iii) revenue-sharing or minimum guaranteed amounts payable under our billboard, street furniture and transit display contracts.  Our direct production, maintenance and installation expenses include costs for printing, transporting and changing the advertising copy on our displays, the related labor costs, the vinyl and paper costs, electricity costs and the costs for cleaning and maintaining our displays.  Vinyl and paper costs vary according to the complexity of the advertising copy and the quantity of displays.  Our site lease expenses include lease payments for use of the land under our displays, as well as any revenue-sharing arrangements or minimum guaranteed amounts payable that we may have with the landlords.  The terms of our site leases and revenue-sharing or minimum guaranteed contracts generally range from one to 20 years.

Americas

Our advertising rates are based on a number of different factors including location, competition, size of display, illumination, market and gross ratings points.  Gross ratings points are the total number of impressions delivered by a display or group of displays, expressed as a percentage of a market population.  The number of impressions delivered by a display is measured by the number of people passing the site during a defined period of time.  For all of our billboards in the United States, we use independent, third-party auditing companies to verify the number of impressions delivered by a display.

Client contract terms typically range from four weeks to one year for the majority of our display inventory in the United States.  Generally, we own the street furniture structures and are responsible for their construction and maintenance.  Contracts for the right to place our street furniture and transit displays and sell advertising space on them are awarded by municipal and transit authorities in competitive bidding processes governed by local law or are negotiated with private transit operators.  Generally, these contracts have terms ranging from 10 to 20 years.

International

Similar to our Americas business, advertising rates generally are based on the gross ratings points of a display or group of displays. The number of impressions delivered by a display, in some countries, is weighted to account for such factors as illumination, proximity to other displays and the speed and viewing angle of approaching traffic.  In addition, because our International operations are conducted in foreign markets, primarily Europe and Asia, management reviews the operating results from our foreign operations on a constant dollar basis.  A constant dollar basis allows for comparison of operations independent of foreign exchange movements.

Our International display inventory is typically sold to clients through network packages, with client contract terms typically ranging from one to two weeks with terms of up to one year available as well.  Internationally, contracts with municipal and transit authorities for the right to place our street furniture and transit displays typically provide for terms ranging from three to 15 years. The major difference between our International and Americas street furniture businesses is in the nature of the municipal contracts.  In our International business, these contracts typically require us to provide the municipality with a broader range of metropolitan amenities in exchange for which we are authorized to sell advertising space on certain sections of the structures we erect in the public domain.  A different regulatory environment for billboards and competitive bidding for street furniture and transit display contracts, which constitute a larger portion of our business internationally, may result in higher site lease costs in our International business.  As a result, our margins are typically lower in our International business than in the Americas.

Macroeconomic Indicators

Our advertising revenue for our Americas and International segments is highly correlated to changes in gross domestic product (“GDP”) as advertising spending has historically trended in line with GDP. According to the U.S. Department of Commerce, estimated U.S. GDP growth for 2011 was 1.7%. Internationally, our results are impacted by fluctuations in foreign currency exchange rates as well as the economic conditions in the foreign markets in which we have operations.

Executive Summary

The key highlights of our business for the year ended December 31, 2011 are summarized below:

•	Consolidated revenue increased $205.9 million during 2011 compared to 2010.
•
Americas revenue increased $46.6 million during 2011compared to 2010, driven by revenue growth across our bulletin, airport and shelter displays, particularly digital displays. During 2011, we deployed 242 digital billboards in the United States, compared to 158 for 2010. We continue to see opportunities to invest in digital displays and expect our digital display deployments will continue throughout 2012.

•
International revenue increased $159.3 million during 2011 compared to 2010, primarily as a result of increased street furniture revenues and the effects of movements in foreign exchange. The weakening of the U.S. Dollar throughout 2011 has significantly contributed to revenue growth in our International business. The revenue increase attributable to movements in foreign exchange was $82.0 million for 2011.

The key highlights of our business for the year ended December 31, 2010 are summarized below:

•	Consolidated revenue increased $100.0 million during 2010 compared to 2009, primarily as a result of improved economic conditions.
•	Americas revenue increased $51.9 million during 2010 compared to 2009, driven by revenue growth across our advertising inventory, particularly digital.
•
International revenue increased $48.1 million during 2010 compared to 2009, primarily as a result of increased revenue from street furniture across most countries, partially offset by a decrease from movements in foreign exchange of $10.3 million.

•	During 2010, we received $51.0 million in Federal income tax refunds.
•
On October 15, 2010, we transferred our interest in our Branded Cities operations to our joint venture partner, The Ellman Companies.  We recorded a loss of $25.3 million in “Other operating income (expense) – net” related to the transfer.

Relationship with Clear Channel Communications

There are several agreements which govern our relationship with Clear Channel Communications including the Master Agreement, Corporate Services Agreement, Employee Matters Agreement and Tax Matters Agreement.  Clear Channel Communications has the right to terminate these agreements in various circumstances.  As of the date of the filing of the Annual Report on Form 10-K, no notice of termination of any of these agreements has been received from Clear Channel Communications.  Our agreements with Clear Channel Communications continue under the same terms and conditions subsequent to Clear Channel Communications’ merger.

In accordance with the Master Agreement, our branch managers follow a corporate policy allowing Clear Channel Communications to use, without charge, Americas’ displays they believe would otherwise be unsold.  Our sales personnel receive partial revenue credit for that usage for compensation purposes.  This partial revenue credit is not included in our reported revenue.  Clear Channel Communications bears the cost of producing the advertising and we bear the costs of installing and removing this advertising.  In 2011, we estimated this discounted revenue would have been less than 1% of our Americas revenue.

Under the Corporate Services Agreement, Clear Channel Communications provides management services to us.  These services are charged to us based on actual direct costs incurred or allocated by Clear Channel Communications based on headcount, revenue or other factors on a pro rata basis.  For the years ended December 31, 2011, 2010 and 2009, we recorded approximately $26.4 million, $38.1 million and $28.5 million, respectively, as a component of corporate expenses for these services.

On August 9, 2010, Clear Channel Communications announced that its board of directors approved a stock purchase program under which Clear Channel Communications or its subsidiaries may purchase up to an aggregate of $100 million of our Class A common stock and/or the Class A common stock of CC Media Holdings.  No shares of the Class A common stock of CC Media Holdings were purchased under the stock purchase program during the year ended December 31, 2011. However, during the year ended December 31, 2011, a subsidiary of Clear Channel Communications purchased $16.4 million of our Class A common stock (1,553,971 shares) through open market purchases, leaving an aggregate of $83.6 million available under the stock purchase program to purchase the Class A common stock of CC Media Holdings and/or our Class A common stock. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at Clear Channel Communications’ discretion.

RESULTS OF OPERATIONS

Consolidated Results of Operations

The comparison of our historical results of operations for the year ended December 31, 2011 to the year ended December 31, 2010 is as follows:

(In thousands)	Years Ended December 31,		%
	2011	2010	Change
Revenue	$3,003,874	$2,797,994	7%
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,638,801	1,559,972	5%
Selling, general and administrative expenses (excludes depreciation and amortization)	540,872	494,656	9%
Corporate expenses (excludes depreciation and amortization)	90,205	107,596	(16%)
Depreciation and amortization	432,035	413,588	5%
Impairment charges	7,614	11,493
Other operating income (expense) – net	8,591	(23,753)
Operating income	302,938	186,936
Interest expense	242,435	239,453
Interest income on Due From Clear Channel Communications	45,459	19,460
Loss on marketable securities	(4,827)	(6,490)
Equity in earnings (loss) of nonconsolidated affiliates	6,029	(9,936)
Other expense – net	(649)	(5,335)
Income (loss) before income taxes	106,515	(54,818)
Income tax expense	(43,296)	(21,599)
Consolidated net income (loss)	63,219	(76,417)
Less amount attributable to noncontrolling interest	20,273	11,106
Net income (loss) attributable to the Company	$42,946	$(87,523)

Consolidated Revenue

Our consolidated revenue increased $205.9 million during 2011 compared to 2010.  Americas revenue increased $46.6 million, driven by increases in revenue across bulletin, airport and shelter displays, particularly digital displays, as a result of our continued deployment of new digital displays and increased rates. Our International revenue increased $159.3 million, primarily from increased street furniture revenue across our markets and an $82.0 million increase from the impact of movements in foreign exchange.

Consolidated Direct Operating Expenses

Direct operating expenses increased $78.8 million during 2011 compared to 2010.  Americas direct operating expenses increased $18.6 million, primarily due to increased site lease expense associated with higher airport and bulletin revenue, particularly digital displays, and the increased deployment of digital displays. Direct operating expenses in our International segment increased $60.2 million, primarily from a $52.0 million increase from movements in foreign exchange.

Consolidated Selling, General and Administrative (“SG&A”) Expenses

SG&A expenses increased $46.2 million during 2011 compared to 2010. SG&A expenses increased $6.4 million in our Americas segment, which was primarily as a result of increased commission expense associated with the increase in revenue. Our International SG&A expenses increased $39.8 million primarily due to a $15.9 million increase from movements in foreign exchange, a $6.5 million increase related to the unfavorable impact of litigation and increased selling and marketing expenses associated with the increase in revenue.

Corporate Expenses

Corporate expenses decreased by $17.4  million during 2011 compared to 2010, primarily due to a decrease in bonus expense related to our variable compensation plans and general corporate infrastructure support services being offset by an increase in divisional corporate expenses.

Depreciation and Amortization

Depreciation and amortization increased $18.4 million during 2011 compared to 2010, primarily due to increases in accelerated depreciation and amortization related to the removal of various structures, including the removal of traditional billboards in connection with the continued deployment of digital billboards. In addition, movements in foreign exchange contributed an increase of $7.4 million during 2011.

Impairment Charges

We performed our annual impairment test on October 1, 2011 on our goodwill, billboard permits and other intangible assets and recorded impairment charges of $7.6 million.  We also performed our annual impairment test on October 1, 2010 and recorded impairment charges of $11.5 million.  Please see Note 2 to the consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K for a further description of the impairment charges.

Other Operating Income (Expense) – Net

        Other operating income of $8.6 million in 2011 primarily related to proceeds received from condemnations of bulletins.

Other operating expense of $23.8 million for 2010 primarily related to a $25.3 million loss recorded as a result of the transfer of our interest in our Branded Cities business.

Interest Income on Due From Clear Channel Communications

Interest income increased $26.0 million during 2011 compared to 2010 due to the increase in the Due from Clear Channel Communications during 2011.  In connection with the issuance of the Clear Channel Worldwide Holdings Notes (“CCWH Notes”) in 2009 described elsewhere in this MD&A, we and Clear Channel Communications modified the terms of the revolving promissory notes (recorded as Due from/to Clear Channel Communications account on the consolidated balance sheets) to change the interest rate on each revolving promissory note to equal the interest rate on the CCWH Notes, which bear interest at a fixed rate of 9.25% per annum.

Loss on Marketable Securities

The loss on marketable securities of $4.8 million and $6.5 million during 2011 and 2010, respectively, primarily related to the impairment of Independent News & Media PLC (“INM”).  The fair value of INM was below cost for an extended period of time.  As a result, we considered the guidance in ASC 320-10-S99 and reviewed the length of the time and the extent to which the market value was less than cost, the financial condition and the near-term prospects of the issuer.  After this assessment, we concluded that the impairment at each date was other than temporary and recorded non-cash impairment charges to our investment in INM, as noted above.

Equity in Earnings (Loss) of Nonconsolidated Affiliates

Equity in loss of nonconsolidated affiliates of $9.9 million for 2010 included an $8.3 million impairment related to an equity investment in our International segment.

Other Expense – Net

Other expense recorded for 2011 and 2010 primarily related to foreign exchange transaction gains/losses on short-term intercompany accounts.

Income Tax Expense

Our operations are included in a consolidated income tax return filed by Clear Channel Communications for pre-merger periods and CC Media Holdings for post-merger periods.  However, for our financial statements, our provision for income taxes was computed as if we file separate consolidated Federal income tax returns with our subsidiaries.

Our effective tax rate for 2011 was 40.6%, primarily impacted by the Company’s inability to benefit losses in certain foreign jurisdictions as well as additional tax expense recorded for interest on uncertain tax positions.  The effects of the items mentioned above were partially offset by a reduction in tax expense recorded during 2011 related to the settlement of U.S. Federal and state tax examinations during the year.

Our effective tax rate for 2010 was (39.4%), primarily impacted by the Company’s inability to benefit from tax losses in certain foreign jurisdictions due to the uncertainty of the ability to utilize those losses in future years.  In addition, we recorded a valuation allowance of $13.6 million in 2010 against deferred tax assets related to capital allowances in foreign jurisdictions due to the uncertainty of the ability to realize those assets in future periods.

Americas Results of Operations

Our Americas operating results were as follows:

(In thousands)	Years Ended December 31,		%
	2011	2010	Change
Revenue	$1,336,592	$1,290,014	4%
Direct operating expenses	607,210	588,592	3%
SG&A expenses	225,217	218,776	3%
Depreciation and amortization	222,554	209,127	6%
Operating income	$281,611	$273,519	3%

Our Americas revenue increased $46.6 million during 2011 compared to 2010, driven primarily by revenue increases from bulletin, airport and shelter displays, and particularly digital displays. Bulletin revenues increased primarily due to digital growth driven by the increased number of digital displays, in addition to increased rates. Airport and shelter revenues increased primarily on higher average rates.

Direct operating expenses increased $18.6 million, primarily due to increased site lease expense associated with higher airport and bulletin revenue, particularly digital displays, and the increased deployment of digital displays. SG&A expenses increased $6.4 million, primarily as a result of increased commission expense associated with the increase in revenue.

Depreciation and amortization increased $13.4 million, primarily due to increases in accelerated depreciation and amortization related to the removal of various structures, including the removal of traditional billboards in connection with the continued deployment of digital billboards.

International Results of Operations

Our International operating results were as follows:

(In thousands)	Years Ended December 31,		%
	2011	2010	Change
Revenue	$1,667,282	$1,507,980	11%
Direct operating expenses	1,031,591	971,380	6%
SG&A expenses	315,655	275,880	14%
Depreciation and amortization	208,410	204,461	2%
Operating income	$111,626	$56,259	98%

International revenue increased $159.3 million during 2011 compared to 2010, primarily as a result of increased street furniture revenue across most of our markets. Improved yields and additional displays contributed to the revenue increase in China, and improved yields in combination with a new contract drove the revenue increase in Sweden. The increases from street furniture were partially offset by declines in billboard revenue across several of our markets, primarily Italy and the U.K. Foreign exchange movements resulted in an $82.0 million increase in revenue.

Direct operating expenses increased $60.2 million, attributable to a $52.0 million increase from movements in foreign exchange. In addition, increased site lease expense of $10.7 million associated with the increase in revenue was partially offset by an $8.8 million decline in restructuring expenses. SG&A expenses increased $39.8 million primarily due to a $15.9 million increase from movements in foreign exchange, a $6.5 million increase related to the unfavorable impact of litigation and higher selling expenses associated with the increase in revenue.

Consolidated Results of Operations

The comparison of our historical results of operations for the year ended December 31, 2010 to the year ended December 31, 2009 is as follows:

(In thousands)	Years Ended December 31,		%
	2010	2009	Change
Revenue	$2,797,994	$2,698,024	4%
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,559,972	1,625,083	(4%)
Selling, general and administrative expenses (excludes depreciation and amortization)	494,656	484,404	2%
Corporate expenses (excludes depreciation and amortization)	107,596	65,247	65%
Depreciation and amortization	413,588	439,647	(6%)
Impairment charges	11,493	890,737
Other operating expense – net	(23,753)	(8,231)
Operating income (loss)	186,936	(815,325)
Interest expense	239,453	154,919
Interest income on Due From Clear Channel Communications	19,460	724
Loss on marketable securities	(6,490)	(11,315)
Equity in loss of nonconsolidated affiliates	(9,936)	(31,442)
Other expense – net	(5,335)	(9,368)
Loss before income taxes	(54,818)	(1,021,645)
Income tax benefit (expense)	(21,599)	149,110
Consolidated net loss	(76,417)	(872,535)
Less amount attributable to noncontrolling interest	11,106	(4,346)
Net loss attributable to the Company	$(87,523)	$(868,189)

Consolidated Revenue

Consolidated revenue increased $100.0 million during 2010 compared to 2009.  Americas revenue increased $51.9 million, driven by revenue increases across most of our advertising inventory, particularly digital.  Our International revenue increased $48.1 million, primarily due to revenue growth from street furniture across most countries, partially offset by a $10.3 million decrease from the effects of movements in foreign exchange.

Consolidated Direct Operating Expenses

Direct operating expenses decreased $65.1 million during 2010 compared to 2009.  Americas direct operating expenses decreased $19.5 million, primarily as a result of the disposition of our taxi advertising business (as described in the “Disposition of Taxi Business” section within this MD&A), partially offset by an increase in site lease expenses associated with the increase in revenue.  Direct operating expenses in our International segment decreased $45.6 million, primarily as a result of a $20.4 million decline in expenses incurred in connection with our restructuring program in addition to decreased site lease expenses associated with cost savings from our restructuring program, and included an $8.2 million decrease from movements in foreign exchange.

Consolidated SG&A Expenses

Our SG&A expenses increased $10.3 million during 2010 compared to 2009.  SG&A expenses increased $16.6 million in our Americas segment, primarily as a result of increased selling and marketing costs associated with the increase in revenue in addition to the unfavorable impact of litigation.  Our International SG&A expenses decreased $6.3 million, primarily as a result of a decrease in business tax related to a change in French tax law, and included a $2.3 million decrease from movements in foreign exchange.

Corporate Expenses

Corporate expenses increased $42.3 million during 2010 compared to 2009, primarily due to increases in bonus expense from improved operating performance and increases related to headcount from centralization efforts and the expansion of corporate capabilities.

Depreciation and Amortization

Depreciation and amortization decreased $26.1 million during 2010 compared to 2009, primarily as a result of assets in our International segment that became fully amortized during 2009.

Impairment Charges

We performed our annual impairment test on October 1, 2010 on our goodwill, billboard permits and other intangible assets and recorded impairment charges of $11.5 million.  We also performed impairment tests in 2009 on our goodwill, billboard permits and other intangible assets and recorded impairment charges of $890.7 million.  Please see the notes to the consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K for a further description of the impairment charges.

A rollforward of our goodwill balance from December 31, 2008 through December 31, 2009 by reporting unit is as follows:

(In thousands)	Balances as of December 31, 2008	Acquisitions	Dispositions		Foreign Currency		Impairment	Adjustments	Balances as of December 31, 2009

United States Outdoor Markets	$824,730	$2,250	$	―	$	―	$(324,892)	$69,844	$571,932
Switzerland	56,885	―		―		1,276	(7,827)	―	50,334
Ireland	14,285	―		―		223	(12,591)	―	1,917
Baltics	10,629	―		―		―	(10,629)	―	—
Americas – Mexico	8,729	―		―		7,440	(10,085)	(442)	5,642
Americas – Chile	3,964	―		―		4,417	(8,381)	―	—
Americas – Peru	45,284	―		―		―	(37,609)	―	7,675
Americas – Brazil	4,971	―		―		4,436	(9,407)	―	―
All Others – International	205,744	110		―		15,913	(42,717)	45,042	224,092
Americas – Canada	4,920	―		―		―	―	(4,920)	―
	$1,180,141	$2,360		$—		$33,705	$(464,138)	$109,524	$861,592

Other Operating Expense – Net

Other operating expense of $23.8 million for 2010 primarily related to a $25.3 million loss recorded as a result of the transfer of our interest in our Branded Cities business.

Other operating expense for 2009 was $8.2 million and primarily related to a loss of $20.9 million on the sale of our taxi advertising business.  The loss was partially offset by a $10.1 million gain on the sale of Americas and International assets.

Interest Expense

Interest expense increased $84.5 million during 2010 compared to 2009.  The increase was primarily attributable to the issuance by our subsidiary, Clear Channel Worldwide Holdings, Inc. (“CCWH”), of $2.5 billion aggregate principal amount of senior notes in December 2009 (the “CCWH Notes”), which bear interest at a fixed rate of 9.25% per annum.  The senior notes were issued at a higher interest rate than the $2.5 billion note to Clear Channel Communications, which was prepaid and retired in December 2009.

Interest Income on Due From Clear Channel Communications

Interest income increased $18.7 million during 2010 compared to 2009.  In connection with the issuance of the CCWH Notes described elsewhere in this MD&A, we and Clear Channel Communications modified the terms of the revolving promissory notes (recorded as Due from/to Clear Channel Communications account on the consolidated balance sheets) to change the interest rate on each revolving promissory note to equal the interest rate on the CCWH Notes, which bear interest at a fixed rate of 9.25% per annum.  Prior to the amendment of the revolving promissory notes in December 2009, interest on the revolving promissory note owed by Clear Channel Communications accrued on the daily net positive cash position based upon the average one-month generic treasury bill rate.

Loss on Marketable Securities

The loss on marketable securities of $6.5 million and $11.3 million for 2010 and 2009, respectively, primarily related to the impairment of INM.  The fair value of INM was below cost for an extended period of time.  As a result, we considered the guidance in ASC 320-10-S99 and reviewed the length of the time and the extent to which the market was less than cost and the financial condition and near-term prospects of the issuer.  After this assessment, we concluded that the impairment at each date was other than temporary and recorded non-cash impairment charges to our investment in INM, as noted above.

Equity in Loss of Nonconsolidated Affiliates

Equity in loss of nonconsolidated affiliates in 2010 included an $8.3 million impairment related to an equity investment in our International segment.  Equity in loss of nonconsolidated affiliates of $31.4 million for 2009 primarily related to a $22.9 million impairment of equity investments in our International segment.

Other Expense – Net

Other expense recorded for 2010 and 2009 primarily related to foreign exchange transaction gains/losses on short-term intercompany accounts.

Income Tax Benefit (Expense)

Our effective tax rate for 2010 was (39.4%), primarily impacted by the Company’s inability to benefit from tax losses in certain foreign jurisdictions due to the uncertainty of the ability to utilize those losses in future years.  In addition, we recorded a valuation allowance of $13.6 million in 2010 against deferred tax assets related to capital allowances in foreign jurisdictions due to the uncertainty of the ability to realize those assets in future periods.

Our effective tax rate for 2009 was 14.6% primarily due to the goodwill impairment charge, which is not deductible for tax purposes, along with our inability to benefit from tax losses in certain foreign jurisdictions as discussed above.

Americas Results of Operations

Disposition of Taxi Business

On December 31, 2009, our subsidiary, Clear Channel Outdoor, Inc. (“CCOI”), disposed of Clear Channel Taxi Media, LLC (“Taxis”), our taxi advertising business.  For the year ended December 31, 2009, Taxis contributed $41.5 million in revenue, $39.8 million in direct operating expenses and $10.5 million in SG&A expenses.

Our Americas operating results were as follows:

(In thousands)	Years Ended December 31,		%
	2010	2009	Change
Revenue	$1,290,014	$1,238,171	4%
Direct operating expenses	588,592	608,078	(3%)
SG&A expenses	218,776	202,196	8%
Depreciation and amortization	209,127	210,280	(1%)
Operating income	$273,519	$217,617	26%

Our Americas revenue increased $51.9 million during 2010 compared to 2009 as a result of revenue growth across most of our advertising inventory, particularly digital.  The increase was driven by increases in both occupancy and rate.  Partially offsetting the revenue increase was the decrease in revenue related to the sale of Taxis.

Our Americas direct operating expenses decreased $19.5 million during 2010 compared to 2009.  The decline in direct operating expenses was due to the disposition of Taxis, partially offset by a $20.2 million increase in site-lease expenses associated with the increase in revenue.  SG&A expenses increased $16.6 million as a result of a $6.3 million increase primarily related to the unfavorable impact of litigation, a $4.7 million increase in consulting costs and a $6.2 million increase primarily due to bonus and commission expenses associated with the increase in revenue, partially offset by the disposition of Taxis.

International Results of Operations

Our International operating results were as follows:

(In thousands)	Years Ended December 31,		%
	2010	2009	Change
Revenue	$1,507,980	$1,459,853	3%
Direct operating expenses	971,380	1,017,005	(4%)
SG&A expenses	275,880	282,208	(2%)
Depreciation and amortization	204,461	229,367	(11%)
Operating income (loss)	$56,259	$(68,727)	182%

Our International revenue increased $48.1 million during 2010 compared to 2009, primarily as a result of revenue growth from street furniture across most countries, partially offset by the exit from the businesses in Greece and India.  Foreign exchange movements negatively impacted revenue by $10.3 million.

Direct operating expenses in our International segment decreased $45.6 million during 2010 compared to 2009, primarily as a result of a $20.4 million decrease in expenses incurred in connection with our restructuring program and a $15.6 million decline in site-lease expenses associated with cost savings from our restructuring program.  Also contributing to the decreased expenses was the exit from the businesses in Greece and India and an $8.2 million decrease from movements in foreign exchange.  SG&A expenses decreased $6.3 million during 2010 compared to 2009, primarily as a result of a $5.4 million decrease in business tax related to a change in French tax law and a $2.3 million decrease from movements in foreign exchange.

Depreciation and amortization decreased $24.9 million during 2010 compared to 2009 primarily as a result of assets that became fully amortized during 2009.

Reconciliation of Segment Operating Income (Loss) to Consolidated Operating Income (Loss)

(In thousands)	Years Ended December 31,
	2011	2010	2009
Americas	$281,611	$273,519	$217,617
International	111,626	56,259	(68,727)
Impairment charges	(7,614)	(11,493)	(890,737)
Corporate (1)	(91,276)	(107,596)	(65,247)
Other operating income (expense) – net	8,591	(23,753)	(8,231)
Consolidated operating income (loss)	$302,938	$186,936	$(815,325)

(1)	Corporate expenses include expenses related to our Americas and International operating segments.

Share-Based Compensation Expense

As of December 31, 2011, there was $18.6 million of unrecognized compensation cost, net of estimated forfeitures, related to unvested share-based compensation arrangements that will vest based on service conditions.  This cost is expected to be recognized over a weighted average period of approximately three years.

The following table indicates non-cash compensation costs related to share-based payments for the years ended December 31, 2011, 2010 and 2009, respectively:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Americas	$7,601	$9,207	$7,977
International	3,165	2,746	2,412
Corporate	147	384	1,715
Total share-based compensation expense	$10,913	$12,337	$12,104

LIQUIDITY AND CAPITAL RESOURCES

The following discussion highlights cash flow activities during the years ended December 31, 2011, 2010 and 2009.

Cash Flows

(In thousands)	Year Ended December 31,
	2011	2010	2009
Cash provided by (used for):
Operating activities	$517,218	$525,217	$441,264
Investing activities	$(298,934)	$(198,705)	$(162,864)
Financing activities	$(298,744)	$(314,463)	$231,656

Operating Activities

2011

The decrease in cash flows from operations in 2011 compared to 2010 was primarily driven by declines in working capital and was partially offset by improved profitability, including a 7% increase in revenue.  Our net income, adjusted for $453.7 million of non-cash items, provided positive cash flows of $516.9 million in 2011.  Cash generated by higher operating income in 2011 compared to 2010 was offset by the decrease in accrued expenses in 2011 as a result of higher variable compensation payments in 2011 associated with our employee incentive programs based on 2010 operating performance.  In addition, in 2010 we received $51.0 million in U.S. Federal income tax refunds that increased cash flow from operations in 2010.

Non-cash items affecting our net income include depreciation and amortization, deferred taxes, gain or loss on disposal of operating assets, provision for doubtful accounts, share-based compensation, equity in earnings of nonconsolidated affiliates, amortization of deferred financing charges - net and other reconciling items – net as presented on the face of the statement of cash flows.

2010

The increase in cash flows from operations in 2010 compared to 2009 was primarily driven by improved profitability, including a 4% increase in revenue and a 3% decrease in direct operating and SG&A expenses.   Our cash paid for interest increased $81.1 million primarily due to the December 2009 issuance of $2.5 billion aggregate principal amount of senior notes at a higher rate than the $2.5 billion note to Clear Channel Communications, which was prepaid and retired in December 2009.  Partially offsetting the increased interest was the receipt of $51.0 million of Federal income tax refunds during the third quarter of 2010.

2009

The decline in cash flow from operations in 2009 compared to 2008 was primarily driven by an 18% decline in consolidated revenues associated with the weak economy and challenging advertising markets.  Our net loss adjusted for non-cash items of $1.3 billion provided positive cash flows of $411.8 million.  Changes in working capital provided an additional $29.4 million in operating cash flows for 2009.

Investing Activities

2011

Cash used for investing activities during 2011 primarily reflected capital expenditures of $291.1 million. We spent $131.1 million in our Americas segment primarily related to the construction of new digital billboards and $160.0 million in our International segment primarily related to new billboard and street furniture contracts and renewals of existing contracts.

2010

Cash used for investing activities during 2010 primarily reflected capital expenditures of $195.3 million, partially offset by proceeds of $7.8 million from the sale of International and Americas assets. We spent $96.7 million in our Americas segment primarily related to the construction of new digital billboards and $98.6 million in our International segment primarily related to new billboard and street furniture contracts and renewals of existing contracts.

2009

In 2009, we spent $84.4 million in our Americas segment for the purchase of property, plant and equipment mostly related to the construction of new billboards and $91.5 million in our International segment for the purchase of property, plant and equipment related to new billboard and street furniture contracts and renewals of existing contracts.  We also received proceeds of $11.3 million from the sale of International assets and $6.8 million from the sale of Americas assets.

Financing Activities

2011

Cash used for financing activities of $298.7 million for 2011 primarily reflected payments on credit facilities and long-term debt of $4.2 million and $20.1 million, respectively, and net transfers to Clear Channel Communications of $272.3 million.  The net transfers of cash to Clear Channel Communications represent the activity in the “Due from/to Clear Channel Communications” account.  This activity primarily relates to working capital.

2010

Cash used for financing activities of $314.5 million for 2010 primarily reflected payments on credit facilities and long-term debt of $47.1 million and $13.2 million, respectively, and net transfers to Clear Channel Communications of $260.5 million.

2009

Cash provided by financing activities of $231.7 million for 2009 primarily reflected the $2.5 billion proceeds from issuance of senior notes in addition to the $500.0 million repayment by Clear Channel Communications on the “Due from Clear Channel Communications” account offset by the prepayment and retirement of the $2.5 billion intercompany note due to Clear Channel Communications.  In addition, we purchased the remaining 15% interest in our fully consolidated subsidiary, Paneles Napsa S.A., for $13.0 million, and acquired an additional 5% interest in our fully consolidated subsidiary, Clear Channel Jolly Pubblicita SPA, for $12.1 million.

Clear Channel Communications’ Merger

Clear Channel Communications’ capitalization, liquidity and capital resources substantially changed due to the consummation of its merger on July 30, 2008.  Upon the closing of the merger, Clear Channel Communications incurred additional debt and became highly leveraged.  We are not borrowers or guarantors under Clear Channel Communications' credit agreements other than for direct borrowings by certain of our International subsidiaries pursuant to the $145.0 million sub-limit included in Clear Channel Communications’ $1.9 billion revolving credit facility and we are not a guarantor of any of Clear Channel Communications’ debt.  The obligations of these International subsidiaries that are borrowers under the revolving credit facility are guaranteed by certain of our material wholly-owned subsidiaries, and secured by substantially all of the assets of such borrowers and guarantors, subject to permitted liens and other exceptions. As of December 31, 2011, we had no outstanding borrowings under the $145.0 million sub-limit facility.  Clear Channel Communications had borrowed the entire sub-limit capacity as of December 31, 2011.

The interest rate on outstanding balances under the revolving credit facility is based upon LIBOR or, for Euro denominated borrowings, EURIBOR, plus, in each case, a margin.  See discussion below under “Liquidity and Capital Resources — Sources of Capital — Bank Credit Facility.”  A deterioration in the financial condition of Clear Channel Communications or borrowings by Clear Channel Communications under the $145.0 million sub-limit could also further increase our borrowing costs or impair our access to the capital markets because of our reliance on Clear Channel Communications for availability under this revolving credit facility.

We have a revolving promissory note issued by Clear Channel Communications to us in the amount of $656.0 million as of December 31, 2011 described more fully below under “Liquidity and Capital Resources — Sources of Capital – Promissory Notes with Clear Channel Communications.”  We are an unsecured creditor of Clear Channel Communications with respect to the revolving promissory note.

Also, so long as Clear Channel Communications maintains a significant interest in us, pursuant to the Master Agreement between Clear Channel Communications and us, Clear Channel Communications will have the option to limit our ability to incur debt or issue equity securities, among other limitations, which could adversely affect our ability to meet our liquidity needs.

Anticipated Cash Requirements

Our primary source of liquidity is cash on hand and cash flow from operations and the revolving promissory note with Clear Channel Communications.  Based on our current and anticipated levels of operations and conditions in our markets, we believe that cash on hand, cash flows from operations and borrowing capacity under or repayment of the revolving promissory note with Clear Channel Communications will enable us to meet our working capital, capital expenditure, debt service and other funding requirements for at least the next 12 months.  In addition, we expect to be in compliance with the covenants governing our indebtedness in 2012.  However, our anticipated results are subject to significant uncertainty and there can be no assurance that we will be able to maintain compliance with these covenants.  In addition, our ability to comply with these covenants may be affected by events beyond our control, including prevailing economic, financial and industry conditions.

Furthermore, in its Annual Report on Form 10-K filed with the SEC on February 21, 2012, Clear Channel Communications stated that it expects to be in compliance with the covenants in its material financing agreements in 2012.  Clear Channel Communications similarly stated in such Annual Report that its anticipated results are also subject to significant uncertainty and there can be no assurance that actual results will be in compliance with the covenants.  Moreover, Clear Channel Communications stated in such Annual Report that its ability to comply with the covenants in its material financing agreements may be affected by events beyond its control, including prevailing economic, financial and industry conditions.  As discussed therein, the breach of any covenants set forth in Clear Channel Communications’ financing agreements would result in a default thereunder, and an event of default would permit the lenders under a defaulted financing agreement to declare all indebtedness thereunder to be due and payable prior to maturity. Moreover, as discussed therein, the lenders under the revolving credit facility under Clear Channel Communications’ senior secured credit facilities would have the option to terminate their commitments to make further extensions of revolving credit thereunder. In addition, Clear Channel Communications stated in such Annual Report that if Clear Channel Communications is unable to repay its obligations under any secured credit facility, the lenders could proceed against any assets that were pledged to secure such facility.  Finally, Clear Channel Communications stated in such Annual Report that a default or acceleration under any of its material financing agreements could cause a default under other obligations that are subject to cross-default and cross-acceleration provisions.  If Clear Channel Communications were to become insolvent, we would be an unsecured creditor of Clear Channel Communications.  In such event, we would be treated the same as other unsecured creditors of Clear Channel Communications and, if we were not entitled to the cash previously transferred to Clear Channel Communications, or could not obtain such cash on a timely basis, we could experience a liquidity shortfall.

For so long as Clear Channel Communications maintains significant control over us, a deterioration in the financial condition of Clear Channel Communications could have the effect of increasing our borrowing costs or impairing our access to capital markets.  As of December 31, 2011, Clear Channel Communications had $1.2 billion recorded as “Cash and cash equivalents” on its consolidated balance sheets.

We frequently evaluate strategic opportunities both within and outside our existing lines of business.  We expect from time to time to pursue additional acquisitions and may decide to dispose of certain businesses.  These acquisitions or dispositions could be material.

Our ability to fund our working capital needs, debt service and other obligations depends on our future operating performance and cash flow.  If our future operating performance does not meet our expectations or our plans materially change in an adverse manner or prove to be materially inaccurate, we may need additional financing.  We may not be able to secure any such additional financing on terms favorable to us or at all.

Sources of Capital

As of December 31, 2011 and 2010, we had the following debt outstanding, net of cash and cash equivalents and amounts due from Clear Channel Communications:

(In millions)	As of December 31,
	2011	2010
CCWH Senior Notes	$2,500.0	$2,500.0
Other debt	45.9	63.8
Total debt	2,545.9	2,563.8
Less: Cash and cash equivalents	542.7	624.0
Less: Due from Clear Channel Communications	656.0	383.8
	$1,347.2	$1,556.0

We may from time to time repay our outstanding debt or seek to purchase our outstanding equity securities.  Such transactions, if any, will depend on prevailing market conditions, our liquidity requirements, contractual restrictions and other factors.

Bank Credit Facility ($145.0 million sub-limit within Clear Channel Communications’ $1.9 billion revolving credit facility)

In addition to cash flows from operations, another potential source of liquidity to us is through borrowings under a $145.0 million sub-limit included in Clear Channel Communications’ multicurrency $1.9 billion revolving credit facility with a maturity in July 2014.  Certain of our International subsidiaries may borrow under the sub-limit to the extent Clear Channel Communications has not already borrowed against this capacity and is in compliance with its covenants under the credit facility.  The obligations of these International subsidiaries that are borrowers under the revolving credit facility are guaranteed by certain of our material wholly-owned subsidiaries, and secured by substantially all of the assets of such borrowers and guarantors, subject to permitted liens and other exceptions.  As of December 31, 2011, we had no outstanding borrowings under the $145.0 million sub-limit facility.  Clear Channel Communications had borrowed the entire sub-limit capacity as of December 31, 2011.

Promissory Notes with Clear Channel Communications

As part of the day-to-day cash management services provided by Clear Channel Communications, we maintain accounts that represent net amounts due to or from Clear Channel Communications, which is recorded as “Due from/to Clear Channel Communications” on the consolidated balance sheet.  The accounts represent our revolving promissory note issued by us to Clear Channel Communications and the revolving promissory note issued by Clear Channel Communications to us in the face amount of $1.0 billion, or if more or less than such amount, the aggregate unpaid principal amount of all advances.  The accounts accrue interest and are generally payable on demand.  Included in the accounts are the net activities resulting from day-to-day cash management services provided by Clear Channel Communications.  As a part of these services, we maintain collection bank accounts swept daily into accounts of Clear Channel Communications (after satisfying the funding requirements of the Trustee Account).  In return, Clear Channel Communications funds our controlled disbursement accounts as checks or electronic payments are presented for payment.  Our claim in relation to cash transferred from our concentration account is on an unsecured basis and is limited to the balance of the “Due from Clear Channel Communications” account.  If Clear Channel Communications were to become insolvent, we would be an unsecured creditor of Clear Channel Communications with respect to the revolving promissory note issued by Clear Channel Communications to us.  At December 31, 2011 and 2010, the asset recorded in “Due from Clear Channel Communications” on the consolidated balance sheet was $656.0 million and $383.8 million, respectively.  The net interest income for the years ended December 31, 2011, 2010 and 2009 was $45.5 million, $19.5 million and $0.7 million, respectively.  At December 31, 2011, the fixed interest rate on the “Due from Clear Channel Communications” account was 9.25%.  At December 31, 2011, we had no borrowings under the revolving promissory note to Clear Channel Communications.

Unlike the management of cash from our U.S. based operations, the amount of cash, if any, which is transferred from our foreign operations to Clear Channel Communications is determined on a basis mutually agreeable to us and Clear Channel Communications, and not on a pre-determined basis.  In arriving at such mutual agreement, the reasonably foreseeable cash needs of our foreign operations are evaluated before a cash amount is considered as an excess or surplus amount for transfer to Clear Channel Communications.

Our working capital requirements and capital for general corporate purposes, including acquisitions and capital expenditures, may be provided to us by Clear Channel Communications, in its sole discretion, pursuant to a revolving promissory note issued by us to Clear Channel Communications.  Without the opportunity to obtain financing from Clear Channel Communications, we may need to obtain additional financing from banks, or through public offerings or private placements of debt or equity, strategic relationships or other arrangements at some future date.  As stated above, we may be unable to successfully obtain additional debt or equity financing on satisfactory terms or at all.

As long as Clear Channel Communications maintains a significant interest in us, pursuant to the Master Agreement between Clear Channel Communications and us, Clear Channel Communications will have the option to limit our ability to incur debt or issue equity securities, among other limitations, which could adversely affect our ability to meet our liquidity needs.  Under the Master Agreement with Clear Channel Communications, we are limited in our borrowing from third parties to no more than $400.0 million (including borrowings under the $145.0 million sub-limit of Clear Channel Communications’ $1.9 billion revolving credit facility).

Clear Channel Worldwide Holdings Senior Notes

CCWH has outstanding $500.0 million aggregate principal amount of Series A Senior Notes due 2017 (the “Series A Notes”) and $2.0 billion aggregate principal amount of Series B Senior Notes due 2017 (the “Series B Notes” and together with the Series A Notes, the “CCWH Notes”).  The CCWH Notes are guaranteed by us, CCOI, and certain of our other direct and indirect subsidiaries.

The CCWH Notes bear interest on a daily basis and contain customary provisions, including covenants requiring us to maintain certain levels of credit availability and limitations on incurring additional debt.

The CCWH Notes are senior obligations that rank pari passu in right of payment to all unsubordinated indebtedness of CCWH and the guarantees of the CCWH Notes rank pari passu in right of payment to all unsubordinated indebtedness of the guarantors.

The indentures governing the CCWH Notes require CCWH to maintain at least $100 million in cash or other liquid assets or have cash available to be borrowed under committed credit facilities consisting of (i) $50.0 million at the issuer and guarantor entities (principally the Americas segment) and (ii) $50.0 million at the non-guarantor subsidiaries (principally the International segment) (together the “Liquidity Amount”), in each case under the sole control of the relevant entity. In the event of a bankruptcy, liquidation, dissolution, reorganization, or similar proceeding of Clear Channel Communications for the period thereafter that is the shorter of such proceeding and 60 days, the Liquidity Amount shall be reduced to $50.0 million, with a $25.0 million requirement at the issuer and guarantor entities and a $25.0 million requirement at the non-guarantor subsidiaries.

In addition, interest on the CCWH Notes accrues daily and is payable into an account established by the trustee for the benefit of the bondholders (the “Trustee Account”). Failure to make daily payment on any day does not constitute an event of default so long as (a) no payment or other transfer by us or any of our subsidiaries shall have been made on such day under the cash management sweep with Clear Channel Communications and (b) on each semiannual interest payment date the aggregate amount of funds in the Trustee Account is equal to at least the aggregate amount of accrued and unpaid interest on the CCWH Notes.

        The indenture governing the Series A Notes contains covenants that limit our and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt to persons other than Clear Channel Communications and its subsidiaries or issue certain preferred stock;
•	create liens on our restricted subsidiaries assets to secure such debt;
•	create restrictions on the payment of dividends or other amounts to ourselves from our restricted subsidiaries that are not guarantors of the notes;
•	enter into certain transactions with affiliates;
•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of our assets;
•	sell certain assets, including capital stock of our subsidiaries, to persons other than Clear Channel Communications and its subsidiaries; and
•
purchase or otherwise effectively cancel or retire any of the Series A Notes if after doing so the ratio of (a) the outstanding aggregate principal amount of the Series A Notes to (b) the outstanding aggregate principal amount of the Series B Notes shall be greater than 0.250.

In addition, the indenture governing the Series A Notes provides that if CCWH (i) makes an optional redemption of the Series B Notes or purchases or makes an offer to purchase the Series B Notes at or above 100% of the principal amount thereof, then CCWH shall apply a pro rata amount to make an optional redemption or purchase a pro rata amount of the Series A Notes or (ii) makes an asset sale offer under the indenture governing the Series B Notes, then CCWH shall apply a pro rata amount to make an offer to purchase a pro rata amount of Series A Notes.

The indenture governing the Series A Notes does not include limitations on dividends, distributions, investments or asset sales.

The indenture governing the Series B Notes contains covenants that limit our and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt or issue certain preferred stock;
•	redeem, repurchase or retire our subordinated debt;
•	make certain investments;
•	create liens on our or our restricted subsidiaries’ assets to secure debt;
•	create restrictions on the payment of dividends or other amounts to ourselves from our restricted subsidiaries that are not guarantors of the CCWH Notes;
•	enter into certain transactions with affiliates;
•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of our assets;
•	sell certain assets, including capital stock of our subsidiaries;
•	designate our subsidiaries as unrestricted subsidiaries;
•	pay dividends, redeem or repurchase capital stock or make other restricted payments; and
•
purchase or otherwise effectively cancel or retire any of the Series B Notes if after doing so the ratio of (a) the outstanding aggregate principal amount of the Series A Notes to (b) the outstanding aggregate principal amount of the Series B Notes shall be greater than 0.250. This stipulation ensures, among other things, that as long as the Series A Notes are outstanding, the Series B Notes are outstanding.

The Series A Notes indenture and the Series B Notes indenture restrict our ability to incur additional indebtedness but permit us to incur additional indebtedness based on an incurrence test.  In order to incur additional indebtedness under this test, our debt to adjusted EBITDA ratios (as defined by the indentures) must be lower than 6.5:1 and 3.25:1 for total debt and senior debt, respectively.  The indentures contain certain other exceptions that allow us to incur additional indebtedness.  The Series B Notes indenture also permits us to pay dividends from the proceeds of indebtedness or the proceeds from asset sales if our debt to adjusted EBITDA ratios (as defined by the indentures) are lower than 6.0:1 and 3.0:1 for total debt and senior debt, respectively. The Series A Notes indenture does not limit our ability to pay dividends.  The Series B Notes indenture contains certain exceptions that allow us to incur additional indebtedness and pay dividends, including a $500 million exception for the payment of dividends.  We were in compliance with these covenants as of December 31, 2011.

Consolidated leverage, defined as total debt divided by EBITDA for the preceding four quarters was 3.2:1 at December 31, 2011, and senior leverage, defined as senior debt divided by EBITDA for the preceding four quarters was also 3.2:1 at December 31, 2011.  Our adjusted EBITDA of $807.7 million is calculated as operating income (loss) before depreciation, amortization, impairment charges and other operating income (expense) – net, plus non-cash compensation, and is further adjusted for the following: (i) an increase of $32.0 million for non-cash items; (ii) an increase of $21.0 million related to costs incurred in connection with the closure and/or consolidation of facilities, retention charges, consulting fees and other permitted activities; and (iii) an increase of $9.7 million for various other items.

Prior to the date of the closing of the CCWH Notes offering, we made a demand for and received repayment of $500.0 million on the “Due from Clear Channel Communications” account.  Following such repayment, we contributed $500.0 million to the capital of CCOI, which used the proceeds received by it to prepay $500.0 million of the “Debt with Clear Channel Communications” account.  Subsequent to this repayment, the outstanding balance of the “Debt with Clear Channel Communications” account was $2.0 billion.

A portion of the proceeds of the CCWH Notes offering were used to (i) pay the fees and expenses of the offering, (ii) fund $50.0 million of the Liquidity Amount (the $50.0 million Liquidity Amount of the non-guarantor subsidiaries was satisfied) and (iii) make a voluntary prepayment of the remaining $2.0 billion outstanding balance (which is equal to the aggregate principal amount of the Series B Notes) under the note due to Clear Channel Communications and subsequently retire the “Debt with Clear Channel Communications”, with the balance of the proceeds available to CCOI for general corporate purposes.

 In this regard, CCOI could use all of the remaining proceeds to pay dividends to us.  In turn, we could declare a dividend to our shareholders, of which Clear Channel Communications would receive its proportionate share. Payment of such dividends would not be prohibited by the terms of the CCWH Notes or any of our or CCOI’s loan agreements or credit facilities.

In connection with the CCWH Notes offering, we and Clear Channel Communications modified the terms of the revolving promissory notes (recorded as “Due from/to Clear Channel Communications” on the consolidated balance sheets) to extend the maturity of each revolving promissory note to coincide with the maturity date of the CCWH Notes.  In addition, the terms were modified to change the interest rate on each revolving promissory note to a fixed per annum rate equal to 9.25%.

Other debt

Other debt consists primarily of loans with international banks.  At December 31, 2011, approximately $45.9 million was outstanding as other debt.

Debt Covenants

The Clear Channel Communications’ $1.9 billion revolving credit facility contains a significant financial covenant which requires Clear Channel Communications to comply on a quarterly basis with a financial covenant limiting the ratio of its consolidated secured debt, net of cash and cash equivalents, to consolidated EBITDA for the preceding four quarters (maximum of 9.5:1).  The financial covenant becomes more restrictive over time beginning in the second quarter of 2013.  In its Annual Report on Form 10-K filed with the SEC on February 21, 2012, Clear Channel Communications stated that it was in compliance with this covenant as of December 31, 2011.

In addition, we were in compliance with the covenants contained in the Series A Notes indenture and the Series B Notes indenture as of December 31, 2011.

Clear Channel Communications’ Refinancing Transactions

During the first six months of 2011 Clear Channel Communications amended its senior secured credit facilities and its receivables based credit facility (the “Amendments”) and issued $1.75 billion aggregate principal amount of 9.0% Priority Guarantee Notes due 2021 (the “9.0% Priority Guarantee Notes”). In February 2011, Clear Channel Communications issued $1.0 billion aggregate principal amount of the 9.0% Priority Guarantee Notes (the “February 2011 Offering”), and in June 2011, Clear Channel Communications issued $750.0 million aggregate principal amount of the 9.0% Priority Guarantee Notes (the “June 2011 Offering”). Clear Channel Communications used a portion of the proceeds from the February 2011 Offering to prepay $500.0 million of the indebtedness outstanding under its senior secured credit facilities. As a result of the prepayment, the revolving credit commitments under Clear Channel Communications’ revolving credit facility were permanently reduced from $2.0 billion to $1.9 billion and the sub-limit under which certain of our international subsidiaries may borrow (to the extent that Clear Channel Communications has not already borrowed against this capacity) was reduced from $150.0 million to $145.0 million. The Amendments, among other things, provide greater flexibility for us and our subsidiaries to incur new debt, provided that the net proceeds distributed to Clear Channel Communications from the issuance of such new debt are used to pay down senior secured credit facility indebtedness.

Dispositions and Other

On October 15, 2010, we transferred our interest in our Branded Cities operations to our joint venture partner, The Ellman Companies.  We recognized a loss of $25.3 million in “Other operating income (expense) – net” related to this transfer.

During 2010, our International segment sold its outdoor advertising business in India, resulting in a loss of $3.7 million included in “Other operating income (expense) – net.”

During 2009, we sold International assets for $11.3 million resulting in a gain of $4.4 million in “Other operating income (expense) – net.”  In addition, we sold assets for $6.8 million in our Americas segment and recorded a gain of $4.9 million in “Other operating income (expense) – net.”  We sold our taxi advertising business and recorded a loss of $20.9 million in our Americas segment included in “Other operating income (expense) –net.”

Uses of Capital

Capital Expenditures

Our capital expenditures for the years ended December 31, 2011, 2010, and 2009 were as follows:

(In millions)	Years Ended December 31,
	2011	2010	2009
Total capital expenditures	$291.1	$195.3	$176.0

Our capital expenditures are not of significant size individually and primarily relate to the ongoing deployment of digital displays and recurring maintenance.

Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as alternatives to traditional methods of displaying our clients’ advertisements.  We are currently installing these technologies in certain markets.  We believe cash flow from operations will be sufficient to fund these expenditures because we expect enhanced margins through: (i) lower cost of production as the advertisements will be digital and controlled by a central computer network, (ii) decreased down time on displays because the advertisements will be digitally changed rather than manually posted paper or vinyl on the face of the display, and (iii) incremental revenue through more targeted and time specific advertisements.

Acquisitions

During 2011, our International segment acquired Brouwer & Partners, a street furniture business in Holland, for $12.5 million.

Purchases of Additional Equity Interests

During 2009, our Americas segment purchased the remaining 15% interest in our consolidated subsidiary, Paneles Napsa S.A., for $13.0 million and our International segment acquired an additional 5% interest in our consolidated subsidiary, Clear Channel Jolly Pubblicita SPA, for $12.1 million.

Commitments, Contingencies and Guarantees

We are currently involved in certain legal proceedings arising in the ordinary course of business and, as required, have accrued our estimate of the probable costs for resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated.  These estimates have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies.  It is possible, however, that future results of operations for any particular period could be materially affected by changes in our assumptions or the effectiveness of our strategies related to these proceedings.  Please see Item 3. Legal Proceedings within Part I of the Annual Report on Form 10-K.

Our short and long term cash requirements include minimum annual guarantees for our street furniture contracts and operating leases.  Noncancelable contracts and operating lease requirements are included in our direct operating expenses, which historically have been satisfied by cash flows from operations.  For 2012, we are committed to $403.0 million and $283.1 million for minimum annual guarantees and operating leases, respectively.  Our long-term commitments for minimum annual guarantees, operating leases and capital expenditure requirements are included in “Contractual and Other Obligations,” below.

Certain agreements relating to acquisitions provide for purchase price adjustments and other future contingent payments based on the financial performance of the acquired companies generally over a one to five year period.  The aggregate of these contingent payments, if performance targets are met, would not significantly impact our financial position or results of operations.

In addition to the scheduled maturities on debt issued by CCWH, we have future cash obligations under various types of contracts.  We lease office space, certain equipment and the majority of the land occupied by our advertising structures under long-term operating leases.  Some of our lease agreements contain renewal options and annual rental escalation clauses (generally tied to the consumer price index), as well as provisions for our payment of utilities and maintenance.

We have minimum franchise payments associated with non-cancelable contracts that enable us to display advertising on such media as buses, trains, bus shelters and terminals.  The majority of these contracts contain rent provisions that are calculated as the greater of a percentage of the relevant advertising revenue or a specified guaranteed minimum annual payment.

The scheduled maturities of the $2.5 billion CCWH Notes and other debt outstanding, and our future minimum rental commitments under non-cancelable lease agreements, minimum payments under other non-cancelable contracts, capital expenditure commitments and other long-term obligations as of December 31, 2011, are as follows:

(In thousands)	Payments Due by Period
Contractual Obligations	Total	2012	2013-2014	2015-2016	Thereafter
CCWH Senior Notes:
9.25% Series A Senior Notes Due 2017	$500,000	$—	$—	$—	$500,000
9.25% Series B Senior Notes Due 2017	2,000,000	—	—	—	2,000,000
Other debt	45,909	23,806	20,929	120	1,054
Interest payments on long-term debt(1)	1,392,209	233,557	464,366	462,662	231,624

Non-cancelable contracts	1,875,807	402,974	553,317	400,747	518,769
Non-cancelable operating leases	2,037,132	283,104	455,911	362,511	935,606
Capital expenditure commitments	148,878	67,879	39,220	34,858	6,921
Unrecognized tax benefits (2)	43,746	1,650	—	—	42,096
Employment contracts	10,372	6,545	3,779	48	—
Other long-term obligations(3)	92,626	71	1,168	1,028	90,359
Total (4)	$8,146,679	$1,019,586	$1,538,690	$1,261,974	$4,326,429

(1)	Interest payments on long-term debt consist primarily of interest on the 9.25% CCWH Senior Notes.
(2)
The non-current portion of the unrecognized tax benefits is included in the “Thereafter” column as we cannot reasonably estimate the timing or amounts of additional cash payments, if any, at this time.  For additional information, see Note 9 included in Item 8 of Part II of the Annual Report on Form 10-K.

(3)
Other long-term obligations consist of $47.5 million related to asset retirement obligations recorded pursuant to ASC 410-20, which assumes the underlying assets will be removed at some period over the next 50 years.  Also included in the table is $40.1 million related to retirement plans and $4.9 million related to other long-term obligations with a specific maturity.

(4)	Excluded from the table is $147.1 million related to various obligations with no specific contractual commitment or maturity.

SEASONALITY

Typically, both our Americas and International segments experience their lowest financial performance in the first quarter of the calendar year, with International historically experiencing a loss from operations in that period.  Our International segment typically experiences its strongest performance in the second and fourth quarters of the calendar year.  We expect this trend to continue in the future.

MARKET RISK

We are exposed to market risk arising from changes in market rates and prices, including movements in equity security prices and foreign currency exchange rates.

Equity Price Risk

The carrying value of our available-for-sale equity securities is affected by changes in their quoted market prices.  It is estimated that a 20% change in the market prices of these securities would change their carrying value and our comprehensive income at December 31, 2011 by $0.7 million.

Foreign Currency Exchange Rate Risk

We have operations in countries throughout the world.  Foreign operations are measured in their local currencies.  As a result, our financial results could be affected by factors such as changes in foreign currency exchange rates or weak economic conditions in the foreign markets in which we have operations.  We believe we mitigate a small portion of our exposure to foreign currency fluctuations with a natural hedge through borrowings in currencies other than the U.S. dollar.  Our foreign operations reported a net income of $60.4 million for the year ended December 31, 2011. We estimate a 10% increase in the value of the U.S. dollar relative to foreign currencies would have increased our net income for the year ended December 31, 2011 by approximately $6.0 million and that a 10% decrease in the value of the U.S. dollar relative to foreign currencies would have decreased our net income by a corresponding amount.

Our earnings are also affected by fluctuations in the value of the U.S. dollar as compared to foreign currencies as a result of our equity method investments in various countries.  It is estimated that the result of a 10% fluctuation in the value of the U.S. dollar relative to these foreign currencies at December 31, 2011 would change our equity in earnings of nonconsolidated affiliates by $0.6 million and would change our net income by approximately $0.4 million for the year ended December 31, 2011.

This analysis does not consider the implications that such currency fluctuations could have on the overall economic activity that could exist in such an environment in the United States or the foreign countries or on the results of operations of these foreign entities.

Inflation

Inflation is a factor in the economies in which we do business and we continue to seek ways to mitigate its effect.  Inflation has affected our performance in terms of higher costs for wages, salaries and equipment.  Although the exact impact of inflation is indeterminable, we believe we have offset these higher costs by increasing the effective advertising rates of most of our outdoor display faces.

NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU change the wording used to describe many of the requirements in U.S. generally accepted accounting principles (“GAAP”) for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendments in this ASU to result in a change in the application of the requirements in Topic 820. Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this ASU are to be applied prospectively for interim and annual periods beginning after December 15, 2011. We do not expect the provisions of ASU 2011-04 to have a material effect on our financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This ASU improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The changes apply for interim and annual financial statements and should be applied retrospectively, effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. We currently comply with the provisions of this ASU by presenting the components of comprehensive income in a single continuous financial statement within our consolidated statement of operations for both interim and annual periods.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. We early adopted the provisions of this ASU as of October 1, 2011 with no material impact to our financial position or results of operations. Please refer to Note 2 included in Item 8 of Part II of the Annual Report on Form 10-K for a further discussion of our impairment testing.

In December 2011, the FASB issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.  The ASU defers the requirement to present components of reclassifications of other comprehensive income on the face of the income statement in response to requests from some investors for greater clarity about the impact of reclassification adjustments on net income.  The guidance in ASU 2011-05 called for reclassification adjustments from other comprehensive income to be measured and presented by income statement line item in net income and also in other comprehensive income. All other requirements in ASU 2011-05 are not affected by this Update.  The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. We do not expect the provisions of ASU 2011-12 to have a material effect on our financial position or results of operations.

CRITICAL ACCOUNTING ESTIMATES

The preparation of our financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period.  On an ongoing basis, we evaluate our estimates that are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances.  The result of these evaluations forms the basis for making judgments about the carrying values of assets and liabilities and the reported amount of expenses that are not readily apparent from other sources.  Because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such difference could be material.  Our significant accounting policies are discussed in the notes to our consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K.  Management believes that the following accounting estimates are the most critical to aid in fully understanding and evaluating our reported financial results, and they require management’s most difficult, subjective or complex judgments, resulting from the need to make estimates about the effect of matters that are inherently uncertain.  The following narrative describes these critical accounting estimates, the judgments and assumptions and the effect if actual results differ from these assumptions.

Allowance for Doubtful Accounts

We evaluate the collectability of our accounts receivable based on a combination of factors.  In circumstances where we are aware of a specific customer’s inability to meet its financial obligations, we record a specific reserve to reduce the amounts recorded to what we believe will be collected.  For all other customers, we recognize reserves for bad debt based on historical experience of bad debts as a percent of revenue for each business unit, adjusted for relative improvements or deteriorations in the agings and changes in current economic conditions.

If our agings were to improve or deteriorate resulting in a 10% change in our allowance, we estimated that our bad debt expense for the year ended December 31, 2011 would have changed by approximately $4.1 million and our net income for the same period would have changed by approximately $2.6 million.

Long-lived Assets

Long-lived assets, such as property, plant and equipment and definite-lived intangibles are reviewed for impairment when events and circumstances indicate that depreciable and amortizable long-lived assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.  When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

We use various assumptions in determining the current fair market value of these assets, including future expected cash flows, industry growth rates and discount rates, as well as future salvage values.  Our impairment loss calculations require management to apply judgment in estimating future cash flows, including forecasting useful lives of the assets and selecting the discount rate that reflects the risk inherent in future cash flows.

If actual results are not consistent with our assumptions and judgments used in estimating future cash flows and asset fair values, we may be exposed to future impairment losses that could be material to our results of operations.

Indefinite-lived Intangible Assets

Indefinite-lived intangible assets, such as our billboard permits, are reviewed annually for possible impairment using the direct valuation method as prescribed in ASC 805-20-S99. Under the direct valuation method, the estimated fair value of the indefinite-lived intangible assets was calculated at the market level as prescribed by ASC 350-30-35.  Under the direct valuation method, it is assumed that rather than acquiring indefinite-lived intangible assets as a part of a going concern business, the buyer hypothetically obtains indefinite-lived intangible assets and builds a new operation with similar attributes from scratch.  Thus, the buyer incurs start-up costs during the build-up phase which are normally associated with going concern value.  Initial capital costs are deducted from the discounted cash flows model which results in value that is directly attributable to the indefinite-lived intangible assets.

Our key assumptions using the direct valuation method are market revenue growth rates, market share, profit margin, duration and profile of the build-up period, estimated start-up capital costs and losses incurred during the build-up period, the risk-adjusted discount rate and terminal values.  This data is populated using industry normalized information representing an average asset within a market.

On October 1, 2011, we performed our annual impairment test in accordance with ASC 350-30-35 and recognized aggregate impairment charges of $6.5 million related to permits in one of our markets.

In determining the fair value of our billboard permits, the following key assumptions were used:

▪	Industry revenue growth forecast at 7.8% was used for the initial four-year period;
▪	3% revenue growth was assumed beyond the initial four-year period;
▪	Revenue was grown over a build-up period, reaching maturity by year 2;
▪	Operating margins gradually climb to the industry average margin of up to 52%, depending on market size, by year 3; and
▪	Assumed discount rate of 10%.

While we believe we have made reasonable estimates and utilized appropriate assumptions to calculate the fair value of our indefinite-lived intangible assets, it is possible a material change could occur.  If future results are not consistent with our assumptions and estimates, we may be exposed to impairment charges in the future.  The following table shows the decline in the fair value of our indefinite-lived intangible assets that would result from a 100 basis point decline in our discrete and terminal period revenue growth rate and profit margin assumptions and a 100 basis point increase in our discount rate assumption:

(In thousands)
Description	Revenue growth rate	Profit margin	Discount rates
Billboard permits	$(596,200)	$(129,200)	$(603,700)

The estimated fair value of our billboard permits at October 1, 2011 was $2.1 billion while the carrying value was $1.1 billion.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations.  We test goodwill at interim dates if events or changes in circumstances indicate that goodwill might be impaired.  The fair value of our reporting units is used to apply value to the net assets of each reporting unit.  To the extent that the carrying amount of net assets would exceed the fair value, an impairment charge may be required to be recorded.

The discounted cash flow approach we use for valuing goodwill as part of the two-step impairment testing approach involves estimating future cash flows expected to be generated from the related assets, discounted to their present value using a risk-adjusted discount rate.  Terminal values are also estimated and discounted to their present value.

On October 1, 2011, we performed our annual impairment test in accordance with ASC 350-20-35.  We utilized the option assess qualitative factors to determine whether it was more likely than not the that the fair value of our reporting units was less than their carrying amounts, including goodwill.  As part of our qualitative assessment, we considered the following factors:

▪	macroeconomic characteristics of the environment in which the reporting unit operates;
▪	any significant changes in the business’ products, operating model or laws or regulations;
▪	any significant changes in the business’ cost structure and/or margin trends;
▪	comparisons of current and prior year operating performance and forecast trends for future operating performance;
▪	changes in management, business strategy or customer base during the current year;
▪	sustained decreases in share price relative to our peers; and
▪	the excess of fair value over carrying value and the significance of recorded goodwill as of October 1, 2010.

Generally, the qualitative factors for our reporting units indicated stable or continuing margins despite economic conditions, new contracts, no adverse business or management changes, favorable or stable forecasted economic conditions and the existence of excess fair value over carrying value for the majority of our reporting units. Based on our annual assessment using the qualitative factors described above, we determined that it was not more likely than not that the fair value of the reporting units in our Americas segment was less than their carrying amounts, with the exception of one specific reporting unit.  As a result, further testing of goodwill for impairment was required for one reporting unit in the Americas.  Our assessment for the reporting units within our International outdoor segment required further testing for three countries.  Further testing indicated that goodwill was impaired by $1.1 million in one country within our International segment in 2011.

We believe we have made reasonable estimates and utilized appropriate assumptions to evaluate whether it was more likely than not that the fair value of our reporting units was less than their carrying values.  If future results are not consistent with our assumptions and estimates, we may be exposed to impairment charges in the future.

Tax Accruals

Our estimates of income taxes and the significant items giving rise to the deferred tax assets and liabilities are shown in the notes to our consolidated financial statements and reflect our assessment of actual future taxes to be paid on items reflected in the financial statements, giving consideration to both timing and probability of these estimates. Actual income taxes could vary from these estimates due to future changes in income tax law or results from the final review of our tax returns by Federal, state or foreign tax authorities.

We use our judgment to determine whether it is more likely than not that we will sustain positions that we have taken on tax returns and, if so, the amount of benefit to initially recognize within our financial statements.  We regularly review our uncertain tax positions and adjust our unrecognized tax benefits (UTBs) in light of changes in facts and circumstances, such as changes in tax law, interactions with taxing authorities and developments in case law.  These adjustments to our UTBs may affect our income tax expense.  Settlement of uncertain tax positions may require use of our cash.

Litigation Accruals

We are currently involved in certain legal proceedings.  Based on current assumptions, we have accrued an estimate of the probable costs for the resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated.  Future results of operations could be materially affected by changes in these assumptions or the effectiveness of our strategies related to these proceedings.

Management’s estimates used have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies.

Asset Retirement Obligations

ASC 410-20 requires us to estimate our obligation upon the termination or nonrenewal of a lease, to dismantle and remove our billboard structures from the leased land and to reclaim the site to its original condition.

Due to the high rate of lease renewals over a long period of time, our calculation assumes all related assets will be removed at some period over the next 50 years.  An estimate of third-party cost information is used with respect to the dismantling of the structures and the reclamation of the site.  The interest rate used to calculate the present value of such costs over the retirement period is based on an estimated risk-adjusted credit rate for the same period.  If our assumption of the risk-adjusted credit rate used to discount current year additions to the asset retirement obligation decreased approximately 1%, our liability as of December 31, 2011 would not be materially impacted.  Similarly, if our assumption of the risk-adjusted credit rate increased approximately 1%, our liability would not be materially impacted.

Share-Based Compensation

Under the fair value recognition provisions of ASC 718-10, share-based compensation cost is measured at the grant date based on the fair value of the award.  Determining the fair value of share-based awards at the grant date requires assumptions and judgments about expected volatility and forfeiture rates, among other factors.  If actual results differ significantly from these estimates, our results of operations could be materially impacted.

ITEM 7A.      QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Required information is located within Item 7 of Part II of the Annual Report on Form 10-K.

ITEM 8.      FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

MANAGEMENT'S REPORT ON FINANCIAL STATEMENTS

The consolidated financial statements and notes related thereto were prepared by and are the responsibility of management.  The financial statements and related notes were prepared in conformity with U.S. generally accepted accounting principles and include amounts based upon management's best estimates and judgments.

It is management's objective to ensure the integrity and objectivity of its financial data through systems of internal controls designed to provide reasonable assurance that all transactions are properly recorded in our books and records, that assets are safeguarded from unauthorized use and that financial records are reliable to serve as a basis for preparation of financial statements.

The financial statements have been audited by our independent registered public accounting firm, Ernst & Young LLP, to the extent required by auditing standards of the Public Company Accounting Oversight Board (United States) and, accordingly, they have expressed their professional opinion on the financial statements in their report included herein.

The Board of Directors meets with the independent registered public accounting firm and management periodically to satisfy itself that they are properly discharging their responsibilities.  The independent registered public accounting firm has unrestricted access to the Board, without management present, to discuss the results of their audit and the quality of financial reporting and internal accounting controls.

/s/ C. William Eccleshare
Chief Executive Officer

/s/Thomas W. Casey
Executive Vice President and Chief Financial Officer

/s/Scott D. Hamilton
Senior Vice President and Chief Accounting Officer

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Clear Channel Outdoor Holdings, Inc.

We have audited the accompanying consolidated balance sheets of Clear Channel Outdoor Holdings, Inc. (the Company) as of December 31, 2011 and 2010, the related consolidated statements of comprehensive income (loss), changes in shareholders’ equity, and cash flows of the Company for each of the three years in the period ended December 31, 2011. Our audits also include the financial statement schedule listed in the index as Item 15(a)2. These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2011 and 2010, the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.  Also, in our opinion, the related financial statement schedule, when considered in relation to the consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 21, 2012 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Antonio, Texas
February 21, 2012

CONSOLIDATED BALANCE SHEETS

(In thousands)	As of December 31,
	2011	2010
CURRENT ASSETS
Cash and cash equivalents	$542,655	$624,018
Accounts receivable, net of allowance of $41,350 in 2011 and $49,032 in 2010	707,630	735,115
Prepaid expenses	132,510	100,391
Other current assets	70,933	90,969
Total Current Assets	1,453,728	1,550,493

PROPERTY, PLANT AND EQUIPMENT
Structures, net	1,950,437	2,007,399
Other property, plant and equipment, net	296,273	290,325

INTANGIBLE ASSETS
Definite-lived intangibles, net	618,526	705,218
Indefinite-lived intangibles – permits	1,105,704	1,114,413
Goodwill	857,193	862,242

OTHER ASSETS
Due from Clear Channel Communications	656,040	383,778
Other assets	150,284	162,697
Total Assets	$7,088,185	$7,076,565
CURRENT LIABILITIES
Accounts payable	$108,231	$100,540
Accrued expenses	498,966	523,045
Deferred income	89,980	100,675
Current portion of long-term debt	23,806	41,676
Total Current Liabilities	720,983	765,936

Long-term debt	2,522,103	2,522,133
Other long-term liabilities	281,940	251,873
Deferred tax liability	822,932	828,568
Commitments and contingent liabilities (Note 7)

SHAREHOLDERS’ EQUITY
Noncontrolling interest	231,530	209,794
Preferred stock, $.01 par value, 150,000,000 shares authorized, no shares issued and outstanding	—	—
Class A common stock, $.01 par value, 750,000,000 shares authorized, 41,138,735 and 40,886,923 shares issued in 2011 and 2010, respectively	411	408
Class B common stock, $.01 par value, 600,000,000 shares authorized, 315,000,000 shares issued and outstanding	3,150	3,150
Additional paid-in capital	6,684,497	6,677,146
Retained deficit	(3,931,403)	(3,974,349)
Accumulated other comprehensive loss	(246,988)	(207,439)
Cost of shares (109,755 in 2011 and 84,896 in 2010) held in treasury	(970)	(655)
Total Shareholders’ Equity	2,740,227	2,708,055

Total Liabilities and Shareholders’ Equity	$7,088,185	$7,076,565

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands, except per share data)	Years Ended December 31,
	2011	2010	2009
Revenue	$3,003,874	$2,797,994	$2,698,024
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,638,801	1,559,972	1,625,083
Selling, general and administrative expenses (excludes depreciation and amortization)	540,872	494,656	484,404
Corporate expenses (excludes depreciation and amortization)	90,205	107,596	65,247
Depreciation and amortization	432,035	413,588	439,647
Impairment charges	7,614	11,493	890,737
Other operating income (expense) — net	8,591	(23,753)	(8,231)
Operating income (loss)	302,938	186,936	(815,325)
Interest expense	242,435	239,453	154,919
Interest income on Due from Clear Channel Communications	45,459	19,460	724
Loss on marketable securities	(4,827)	(6,490)	(11,315)
Equity in earnings (loss) of nonconsolidated affiliates	6,029	(9,936)	(31,442)
Other expense— net	(649)	(5,335)	(9,368)
Income (loss) before income taxes	106,515	(54,818)	(1,021,645)
Income tax benefit (expense)	(43,296)	(21,599)	149,110
Consolidated net income (loss)	63,219	(76,417)	(872,535)
Less amount attributable to noncontrolling interest	20,273	11,106	(4,346)
Net income (loss) attributable to the Company	42,946	(87,523)	(868,189)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(29,801)	16,237	118,632
Foreign currency reclassification adjustment	—	3,437	(523)
Unrealized loss on marketable securities	(4,834)	(7,809)	(9,971)
Reclassification adjustment for realized loss on marketable securities included in net income (loss)	3,787	6,490	11,315
Other comprehensive income (loss)	(30,848)	18,355	119,453
Comprehensive income (loss)	$12,098	$(69,168)	$(748,736)
Less amount attributable to noncontrolling interest	8,918	7,617	8,050
Comprehensive income (loss) attributable to the Company	$3,180	$(76,785)	$(756,786)

Net income (loss) per common share:
Basic	$0.11	$(0.26)	$(2.46)
Weighted average common shares outstanding	355,907	355,568	355,377
Diluted	$0.11	$(0.26)	$(2.46)
Weighted average common shares outstanding	356,528	355,568	355,377

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN
SHAREHOLDERS’ EQUITY

(In thousands, except share data)				Controlling Interest
	Class A Common Shares Issued	Class B Common Shares Issued	Non-controlling Interest	Common Stock	Additional Paid-in Capital	Retained Deficit	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Total
Balances at December 31, 2008	40,705,638	315,000,000	$211,813	$3,557	$6,676,714	$(3,018,637)	$(329,580)	$(44)	$3,543,823
Net loss			(4,346)			(868,189)			(872,535)
Exercise of stock options and other	135,913							(110)	(110)
Acquisitions			(3,380)		(9,720)				(13,100)
Share-based payments					12,104				12,104
Other			(18,407)		(9,851)				(28,258)
Other comprehensive income			8,050				111,403		119,453
Balances at December 31, 2009	40,841,551	315,000,000	193,730	3,557	6,669,247	(3,886,826)	(218,177)	(154)	2,761,377
Net income (loss)			11,106			(87,523)			(76,417)
Exercise of stock options and other	45,372			1				(501)	(500)
Share-based payments					12,337				12,337
Other			(2,659)		(4,438)				(7,097)
Other comprehensive income			7,617				10,738		18,355
Balances at December 31, 2010	40,886,923	315,000,000	$209,794	$3,558	$6,677,146	$(3,974,349)	$(207,439)	$(655)	$2,708,055
Net income			20,273			42,946			63,219
Exercise of stock options and other	251,812			3				(315)	(312)
Share-based payments					10,913				10,913
Other			(7,455)		(3,562)		217		(10,800)
Other comprehensive income (loss)			8,918				(39,766)		(30,848)
Balances at December 31, 2011	41,138,735	315,000,000	$231,530	$3,561	$6,684,497	$(3,931,403)	$(246,988)	$(970)	$2,740,227

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)	Years Ended December 31,
	2011	2010		2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Consolidated net income (loss)	$63,219		$(76,417)	$(872,535)

Reconciling Items:
Impairment charges	7,614		11,493	890,737
Depreciation and amortization	432,035		413,588	439,647
Deferred taxes	(1,393)		(14,362)	(132,341)
Provision for doubtful accounts	5,977		8,868	17,580
Share-based compensation	10,913		12,337	12,104
(Gain) loss on sale of operating and fixed assets	(8,591)		23,753	8,231
Loss on marketable securities	4,827		6,490	11,315
Other reconciling items – net	2,324		25,508	37,099
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Decrease (increase) in accounts receivable	15,829		(47,113)	68,002
Decrease in Federal income taxes receivable	—		50,958	—
Increase (decrease) in accrued expenses	(35,302)		45,603	8,664
Increase in accounts payable and other liabilities	48,911		5,120	3,093
Decrease in deferred income	(10,212)		(7,045)	(1,987)
Changes in other operating assets and liabilities, net of effects of acquisitions and dispositions	(18,933)		66,436	(48,345)
Net cash provided by operating activities	517,218		525,217	441,264

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(291,050)		(195,273)	(175,953)
Proceeds from disposal of assets	12,883		7,753	18,144
Purchases of other operating assets	(14,794)		(1,841)	(4,933)
Purchases of businesses	(13,179)		—	—
Change in other – net	7,206		(9,344)	(122)
Net cash used for investing activities	(298,934)		(198,705)	(162,864)

CASH FLOWS FROM FINANCING ACTIVITIES:
Draws on credit facilities	—		4,670	7,125
Payments on credit facilities	(4,151)		(47,095)	(3,364)
Proceeds from long-term debt	5,012		6,844	2,500,000
Payments on long-term debt	(20,099)		(13,212)	(2,505,913)
Net transfers (to) from Clear Channel Communications	(272,262)		(260,470)	319,401
Deferred financing charges	—		—	(60,330)
Purchases of noncontrolling interests	(4,682)		—	(25,153)
Change in other, net	(2,562)		(5,200)	(110)
Net cash provided by (used for) financing activities	(298,744)		(314,463)	231,656

Effect of exchange rate changes on cash	(903)		2,533	4,568

Net increase (decrease) in cash and cash equivalents	(81,363)		14,582	514,624

Cash and cash equivalents at beginning of year	624,018		609,436	94,812
Cash and cash equivalents at end of year	$542,655		$624,018	$609,436

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for interest	$233,979		$235,101	$154,027
Cash paid during the year for income taxes	$37,777	$	―	$26,543

See Notes to Consolidated Financial Statements

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Clear Channel Outdoor Holdings, Inc. (the “Company”) is an outdoor advertising company which owns or operates advertising display faces domestically and internationally.  On November 11, 2005, the Company became a publicly traded company through an initial public offering (“IPO”), in which 10%, or 35.0 million shares, of the Company’s Class A common stock was sold.  Prior to the IPO, the Company was an indirect wholly-owned subsidiary of Clear Channel Communications, Inc. (“Clear Channel Communications”), a diversified media and entertainment company.  As of December 31, 2011, Clear Channel Communications indirectly holds all of the 315.0 million shares of Class B common stock outstanding and 1,553,971 shares of Class A common stock, collectively representing approximately 89% of the shares outstanding and approximately 99% of the voting power.  The holders of Class A common stock and Class B common stock have identical rights, except holders of Class A common stock are entitled to one vote per share while holders of Class B common stock are entitled to 20 votes per share.  The Class B shares of common stock are convertible, at the option of the holder at any time or upon any transfer, into shares of Class A common stock on a one-for-one basis, subject to certain limited exceptions.

The Company operates in the outdoor advertising industry by selling advertising on billboards, street furniture displays, transit displays and other advertising displays.  The Company has two reportable business segments: Americas and International.  The Americas segment primarily includes operations in the United States, Canada and Latin America; the International segment primarily includes operations in Europe, Asia and Australia.

Clear Channel Communications’ Merger

On July 30, 2008, Clear Channel Communications completed its merger with a subsidiary of CC Media Holdings, Inc. (“CC Media Holdings”), a company formed by a group of private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. (together, the “Sponsors”).  Clear Channel Communications is now owned indirectly by CC Media Holdings.  The purchase price was approximately $23.0 billion, including $94.0 million in capitalized transaction costs.  The merger was accounted for as a purchase business combination in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations, and Emerging Issues Task Force Issue 88-16, Basis in Leveraged Buyout Transactions.  ASC 805-50-S99-1 requires the application of push down accounting in situations where the ownership of an entity has changed.  As a result, the post-merger financial statements of the Company reflect the new basis of accounting.

Agreements with Clear Channel Communications

There are several agreements which govern the Company’s relationship with Clear Channel Communications including the Master Agreement, Corporate Services Agreement, Employee Matters Agreement and Tax Matters Agreement.  Clear Channel Communications has the right to terminate these agreements in various circumstances.  As of the date of the filing of this report, no notice of termination of any of these agreements has been received from Clear Channel Communications.

Clear Channel Communications’ Revolving Credit Facility

Clear Channel Communications’ $1.9 billion revolving credit facility has a maturity in July 2014 and includes a $145.0 million sub-limit that certain of the Company’s International subsidiaries may borrow against to the extent Clear Channel Communications has not already borrowed against this capacity and is in compliance with its covenants under the credit facility.  The obligations of these International subsidiaries that at any time are borrowers under the revolving credit facility are guaranteed by certain of the Company’s material wholly-owned subsidiaries, and secured by substantially all assets of such borrowers and guarantors, subject to permitted liens and other exceptions.  As of December 31, 2011, the Company had no outstanding borrowings under the $145.0 million sub-limit facility.  Clear Channel Communications had borrowed the entire sub-limit capacity as of December 31, 2011.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates, judgments, and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes including, but not limited to, legal, tax and insurance accruals.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances.  Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  Also included in the consolidated financial statements are entities for which the Company has a controlling financial interest or is the primary beneficiary.  Investments in companies in which the Company owns 20 percent to 50 percent of the voting common stock or otherwise exercises significant influence over operating and financial policies of the Company are accounted for using the equity method of accounting.  All significant intercompany accounts have been eliminated in consolidation.

Certain prior period amounts have been reclassified to conform to the 2011 presentation.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Allowance for Doubtful Accounts

The Company evaluates the collectability of its accounts receivable based on a combination of factors.  In circumstances where it is aware of a specific customer’s inability to meet its financial obligations, it records a specific reserve to reduce the amounts recorded to what it believes will be collected.  For all other customers, it recognizes reserves for bad debt based on historical experience of bad debts as a percent of revenue for each business unit, adjusted for relative improvements or deteriorations in the agings and changes in current economic conditions.  The Company believes its concentration of credit risk is limited due to the large number and the geographic diversification of its customers.

Purchase Accounting

The Company accounts for its business combinations under the acquisition method of accounting.  The total cost of an acquisition is allocated to the underlying identifiable net assets, based on their respective estimated fair values.  The excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill.  Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, asset lives and market multiples, among other items.  Various acquisition agreements may include contingent purchase consideration based on performance requirements of the investee.  The Company accounts for these payments in conformity with the provisions of ASC 805-20-30, which establish the requirements related to recognition of certain assets and liabilities arising from contingencies.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method at rates that, in the opinion of management, are adequate to allocate the cost of such assets over their estimated useful lives, which are as follows:

Buildings and improvements — 10 to 39 years
Structures — 5 to 40 years
Furniture and other equipment — 3 to 20 years
Leasehold improvements — shorter of economic life or lease term assuming renewal periods, if appropriate

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

For assets associated with a lease or contract, the assets are depreciated at the shorter of the economic life or the lease or contract term, assuming renewal periods, if appropriate.  Expenditures for maintenance and repairs are charged to operations as incurred, whereas expenditures for renewal and betterments are capitalized.

The Company tests for possible impairment of property, plant, and equipment whenever events and circumstances indicate that depreciable assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.  When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

No impairments of property, plant and equipment were recognized during 2011. The Company impaired outdoor advertising structures in its Americas segment by $4.0 million during 2010. During 2009, the Company recorded a $21.0 million impairment to street furniture tangible assets in its International segment.

Land Leases and Other Structure Licenses

Most of the Company’s advertising structures are located on leased land.  Americas land leases are typically paid in advance for periods ranging from one to 12 months.  International land leases are paid both in advance and in arrears, for periods ranging from one to 12 months.  Most International street furniture display faces are operated through contracts with municipalities for up to 20 years.  The leased land and street furniture contracts often include a percent of revenue to be paid along with a base rent payment.  Prepaid land leases are recorded as an asset and expensed ratably over the related rental term and license and rent payments in arrears are recorded as an accrued liability.

Intangible Assets and Goodwill

Definite-lived intangible assets include primarily transit and street furniture contracts, site leases and other contractual rights, all of which are amortized over the shorter of either the respective lives of the agreements or over the period of time the assets are expected to contribute directly or indirectly to the Company’s future cash flows.  The Company periodically reviews the appropriateness of the amortization periods related to its definite-lived intangible assets.  These assets are recorded at cost.

The Company tests for possible impairment of definite-lived intangible assets whenever events and circumstances indicate that amortizable long-lived assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.  When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

No impairments of definite-lived intangible assets were recognized during 2011. The Company impaired certain definite-lived intangible assets related to one airport contract in its Americas segment by $0.5 million during 2010.  During 2009, the Company impaired definite-lived intangible assets related to certain street furniture and billboard contract intangible assets in its Americas and International segments by $55.3 million.

The Company’s indefinite-lived intangible assets include billboard permits in its Americas segment.  The Company’s indefinite-lived intangible assets are not subject to amortization, but are tested for impairment at least annually.  The Company tests for possible impairment of indefinite-lived intangible assets whenever events or changes in circumstances, such as a significant reduction in operating cash flow or a dramatic change in the manner for which the asset is intended to be used indicate that the carrying amount of the asset may not be recoverable.

The Company performs its annual impairment test for its permits using a direct valuation technique as prescribed in ASC 805-20-S99.  The Company engages Mesirow Financial Consulting, LLC (“Mesirow Financial”), a third party valuation firm, to assist the Company in the development of these assumptions and the Company’s determination of the fair value of its permits.

The Company performed its annual impairment test on its indefinite-lived intangible assets as of October 1, 2011, which resulted in a non-cash impairment charge of $6.5 million related to permits in one specific market.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company performed impairment tests during 2010 and 2009, which resulted in non-cash impairment charges of $4.8 million and $345.4 million, respectively, related to its indefinite-lived permits.  See Note 2 for further discussion.

At least annually, the Company performs its impairment test for each reporting unit’s goodwill.  Beginning with its annual impairment testing in the fourth quarter of 2011, the Company utilized the option to assess qualitative factors under ASC 350-20-35 to determine whether it was more likely than not that the fair value of its reporting units was less than their carrying amounts, including goodwill.  The Company has identified its reporting units in accordance with ASC 350-20-55.  The Company’s U.S. outdoor advertising markets are aggregated into a single reporting unit for purposes of the goodwill impairment test.  The Company also determined that within its Americas segment, Canada, Mexico, Peru, and Brazil constitute separate reporting units and each country in its International segment constitutes a separate reporting unit.

If, after the qualitative approach, further testing is required, the Company uses a discounted cash flow model to determine if the carrying value of the reporting unit, including goodwill, is less than the fair value of the reporting unit.  The Company recognized a non-cash impairment charge of $1.1 million to reduce goodwill in one country within its International segments for 2011, which is further discussed in Note 2.

The Company performed its annual goodwill impairment test as of October 1, 2010, and recognized a non-cash impairment charge of $2.1 million related to a specific reporting unit in its International segment. See Note 2 for further discussion.

The Company performed impairment tests during 2009 and recognized non-cash impairment charges of $419.5 million. See Note 2 for further discussion.

Nonconsolidated Affiliates

In general, investments in which the Company owns 20 percent to 50 percent of the common stock or otherwise exercises significant influence over the investee are accounted for under the equity method.  The Company does not recognize gains or losses upon the issuance of securities by any of its equity method investees.  The Company reviews the value of equity method investments and records impairment charges in the statement of operations as a component of “Equity in earnings (loss) of nonconsolidated affiliates” for any decline in value that is determined to be other-than-temporary.

No non-cash impairment charges of nonconsolidated affiliates were recognized during 2011. For 2010 and 2009, the Company recorded non-cash impairment charges of $8.3 million and $22.9 million, respectively, related to certain equity investments in its International segment.

Other Investments

Other investments are composed primarily of equity securities.  These securities are classified as available-for-sale or trading and are carried at fair value based on quoted market prices.  Securities are carried at historical value when quoted market prices are unavailable.  The net unrealized gains or losses on the available-for-sale securities, net of tax, are reported in accumulated other comprehensive loss as a component of shareholders’ equity.  In addition, the Company holds investments that do not have quoted market prices.  The Company periodically assesses the value of available-for-sale and non-marketable securities and records impairment charges in the statement of operations for any decline in value that is determined to be other-than-temporary.  The average cost method is used to compute the realized gains and losses on sales of equity securities.

The Company periodically assesses the value of its available-for-sale securities.  Based on these assessments, the Company concluded that other-than-temporary impairments existed at December 31, 2011 and 2010 and recorded non-cash impairment charges of $4.8 million and $6.5 million, respectively, during each of these years.  Such charges are recorded on the statement of operations in “Loss on marketable securities”.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Financial Instruments

Due to their short maturity, the carrying amounts of accounts and notes receivable, accounts payable, accrued liabilities and short-term borrowings approximated their fair values at December 31, 2011 and 2010.

Asset Retirement Obligation

ASC 410-20 requires the Company to estimate its obligation upon the termination or non-renewal of a lease to dismantle and remove its advertising structures from the leased land and to reclaim the site to its original condition.  The Company’s asset retirement obligation is reported in “Other long-term liabilities.”  The Company records the present value of obligations associated with the retirement of its advertising structures in the period in which the obligation is incurred.  When the liability is recorded, the cost is capitalized as part of the related advertising structures carrying amount.  Over time, accretion of the liability is recognized as an operating expense and the capitalized cost is depreciated over the expected useful life of the related asset.

Income Taxes

The Company accounts for income taxes using the liability method.  Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled.  Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or the entire asset will not be realized.  As all earnings from the Company’s foreign operations are permanently reinvested and not distributed, the Company’s income tax provision does not include additional U.S. taxes on foreign operations.  It is not practical to determine the amount of Federal income taxes, if any, that might become due in the event that the earnings were distributed.

The operations of the Company are included in a consolidated U.S. Federal income tax return filed by CC Media Holdings.  However, for financial reporting purposes, the Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. Federal income tax returns with its subsidiaries.

Revenue Recognition

The Company’s advertising contracts cover periods of a few weeks up to one year, and are generally billed monthly.  Revenue for advertising space rental is recognized ratably over the term of the contract.  Advertising revenue is reported net of agency commissions.  Agency commissions are calculated based on a stated percentage applied to gross billing revenue for the Company’s operations.  Payments received in advance of being earned are recorded as deferred income.

Advertising Expense

The Company records advertising expense as it is incurred.  Advertising expenses were $14.7 million, $12.0 million and $11.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Share-Based Compensation

Under the fair value recognition provisions of ASC 718-10, share-based compensation cost is measured at the grant date based on the fair value of the award.  For awards that vest based on service conditions, this cost is recognized as expense on a straight-line basis over the vesting period.  For awards that will vest based on market or performance conditions, this cost will be recognized when it becomes probable that the performance conditions will be satisfied.  Determining the fair value of share-based awards at the grant date requires assumptions and judgments about expected volatility and forfeiture rates, among other factors.  If actual results differ significantly from these estimates, the Company’s results of operations could be materially impacted.

Foreign Currency

Results of operations for foreign subsidiaries and foreign equity investees are translated into U.S. dollars using the average exchange rates during the year.  The assets and liabilities of those subsidiaries and investees are translated into U.S. dollars using the exchange rates at the balance sheet date.  The related translation adjustments are recorded in a separate component of shareholders’ equity, “Accumulated other comprehensive income (loss)”.  Foreign currency transaction gains and losses are included in operations.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendments in this ASU to result in a change in the application of the requirements in Topic 820. Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this ASU are to be applied prospectively for interim and annual periods beginning after December 15, 2011. The Company does not expect the provisions of ASU 2011-04 to have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This ASU improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The changes apply for interim and annual financial statements and should be applied retrospectively, effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The Company currently complies with the provisions of this ASU by presenting the components of comprehensive income in a single continuous financial statement within its consolidated statement of operations for both interim and annual periods.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company early adopted the provisions of this ASU as of October 1, 2011 with no material impact to its financial position or results of operations.  Please refer to Note 2 for additional discussion.

In December 2011, the FASB issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.  The ASU defers the requirement to present components of reclassifications of other comprehensive income on the face of the income statement in response to requests from some investors for greater clarity about the impact of reclassification adjustments on net income.  The guidance in ASU 2011-05 called for reclassification adjustments from other comprehensive income to be measured and presented by income statement line item in net income and also in other comprehensive income. All other requirements in ASU 2011-05 are not affected by this Update.  The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company does not expect the provisions of ASU 2011-12 to have a material effect on its financial position or results of operations.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 — PROPERTY, PLANT AND EQUIPMENT, INTANGIBLE ASSETS AND GOODWILL

Property, Plant and Equipment

The Company’s property, plant and equipment consisted of the following classes of assets at December 31, 2011 and 2010, respectively:

(In thousands)	December 31, 2011	December 31, 2010
Land, buildings and improvements	$204,543	$206,355
Structures	2,783,434	2,623,561
Furniture and other equipment	111,481	86,417
Construction in progress	57,504	53,550
	3,156,962	2,969,883
Less accumulated depreciation	910,252	672,159
Property, plant and equipment, net	$2,246,710	$2,297,724

Definite-lived Intangible Assets

The following table presents the gross carrying amount and accumulated amortization for each major class of definite-lived intangible assets at December 31, 2011 and 2010, respectively:

(In thousands)	December 31, 2011		December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Transit, street furniture, and other contractual rights	$773,238	$329,563	$789,867	$256,685
Other	176,779	1,928	173,549	1,513
Total	$950,017	$331,491	$963,416	$258,198

Total amortization expense related to definite-lived intangible assets was $101.7 million, $104.8 million and $101.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As acquisitions and dispositions occur in the future, amortization expense may vary.  The following table presents the Company’s estimate of amortization expense for each of the five succeeding fiscal years for definite-lived intangible assets:

(In thousands)
2012	$79,958
2013	73,413
2014	65,410
2015	46,799
2016	38,916

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Indefinite-lived Intangible Assets and Goodwill

The Company’s indefinite-lived intangible assets consist primarily of billboard permits in its Americas segment.  The Company’s billboard permits are granted for the right to operate an advertising structure at the specified location as long as the structure is in compliance with the laws and regulations of each jurisdiction.  The Company’s permits are located on owned land, leased land or land for which we have acquired permanent easements.  In cases where the Company’s permits are located on leased land, the leases typically have initial terms of between 10 and 20 years and renew indefinitely, with rental payments generally escalating at an inflation-based index.  If the Company loses its lease, the Company will typically obtain permission to relocate the permit or bank it with the municipality for future use. Due to significant differences in both business practices and regulations, billboards in the International segment are subject to long-term, finite contracts unlike the Company’s permits in the United States and Canada.  Accordingly, there are no indefinite-lived intangible assets in the International segment.

The impairment tests for indefinite-lived intangible assets consist of a comparison between the fair value of the indefinite-lived intangible asset at the market level with its carrying amount.  If the carrying amount of the indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized equal to that excess.  After an impairment loss is recognized, the adjusted carrying amount of the indefinite-lived asset is its new accounting basis.  The fair value of the indefinite-lived asset is determined using the direct valuation method as prescribed in ASC 805-20-S99.  Under the direct valuation method, the fair value of the indefinite-lived assets is calculated at the market level as prescribed by ASC 350-30-35. The Company engaged Mesirow Financial, a third-party valuation firm, to assist it in the development of the assumptions and the Company’s determination of the fair value of its indefinite-lived intangible assets.

The application of the direct valuation method attempts to isolate the income that is properly attributable to the indefinite-lived intangible asset alone (that is, apart from tangible and identified intangible assets and goodwill).  It is based upon modeling a hypothetical “greenfield” build-up to a “normalized” enterprise that, by design, lacks inherent goodwill and whose only other assets have essentially been paid for (or added) as part of the build-up process.  The Company forecasts revenue, expenses, and cash flows over a ten-year period for each of its markets in its application of the direct valuation method.  The Company also calculates a “normalized” residual year which represents the perpetual cash flows of each market.  The residual year cash flow was capitalized to arrive at the terminal value of the permits in each market.

Under the direct valuation method, it is assumed that rather than acquiring indefinite-lived intangible assets as part of a going concern business, the buyer hypothetically develops indefinite-lived intangible assets and builds a new operation with similar attributes from scratch.  Thus, the buyer incurs start-up costs during the build-up phase which are normally associated with going concern value.  Initial capital costs are deducted from the discounted cash flow model which results in value that is directly attributable to the indefinite-lived intangible assets.

The key assumptions using the direct valuation method are market revenue growth rates, market share, profit margin, duration and profile of the build-up period, estimated start-up capital costs and losses incurred during the build-up period, the risk-adjusted discount rate and terminal values.  This data is populated using industry normalized information representing an average billboard permit within a market.

Annual Impairment Test to Billboard Permits

The Company performs its annual impairment test on October 1 of each year.

The aggregate fair value of the Company’s permits on October 1, 2011 and 2010 increased approximately 12% and 58% from the fair value at October 1, 2010 and 2009, respectively.  The increase in fair value resulted primarily from improvements to general market conditions leading to increased advertising spending and higher revenues for the industry.

During 2011, the Company recognized a $6.5 million impairment charge related to billboard permits in one market due to significant declines in permit value resulting from flat revenues, a slight decline in margin and increased capital expenditures within the market.  During 2010, although the aggregate fair value of billboard permits increased, certain markets experienced continuing declines.  As a result, impairment charges were recorded in 2010 for billboard permits of $4.8 million.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Interim Impairments to Billboard Permits

The Company performed an interim impairment tests on its billboard permits as of June 30, 2009 as a result of the poor economic environment during the period.  In determining the fair value of the Company’s billboard permits, the following key assumptions were used:

▪	Industry revenue growth of negative 16% during the one year build-up period;
▪
Cost structure reached a normalized level over a three year period and the operating margins gradually grew over that period to the industry average margins of 45%.  The margin in year three was the lower of the industry average margin or the actual margin for the market;

▪	Industry average revenue growth of 3% beyond the discrete build-up projection; and
▪	A discount rate of 10%.

The discount rate used in the June 30, 2009 impairment model increased approximately 50 basis points over the discount rate used to value the permits at December 31, 2008.  Industry revenue forecasts declined 8% through 2013 compared to the forecasts used in the 2008 impairment test.  These market driven changes were primarily responsible for the decline in fair value of the billboard permits below their carrying value.  As a result, the Company recognized a non-cash impairment charge at June 30, 2009 in all but five of its markets in the United States and Canada, which totaled $345.4 million.

Annual Impairment Test to Goodwill

The Company performs its annual impairment test on October 1 of each year.  Each of the Company’s advertising markets are components.  The U.S. advertising markets are aggregated into a single reporting unit for purposes of the goodwill impairment test using the guidance in ASC 350-20-55.  The Company also determined that within its Americas segment, Canada, Mexico, Peru, and Brazil constitute separate reporting units and each country in its International segment constitutes a separate reporting unit.

Beginning with its annual impairment testing in the fourth quarter of 2011, the Company utilized the option to assess qualitative factors under ASC 350-20-35 to determine whether it was more likely than not that the fair value of its reporting units was less than their carrying amounts, including goodwill.  Based on a qualitative assessment, the Company concluded that no further testing of goodwill for impairment was required for all of the reporting units within its Americas segment, with the exception of one country, for which further testing was required.  Further testing was also required for three of the countries within its International segment.

If further testing of goodwill for impairment is required after assessing qualitative factors, the Company follows the two-step impairment testing approach in accordance with ASC 350-20-35.  The first step, used to screen for potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill.  If applicable, the second step, used to measure the amount of the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill.

Each of the Company’s reporting units is valued using a discounted cash flow model which requires estimating future cash flows expected to be generated from the reporting unit, discounted to their present value using a risk-adjusted discount rate.  Terminal values were also estimated and discounted to their present value.  Assessing the recoverability of goodwill requires the Company to make estimates and assumptions about sales, operating margins, growth rates and discount rates based on its budgets, business plans, economic projections, anticipated future cash flows and marketplace data.  There are inherent uncertainties related to these factors and management’s judgment in applying these factors.

For the year ended December 31, 2011, the Company recognized a non-cash impairment charge to goodwill of $1.1 million due to a decline in the fair value of one country within the Company’s International segment.

The fair value of the Company’s reporting units on October 1, 2010 increased from the fair value at October 1, 2009.  The increase in the fair value of the Company’s Americas reporting unit was primarily the result of a $638.6 million increase related to forecast revenues and operating margins.  As a result of increase in fair value across the Company’s Americas reporting unit, no goodwill impairment was recognized in this segment. Within the Company's International segment, one country experienced a decline in fair value which resulted in a $2.1 million non-cash impairment to goodwill recorded for the year ended December 31, 2010.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents the changes in the carrying amount of goodwill in each of the Company’s reportable segments.  The provisions of ASC 350-20-50-1 require the disclosure of cumulative impairment.  As a result of the merger, a new basis in goodwill was recorded in accordance with ASC 805-10.  All impairments shown in the table below have been recorded subsequent to the merger and, therefore, do not include any pre-merger impairment.

(In thousands)	Americas	International	Total
Balance as of December 31, 2009	$585,249	$276,343	$861,592
Foreign currency translation	285	3,299	3,584
Impairment	—	(2,142)	(2,142)
Adjustments	—	(792)	(792)
Balance as of December 31, 2010	$585,534	$276,708	$862,242
Foreign currency translation	(670)	(6,228)	(6,898)
Impairment	—	(1,146)	(1,146)
Acquisitions	—	2,995	2,995
Balance as of December 31, 2011	$584,864	$272,329	$857,193

The balance at December 31, 2009 is net of cumulative impairments of $2.7 billion and $247.2 million in the Company’s Americas and International segments, respectively.

Interim Impairment Test to Goodwill

The discounted cash flow model indicated that the Company failed the first step of the impairment test for certain of its reporting units as of June 30, 2009, which required it to compare the implied fair value of each reporting unit’s goodwill with its carrying value.

As of June 30, 2009, the Company calculated the weighted average cost of capital (“WACC”) of 12.5% and 13.5% for each of the reporting units in the Americas and International segments, respectively.  The Company also utilized the market approach to provide a test of reasonableness to the results of the discounted cash flow model.  The market approach can be estimated through the quoted market price method, the market comparable method, and the market transaction method. The three variations of the market approach indicated that the fair value determined by the Company’s discounted cash flow model was within a reasonable range of outcomes.

The Company forecasted revenue, expenses, and cash flows over a ten-year period for each of its reporting units.  The revenue forecasts for 2009 declined 7% and 9% for Americas and International, respectively, compared to the forecasts used in the 2008 impairment test primarily as a result of the revenues realized during the first six months of 2009.  These market driven changes were primarily responsible for the decline in fair value of the reporting units below their carrying value.  As a result, the Company recognized a non-cash impairment charge to reduce its goodwill of $419.5 million at June 30, 2009.

NOTE 3 — BUSINESS ACQUISITIONS

On October 14, 2011, the Company’s International segment acquired Brouwer & Partners, a street furniture business in Holland, for $12.5 million.

During 2009, the Company’s Americas segment purchased the remaining 15% interest in its consolidated subsidiary, Paneles Napsa S.A., for $13.0 million and the Company’s International segment acquired an additional 5% interest in its consolidated subsidiary, Clear Channel Jolly Pubblicita SPA, for $12.1 million.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 — INVESTMENTS

The Company’s most significant investments in nonconsolidated affiliates are listed below:

Alessi

The Company owns a 36.75% interest in Alessi, an Italian outdoor advertising company.

Buspak

The Company owns a 50% interest in Buspak, an outdoor advertising company in Hong Kong.

Summarized Financial Information

The following table summarizes the Company’s investments in nonconsolidated affiliates:

(In thousands)	Alessi	Buspak	All Others	Total
Balance as of December 31, 2009	$9,041	$9,532	$4,781	$23,354
Equity in net earnings (loss)	(8,453)	439	(1,922)	(9,936)
Other, net	—	(2,231)	3,042	811
Foreign currency translation adjustments	(588)	(21)	175	(434)
Balance as of December 31, 2010	$—	$7,719	$6,076	$13,795
Equity in net earnings (loss)	—	1,884	4,145	6,029
Dispositions of investments, net	—	—	(6,316)	(6,316)
Other, net	—	(1,701)	(929)	(2,630)
Foreign currency translation adjustments	—	9	281	290
Balance as of December 31, 2011	$—	$7,911	$3,257	$11,168

The investments in the table above are not consolidated, but are accounted for under the equity method of accounting, whereby the Company records its investments in these entities in the balance sheet as “Other assets.”  The Company’s interests in their operations are recorded in the statement of operations as “Equity in earnings (loss) of nonconsolidated affiliates.”

Other Investments

Other investments of $3.3 million and $8.2 million at December 31, 2011 and 2010, respectively, primarily represent marketable equity securities.

(In thousands)	December 31, 2011				December 31, 2010
Investments	Cost	Gross Unrealized Losses	Gross Unrealized Gains	Fair Value	Cost	Gross Unrealized Losses	Gross Unrealized Gains	Fair Value
Available-for sale	$3,188	—	74	$3,262	$8,016	—	82	$8,098
Other cost investments	$70	—	—	$70	$77	—	—	$77

The Company’s available-for-sale security, Independent News & Media PLC (“INM”), was in an unrealized loss position for extended periods of time throughout 2009 through 2011.  As a result, the Company considered the guidance in ASC 320-10-S99 and reviewed the length of the time and the extent to which the market value was less than cost and the financial condition and near-term prospects of the issuer.  After this assessment, the Company concluded that the impairment was other than temporary and recorded a non-cash impairment charge of $4.8 million, $6.5 million and $11.3 million in “Loss on marketable securities” for the years ended December 31, 2011, 2010 and 2009, respectively.

Other cost investments include various investments in companies for which there is no readily determinable market value.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 — ASSET RETIREMENT OBLIGATION

The Company’s asset retirement obligation is reported in “Other long-term liabilities” with the current portion recorded in “Accrued liabilities” and relates to its obligation to dismantle and remove its advertising displays from leased land and to reclaim the site to its original condition upon the termination or non-renewal of a lease.  When the liability is recorded, the cost is capitalized as part of the related long-lived assets’ carrying value.  Due to the high rate of lease renewals over a long period of time, the calculation assumes that all related assets will be removed at some period over the next 50 years.  An estimate of third-party cost information is used with respect to the dismantling of the structures and the reclamation of the site.  The interest rate used to calculate the present value of such costs over the retirement period is based on an estimated risk adjusted credit rate for the same period.

The following table presents the activity related to the Company’s asset retirement obligation:

(In thousands)	Years Ended December 31,
	2011	2010
Beginning balance	$48,263	$51,301
Adjustment due to change in estimate of related costs	(2,851)	(5,295)
Accretion of liability	4,536	4,822
Liabilities settled	(2,414)	(2,565)
Ending balance	$47,534	$48,263

NOTE 6 — LONG-TERM DEBT

Long-term debt at December 31, 2011 and 2010 consisted of the following:

(In thousands)	As of December 31,
	2011	2010
Clear Channel Worldwide Holdings Senior Notes:
9.25% Series A Senior Notes Due 2017	$500,000	$500,000
9.25% Series B Senior Notes Due 2017	2,000,000	2,000,000
Other debt	45,909	63,809
	2,545,909	2,563,809
Less: current portion	23,806	41,676
Total long-term debt	$2,522,103	$2,522,133

The aggregate market value of the Company’s debt based on quoted market prices for which quotes were available was approximately $2.7 billion and $2.8 billion at December 31, 2011 and 2010, respectively.

Bank Credit Facility

In connection with the merger, Clear Channel Communications entered into a multi-currency revolving credit facility with a maturity in July 2014.  Certain of the Company’s International subsidiaries may borrow under a $145.0 million sub-limit within this $1.9 billion credit facility, to the extent Clear Channel Communications has not already borrowed against this capacity and is in compliance with its covenants under the credit facility.  This sub-limit allows for borrowings in various foreign currencies, which are used to hedge net assets in those currencies and provide funds to the Company’s International operations for certain working capital needs.  The obligations of these International subsidiaries that are borrowers under the revolving credit facility are guaranteed by certain of the Company’s material wholly-owned subsidiaries, and secured by substantially all assets of such borrowers and guarantors, subject to permitted liens and other exceptions.  The interest rate is based upon LIBOR or, for Euro denominated borrowings, EURIBOR, plus, in each case, a margin.  As of December 31, 2011, the Company had no outstanding borrowings under the $145.0 million sub-limit facility.  Clear Channel Communications had borrowed the entire sub-limit capacity as of December 31, 2011.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Clear Channel Worldwide Holdings Senior Notes

As of December 31, 2011, the Company’s subsidiary, Clear Channel Worldwide Holdings, Inc. (“CCWH”), had outstanding $500.0 million aggregate principal amount of Series A Senior Notes due 2017 (the “Series A Notes”) and $2.0 billion aggregate principal amount of Series B Senior Notes due 2017 (the “Series B Notes” and together with the Series A Notes, the “CCWH Notes”).  The CCWH Notes are guaranteed by the Company, Clear Channel Outdoor, Inc. (“CCOI”), the Company’s wholly-owned subsidiary, and certain of the Company’s other direct and indirect subsidiaries.

The CCWH Notes bear interest on a daily basis and contain customary provisions, including covenants requiring CCWH to maintain certain levels of credit availability and limitations on incurring additional debt.

The CCWH Notes are senior obligations that rank pari passu in right of payment to all unsubordinated indebtedness of CCWH and the guarantees of the CCWH Notes rank pari passu in right of payment to all unsubordinated indebtedness of the guarantors.

The indentures governing the CCWH Notes require CCWH to maintain at least $100 million in cash or other liquid assets or have cash available to be borrowed under committed credit facilities consisting of (i) $50.0 million at the issuer and guarantor entities (principally the Americas segment) and (ii) $50.0 million at the non-guarantor subsidiaries (principally the International segment) (together the “Liquidity Amount”), in each case under the sole control of the relevant entity. In the event of a bankruptcy, liquidation, dissolution, reorganization, or similar proceeding of Clear Channel Communications, for the period thereafter that is the shorter of such proceeding and 60 days, the Liquidity Amount shall be reduced to $50.0 million, with a $25.0 million requirement at the issuer and guarantor entities and a $25.0 million requirement at the non-guarantor subsidiaries.

In addition, interest on the CCWH Notes accrues daily and is payable into an account established by the trustee for the benefit of the bondholders (the “Trustee Account”). Failure to make daily payment on any day does not constitute an event of default so long as (a) no payment or other transfer by the Company or any of its subsidiaries shall have been made on such day under the cash management sweep with Clear Channel Communications, and (b) on each semiannual interest payment date the aggregate amount of funds in the Trustee Account is equal to at least the aggregate amount of accrued and unpaid interest on the CCWH Notes.

The indenture governing the Series A Notes contains covenants that limit the Company and its restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt to persons other than Clear Channel Communications and its subsidiaries or issue certain preferred stock;
•	create liens on its restricted subsidiaries’ assets to secure such debt;
•	create restrictions on the payment of dividends or other amounts to the Company from its restricted subsidiaries that are not guarantors of the notes;
•	enter into certain transactions with affiliates;
•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of its assets;
•	sell certain assets, including capital stock of its subsidiaries, to persons other than Clear Channel Communications and its subsidiaries; and
•
purchase or otherwise effectively cancel or retire any of the Series A Notes if after doing so the ratio of (a) the outstanding aggregate principal amount of the Series A Notes to (b) the outstanding aggregate principal amount of the Series B Notes shall be greater than 0.250.

In addition, the indenture governing the Series A Notes provides that if CCWH (i) makes an optional redemption of the Series B Notes or purchases or makes an offer to purchase the Series B Notes at or above 100% of the principal amount thereof, then CCWH shall apply a pro rata amount to make an optional redemption or purchase a pro rata amount of the Series A Notes or (ii) makes an asset sale offer under the indenture governing the Series B Notes, then CCWH shall apply a pro rata amount to make an offer to purchase a pro rata amount of Series A Notes.

The indenture governing the Series A Notes does not include limitations on dividends, distributions, investments or asset sales.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The indenture governing the Series B Notes contains covenants that limit the Company and its restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt or issue certain preferred stock;
•	redeem, repurchase or retire the Company’s subordinated debt;
•	make certain investments;
•	create liens on its or its restricted subsidiaries’ assets to secure debt;
•	create restrictions on the payment of dividends or other amounts to it from its restricted subsidiaries that are not guarantors of the CCWH Notes;
•	enter into certain transactions with affiliates;
•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of its assets;
•	sell certain assets, including capital stock of its subsidiaries;
•	designate its subsidiaries as unrestricted subsidiaries;
•	pay dividends, redeem or repurchase capital stock or make other restricted payments; and
•
purchase or otherwise effectively cancel or retire any of the Series B Notes if after doing so the ratio of (a) the outstanding aggregate principal amount of the Series A Notes to (b) the outstanding aggregate principal amount of the Series B Notes shall be greater than 0.250. This stipulation ensures, among other things, that as long as the Series A Notes are outstanding, the Series B Notes are outstanding.

The Series A Notes indenture and the Series B Notes indenture restrict the Company’s ability to incur additional indebtedness but permit the Company to incur additional indebtedness based on an incurrence test.  In order to incur additional indebtedness under this test, the Company’s debt to adjusted EBITDA ratios (as defined by the indentures) must be lower than 6.5:1 and 3.25:1 for total debt and senior debt, respectively.  The indentures contain certain other exceptions that allow the Company to incur additional indebtedness.  The Series B Notes indenture also permits the Company to pay dividends from the proceeds of indebtedness or the proceeds from asset sales if the Company’s debt to adjusted EBITDA ratios (as defined by the indentures) are lower than 6.0:1 and 3.0:1 for total debt and senior debt, respectively. The Series A Notes indenture does not limit the Company’s ability to pay dividends.  The Series B Notes indenture contains certain exceptions that allow the Company to incur additional indebtedness and pay dividends, including a $500 million exception for the payment of dividends.  The Company was in compliance with these covenants as of December 31, 2011.

Prior to the date of the closing of the CCWH Notes offering, the Company made a demand for and received repayment of $500.0 million on the “Due from Clear Channel Communications” account.

Following such repayment, the Company contributed $500.0 million to the capital of CCOI, which used the proceeds received by it to prepay $500.0 million of the “Debt with Clear Channel Communications” account.  Subsequent to this repayment, the outstanding balance of the “Debt with Clear Channel Communications” account was $2.0 billion.

A portion of the proceeds of the CCWH Notes offering were used to (i) pay the fees and expenses of the offering, (ii) fund $50.0 million of the Liquidity Amount (the $50.0 million Liquidity Amount of the non-guarantor subsidiaries was satisfied) and (iii) make a voluntary prepayment of the remaining $2.0 billion outstanding balance (which is equal to the aggregate principal amount of the Series B Notes) under the note to Clear Channel Communications and subsequently retire the “Debt with Clear Channel Communications”, with the balance of the proceeds available for general corporate purposes.

In connection with the offering, Clear Channel Communications and the Company modified the terms of the revolving promissory notes (recorded as Due from/to Clear Channel Communications account) to extend the maturity of each revolving promissory note to coincide with the maturity date of the CCWH Notes.  In addition, the terms were modified to change the interest rate on each revolving promissory note to a fixed per annum rate equal to 9.25%.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Clear Channel Communications’ Refinancing Transactions

During the first six months of 2011 Clear Channel Communications amended its senior secured credit facilities and its receivables based credit facility (the “Amendments”) and issued $1.75 billion aggregate principal amount of 9.0% Priority Guarantee Notes due 2021 (the “9.0% Priority Guarantee Notes”). In February 2011, Clear Channel Communications issued $1.0 billion aggregate principal amount of the 9.0% Priority Guarantee Notes (the “February 2011 Offering”), and in June 2011, Clear Channel Communications issued $750.0 million aggregate principal amount of the 9.0% Priority Guarantee Notes (the “June 2011 Offering”). Clear Channel Communications used a portion of the proceeds from the February 2011 Offering to prepay $500.0 million of the indebtedness outstanding under its senior secured credit facilities. As a result of the prepayment, the revolving credit commitments under Clear Channel Communications’ revolving credit facility were permanently reduced from $2.0 billion to $1.9 billion and the sub-limit under which certain of the Company’s international subsidiaries may borrow (to the extent that Clear Channel Communications has not already borrowed against this capacity) was reduced from $150.0 million to $145.0 million. The Amendments, among other things, provide greater flexibility for the Company and its subsidiaries to incur new debt, provided that the net proceeds distributed to Clear Channel Communications from the issuance of such new debt are used to pay down senior secured credit facility indebtedness.

Other Debt

Other debt includes various borrowings and capital leases utilized for general operating purposes.  Included in the $45.9 million balance at December 31, 2011 is $23.8 million that matures in less than one year.

Debt Covenants

The Clear Channel Communications’ $1.9 billion revolving credit facility contains a significant financial covenant which requires Clear Channel Communications to comply on a quarterly basis with a maximum consolidated senior secured net debt to adjusted EBITDA ratio (maximum of 9.5:1).  The financial covenant becomes more restrictive over time beginning in the second quarter of 2013.  In its Annual Report on Form 10-K filed with the SEC on February 21, 2012, Clear Channel Communications stated that it was in compliance with this covenant as of December 31, 2011.

In addition, the Company was in compliance with the covenants contained in the Series A Notes indenture and the Series B Notes indenture as of December 31, 2011.

There are no significant covenants or events of default contained in the revolving promissory note issued by Clear Channel Communications to the Company or the revolving promissory note issued by the Company to Clear Channel Communications.

Future maturities of long-term debt as of December 31, 2011 are as follows:

(In thousands)
2012	$23,806
2013	3,746
2014	17,183
2015	56
2016	64
Thereafter	2,501,054
Total	$2,545,909

NOTE 7 — COMMITMENTS, CONTINGENCIES AND GUARANTEES

Commitments and Contingencies

The Company accounts for its rentals that include renewal options, annual rent escalation clauses, minimum franchise payments and maintenance related to displays under the guidance in ASC 840.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company considers its non-cancelable contracts that enable it to display advertising on buses, bus shelters, trains, etc. to be leases in accordance with the guidance in ASC 840-10.  These contracts may contain minimum annual franchise payments which generally escalate each year.  The Company accounts for these minimum franchise payments on a straight-line basis.  If the rental increases are not scheduled in the lease, such as an increase based on subsequent changes in the index or rate, those rents are considered contingent rentals and are recorded as expense when accruable.  Other contracts may contain a variable rent component based on revenue.  The Company accounts for these variable components as contingent rentals and records these payments as expense when accruable.

The Company accounts for annual rent escalation clauses included in the lease term on a straight-line basis under the guidance in ASC 840-20-25.  The Company considers renewal periods in determining its lease terms if at inception of the lease there is reasonable assurance the lease will be renewed.  Expenditures for maintenance are charged to operations as incurred, whereas expenditures for renewal and betterments are capitalized.

The Company leases office space, equipment and the majority of the land occupied by its advertising structures under long-term operating leases.  The Company accounts for these leases in accordance with the policies described above.

The Company’s contracts with municipal bodies or private companies relating to street furniture, billboards, transit and malls generally require the Company to build bus stops, kiosks and other public amenities or advertising structures during the term of the contract.  The Company owns these structures and is generally allowed to advertise on them for the remaining term of the contract.  Once the Company has built the structure, the cost is capitalized and expensed over the shorter of the economic life of the asset or the remaining life of the contract.

In addition, the Company has commitments relating to required purchases of property, plant, and equipment under certain street furniture contracts.  Certain of the Company’s contracts contain penalties for not fulfilling its commitments related to its obligations to build bus stops, kiosks and other public amenities or advertising structures.  Historically, any such penalties have not materially impacted the Company’s financial position or results of operations.

Certain acquisition agreements include deferred consideration payments based on performance requirements by the seller, typically involving the completion of a development or obtaining appropriate permits that enable the Company to construct additional advertising displays.  At December 31, 2011, the Company believes its maximum aggregate contingency, which is subject to performance requirements by the seller, is approximately $32.5 million.  As the contingencies have not been met or resolved as of December 31, 2011, these amounts are not recorded.

As of December 31, 2011, the Company’s future minimum rental commitments under non-cancelable operating lease agreements with terms in excess of one year, minimum payments under non-cancelable contracts in excess of one year, and capital expenditure commitments consist of the following:

(In thousands)	Non-Cancelable Operating Leases	Non-Cancelable Contracts	Capital Expenditure Commitments
2012	$283,104	$402,974	$67,879
2013	242,845	293,690	26,472
2014	213,066	259,627	12,748
2015	209,728	228,996	16,402
2016	152,783	171,751	18,456
Thereafter	935,606	518,769	6,921
Total	$2,037,132	$1,875,807	$148,878

Rent expense charged to operations for the years ended December 31, 2011, 2010 and 2009 was $1,029.3 million, $967.5 million and $999.1 million, respectively.

In various areas in which the Company operates, outdoor advertising is the object of restrictive and, in some cases, prohibitive zoning and other regulatory provisions, either enacted or proposed. The impact to the Company of loss of displays due to governmental action has been somewhat mitigated by Federal and state laws mandating compensation for such loss and constitutional restraints.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company and its subsidiaries are currently involved in certain legal proceedings arising in the ordinary course of business and, as required, the Company has accrued its estimate of the probable costs for resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated. These estimates have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies.  It is possible, however, that future results of operations for any particular period could be materially affected by changes in the Company’s assumptions or the effectiveness of its strategies related to these proceedings.

On or about July 12, 2006 and April 12, 2007, two of the Company’s operating businesses (L&C Outdoor Ltda. (“L&C”) and Publicidad Klimes São Paulo Ltda. (“Klimes”), respectively) in the São Paulo, Brazil market received notices of infraction from the state taxing authority, seeking to impose a value added tax (“VAT”) on such businesses, retroactively for the period from December 31, 2001 through January 31, 2006. The taxing authority contends that the Company’s businesses fall within the definition of “communication services” and as such are subject to the VAT.

L&C and Klimes have filed separate petitions to challenge the imposition of this tax. L&C’s challenge in the administrative courts was unsuccessful at the first level, but successful at the second administrative level. The state taxing authority filed an appeal to the third and final administrative level, which required consideration by a full panel of 16 administrative law judges. On September 27, 2010, L&C received an unfavorable ruling at this final administrative level, which concluded that the VAT applied.  On December 15, 2011, a Special Chamber of the administrative court considered the reasonableness of the amount of the penalty assessed against L&C and significantly reduced the penalty. With the reduction, the amounts allegedly owed by L&C are approximately $8.6 million in taxes, approximately $4.3 million in penalties and approximately $18.4 million in interest (as of December 31, 2011 at an exchange rate of 0.534).  On January 27, 2012, L&C filed a writ of mandamus in the 8th lower public treasury court in São Paulo, State of São Paulo, appealing the administrative court’s decision that the VAT applies. On that same day, L&C filed a motion for an injunction barring the taxing authority from collecting the tax, penalty and interest while the appeal is pending. The court denied the motion on January 30, 2012. L&C filed a motion for reconsideration, and in early February 2012, the court granted that motion and issued an injunction.

Klimes’ challenge was unsuccessful at the first level of the administrative courts, and denied at the second administrative level on or about September 24, 2009.  On January 5, 2011, the administrative law judges at the third administrative level published a ruling that the VAT applies but significantly reduced the penalty assessed by the taxing authority.  With the penalty reduction, the amounts allegedly owed by Klimes are approximately $9.7 million in taxes, approximately $4.8 million in penalties and approximately $20.1 million in interest (as of December 31, 2011 at an exchange rate of 0.534).  In late February 2011, Klimes filed a writ of mandamus in the 13th lower public treasury court in São Paulo, State of São Paulo, appealing the administrative court’s decision that the VAT applies. On that same day, Klimes filed a motion for an injunction barring the taxing authority from collecting the tax, penalty and interest while the appeal is pending. The court denied the motion in early April 2011. Klimes filed a motion for reconsideration with the court and also appealed that ruling to the São Paulo State Higher Court, which affirmed in late April 2011. On June 20, 2011, the 13th lower public treasury court in São Paulo reconsidered its prior ruling and granted Klimes an injunction suspending any collection effort by the taxing authority until a decision on the merits is obtained at the first judicial level.

On August 8, 2011, Brazil’s National Council of Fiscal Policy (CONFAZ) published a rule authorizing a general amnesty to sixteen states, including the State of São Paulo, to reduce the principal amount of VAT allegedly owed for communications services and reduce or waive related interest and penalties.  The State of São Paulo ratified the amnesty in late August 2011.  However, in late 2011, the State of São Paulo decided not to pursue the general amnesty, but it has indicated that it would be willing to consider a special amnesty for the out-of-home industry.  Klimes and L&C are actively exploring this opportunity but do not know whether the State ultimately will offer a special amnesty or what the terms of any special amnesty might be.  Accordingly, the businesses continue to vigorously pursue their appeals in the lower public treasury court.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2011, the range of reasonably possible loss is from zero to approximately $31.2 million in the L&C matter and is from zero to approximately $34.6 million in the Klimes matter. The maximum loss that could ultimately be paid depends on the timing of the final resolution at the judicial level and applicable future interest rates. Based on the Company’s review of the law, the outcome of similar cases at the judicial level and the advice of counsel, the Company has not accrued any costs related to these claims and believes the occurrence of loss is not probable.

Guarantees

As of December 31, 2011, the Company had $70.0 million in letters of credit outstanding, of which $67.5 million of letters of credit were cash secured. Additionally, as of December 31, 2011, Clear Channel Communications had outstanding commercial standby letters of credit and surety bonds of $15.3 million and $42.9 million, respectively, held on behalf of the Company. These letters of credit and surety bonds relate to various operational matters, including insurance, bid and performance bonds, as well as other items. Letters of credit in the amount of $5.0 million are collateral in support of surety bonds and these amounts would only be drawn under the letter of credit in the event the associated surety bonds were funded and the Company did not honor its reimbursement obligation to the issuers.

In addition, as of December 31, 2011, the Company had outstanding bank guarantees of $56.2 million.  Bank guarantees in the amount of $4.3 million are backed by cash collateral.

NOTE 8 — RELATED PARTY TRANSACTIONS

The Company records net amounts due to or from Clear Channel Communications as “Due from/to Clear Channel Communications” on the consolidated balance sheets.  The accounts represent the revolving promissory note issued by the Company to Clear Channel Communications and the revolving promissory note issued by Clear Channel Communications to the Company in the face amount of $1.0 billion, or if more or less than such amount, the aggregate unpaid principal amount of all advances.  The accounts accrue interest pursuant to the terms of the promissory notes and are generally payable on demand.  Included in the accounts are the net activities resulting from day-to-day cash management services provided by Clear Channel Communications.  As a part of these services, the Company maintains collection bank accounts swept daily into accounts of Clear Channel Communications (after satisfying the funding requirements of the Trustee Account).  In return, Clear Channel Communications funds the Company’s controlled disbursement accounts as checks or electronic payments are presented for payment.  The Company’s claim in relation to cash transferred from its concentration account is on an unsecured basis and is limited to the balance of the “Due from Clear Channel Communications” account.

At December 31, 2011 and 2010, the asset recorded in “Due from Clear Channel Communications” on the consolidated balance sheet was $656.0 million and $383.8 million, respectively.  At December 31, 2011, the fixed interest rate on the “Due from Clear Channel Communications” account was 9.25%.  The net interest income for the years ended December 31, 2011, 2010 and 2009 was $45.5 million, $19.5 million and $0.7 million, respectively.  At December 31, 2011, the Company had no borrowings under the revolving promissory note to Clear Channel Communications. For so long as Clear Channel Communications maintains significant control over the Company, a deterioration in the financial condition of Clear Channel Communications could have the effect of increasing the Company’s borrowing costs or impairing the Company’s access to capital markets.  As of December 31, 2011, Clear Channel Communications had $1.2 billion recorded as “Cash and cash equivalents” on its consolidated balance sheets.

Clear Channel Communications has a $1.9 billion multi-currency revolving credit facility with a maturity in July 2014 which includes a $145.0 million sub-limit that certain of the Company’s International subsidiaries may borrow against to the extent Clear Channel Communications has not already borrowed against this capacity and is compliance with its covenants under the credit facility.  The obligations of these International subsidiaries that are borrowers under the revolving credit facility will be guaranteed by certain of the Company’s material wholly-owned subsidiaries, and secured by substantially all assets of such borrowers and guarantors, subject to permitted liens and other exceptions.  The interest rate on outstanding balances under the new credit facility is equal to an applicable margin plus, at Clear Channel Communications’ option, either (i) a base rate determined by reference to the higher of (A) the prime lending rate publicly announced by the administrative agent and (B) the Federal funds effective rate from time to time plus 0.50%, or (ii) a Eurocurrency rate determined by reference to the costs of funds for deposits for the interest period relevant to such borrowing adjusted for certain additional costs.  The applicable margin percentage is 2.40% in the case of base rate loans, and 3.40% in the case of Eurocurrency rate loans, subject to adjustment based upon Clear Channel Communications’ leverage ratio.  This facility is further disclosed in Note 6.  As of December 31, 2011, the Company had no outstanding borrowings under the $145.0 million sub-limit facility.  Clear Channel Communications had borrowed the entire sub-limit capacity as of December 31, 2011.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company provides advertising space on its billboards for radio stations owned by Clear Channel Communications.  For the years ended December 31, 2011, 2010 and 2009, the Company recorded $4.1 million, $4.2 million and $2.8 million in revenue for these advertisements, respectively.

Under the Corporate Services Agreement between Clear Channel Communications and the Company, Clear Channel Communications provides management services to the Company, which include, among other things: (i) treasury, payroll and other financial related services; (ii) certain executive officer services; (iii) human resources and employee benefits services; (iv) legal and related services; (v) information systems, network and related services; (vi) investment services; (vii) procurement and sourcing support services; and (viii) other general corporate services.  These services are charged to the Company based on actual direct costs incurred or allocated by Clear Channel Communications based on headcount, revenue or other factors on a pro rata basis.  For the years ended December 31, 2011, 2010 and 2009, the Company recorded $26.4 million, $38.1 million and $28.5 million as a component of corporate expense for these services, respectively.

Pursuant to the Tax Matters Agreement between Clear Channel Communications and the Company, the operations of the Company are included in a consolidated U.S. Federal income tax return filed by Clear Channel Communications.  The Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. Federal income tax returns with its subsidiaries.  Tax payments are made to Clear Channel Communications on the basis of the Company’s separate taxable income.  Tax benefits recognized on the Company’s employee stock option exercises are retained by the Company.

The Company computes its deferred income tax provision using the liability method in accordance with Statement of ASC 740-10, as if the Company was a separate taxpayer.  Deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled.  Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not some portion or all of the asset will not be realized.  The Company’s provision for income taxes is further disclosed in Note 9.

Pursuant to the Employee Matters Agreement, the Company’s employees participate in Clear Channel Communications’ employee benefit plans, including employee medical insurance and a 401(k) retirement benefit plan.  These costs are recorded as a component of selling, general and administrative expenses and were approximately $12.1 million, $10.3 million and $9.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Stock Purchases

On August 9, 2010, Clear Channel Communications announced that its board of directors approved a stock purchase program under which Clear Channel Communications or its subsidiaries may purchase up to an aggregate of $100 million of the Company’s Class A common stock. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at Clear Channel Communications’ discretion. During 2011, CC Finco, a subsidiary of Clear Channel Communications, purchased 1,553,971 shares of the Company’s Class A common stock through open market purchases for approximately $16.4 million.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 9 — INCOME TAXES

The operations of the Company are included in a consolidated U.S. Federal income tax return filed by Clear Channel Communications for pre-merger periods and CC Media Holdings for the post-merger periods.  However, for financial reporting purposes, the Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. Federal income tax returns with its subsidiaries.

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Current — Federal	$(340)	$6,600	$38,067
Current — foreign	(50,285)	(40,720)	(14,907)
Current — state	5,936	(1,841)	(6,391)
Total current	(44,689)	(35,961)	16,769
Deferred — Federal	(8,986)	21,134	88,972
Deferred — foreign	13,708	(3,859)	30,398
Deferred — state	(3,329)	(2,913)	12,971
Total deferred	1,393	14,362	132,341
Income tax benefit (expense)	$(43,296)	$(21,599)	$149,110

For the year ended December 31, 2011 the Company recorded current tax expense of $44.7 million as compared to $36.0 million for the 2010 year.  The change in current tax was due primarily to an increase in income before income taxes for the Company.  This was partially offset by the effects of the settlement of U.S. Federal and state tax examinations that resulted in a net reduction of current tax expense during the year.

Deferred tax benefits decreased $13.0 million for the year ended December 31, 2011 compared to 2010, primarily due to a decrease in Federal tax losses in 2011.  In addition, in 2010 a valuation allowance of $13.6 million was recorded against deferred tax assets related to capital allowances in foreign jurisdictions due to the uncertainty of the ability to realize those assets in future periods.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2011 and 2010 are as follows:

(In thousands)	2011	2010
Deferred tax liabilities:
Intangibles and fixed assets	$904,870	$839,409
Foreign	40,404	52,202
Investments in nonconsolidated affiliates	—	222
Equity in Earnings	131	—
Other investments	4,740	13,305
Total deferred tax liabilities	950,145	905,138

Deferred tax assets:
Accrued expenses	3,641	9,224
Equity in earnings	—	66
Investments in nonconsolidated affiliates	143	—
Deferred income	14	47
Net operating loss carryforwards	113,300	66,270
Bad debt reserves	1,883	1,913
Other	16,166	13,480
Total deferred tax assets	135,147	91,000
Less: Valuation Allowance	10,323	13,580
Net deferred tax assets	124,824	77,420

Net deferred tax liabilities	825,321	827,718
Less: current portion	(2,389)	850
Long-term net deferred tax liabilities	$822,932	$828,568

At December 31, 2011, the Company had recorded net operating loss carryforwards (tax effected) for federal and state income tax purposes of $113.3 million, expiring in various amounts through 2031.  The Company expects to realize the benefits of the majority of net operating losses based on its expectations as to future taxable income from deferred tax liabilities that reverse in the relevant carryforward period and therefore the Company has not recorded a valuation allowance against those losses.

At December 31, 2011 and 2010, net deferred tax assets include a deferred tax asset of $15.9 million and $13.5 million, respectively, relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation.  Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date.   Accordingly, there can be no assurance that the stock price of the Company’s Common Stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in our balance sheet.  See Note 10 for additional discussion of ASC 718-10.

The deferred tax liabilities associated with intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired permits and tax deductible goodwill created from the Company’s various stock acquisitions.  In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize its book basis in permits.  As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its permits and tax deductible goodwill or sells its permits.  As the Company continues to amortize its tax basis in its permits and tax deductible goodwill, the deferred tax liability will increase over time.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The reconciliation of income tax computed at the U.S. Federal statutory tax rates to income tax benefit (expense) is:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Income tax benefit (expense) at statutory rates	$(37,280)	$19,187	$357,576
State income taxes, net of Federal tax benefit	2,607	(4,754)	6,580
Foreign taxes	(3,617)	(31,098)	(92,929)
Nondeductible items	(550)	(500)	(405)
Tax contingencies	(2,360)	1,142	2,901
Impairment charge	—	—	(113,712)
Other, net	(2,096)	(5,576)	(10,901)
Income tax benefit (expense)	$(43,296)	$(21,599)	$149,110

During 2011, the Company recorded tax expense of approximately $43.3 million. The 2011 income tax expense and  40.6% effective tax rate were impacted primarily by the Company’s inability to benefit losses in certain foreign jurisdictions as well as additional tax expense recorded for interest on uncertain tax positions.  The effects of the items mentioned above were partially offset by a reduction in tax expense recorded during 2011 related to the settlement of U.S. Federal and state tax examinations during the year.  Foreign income before income taxes was approximately $94.2 million for 2011.

All tax liabilities owed by the Company are paid by the Company or on behalf of the Company by Clear Channel Communications through an operating account that represents net amounts due to or from Clear Channel Communications.

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense.  The total amount of interest accrued at December 31, 2011 and 2010, was $8.8 million and $11.4 million, respectively.  The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2011 and 2010, was $48.9 million and $54.2 million, respectively, of which $42.1 million and $46.6 million is included in “Other long-term liabilities” and $1.6 million and $2.9 million is included in “Accrued Expenses” on the Company’s consolidated balance sheet.  In addition, $5.2 million and $4.7 million of unrecognized tax benefits are recorded net with the Company’s deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2011 and 2010, respectively.  The total amount of unrecognized tax benefits at December 31, 2011 and 2010 that, if recognized, would impact the effective income tax rate is $36.7 million and $41.4 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In thousands)	Years Ended December 31,
	2011	2010
Balance at beginning of period	$42,807	$47,568
Increases due to tax positions taken in the current year	3,303	2,540
Increases due to tax positions taken in previous years	3,415	6,265
Decreases due to tax positions taken in previous years	(7,833)	(6,594)
Decreases due to settlements with taxing authorities	(1,559)	(1,879)
Decreases due to lapse of statute of limitations	(55)	(5,093)
Balance at end of period	$40,078	$42,807

Pursuant to the Tax Matters Agreement between Clear Channel Communications and the Company, the operations of the Company are included in a consolidated U.S. Federal income tax return filed by Clear Channel Communications.  In addition, the Company and its subsidiaries file income tax returns in various state and foreign jurisdictions.  During 2011, the Company settled several state tax examinations. As a result of the settlements, the Company paid $1.6 million in additional tax and reversed the excess liabilities related to the settled tax years.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

During 2010, the Company reached a settlement with the Internal Revenue Service (“IRS”) related to the tax years 2005 and 2006.  As a result of the settlement the Company paid approximately $1.0 million, inclusive of interest, to the IRS and reversed the excess liabilities related to the effectively settled tax years.  The IRS is currently auditing Clear Channel Communications’ and the Company’s 2007 and pre-merger 2008 tax year and CC Media Holdings’ and the Company’s post-merger 2008 tax year.  In addition, the Company effectively settled several state and foreign tax examinations during 2010 that resulted in a reduction to our net tax liabilities to reflect the tax benefits of the settlements.  Substantially all material state, local and foreign income tax matters have been concluded for the years through 2003.

NOTE 10 — SHAREHOLDERS’ EQUITY

Stock Options

The Company has granted options to purchase shares of its Class A common stock to employees and directors of the Company and its affiliates under its equity incentive plan at no less than the fair value of the underlying stock on the date of grant.  These options are granted for a term not exceeding ten years and are forfeited, except in certain circumstances, in the event the employee or director terminates his or her employment or relationship with the Company or one of its affiliates.  These options vest solely on continued service over a period of up to five years.    The equity incentive plan contains anti-dilutive provisions that permit an adjustment of the number of shares of the Company’s common stock represented by each option for any change in capitalization.

The Company accounts for its share-based payments using the fair value recognition provisions of ASC 718-10.  The fair value of the options is estimated using a Black-Scholes option-pricing model and amortized straight-line to expense over the vesting period.  ASC 718-10 requires the cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options (excess tax benefits) to be classified as financing cash flows.  The excess tax benefit that is required to be classified as a financing cash inflow after application of ASC 718-10 is not material.

The fair value of each option awarded is estimated on the date of grant using a Black-Scholes option-pricing model.  Expected volatilities are based on historical volatility on the Company’s stock over the expected life of the options.  The expected life of options granted represents the period of time that options granted are expected to be outstanding.   The Company uses historical data to estimate option exercise and employee terminations within the valuation model.  The Company includes estimated forfeitures in its compensation cost and updates the estimated forfeiture rate through the final vesting date of awards.  The risk free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods equal to the expected life of the option.  The following assumptions were used to calculate the fair value of the Company’s options on the date of grant:

	Years Ended December 31,
	2011	2010	2009
Expected volatility	57%	58%	58%
Expected life in years	6.3	5.5 – 7.0	5.5 – 7.0
Risk-free interest rate	1.26% – 2.75%	1.38% – 3.31%	2.31% – 3.25%
Dividend yield	0%	0%	0%

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents a summary of the Company's stock options outstanding at and stock option activity during the year ended December 31, 2011 (“Price” reflects the weighted average exercise price per share):

(In thousands, except per share data)	Options	Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding, January 1, 2011	9,041	$15.55
Granted (a)	1,908	14.69
Exercised (b)	(220)	6.39
Forfeited	(834)	11.71
Expired	(904)	24.08
Outstanding, December 31, 2011	8,991	15.10	6.0 years	$14,615
Exercisable	4,998	17.64	4.3 years	$5,725
Expected to Vest	3,638	11.88	8.2 years	$8,320

__________
(a)	The weighted average grant date fair value of the Company’s options granted during the years ended December 31, 2011, 2010 and 2009 was $8.30, $5.65 and $3.38 per share, respectively.

(b)
Cash received from option exercises during the years ended December 31, 2011 and 2010 was $1.4 million and $0.9 million, respectively.  The total intrinsic value of the options exercised during the years ended December 31, 2011 and 2010 was $1.5 million and $1.1 million, respectively.  No options were exercised during the year ended December 31, 2009.

A summary of the Company’s unvested options at and changes during the year ended December 31, 2011 is presented below:

(In thousands, except per share data)	Options	Weighted Average Grant Date Fair Value
Unvested, January 1, 2011	4,389	$5.31
Granted	1,908	8.30
Vested (a)	(1,470)	5.59
Forfeited	(834)	6.15
Unvested, January 31, 2011	3,993	6.41

__________
(a)	The total fair value of the options vested during the years ended December 31, 2011, 2010 and 2009 was $8.2 million, $15.9 million and $9.9 million, respectively.

Restricted Stock Awards

The Company has also granted both restricted stock and restricted stock unit awards to its employees and affiliates under its equity incentive plan.  The restricted stock awards represent shares of Class A common stock that hold a legend which restricts their transferability for a term of up to five years.  The restricted stock units represent the right to receive shares upon vesting, which is generally over a period of up to five years. Both restricted stock awards and restricted stock units are forfeited, except in certain circumstances, in the event the employee terminates his or her employment or relationship with the Company prior to the lapse of the restriction.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents a summary of the Company's restricted stock and restricted stock units outstanding at and activity during the year ended December 31, 2011 (“Price” reflects the weighted average share price at the date of grant):

(In thousands, except per share data)	Awards	Price
Outstanding, January 1, 2011	180	$15.36
Granted	—
Vested (restriction lapsed)	(88)	19.44
Forfeited	(9)	29.03
Outstanding, December 31, 2011	83	8.69

Share-Based Compensation Cost

The share based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the vesting period. The following table presents the amount of share based compensation recorded during the years ended December 31, 2011, 2010 and 2009:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Direct operating expenses	$7,927	$8,756	$7,612
Selling, general and administrative expenses	2,839	3,197	2,777
Corporate expenses	147	384	1,715
Total share-based compensation expense	$10,913	$12,337	$12,104

The tax benefit related to the share-based compensation expense for the years ended December 31, 2011, 2010, and 2009 was $4.3 million, $4.8 million, and $4.7 million, respectively.

As of December 31, 2011, there was $18.6 million of unrecognized compensation cost, net of estimated forfeitures, related to unvested share-based compensation arrangements.  The cost is expected to be recognized over a weighted average period of approximately three years.

Reconciliation of Earnings (Loss) per Share

(In thousands, except per share data)	Years Ended December 31,
	2011	2010	2009
NUMERATOR:
Net income (loss) attributable to the Company – common shares	$42,946	$(87,523)	$(868,189)
Less: Participating securities dividends	2,972	5,916	6,799
Net income (loss) attributable to the Company per common share – basic and diluted	$39,974	$(93,439)	$(874,988)

DENOMINATOR:
Weighted average common shares outstanding – basic	355,907	355,568	355,377
Effect of dilutive securities:
Stock options and restricted stock awards (1)	621	—	—
Weighted average common shares outstanding – diluted	356,528	355,568	355,377

Net income (loss) attributable to the Company per common share:
Basic	$0.11	$(0.26)	$(2.46)
Diluted	$0.11	$(0.26)	$(2.46)
__________

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(1)	6.0 million, 5.2 million, and 6.7 million stock options were outstanding at December 31, 2011, 2010 and 2009, respectively, that were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive as the respective options' strick price was greater than the current market price of the shares.

NOTE 11 — EMPLOYEE STOCK AND SAVINGS PLANS

The Company’s U.S. employees are eligible to participate in various 401(k) savings and other plans provided by Clear Channel Communications for the purpose of providing retirement benefits for substantially all employees.  Under these plans, a Company employee can make pre-tax contributions and the Company will match 50% of the employee’s first 5% of pay contributed to the plan.  Employees vest in these Company matching contributions based upon their years of service to the Company.  Contributions to these plans of $2.3 million, $1.9 million and $0.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, were recorded as a component of operating expenses. The Company suspended the matching contribution as of April 30, 2009 and reinstated the matching contribution effective April 1, 2010 retroactive to January 1, 2010.

In addition, employees in the Company’s International segment participate in retirement plans administered by the Company which are not part of the 401(k) savings and other plans sponsored by Clear Channel Communications.  Contributions to these plans of $12.1 million, $15.8 million and $17.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, were recorded as a component of operating expenses.

Certain highly compensated executives of the Company are eligible to participate in a non-qualified deferred compensation plan sponsored by Clear Channel Communications, under which such executives are able to make an annual election to defer up to 50% of their annual salary and up to 80% of their bonus before taxes.  Matching credits on amounts deferred may be made in the sole discretion of Clear Channel Communications and Clear Channel Communications retains ownership of all assets until distributed.  Participants in the plan have the opportunity to allocate their deferrals and any matching credits among different investment options, the performance of which is used to determine the amounts paid to participants under the plan.  There is no liability recorded by the Company under this deferred compensation plan as the liability of this plan is that of Clear Channel Communications.

NOTE 12 — OTHER INFORMATION

The following table discloses the components of “Other income (expense)” for the years ended December 31, 2011, 2010 and 2009, respectively:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Foreign exchange gain (loss)	$796	$(6,014)	$(4,207)
Other	(1,445)	679	(5,161)
Total other income (expense) — net	$(649)	$(5,335)	$(9,368)

The following table discloses the components of “Other current assets” as of December 31, 2011 and 2010, respectively:

(In thousands)	As of December 31,
	2011	2010
Deferred loan costs	$7,653	$7,653
Inventory	18,895	20,698
Deferred tax asset	―	850
Deposits	14,715	30,533
Other receivables	10,682	14,899
Other	18,988	16,336
Total other current assets	$70,933	$90,969

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table discloses the components of “Other long-term liabilities” as of December 31, 2011 and 2010, respectively:

(In thousands)	As of December 31,
	2011	2010
Unrecognized tax benefits	$42,096	$46,648
Asset retirement obligation	47,534	48,263
Employee related liabilities	40,145	34,551
Deferred rent	68,048	45,021
Redeemable noncontrolling interest	57,855	57,765
Other	26,262	19,625
Total other long-term liabilities	$281,940	$251,873

The following table discloses the components of “Accumulated other comprehensive loss,” net of tax, as of December 31, 2011 and 2010, respectively:

(In thousands)	As of December 31,
	2011	2010
Cumulative currency translation adjustment	$(247,025)	$(207,481)
Cumulative unrealized gain (loss) on investments	37	42
Total accumulated other comprehensive loss	$(246,988)	$(207,439)

NOTE 13 — SEGMENT DATA

The Company has two reportable segments, which it believes best reflect how the Company is currently managed – Americas and International.  The Americas segment primarily includes operations in the United States, Canada and Latin America, and the International segment primarily includes operations in Europe, Asia and Australia. The Americas and International display inventory consists primarily of billboards, street furniture displays and transit displays. Corporate includes infrastructure and support including, information technology, human resources, legal, finance and administrative functions of each of the Company’s operating segments, as well as overall executive, administrative and support functions. Share-based payments are recorded by each segment in direct operating and selling, general and administrative expenses.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents the Company’s operating segment results for the years ended December 31, 2011, 2010 and 2009:

(In thousands)	Americas	International	Corporate and other reconciling items	Consolidated

Year Ended December 31, 2011
Revenue	$1,336,592	$1,667,282	$—	$3,003,874
Direct operating expenses	607,210	1,031,591	—	1,638,801
Selling, general and administrative expenses	225,217	315,655	—	540,872
Depreciation and amortization	222,554	208,410	1,071	432,035
Impairment charges	—	—	7,614	7,614
Corporate expenses	—	—	90,205	90,205
Other operating expense – net	—	—	8,591	8,591
Operating income (loss)	$281,611	$111,626	$(90,299)	$302,938

Segment assets	$4,036,584	$2,015,687	$1,035,914	$7,088,185
Capital expenditures	$132,771	$159,973	$—	$292,744
Share-based compensation expense	$7,601	$3,165	$147	$10,913

Year Ended December 31, 2010
Revenue	$1,290,014	$1,507,980	$—	$2,797,994
Direct operating expenses	588,592	971,380	—	1,559,972
Selling, general and administrative expenses	218,776	275,880	—	494,656
Depreciation and amortization	209,127	204,461	—	413,588
Impairment charges	—	—	11,493	11,493
Corporate expenses	—	—	107,596	107,596
Other operating expense – net	—	—	(23,753)	(23,753)
Operating income (loss)	$273,519	$56,259	$(142,842)	$186,936

Segment assets	$4,578,130	$2,059,892	$438,543	$7,076,565
Capital expenditures	$96,720	$98,553	$—	$195,273
Share-based compensation expense	$9,207	$2,746	$384	$12,337

Year Ended December 31, 2009
Revenue	$1,238,171	$1,459,853	$—	$2,698,024
Direct operating expenses	608,078	1,017,005	—	1,625,083
Selling, general and administrative expenses	202,196	282,208	—	484,404
Depreciation and amortization	210,280	229,367	—	439,647
Impairment charges	—	—	890,737	890,737
Corporate expenses	—	—	65,247	65,247
Other operating expense – net	—	—	(8,231)	(8,231)
Operating income (loss)	$217,617	$(68,727)	$(964,215)	$(815,325)

Segment assets	$4,722,975	$2,216,691	$252,756	$7,192,422
Capital expenditures	$84,440	$91,513	$—	$175,953
Share-based compensation expense	$7,977	$2,412	$1,715	$12,104

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Revenue of $1.8 billion, $1.6 billion and $1.6 billion derived from the Company’s foreign operations are included in the data above for the years ended December 31, 2011, 2010 and 2009, respectively.  Revenue of $1.2 billion, $1.2 billion and $1.1 billion derived from the Company’s U.S. operations are included in the data above for the years ended December 31, 2011, 2010 and 2009, respectively.

Identifiable long-lived assets of $796.3 million, $801.1 million and $862.1 million derived from the Company’s foreign operations are included in the data above for the years ended December 31, 2011, 2010 and 2009, respectively.  Identifiable long-lived assets of $1.5 billion, $1.5 billion and $1.6 billion derived from the Company’s U.S. operations are included in the data above for the years ended December 31, 2011, 2010 and 2009, respectively.

NOTE 14 — QUARTERLY RESULTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,		Three Months Ended December 31,
	2011	2010	2011	2010	2011	2010	2011	2010
Revenue	$650,214	$608,768	$789,208	$701,407	$748,450	$695,086	$816,002	$792,733
Operating expenses:
Direct operating expenses	391,380	378,886	415,472	385,884	408,132	380,619	423,817	414,583
Selling, general and administrative expenses	123,180	111,357	142,937	130,692	131,915	115,224	142,840	137,383
Corporate expenses	21,983	20,772	23,038	23,757	22,303	26,197	22,881	36,870
Depreciation and amortization	102,330	101,709	105,600	105,299	114,934	103,833	109,171	102,747
Impairment charges	—	—	—	—	—	—	7,614	11,493
Other operating income (expense) — net	4,802	1,018	4,300	1,720	37	(27,672)	(548)	1,181
Operating income (loss)	16,143	(2,938)	106,461	57,495	71,203	41,541	109,131	90,838
Interest expense	60,983	58,318	60,803	60,395	61,809	60,276	58,840	60,464
Interest income on Due from Clear Channel Communications	9,053	3,413	10,518	3,806	12,215	4,800	13,673	7,441
Loss on marketable securities	—	—	—	—	—	—	(4,827)	(6,490)
Equity in earnings (loss) of nonconsolidated affiliates	(71)	(803)	673	4	1,038	(663)	4,389	(8,474)
Other income (expense) — net	3,111	(837)	(277)	(4,155)	(1,859)	1,545	(1,624)	(1,888)
Income (loss) before income taxes	(32,747)	(59,483)	56,572	(3,245)	20,788	(13,053)	61,902	20,963
Income tax benefit (expense)	22,355	10,704	(22,360)	741	(11,002)	(18,829)	(32,289)	(14,215)
Consolidated net income (loss)	(10,392)	(48,779)	34,212	(2,504)	9,786	(31,882)	29,613	6,748
Less amount attributable to noncontrolling interest	(851)	(997)	7,517	6,623	6,573	3,012	7,034	2,468
Net income (loss) attributable to the Company	$(9,541)	$(47,782)	$26,695	$(9,127)	$3,213	$(34,894)	$22,579	$4,280

Net income (loss) per common share:
Basic	$(0.03)	$(0.14)	$0.07	$(0.03)	$0.01	$(0.10)	$0.06	$0.00
Diluted	$(0.03)	$(0.14)	$0.07	$(0.03)	$0.01	$(0.10)	$0.06	$0.00

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 15 — GUARANTOR SUBSIDIARIES

The Company and certain of the Company’s direct and indirect wholly-owned domestic subsidiaries (the “Guarantor Subsidiaries”) fully and unconditionally guaranteed on a joint and several basis certain of the outstanding indebtedness of CCWH (the “Subsidiary Issuer”).  The following consolidating schedules present financial information on a combined basis in conformity with the SEC’s Regulation S-X Rule 3-10(d):

(In thousands)	December 31, 2011
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash and cash equivalents	$325,696	$—	$—	$249,448	$(32,489)	$542,655
Accounts receivable, net	—	—	232,834	474,796	—	707,630
Intercompany receivables	—	183,310	1,435,881	—	(1,619,191)	—
Prepaid expenses	1,980	—	72,268	58,262	—	132,510
Other current assets	32	—	7,358	63,543	—	70,933
Total Current Assets	327,708	183,310	1,748,341	846,049	(1,651,680)	1,453,728
Property, plant and equipment, net	—	—	1,448,078	798,632	—	2,246,710
Definite-lived intangibles, net	—	—	378,515	240,011	—	618,526
Indefinite-lived intangibles	—	—	1,090,597	15,107	—	1,105,704
Goodwill	—	—	571,932	285,261	—	857,193
Due from Clear Channel Communications	656,040	—	—	—	—	656,040
Intercompany notes receivable	182,026	2,774,175	—	17,832	(2,974,033)	—
Other assets	2,775,720	786,783	1,475,709	61,309	(4,949,237)	150,284
Total Assets	$3,941,494	$3,744,268	$6,713,172	$2,264,201	$(9,574,950)	$7,088,185
Accounts payable	$—	$—	$39,151	$101,569	$(32,489)	$108,231
Accrued expenses	144	1,134	97,075	400,613	—	498,966
Intercompany accounts payable	1,424,937	—	183,310	10,944	(1,619,191)	—
Deferred income	—	—	34,217	55,763	—	89,980
Current portion of long-term debt	—	—	31	23,775	—	23,806
Total Current Liabilities	1,425,081	1,134	353,784	592,664	(1,651,680)	720,983
Long-term debt	—	2,500,000	1,265	20,838	—	2,522,103
Intercompany notes payable	7,491	—	2,692,644	273,898	(2,974,033)	—
Other long-term liabilities	—	1,204	118,650	162,086	—	281,940
Deferred tax liability	225	(137)	771,105	51,739	—	822,932
Total shareholders’ equity	2,508,697	1,242,067	2,775,724	1,162,976	(4,949,237)	2,740,227
Total Liabilities and Shareholders’ Equity	$3,941,494	$3,744,268	$6,713,172	$2,264,201	$(9,574,950)	$7,088,185

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	December 31, 2010
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash and cash equivalents	$426,742	$—	$—	$203,789	$(6,513)	$624,018
Accounts receivable, net	—	—	250,552	484,563	—	735,115
Intercompany receivables	—	116,624	1,261,437	5,781	(1,383,842)	—
Prepaid expenses	1,537	—	43,116	55,738	—	100,391
Other current assets	—	—	10,205	80,764	—	90,969
Total Current Assets	428,279	116,624	1,565,310	830,635	(1,390,355)	1,550,493
Property, plant and equipment, net	—	—	1,493,640	804,084	—	2,297,724
Definite-lived intangibles, net	—	—	400,012	305,206	—	705,218
Indefinite-lived intangibles	—	—	1,098,958	15,455	—	1,114,413
Goodwill	—	—	571,932	290,310	—	862,242
Due from Clear Channel Communications	383,778	—	—	—	—	383,778
Intercompany notes receivable	182,026	2,590,955	9,243	17,832	(2,800,056)	—
Other assets	2,773,305	1,034,182	1,492,337	62,319	(5,199,446)	162,697
Total Assets	$3,767,388	$3,741,761	$6,631,432	$2,325,841	$(9,389,857)	$7,076,565
Accounts payable	$—	$—	$12,688	$94,365	$(6,513)	$100,540
Accrued expenses	(26)	165	116,085	406,821	—	523,045
Intercompany accounts payable	1,261,437	—	122,405	—	(1,383,842)	—
Deferred income	—	—	38,264	62,411	—	100,675
Current portion of long-term debt	—	—	—	41,676	—	41,676
Total Current Liabilities	1,261,411	165	289,442	605,273	(1,390,355)	765,936
Long-term debt	—	2,500,000	—	22,133	—	2,522,133
Intercompany notes payable	7,491	—	2,701,610	90,955	(2,800,056)	—
Other long-term liabilities	—	1,108	105,482	145,283	—	251,873
Deferred tax liability	225	—	761,593	66,750	—	828,568
Total shareholders’ equity	2,498,261	1,240,488	2,773,305	1,395,447	(5,199,446)	2,708,055
Total Liabilities and Shareholders’ Equity	$3,767,388	$3,741,761	$6,631,432	$2,325,841	$(9,389,857)	$7,076,565

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2011
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,161,584	$1,842,290	$—	$3,003,874
Operating expenses:
Direct operating expenses	—	—	509,036	1,129,765	—	1,638,801
Selling, general and administrative expenses	—	—	186,563	354,309	—	540,872
Corporate expenses	11,913	—	47,379	30,913	—	90,205
Depreciation and amortization	—	—	207,416	224,619	—	432,035
Impairment charge	—	—	6,468	1,146	—	7,614
Other operating income (expense) – net	—	—	9,326	(735)	—	8,591
Operating income (loss)	(11,913)	—	214,048	100,803	—	302,938
Interest expense	35	231,251	6,688	4,461	—	242,435
Interest income on Due from Clear Channel Communications	—	—	45,459	—	—	45,459
Intercompany interest income	14,008	231,606	—	981	(246,595)	—
Intercompany interest expense	492	—	245,537	566	(246,595)	—
Loss on marketable securities	—	—	—	(4,827)	—	(4,827)
Equity in earnings (loss) of nonconsolidated affiliates	41,964	33,104	39,556	5,704	(114,299)	6,029
Other income (expense) – net	—	(374)	257	(532)	—	(649)
Income (loss) before income taxes	43,532	33,085	47,095	97,102	(114,299)	106,515
Income tax benefit (expense)	(586)	(1,004)	(5,131)	(36,575)	—	(43,296)
Consolidated net income (loss)	42,946	32,081	41,964	60,527	(114,299)	63,219
Less amount attributable to noncontrolling interest	—	—	—	20,273	—	20,273
Net income (loss) attributable to the Company	$42,946	$32,081	$41,964	$40,254	$(114,299)	$42,946
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	—	—	1,048	(30,849)	—	(29,801)
Foreign currency reclassification adjustment	—	—	—	—	—	—
Unrealized loss on marketable securities	—	—	(4,834)	—	—	(4,834)
Reclassification adjustment for realized loss on marketable securities included in net income (loss)	—	—	3,787	—	—	3,787
Equity in subsidiary comprehensive income	(39,766)	(26,382)	(39,766)	—	105,914	—
Comprehensive income (loss)	3,180	5,699	2,199	9,405	(8,385)	12,098
Less amount attributable to noncontrolling interest	—	(1)	1	8,918	—	8,918
Comprehensive income (loss) attributable to the Company	$3,180	$5,700	$2,198	$487	$(8,385)	$3,180

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2010
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,125,243	$1,672,751	$—	$2,797,994
Operating expenses:
Direct operating expenses	—	—	498,452	1,061,520	—	1,559,972
Selling, general and administrative expenses	—	—	184,674	309,982	—	494,656
Corporate expenses	13,407	451	66,390	27,348	—	107,596
Depreciation and amortization	—	—	193,973	219,615	—	413,588
Impairment charge	—	—	9,351	2,142	—	11,493
Other operating income (expense) – net	—	—	(13,244)	(10,509)	—	(23,753)
Operating income (loss)	(13,407)	(451)	159,159	41,635	—	186,936
Interest expense	447	230,687	4,312	4,007	—	239,453
Interest income on Due from Clear Channel Communications	—	—	19,460	—	—	19,460
Intercompany interest income	14,062	231,680	—	987	(246,729)	—
Intercompany interest expense	484	—	244,422	1,823	(246,729)	—
Loss on marketable securities	—	—	—	(6,490)	—	(6,490)
Equity in earnings (loss) of nonconsolidated affiliates	(87,351)	(26,733)	(26,899)	(9,753)	140,800	(9,936)
Other income (expense) – net	—	—	(16,266)	10,931	—	(5,335)
Income (loss) before income taxes	(87,627)	(26,191)	(113,280)	31,480	140,800	(54,818)
Income tax benefit (expense)	104	515	25,929	(48,147)	—	(21,599)
Consolidated net income (loss)	(87,523)	(25,676)	(87,351)	(16,667)	140,800	(76,417)
Less amount attributable to noncontrolling interest	—	—	—	11,106	—	11,106
Net income (loss) attributable to the Company	$(87,523)	$(25,676)	$(87,351)	$(27,773)	$140,800	$(87,523)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	—	3,720	—	12,517	—	16,237
Foreign currency reclassification adjustment	—	—	—	3,437	—	3,437
Unrealized loss on marketable securities	—	—	—	(7,809)	—	(7,809)
Reclassification adjustment for realized loss on marketable securities included in net income (loss)	—	—	—	6,490	—	6,490
Equity in subsidiary comprehensive income	10,738	(318)	10,738	—	(21,158)	—
Comprehensive income (loss)	(76,785)	(22,274)	(76,613)	(13,138)	119,642	(69,168)
Less amount attributable to noncontrolling interest	—	—	—	7,617	—	7,617
Comprehensive income (loss) attributable to the Company	$(76,785)	$(22,274)	$(76,613)	$(20,755)	$119,642	$(76,785)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2009
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,102,716	$1,595,308	$—	$2,698,024
Operating expenses:
Direct operating expenses	—	—	534,423	1,090,660	—	1,625,083
Selling, general and administrative expenses	—	—	172,818	311,586	—	484,404
Corporate expenses	13,859	—	36,403	14,985	—	65,247
Depreciation and amortization	—	—	195,439	244,208	—	439,647
Impairment charge	—	—	696,500	194,237	—	890,737
Other operating income (expense) – net	—	—	(11,807)	3,576	—	(8,231)
Operating income (loss)	(13,859)	—	(544,674)	(256,792)	—	(815,325)
Interest expense	410	5,702	143,570	5,237	—	154,919
Interest income on Due from Clear Channel Communications	—	—	724	—	—	724
Intercompany interest income	10,729	7,198	1,086	1,225	(20,238)	—
Intercompany interest expense	860	—	16,751	2,627	(20,238)	—
Loss on marketable securities	—	—	—	(11,315)	—	(11,315)
Equity in earnings (loss) of nonconsolidated affiliates	(864,323)	(233,027)	(287,430)	(30,928)	1,384,266	(31,442)
Other income (expense) – net	(1,683)	—	(2,806)	(4,879)	—	(9,368)
Income (loss) before income taxes	(870,406)	(231,531)	(993,421)	(310,553)	1,384,266	(1,021,645)
Income tax benefit (expense)	2,217	(2,742)	129,481	20,154	—	149,110
Consolidated net income (loss)	(868,189)	(234,273)	(863,940)	(290,399)	1,384,266	(872,535)
Less amount attributable to noncontrolling interest	—	—	—	(4,346)	—	(4,346)
Net income (loss) attributable to the Company	$(868,189)	$(234,273)	$(863,940)	$(286,053)	$1,384,266	$(868,189)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	—	(286)	—	118,918	—	118,632
Foreign currency reclassification adjustment	—	—	—	(523)	—	(523)
Unrealized loss on marketable securities	—	—	—	(9,971)	—	(9,971)
Reclassification adjustment for realized loss on marketable securities included in net income (loss)	—	—	—	11,315	—	11,315
Equity in subsidiary comprehensive income	111,403	79,329	111,403	—	(302,135)	—
Comprehensive income (loss)	(756,786)	(155,230)	(752,537)	(166,314)	1,082,131	(748,736)
Less amount attributable to noncontrolling interest	—	—	—	8,050	—	8,050
Comprehensive income (loss) attributable to the Company	$(756,786)	$(155,230)	$(752,537)	$(174,364)	$1,082,131	$(756,786)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2011
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Consolidated net income (loss)	$42,946	$32,081	$41,964	$60,527	$(114,299)	$63,219
Reconciling items:
Impairment charges	—	—	6,468	1,146	—	7,614
Depreciation and amortization	—	—	207,416	224,619	—	432,035
Deferred taxes	—	(137)	12,409	(13,665)	—	(1,393)
Provision for doubtful accounts	—	—	1,351	4,626	—	5,977
Share-based compensation	—	—	7,748	3,165	—	10,913
(Gain) loss on sale of operating assets	—	—	(9,326)	735	—	(8,591)
Loss on marketable securities	—	—	—	4,827	—	4,827
Other reconciling items – net	(41,964)	(32,730)	(32,051)	(5,230)	114,299	2,324
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	—	—	16,301	(472)	—	15,829
Decrease (increase) in Federal income taxes receivable	—	—	—	—	—	—
Increase (decrease) in accrued expenses	—	96	(56,716)	21,318	—	(35,302)
Increase (decrease) in accounts payable and other liabilities	—	—	74,887	—	(25,976)	48,911
Decrease in deferred income	—	—	(3,564)	(6,648)	—	(10,212)
Changes in other operating assets and liabilities, net of effects of acquisitions and dispositions	(661)	969	(23,750)	4,509	—	(18,933)
Net cash provided by (used for) operating activities	321	279	243,137	299,457	(25,976)	517,218
Cash flows from investing activities:
Purchases of property, plant and equipment	—	—	(121,305)	(169,745)	—	(291,050)
Proceeds from disposal of assets	—	—	8,746	4,137	—	12,883
Purchases of other operating assets	—	—	(14,203)	(591)	—	(14,794)
Purchases of businesses	—	—	—	(13,179)	—	(13,179)
Equity contributions to subsidiaries	—	—	(199)	—	199	—
Decrease (increase) in intercompany notes receivable – net	—	66,780	—	—	(66,780)	—
Dividends from subsidiaries	—	—	704	—	(704)	—
Change in other – net	—	—	(289)	7,495	—	7,206
Net cash provided by (used for) investing activities	—	66,780	(126,546)	(171,883)	(67,285)	(298,934)
Cash flows from financing activities:
Draws on credit facilities	—	—	—	—	—	—
Payments on credit facilities	—	—	(397)	(3,754)	—	(4,151)
Proceeds from long-term debt	—	—	—	5,012	—	5,012
Payments on long-term debt	—	—	—	(20,099)	—	(20,099)
Net transfers to Clear Channel Communications	(272,262)	—	—	—	—	(272,262)
Intercompany funding	169,805	(67,059)	(116,390)	13,644	—	—
Increase (decrease) in intercompany notes payable – net	—	—	277	(67,057)	66,780	—
Deferred finance charges	—	—	—	—	—	—
Dividends declared and paid	—	—	—	(704)	704	—
Equity contributions from parent	—	—	—	199	(199)	—
Purchases of noncontrolling interests	—	—	—	(4,682)	—	(4,682)
Change in other – net	1,090	—	(81)	(3,571)	—	(2,562)
Net cash provided by (used for) financing activities	(101,367)	(67,059)	(116,591)	(81,012)	67,285	(298,744)
Effect of exchange rate changes on cash	—	—	—	(903)	—	(903)
Net increase (decrease) in cash and cash equivalents	(101,046)	—	—	45,659	(25,976)	(81,363)
Cash and cash equivalents at beginning of period	426,742	—	—	203,789	(6,513)	624,018
Cash and cash equivalents at end of period	$325,696	$—	$—	$249,448	$(32,489)	$542,655

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2010
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Consolidated net income (loss)	$(87,523)	$(25,676)	$(87,351)	$(16,667)	$140,800	$(76,417)
Reconciling items:
Impairment charges	—	—	9,351	2,142	—	11,493
Depreciation and amortization	—	—	193,973	219,615	—	413,588
Deferred taxes	—	—	(15,158)	796	—	(14,362)
Provision for doubtful accounts	—	—	2,284	6,584	—	8,868
Share-based compensation	—	—	9,591	2,746	—	12,337
Loss on sale of operating assets	—	—	13,244	10,509	—	23,753
Loss on marketable securities	—	—	—	6,490	—	6,490
Other reconciling items – net	87,351	30,453	30,522	17,982	(140,800)	25,508
Changes in operating assets and liabilities:
Increase in accounts receivable	—	—	(23,460)	(23,653)	—	(47,113)
Decrease (increase) in Federal income taxes receivable	774	(1,502)	50,136	1,550	—	50,958
Increase in accrued expenses	—	—	34,146	11,457	—	45,603
Increase (decrease) in accounts payable and other liabilities	—	(117)	12,370	(15,633)	8,500	5,120
Increase (decrease) in deferred income	—	—	232	(7,277)	—	(7,045)
Changes in other operating assets and liabilities, net of effects of acquisitions and dispositions	815	(267)	10,652	55,236	—	66,436
Net cash provided by operating activities	1,417	2,891	240,532	271,877	8,500	525,217
Cash flows from investing activities:
Purchases of property, plant and equipment	—	—	(90,702)	(104,571)	—	(195,273)
Proceeds from disposal of assets	—	—	6,501	1,252	—	7,753
Purchases of other operating assets	—	—	(1,765)	(76)	—	(1,841)
Purchases of businesses	—	—	—	—	—	—
Equity contributions to subsidiaries	—	—	(331)	—	331	—
Decrease (increase) in intercompany notes receivable – net	—	109,045	—	404	(109,449)	—
Dividends from subsidiaries	—	—	107	—	(107)	—
Change in other – net	—	—	(1,797)	(7,547)	—	(9,344)
Net cash provided by (used for) investing activities	—	109,045	(87,987)	(110,538)	(109,225)	(198,705)
Cash flows from financing activities:
Draws on credit facilities	—	—	—	4,670	—	4,670
Payments on credit facilities	—	—	(78)	(47,017)	—	(47,095)
Proceeds from long-term debt	—	—	—	6,844	—	6,844
Payments on long-term debt	—	—	—	(13,212)	—	(13,212)
Net transfers to Clear Channel Communications	(260,470)	—	—	—	—	(260,470)
Intercompany funding	238,892	(111,936)	(152,193)	25,237	—	—
Increase (decrease) in intercompany notes payable –net	(130)	—	(274)	(109,045)	109,449	—
Deferred finance charges	—	—	—	—	—	—
Dividends declared and paid	—	—	—	(107)	107	—
Equity contributions from parent	—	—	—	331	(331)	—
Purchases of noncontrolling interests	—	—	—	—	—	—
Change in other – net	915	—	—	(6,115)	—	(5,200)
Net cash provided by (used for) financing activities	(20,793)	(111,936)	(152,545)	(138,414)	109,225	(314,463)
Effect of exchange rate changes on cash	—	—	—	2,533	—	2,533
Net increase (decrease) in cash and cash equivalents	(19,376)	—	—	25,458	8,500	14,582
Cash and cash equivalents at beginning of period	446,118	—	—	178,331	(15,013)	609,436
Cash and cash equivalents at end of period	$426,742	$—	$—	$203,789	$(6,513)	$624,018

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable

ITEM 9A.             CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of management, including our Chief Executive Officer and our Chief Financial Officer, we have carried out an evaluation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).  Based on that evaluation, our Chief Executive Officer and our Chief Financial Officer concluded that our disclosure controls and procedures were effective as of December 31, 2011 to ensure that information we are required to disclose in reports that are filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC and is accumulated and communicated to our management, including our Chief Executive Officer and our Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

Management’s Report on Internal Control Over Financial Reporting

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting.  The Company’s internal control over financial reporting is a process designed under the supervision of the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles.

As of December 31, 2011, management assessed the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Based on the assessment, management determined that the Company maintained effective internal control over financial reporting as of December 31, 2011, based on those criteria.

Ernst & Young LLP, the independent registered public accounting firm that audited the consolidated financial statements of the Company included in the Annual Report on Form 10-K, has issued an attestation report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011.  The report, which expresses an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, is included in this Item under the heading “Report of Independent Registered Public Accounting Firm.”

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Clear Channel Outdoor Holdings, Inc.

We have audited Clear Channel Outdoor Holdings, Inc.’s (the Company) internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). The Company’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of the Company as of December 31, 2011 and 2010, the related consolidated statements of comprehensive income (loss), changes in shareholders’ equity, and cash flows of the Company for each of the three years in the period ended December 31, 2011and our report dated February 21, 2012 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Antonio, Texas
February 21, 2012

ITEM 9B.                      OTHER INFORMATION

Not applicable

OTHER DATA

The following information with respect to our executive officers is presented as of April 2, 2012:

Name	Age	Position
Robert W. Pittman	58	Executive Chairman and Director
C. William Eccleshare	56	Chief Executive Officer
Jonathan D. Bevan	40	Managing Director and Chief Operating Officer—Clear Channel International
Thomas W. Casey	49	Executive Vice President and Chief Financial Officer
Scott D. Hamilton	42	Senior Vice President, Chief Accounting Officer and Assistant Secretary
Franklin G. Sisson, Jr.	59	Chief Revenue Officer
Robert H. Walls, Jr.	51	Executive Vice President, General Counsel and Secretary

The officers named above serve until the next Board of Directors meeting immediately following the Annual Meeting of Stockholders or until their respective successors are elected and qualified, in each case unless the officer sooner dies, resigns or is removed.  We expect to retain the individuals named above as our executive officers at such next Board of Directors meeting immediately following the Annual Meeting of Stockholders.

Robert W. Pittman was appointed as Chief Executive Officer and a director of CC Media Holdings, Inc. and Clear Channel Communications, Inc. and as Executive Chairman and a director of Clear Channel Outdoor Holdings, Inc. on October 2, 2011.  Prior thereto, Mr. Pittman served as Chairman of Media and Entertainment Platforms for CC Media Holdings, Inc. and Clear Channel Communications, Inc. since November 2010.  He has been a member of, and an investor in, Pilot Group, a private equity investment company, since April 2003.  Mr. Pittman was formerly Chief Operating Officer of AOL Time Warner, Inc. from May 2002 to July 2002.  He also served as Co-Chief Operating Officer of AOL Time Warner, Inc. from January 2001 to May 2002, and earlier, as President and Chief Operating Officer of America Online, Inc. from February 1998 to January 2001.  Mr. Pittman serves on the boards of numerous charitable organizations, including the Alliance for Lupus Research, the New York City Ballet, Public Theater, the Rock and Roll Hall of Fame Foundation and the Robin Hood Foundation, where he has served as past Chairman.

C. William Eccleshare was appointed as our Chief Executive Officer and as Chief Executive Officer—Outdoor of CC Media Holdings, Inc. and Clear Channel Communications, Inc. on January 24, 2012. Prior thereto, he served as our Chief Executive Officer—International since September 1, 2009.  He also served as Chief Executive Officer—Clear Channel Outdoor—International of CC Media Holdings, Inc. and Clear Channel Communications, Inc. from February 17, 2011 until January 24, 2012. Previously, he was Chairman and CEO of BBDO EMEA from 2005 to 2009.  Prior thereto, he was Chairman and CEO of Young & Rubicam EMEA since 2002.

Jonathan D. Bevan was appointed as our Managing Director and Chief Operating Officer — Clear Channel International on February 1, 2012. Prior thereto, he served as our Chief Operating Officer — International since October 2009.  He served as our Chief Financial Officer — International and Director of Corporate Development from November 2006 to November 2009.  Prior thereto, he served as our Chief Financial Officer — International from January 2006 to November 2006.

Thomas W. Casey was appointed as our Executive Vice President and Chief Financial Officer, and as Executive Vice President and Chief Financial Officer of CC Media Holdings, Inc. and Clear Channel Communications, Inc., effective as of January 4, 2010.  On March 31, 2011, Mr. Casey was appointed to serve in the newly-created Office of the Chief Executive Officer of Clear Channel Outdoor Holdings, Inc., Clear Channel Communications, Inc. and CC Media Holdings, Inc., in addition to his existing offices.  Mr. Casey served in the Office of the Chief Executive Officer of Clear Channel Communications, Inc. and CC Media Holdings, Inc. until October 2, 2011, and served in the Office of the Chief Executive Officer of Clear Channel Outdoor Holdings, Inc. until January 24, 2012.  Prior to January 4, 2010, Mr. Casey served as Executive Vice President and Chief Financial Officer of Washington Mutual, Inc. from November 2002 until October 2008.  Washington Mutual, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code in September 2008.  Prior to November 2002, Mr. Casey served as Vice President of General Electric Company and Senior Vice President and Chief Financial Officer of GE Financial Assurance since 1999.

Scott D. Hamilton was appointed as our Senior Vice President, Chief Accounting Officer and Assistant Secretary, and as Senior Vice President, Chief Accounting Officer and Assistant Secretary of CC Media Holdings, Inc. and Clear Channel Communications, Inc., on April 26, 2010.  Previously, Mr. Hamilton served as Controller and Chief Accounting Officer of Avaya Inc. (“Avaya”), a multinational telecommunications company, from October 2008 to April 2010.  Prior thereto, Mr. Hamilton served in various accounting and finance positions at Avaya, beginning in October 2004.  Prior thereto, Mr. Hamilton was employed by PricewaterhouseCoopers from September 1992 until September 2004.

Franklin G. Sisson, Jr. was appointed Chief Revenue Officer on February 1, 2012. Prior thereto, he served as our Executive Vice President — Sales and Marketing since 2001.

Robert H. Walls, Jr. was appointed as our Executive Vice President, General Counsel and Secretary, and as Executive Vice President, General Counsel and Secretary of CC Media Holdings, Inc. and Clear Channel Communications, Inc. on January 1, 2010.  On March 31, 2011, Mr. Walls was appointed to serve in the newly-created Office of the Chief Executive Officer of Clear Channel Outdoor Holdings, Inc., Clear Channel Communications, Inc. and CC Media Holdings, Inc., in addition to his existing offices.  Mr. Walls served in the Office of the Chief Executive Officer of Clear Channel Communications, Inc. and CC Media Holdings, Inc. until October 2, 2011, and served in the Office of the Chief Executive Officer of Clear Channel Outdoor Holdings, Inc. until January 24, 2012.  Mr. Walls was a founding partner of Post Oak Energy Capital, LP and served as Managing Director through December 31, 2009, and remains an advisor to and a partner of Post Oak Energy Capital, LP.

Clear Channel Outdoor Holdings, Inc.
Annual Meeting of Stockholders	May 18, 2012
8:00 a.m.
Hilton San Antonio Airport
Lone Star Ballroom-East
611 NW Loop 410	ADMIT ONE
San Antonio, TX 78216

Clear Channel Outdoor Holdings, Inc.
Annual Meeting of Stockholders	May 18, 2012
8:00 a.m.
Hilton San Antonio Airport
Lone Star Ballroom-East
611 NW Loop 410	ADMIT ONE
San Antonio, TX 78216

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

To vote by mail, sign and date your proxy card and return it in the enclosed postage-paid envelope.

All votes by 401(k) Plan participants must be received by 11:59 p.m. Eastern Time on May 15, 2012.

Clear Channel Outdoor Holdings, Inc.

22627

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE THREE
NOMINEES NAMED BELOW AND “FOR” ITEMS 2, 3 AND 4 (other than 401(k) Plan participants discussed on the reverse side).
						Please mark your votes as indicated in this example			☒

							FOR	AGAINST	ABSTAIN

1.	ELECTION OF DIRECTORS (Please vote for a total of only three Nominees)	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT	2.	Approval of the adoption of the 2012 Stock Incentive Plan.	☐	☐	☐
	The Board recommends that you vote “FOR” the three Nominees listed below:	☐	☐	☐	The Board recommends that you vote “FOR” approval of the adoption of the 2012 Stock Incentive Plan.

	Nominees:						FOR	AGAINST	ABSTAIN
01	James C. Carlisle
02 03	Robert W. Pittman Dale W. Tremblay				3.	Approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan.	☐	☐	☐

The Board recommends that you vote "FOR" approval of the adoption of the Amended and Restated 2006 Annual Incentive Plan.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write that nominee’s name in the space provided below.)
							FOR	AGAINST	ABSTAIN

					4.	Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

The Board recommends that you vote “FOR” ratification.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, in their discretion.

							Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Clear Channel Outdoor Holdings, Inc. account online.

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Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 18, 2012.

The Proxy Statement and the Annual Report Materials are available at:
http://bnymellon.mobular.net/bnymellon/cco

▼ FOLD AND DETACH HERE ▼

PROXY
Clear Channel Outdoor Holdings, Inc.
2012 Meeting of Stockholders – May 18, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert W. Pittman, Thomas W. Casey and Robert H. Walls, Jr., and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of Clear Channel Outdoor Holdings, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Stockholders of said company to be held in San Antonio, Texas on May 18, 2012 at 8:00 a.m. local time, or at any adjournments or postponements thereof, with all powers the undersigned would possess if then personally present, as indicated on the reverse side.

If shares of Clear Channel Outdoor Holdings, Inc. are issued to or held for the account of the undersigned under the 401(k) Plan, then the undersigned hereby directs the trustee of the plan to vote all such shares in the undersigned’s name and/or account under such plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side. The plan administrator for the 401(k) Plan will direct the trustee to vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all participants who vote.

Address Change/Comments
(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	22627